    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 2006.

                                                            FILE NO. 333-66939

                                                                     811-06285

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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM N-4

                            REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                                 ------------

PRE-EFFECTIVE AMENDMENT NO.                                / /
POST-EFFECTIVE AMENDMENT NO. 22                            /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 249                                          /X/

                        HARTFORD LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT TEN

                          (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                P.O. BOX 2999
                           HARTFORD, CT 06104-2999

                  (Address of Depositor's Principal Offices)

                                (860) 843-5445

              (Depositor's Telephone Number, Including Area Code)

                            CHRISTOPHER M. GRINNELL
                       HARTFORD LIFE INSURANCE COMPANY
                               P. O. BOX 2999
                           HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                 ------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                 ------------

It is proposed that this filing will become effective:

/ /      immediately upon filing pursuant to paragraph (b) of Rule 485

/X/      on May 1, 2006, pursuant to paragraph (b) of Rule 485

/ /      60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /      on                , pursuant to paragraph (a)(1) of Rule 485

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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

                                    PART A

PUTNAM HARTFORD CAPITAL MANAGER EDGE

SEPARATE ACCOUNT TEN
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

TELEPHONE:    1-800-521-0538


                                                           [THE HARTFORD LOGO]

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This prospectus describes information you should know before you purchase
Series I and Series IR of the Putnam Hartford Capital Manager Edge variable annuity. Please read it carefully before you purchase your variable annuity.

The Putnam Hartford Capital Manager Edge variable annuity is a contract between you and Hartford Life Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

X   Flexible, because you may add Premium Payments at any time.

X Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.


At the time you purchase your Contract, you allocate your Net Premium Payment, which is any purchase payment less the sales charge and any premium taxes, to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio company: Putnam Variable Trust.



You may also allocate some or all of your Net Premium Payment to the "Fixed Accumulation Feature," which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.


If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-521-0538 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

This Contract and its features may not be available for sale in all states.
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PROSPECTUS DATED: MAY 1, 2006



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2006

2                                            HARTFORD LIFE INSURANCE COMPANY

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TABLE OF CONTENTS


                                                                                                                            PAGE
-----------------------------------------------------------------------------------------------------------------------------------
DEFINITIONS                                                                                                                     3
FEE TABLES                                                                                                                      5
HIGHLIGHTS                                                                                                                      7
GENERAL CONTRACT INFORMATION                                                                                                    9
     Hartford Life Insurance Company                                                                                            9
     The Separate Account                                                                                                       9
     The Funds                                                                                                                  9
PERFORMANCE RELATED INFORMATION                                                                                                13
FIXED ACCUMULATION FEATURE                                                                                                     13
THE CONTRACT                                                                                                                   15
     Purchases and Contract Value                                                                                              15
     Charges and Fees                                                                                                          19
     The Hartford's Principal First                                                                                            21
     Death Benefit                                                                                                             23
     Surrenders                                                                                                                26
ANNUITY PAYOUTS                                                                                                                28
OTHER PROGRAMS AVAILABLE                                                                                                       30
OTHER INFORMATION                                                                                                              31
     Legal Matters                                                                                                             33
     More Information                                                                                                          34
FEDERAL TAX CONSIDERATIONS                                                                                                     34
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                                                                       40
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                                                             41
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES                                                                             47
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                                                                     50
APPENDIX IV -- ACCUMULATION UNIT VALUES                                                                                        51

HARTFORD LIFE INSURANCE COMPANY                                            3

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DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.


ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and withdrawals.


ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.


ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.


ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.


ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.


BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.


BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First. The initial Benefit Amount is your Premium Payments if you elected the benefit upon purchase or your Contract Value on the date we add the benefit to your Contract if you elect the benefit at a later date. The Benefit Amount is referred to as the Guaranteed Remaining Balance in your Contract.

BENEFIT PAYMENT: The maximum guaranteed payment that can be made each Contract Year under The Hartford's Principal First. The initial Benefit Payment is equal to 7% of your Premium Payments if you elect the benefit upon purchase or 7% of your Contract Value on the date we add the benefit to your Contract. The Benefit Payment can never exceed the Benefit Amount. The Benefit Payment is called Guaranteed Annual Withdrawal Benefit in your Contract.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.


CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.


CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

4                                            HARTFORD LIFE INSURANCE COMPANY

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DEATH BENEFIT: The amount payable if the Contract Owner, Joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.

GENERAL ACCOUNT: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR OUR: Hartford Life Insurance Company. Only Hartford is a capitalized term in the prospectus.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.


MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.


NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NET PREMIUM PAYMENT: This is your premium payment minus any sales charge and premium tax, or any other fee that we take prior to allocating payments according to your instructions.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. This benefit is called the Guaranteed Income Benefit in your Contract.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

HARTFORD LIFE INSURANCE COMPANY                                            5

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                                  FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU PURCHASE THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of Premium Payments):                                           5.5%
Range of Sales Charges Imposed on Purchases (as a percentage of PremiumPayments) (1):
                                                                                                                            SALES
     CUMULATIVE PREMIUM PAYMENT                                                                                            CHARGE
     Up to $49,999.99                                                                                                         5.5%
     $50,000 to $99,999.99                                                                                                    4.5%
     $100,000 to $249,999.99                                                                                                  3.5%
     $250,000 to $499,999.99                                                                                                  2.5%
     $500,000 to $999,999.99                                                                                                  2.0%
     $1,000,000 and over                                                                                                      1.0%


(1) Hartford may waive any Sales Charge for Contract Owners who take part in asset-based or fee-based brokerage accounts or other groups who meet certain aggregate Premium Payment levels.

CONTRACT OWNER PERIODIC EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.


ANNUAL MAINTENANCE FEE (2)                                                                                                  $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-AccountValue)
     Mortality and Expense Risk Charge                                                                                       0.80%
     Administrative Charge                                                                                                   0.15%
     Total Separate Account Annual Expenses                                                                                  0.95%
OPTIONAL CHARGES (as a percentage of average daily Sub-Account Value)
     The Hartford's Principal First Charge (3)                                                                               0.75%
     Optional Death Benefit Charge                                                                                           0.15%
     Earnings Protection Benefit Charge                                                                                      0.20%
     Total Separate Account Annual Expenses with all optional charges                                                        2.05%



(2) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


(3) While the maximum charge for The Hartford's Principal First is 0.75%, the current charge for this benefit is 0.50%. This charge may increase on or after the 5th anniversary of election. See "The Contract" section for additional information.


THIS TABLE ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING UNDERLYING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                                                            Minimum     Maximum
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)                                                                      0.54%        1.25%

6                                            HARTFORD LIFE INSURANCE COMPANY

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EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING ALL OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, HARTFORD WAIVES THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                                                                $   877
3 years                                                                               $ 1,546
5 years                                                                               $ 2,236
10 years                                                                              $ 4,055


(2) If you annuitize at the end of the applicable time period:


1 year                                                                                $   870
3 years                                                                               $ 1,538
5 years                                                                               $ 2,228
10 years                                                                              $ 4,047


(3) If you do not Surrender your Contract:


1 year                                                                                $   877
3 years                                                                               $ 1,546
5 years                                                                               $ 2,236
10 years                                                                              $ 4,055


CONDENSED FINANCIAL INFORMATION
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When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?" Please refer to Appendix IV for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-521-0538.

HARTFORD LIFE INSURANCE COMPANY                                            7

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HIGHLIGHTS

HOW DO I PURCHASE THIS CONTRACT?

You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $1,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase(R) Program or are part of certain retirement plans.

> For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without paying a sales charge. You may bear the investment risk for your Net Premium Payment prior to our receipt of your request for cancellation.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You pay a sales charge when you purchase your Contract and when you make additional Premium Payments to your Contract. The percent of the sales charge depends on the size of your Premium Payment to date. The bigger your Premium Payment to date, the lower the percentage of your sales charge:

              CUMULATIVE
            PREMIUM PAYMENT              SALES CHARGE
-------------------------------------------------------
 Up to $49,999.99                            5.5%
 $50,000 to $99,999.99                       4.5%
 $100,000 to $249,999.99                     3.5%
 $250,000 to $499,999.99                     2.5%
 $500,000 to $999,999.99                     2.0%
 $1,000,000 and over                         1.0%



We may include certain other investment products along with your Premium Payments when we determine your sales charge for this Contract under a program that we call "RIGHTS OF ACCUMULATION." Ask your broker or call us to see if your other investment products qualify.


You might be able to lower the sales charge you pay when you purchase your Contract by signing a LETTER OF INTENT. This is a contract between us where you decide how much you want to invest in the 13 months from the date you purchase this Contract. On the date you purchase your Contract, we deduct the sales charge based on the total amount you plan on investing over the following 13 months. This usually results in a lower percentage sales charge than if you made one initial investment and several Premium Payments later on. Think about the planned Premium Payments for your Letter of Intent carefully. If you don't make all the Premium Payments you plan on making, we will recalculate the sales charge for the amounts we actually received in the 13-month period. If the percentage sales charge on the actual amount received is more than the percentage sales charge we actually deducted, we will deduct the outstanding sales charge proportionally from all your Accounts.We may also accept a Letter of Intent for another 13 month period for subsequent Premium Payments. The Letter of Intent may not be available in all states.

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $30 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is deducted daily and is equal to an annual charge of 0.80% of your Contract Value invested in the Sub-Accounts.

- ADMINISTRATIVE CHARGE -- This charge is for administration. It is deducted daily and is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Account.


- ANNUAL FUND OPERATING EXPENSES -- These are charges for the underlying Funds. See the Funds' prospectuses for more complete information.



- THE HARTFORD'S PRINCIPAL FIRST CHARGE -- The Hartford's Principal First is an option that can be elected at an additional charge. If you elect this benefit upon purchase, you can take withdrawals during the life of the Contract Owner that are guaranteed to equal your total Premium Payments. If you elect The Hartford's Principal First, we will deduct an additional charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.


- OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts. The Optional Death Benefit must be elected at the time you send your initial Premium Payment.

- EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts.


Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts (particularly in Contracts with lower Contract Value).


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor

8                                            HARTFORD LIFE INSURANCE COMPANY

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Life Annuity with Payments for a Period Certain Annuity Payout Options, but
only if you selected the variable dollar amount Annuity Payouts.

> You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay a federal income tax penalty.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint Contract Owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts and Fixed Accumulation Feature according to your last instructions and will fluctuate with the performance of the underlying Funds.

If death occurs before the Annuity Commencement date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Contract Value of your Contract, or

- Your Maximum Anniversary Value, which is described below.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

If you purchase your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchase your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

OPTIONAL DEATH BENEFIT -- If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:

> The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

>   The Contract Value of your Contract;

>   Your Maximum Anniversary Value; or

> Your Interest Accumulation Value from the date your Optional Death Benefit is added to your Contract.

The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington or New York. Once you elect the Optional Death Benefit, you cannot cancel it.

EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington or New York. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract, plus any Sales Charges deducted on or before the date the Earnings Protection Benefit was added to your Contract, plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and



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Last Survivor Life Annuity with Payments for a Period Certain, and Payments for a Period Certain. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever comes later, unless you elect a later date to begin receiving payments subject to any laws and regulations then in effect and our approval. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option.

Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

- fixed dollar amount Automatic Annuity Payouts,

- variable dollar amount Automatic Annuity Payouts, or

- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

GENERAL CONTRACT INFORMATION

HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06102-5085. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT


The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1987 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to other income, gains or losses of Hartford.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.


THE FUNDS


FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM AMERICAN GOVERNMENT INCOME FUND       Putnam Investment Management, LLC           High current income with preservation of
   SUB-ACCOUNT which purchases Class IA                                                  capital as its secondary objective
   shares of the Putnam VT American
   Government Income Fund of Putnam
   Variable Trust
PUTNAM CAPITAL APPRECIATION FUND             Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IA
   shares of the Putnam VT Capital
   Appreciation Fund of Putnam Variable
   Trust




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10                                           HARTFORD LIFE INSURANCE COMPANY

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM CAPITAL OPPORTUNITIES FUND            Putnam Investment Management, LLC           Long-term growth of capital
   SUB-ACCOUNT which purchases Class IA
   shares of the Putnam VT Capital
   Opportunities Fund of Putnam Variable
   Trust
PUTNAM DISCOVERY GROWTH FUND SUB-ACCOUNT     Putnam Investment Management, LLC           Long-term growth of capital
   which purchases Class IA shares of the
   Putnam VT Discovery Growth Fund of
   Putnam Variable Trust
PUTNAM DIVERSIFIED INCOME FUND               Putnam Investment Management, LLC           As high a level of current income as
   Sub-Account which purchases Class IA      Sub-advised by Putnam Investments Limited   Putnam Management believes is consistent
   shares of the Putnam VT Diversified                                                   with preservation of capital
   Income Fund of Putnam Variable Trust
PUTNAM EQUITY INCOME FUND SUB-ACCOUNT        Putnam Investment Management, LLC           Capital growth and current income
   which purchases Class IA shares of the
   Putnam VT Equity Income Fund of Putnam
   Variable Trust
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON      Putnam Investment Management, LLC           A balanced investment composed of a well
   FUND SUB-ACCOUNT which purchases Class                                                diversified portfolio of stocks and
   IA shares of the Putnam VT The George                                                 bonds which provide both capital growth
   Putnam Fund of Boston of Putnam                                                       and current income
   Variable Trust
PUTNAM GLOBAL ASSET ALLOCATION FUND          Putnam Investment Management, LLC           High level of long-term total return
   SUB-ACCOUNT which purchases Class IA                                                  consistent with preservation of capital
   shares of the Putnam VT Global Asset
   Allocation Fund of Putnam Variable
   Trust
PUTNAM GLOBAL EQUITY FUND SUB-ACCOUNT        Putnam Investment Management, LLC           Capital appreciation
   which purchases Class IA shares of the
   Putnam VT Global Equity Fund of Putnam
   Variable Trust
PUTNAM GROWTH AND INCOME FUND SUB-ACCOUNT    Putnam Investment Management, LLC           Capital growth and current income
   which purchases Class IA shares of the
   Putnam VT Growth and Income Fund of
   Putnam Variable Trust
PUTNAM GROWTH OPPORTUNITIES FUND             Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IA
   shares of the Putnam VT Growth
   Opportunities Fund of Putnam Variable
   Trust
PUTNAM HEALTH SCIENCES FUND SUB-ACCOUNT      Putnam Investment Management, LLC           Capital appreciation
   which purchases Class IA shares of the
   Putnam VT Health Sciences Fund of
   Putnam Variable Trust (Closed to
   Contracts issued on or after May 3,
   2004)
PUTNAM HIGH YIELD FUND SUB-ACCOUNT which     Putnam Investment Management, LLC           High current income. Capital growth is a
   purchases Class IA shares of the          Sub-advised by Putnam Investments Limited   secondary goal when consistent with
   Putnam VT High Yield Fund of Putnam                                                   achieving high current income
   Variable Trust
PUTNAM INCOME FUND SUB-ACCOUNT which         Putnam Investment Management, LLC           High current income consistent with what
   purchases Class IA shares of the                                                      Putnam Management believes to be prudent
   Putnam VT Income Fund of Putnam                                                       risk
   Variable Trust




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HARTFORD LIFE INSURANCE COMPANY                                           11

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY FUND             Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IA      Sub-advised by Putnam Investments Limited
   shares of the Putnam VT International
   Equity Fund of Putnam Variable Trust
PUTNAM INTERNATIONAL GROWTH AND INCOME       Putnam Investment Management, LLC           Capital growth. Current income is a
   FUND SUB-ACCOUNT which purchases Class    Sub-advised by Putnam Investments Limited   secondary objective.
   IA shares of the Putnam VT
   International Growth and Income Fund
   of Putnam Variable Trust
PUTNAM INTERNATIONAL NEW OPPORTUNITIES       Putnam Investment Management, LLC           Long-term capital appreciation
   FUND SUB-ACCOUNT which purchases Class
   IA shares of the Putnam VT
   International New Opportunities Fund
   of Putnam Variable Trust
PUTNAM INVESTORS FUND SUB-ACCOUNT which      Putnam Investment Management, LLC           Long-term growth of capital and any
   purchases Class IA shares of the                                                      increased income that results from this
   Putnam VT Investors Fund of Putnam                                                    growth
   Variable Trust
PUTNAM MID CAP VALUE FUND SUB-ACCOUNT        Putnam Investment Management, LLC           Capital appreciation and, as a secondary
   which purchases Class IA shares of the                                                objective, current income
   Putnam VT Mid Cap Value Fund of Putnam
   Variable Trust
PUTNAM MONEY MARKET FUND SUB-ACCOUNT         Putnam Investment Management, LLC           As high a rate of current income as
   which purchases Class IA shares of the                                                Putnam Management believes is consistent
   Putnam VT Money Market Fund of Putnam                                                 with preservation of capital and
   Variable Trust                                                                        maintenance of liquidity
PUTNAM NEW OPPORTUNITIES FUND SUB-ACCOUNT    Putnam Investment Management, LLC           Long-term capital appreciation
   which purchases Class IA shares of the
   Putnam VT New Opportunities Fund of
   Putnam Variable Trust
PUTNAM NEW VALUE FUND SUB-ACCOUNT which      Putnam Investment Management, LLC           Long-term capital appreciation
   purchases Class IA shares of the
   Putnam VT New Value Fund of Putnam
   Variable Trust
PUTNAM OTC & EMERGING GROWTH FUND            Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IA
   shares of the Putnam VT OTC & Emerging
   Growth Fund of Putnam Variable Trust
PUTNAM RESEARCH FUND SUB-ACCOUNT which       Putnam Investment Management, LLC           Capital appreciation
   purchases Class IA shares of the
   Putnam VT Research Fund of the Putnam
   Variable Trust
PUTNAM SMALL CAP VALUE FUND SUB-ACCOUNT      Putnam Investment Management, LLC           Capital appreciation
   which purchases Class IA shares of the
   Putnam VT Small Cap Value Fund of
   Putnam Variable Trust
PUTNAM UTILITIES GROWTH AND INCOME FUND      Putnam Investment Management, LLC           Capital growth and current income
   SUB-ACCOUNT which purchases Class IA      Sub-advised by Putnam Investments Limited
   shares of the Putnam VT Utilities
   Growth and Income Fund of Putnam
   Variable Trust (Closed to Contracts
   issued on or after May 3, 2004)




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12                                           HARTFORD LIFE INSURANCE COMPANY

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA FUND SUB-ACCOUNT which          Putnam Investment Management, LLC           Capital appreciation
   purchases Class IA shares of the
   Putnam VT VistaFund of Putnam Variable
   Trust
PUTNAM VOYAGER FUND SUB-ACCOUNT which        Putnam Investment Management, LLC           Capital appreciation
   purchases Class IA shares of the
   Putnam VT Voyager Fund of Putnam
   Variable Trust



We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Fund's Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.



The Funds may not be available in all states.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution related services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

HARTFORD LIFE INSURANCE COMPANY                                           13

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PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Separate Account's past performance only and is no indication of future performance.



When a Sub-Account advertises its standardized total return, it will usually be calculated since the inception of the Separate Account's one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.


The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses, Separate Account Annual Expenses without any optional charge deductions, the lowest Sales Charge and do not include deduction for the Annual Maintenance Fee. This means the non-standardized total return for a Sub- Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.


If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.



A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

FIXED ACCUMULATION FEATURE

IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

In most states, we guarantee that we will credit interest at an annual effective rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. In some states, the minimum guaranteed interest rate is lower. If your Contract was issued before May 1, 2003, the minimum guaranteed interest rate is 3%. We reserve the right to change the rate subject only to applicable state insurance law.

We may credit interest at a rate in excess of the minimum guaranteed interest rate per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our



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14                                           HARTFORD LIFE INSURANCE COMPANY

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investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. For Contracts issued in the state of New York, the Fixed Accumulation Feature interest rates may vary from other states.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion. If you purchased your Contract after May 1, 2002, we may restrict your ability to allocate amounts to the Fixed Accumulation Feature during any time period that our credited rate of interest is equal to the minimum guaranteed interest rate.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to your instructions on record for a subsequent Premium Payment.

Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program payments, including any subsequent Program payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub- Accounts.

The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against a loss in declining markets.

Hartford may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time.

We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.


You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.


We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

In Oregon, you may only sign up for DCA Plus Programs that are six months or longer.



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HARTFORD LIFE INSURANCE COMPANY                                           15

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THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

This prospectus describes two versions of the Contract. Series I of the Contract was sold before May 1, 2002. Series IR of the Contract is sold on or after May 1, 2002, or the date your state approved Series IR for sale, if later.

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum initial Premium Payment is $1,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase(R) Program or are part of certain tax qualified retirement plans. Prior approval is required for any Premium Payments that would equal or exceed $1,000,000 when combined with the total Premium Payments made to this Contract and any other Contract we issue to you or to your Annuitant.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment minus the Sales Charge and any Premium Payment is your Net Premium Payment. Your Net Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, your Net Premium Payment will be invested on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, your Net Premium Payment will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the Net Premium Payment will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Net Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Net Premium Payment.


If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until your provide the necessary information.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will refund any sales charge deducted during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, Hartford will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.



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When Net Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Net Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Net Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures.


WHAT IS A SUB-ACCOUNT TRANSFER?


A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract as amended from time to time.



You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received in good order as long as it is received on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

When you request a Sub-Account transfer, Hartford sells shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.

Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. Hartford combines all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, Hartford also combines all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Contract Owners' "transfer-in" requests.


In addition, many of the underlying Funds that are available as investment options in Hartford's variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by Hartford or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



Hartford takes advantage of its size and available technology to combine the sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by Hartford. We also combine all the purchases of that particular underlying Fund for many of the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within the accounts at Hartford rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of a Stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by Hartford, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then Hartford would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. Hartford limits each Contract Owner to one Sub-Account transfer each day. Hartford counts all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from a Money Market Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Money Market Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would



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count as one Sub-Account transfer. Likewise, if on a single day you transferred
$10,000 out of the Money Market Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, HARTFORD HAS IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, Hartford does not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.

Hartford attempts to curb frequent transfers in the following ways:


X   20 Transfer Rule; and



X   Abusive Transfer Policy.



THE 20 TRANSFER RULE -- Hartford employs the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, Voice Response Unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.



We actively monitor Contract Owners' compliance with this policy. We will send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.


Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.

We may make changes to this policy at any time.

ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- the policies and procedures of a potentially affected underlying Fund regarding frequent trading.



Separate Account investors could be precluded from purchasing Fund shares if we reach an impasse on the execution of Fund abusive trading instructions.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated. Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract Owner. As a result, there is a risk that the underlying Fund may not be able to identify abusive transfers.


Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax indentification Number, and other identifying information contained in our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of the underlying Fund.



ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, Hartford does not make any exceptions to its policies restricting frequent trading. This means that if you request to be



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excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, Hartford will refuse your request.


SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We don't apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.



- Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents and administrative services agreements. If these retirement plan documents and administrative services agreements have no restrictions on Sub-Account transfers, then Hartford cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. Hartford has been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. Hartford has had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by Hartford could have the same abusive affect as frequent Sub-Account transfers done by Contract Owners of this Contract.



Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that Hartford is not able to detect and prevent, which we describe here:

- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that does not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.


- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the variable annuity prospectus, the policies and procedures described in the variable annuity prospectus control how we administer Sub- Account transfers.


We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

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These transfer limits do not include transfers done through Dollar Cost
Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.



Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.



Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the close of the New York Stock Exchange on the day you make the transfer request.

Hartford, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

SALES CHARGE

The purpose of the sales charge is to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to distributing organizations and their sales personnel, the cost of preparing sales literature and other promotional activities. If the sales charge is not sufficient to cover sales and distribution expenses, we pay them from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

You pay a sales charge when you purchase your Contract and when you make additional Premium Payments to your Contract. The amount of the sales charge depends on the size of your Premium Payment. The bigger your Premium Payments, the lower the percentage of your sales charge:

              CUMULATIVE
            PREMIUM PAYMENT              SALES CHARGE
-------------------------------------------------------
Up to $49,999.99                             5.5%
$50,000 to $99,999.99                        4.5%
$100,000 to $249,999.99                      3.5%
$250,000 to $499,999.99                      2.5%
$500,000 to $999,999.99                      2.0%
$1,000,000 and over                          1.0%



We may include certain other investment products when we determine your sales charge for this Contract under a program that we call "RIGHTS OF ACCUMULATION." Under this Program, we may include the asset values of investment products that we call "Eligible Investments" along with your Premium Payments when we determine your sales charge for the Contract. Your other investment products must be ones that we allow as Eligible Investments at the time of your Premium Payment to be considered part of this Program. If you purchased your Contract on or after November 1, 2005, Eligible Investments are:



- Any other individual variable annuity contract issued by Hartford or one of its affiliates that has a front-end sales charge; and



- Class A shares of any retail mutual fund of a fund family that is available as an investment option in this Contract.



If you purchased your Contract before November 1, 2005, Eligible Investments are any individual annuity contract or variable life insurance policy issued by Hartford or its affiliates, and shares of any mutual fund or 529 plan that Hartford has approved for the Program.



Ask your broker or call us to see if your other investment products qualify. You must identify your Eligible Investments to your broker at the time you complete your application or Request for Annuity, and each time you make subsequent Premium Payments. If you send us your Premium Payment directly instead of through your broker's firm, or if you send us Premium Payments through our InvestEase Program or other automatic investment programs, your sales charge will be




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determined based on your most recent sales charge level on record under the
Rights of Accumulation Program, if applicable, or your Cumulative Premium Payments, whichever results in a lower sales charge.



OTHER IMPORTANT PROGRAM RULES:



- If you purchased your Contract on or after November 1, 2005, you must be the owner or joint owner of the Eligible Investments in order for them to be included under the Program. Additionally, your broker's firm must be the broker of record for the Eligible Investments in order for them to be included under the Program.



- If you purchased your Contract before November 1, 2005, Eligible Investments owned by you, your spouse or any immediate family member may be included under the Program.



We may discontinue, modify or amend this Program at any time.


You might be able to lower the sales charge you pay when you purchase your Contract by signing a LETTER OF INTENT. This is a contract between us where you decide how much you want to invest in the 13 months from the date you purchase this Contract. On the date you purchase your Contract, we deduct the sales charge based on the total amount you plan on investing over the following 13 months. This usually results in a lower sales charge than if you made one initial investment and several Premium Payments later on. Think about the planned Premium Payments for your Letter of Intent carefully. If you don't make all the Premium Payments you plan on making, we will recalculate the sales charge for the amounts we received in the 13 month period. If it turns out you owe us additional money, we will deduct this amount proportionally from your Accounts. We may also accept a Letter of Intent for another 13 month period for subsequent Premium Payments. The Letter of Intent may not be available in all States.

Hartford reserves the right to waive any Sales Charge for Contract Owners who take part in asset-based or fee-based brokerage accounts or other groups who met certain aggregate premium payment levels.

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 0.80% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Net Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Net Premium Payments are accumulating, we may experience a loss resulting from the death of an Annuitant or Contract Owner before commencement of Annuity payments in periods of declining value. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Sales Charge and Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

For Administration, we apply a daily charge at the rate of 0.15% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of



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the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

You should refer to the Trust prospectus for a description of deductions and expenses paid out of the assets of the Trust's portfolios.

PREMIUM TAXES

We deduct Premium Taxes if required by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


ANNUAL FUND OPERATING EXPENSES -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects management fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.


THE HARTFORD'S PRINCIPAL FIRST CHARGE


The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis that is based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may elect the annuitization option at any time. If you bought your Contract on or after August 5, 2002, you can elect to add this benefit to your Contract for an additional charge on a daily basis that is equal to an annual charge of 0.35% of your Contract Value invested in the Sub-Accounts. If you bought your Contract before August 5, 2002, you can elect to add this benefit to your Contract at the current charge.


OPTIONAL DEATH BENEFIT CHARGE

If you elect the Optional Death Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

EARNINGS PROTECTION BENEFIT CHARGE

If you elect the Earnings Protection Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

REDUCED FEES AND CHARGES

WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, THE ADMINISTRATIVE CHARGE, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

THE HARTFORD'S PRINCIPAL FIRST


The Hartford's Principal First is an option that can be elected at an additional charge if we offer this rider at that time. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. We reserve the right to treat all Contracts issued to you by Hartford or one of its affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First. This means that if you purchase two Contracts from us in any twelve month period and elect The Hartford's Principal First on both Contracts, withdrawals from one Contract will be treated as withdrawals from the other Contract.


If you elect The Hartford's Principal First when you purchase your Contract, your initial Premium Payment is equal to the maximum payouts (the "Benefit Amount"). If you elect this option at a later date, your Contract Value on the date we add the benefit to your Contract is equal to the initial Benefit Amount. The Benefit Amount can never be more than $5 million dollars. The Benefit Amount is reduced as you take withdrawals. The Hartford's Principal First operates as a guarantee of the Benefit Amount. Benefit Payments under The Hartford's Principal First are treated as partial Surrenders and are deducted from your Contract Value.

Once the initial Benefit Amount has been determined, Hartford calculates the maximum guaranteed payment that may be made each year ("Benefit Payment"). The Benefit Payment is equal to 7% of the initial Benefit Amount. If you do not take 7% one year, you may not take more than 7% the next year. The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. If you establish The Hartford's Principal First when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish the benefit at any time after purchase, we count one year as the time between the date we added the option to your Contract and your next Contract Anniversary, which could be less than a year. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit



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22                                           HARTFORD LIFE INSURANCE COMPANY

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Amount and your Benefit Payment may be lower in the future. We recalculate your
Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract
Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. Your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to 7% of the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.


Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 5% or 7% of the additional Premium Payment for The Hartford's Principal First Preferred and The Hartford's Principal First, respectively.


If you change the ownership or assign this Contract to someone other than your spouse anytime after one year of electing The Hartford's Principal First, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.

The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment, or

- The Contract Value at the time of the ownership change or assignment.

Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the benefit. If you choose to "step-up" the benefit, your Benefit Amount is re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the "step-up" benefit has been in place, you may choose to "step-up" the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step up" without waiting for the 5th year their Contract has been in force.

We currently allow you to "step-up" on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. At the time you elect to "step up", we may be charging more for The Hartford's Principal First. Regardless of when you bought your Contract, upon "step up" we will charge you the current charge. Before you decide to "step up", you should request a current prospectus which will describe the current charge for this Benefit.

Each surrender you make as a Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount.

You can Surrender your Contract any time, even if you have The Hartford's Principal First, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First. If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through an Annuity Payout option called The Hartford's Principal First Payout Option until your Benefit Amount is depleted. While you are receiving payments, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose from another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option, called The Hartford's Principal First Payout Option, Hartford will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.

If you, the joint Contract Owner or Annuitant die before you receive all the Benefit Payments guaranteed by Hartford, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, causing a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older.



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HARTFORD LIFE INSURANCE COMPANY                                           23

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For examples on how The Hartford's Principal First is calculated, please see
"Appendix III."

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Contract Value of your Contract; or

- The Maximum Anniversary Value, which is described below.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

If you purchase your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchase your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

OPTIONAL DEATH BENEFIT -- You may also elect the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.

The Interest Accumulation Value will be:

- Your Contract Value on the date we add the Optional Death Benefit to your Contract;

- Plus any Premium Payments made after the Optional Death Benefit is added;

- Minus any partial Surrenders after the Optional Death Benefit is added;

- Compounded daily at an annual interest rate of 5%.

If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments or subtract any partial Surrenders.

The Optional Death Benefit is limited to a maximum of 200% of Contract Value on the date the Optional Death Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Optional Death Benefit was added to your Contract. We subtract proportional adjustments for any partial Surrenders. For examples on how the Optional Death Benefit is calculated see "Appendix II".

The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington or New York. Once you elect the Optional Death Benefit, you cannot cancel it.

If you purchase your Contract after September 30, 1999, you must elect the Optional Death Benefit at the time you send us your initial Premium Payment.

EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington or New York. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it. If you elect the Earnings Protection Benefit in Pennsylvania, you may cancel it within 10 days after you receive it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or



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24                                           HARTFORD LIFE INSURANCE COMPANY

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- The Maximum Anniversary Value; or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any NetPremium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract, plus any Sales Charges deducted on or before the date the Earnings Protection Benefit was added to your Contract, plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any adjustments for partial Surrenders.

Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant is age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death plus 40% of the Contract gain was the greatest of the three death benefit calculations,

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- After the deduction of Sales Charges, your Net Premium Payment is $96,500,

- You took no partial Surrenders,

- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death equals $400,000,

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract or $96,500 = $303,500.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- plus Sales Charges deducted on or before the date the Earnings Protection Benefit was added to your Contract ($3,500),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0).

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.

Before you purchase the Earnings Protection Benefit, you should also consider the following:

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract, or your spouse continues your Contract after your death, and the new Contract Owner would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

HARTFORD LIFE INSURANCE COMPANY                                           25

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ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under the sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

The total death benefits payable as a result of the death of any one person under one or more deferred variable annuities issued by Hartford or its affiliates after May 1, 2002, and aggregate Premium Payments total $5 million or more, cannot exceed the greater of:

- The aggregate Premium Payments minus any Surrenders;

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Payout Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can make Sub-Account transfers.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the Death Benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit or the Optional Death Benefit, if the spouse had elected to receive the Death Benefit amount. This spousal contract continuation is available only once for each contract.

If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit,



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26                                           HARTFORD LIFE INSURANCE COMPANY

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Hartford will use the date the Contract is continued with your spouse as
Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or      Joint Contract Owner receives
                                 Contract Owner                   deceased                        the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or      Designated Beneficiary receives
                                 Contract Owner                   deceased                        the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or      Contract Owner's estate
                                 Contract Owner and the           deceased                        receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent    The Contract Owner becomes the
                                                                  Annuitant                       Contingent Annuitant and the
                                                                                                  Contract continues.
Annuitants                       The Contract Owner is living     The Contingent Annuitant is     Contingent Annuitant becomes
                                                                  living                          the Annuitant, and the Contract
                                                                                                  continues.
Annuitant                        The Contract Owner is a trust    There is no named Contingent    The Contract Owner receives the
                                 or other non-natural person      Annuitant                       Death Benefit.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                        AND . . .                                      THEN THE . . .
Contract Owner                   The Annuitant is living                          Designated Beneficiary becomes the Contract
                                                                                  Owner
Annuitant                        The Contract Owner is living                     Contract Owner receives a payout at death, if
                                                                                  any.
Annuitant                        The Annuitant is also the Contract Owner         Designated Beneficiary a payout at death, if
                                                                                  any.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH. FOR MORE INFORMATION ON ANNUITY PAYOUT OPTIONS THAT MAY NOT RESULT IN A PAYOUT AT DEATH PLEASE SEE THE SECTION ENTITLED "ANNUITY PAYOUTS." IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date.

There are two restrictions on partial Surrenders before the Annuity Commencement Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract



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  Value is under the minimum after the Surrender. The minimum Contract Value in
  Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payments for a Period Certain variable dollar amount Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payments for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone Surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.



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MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?


Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.


1. WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the annuitant reaches age 90, the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Principal First Payout Option is available only to Contract Holders who elect The Hartford's Principal First rider. The Hartford's Principal First Preferred Payout Option is available only to Contract Holders who elect The Hartford's Principal First Preferred rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value at the time of Annuitization minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus the Annuity Payouts already made. This option is only available for Annuity Payouts using the 5% Assumed Investment Return or fixed dollar amount Annuity Payouts.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we



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continue to make Annuity Payouts to the other Annuitant until that second
Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts; either fixed, variable, or a combination of fixed and variable, after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We make Annuity Payouts during the lifetime of the Annuitant and a Joint Annuitant, and we guarantee to make those Annuity Payouts for a time period you select which is not less than 5 years and no more than 100 years minus your younger Annuitant's age. If both the Annuitant and your Joint Annuitant die before the time period selected is over, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units, for fixed dollar amount Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 5 years. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION

If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, Hartford will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.

IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN VARIABLE DOLLAR AMOUNT ANNUITY PAYOUT OPTION.

- For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

3. HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

4. WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.



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Subject to the approval of your State, you can select one of three AIRs: 3%, 5%
or 6%. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the Fixed Payment Annuity tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for a 3% AIR is 0.999919%. The Annuity Unit Factor for a 5% AIR is 0.999866%. The Annuity Unit Factor for a 6% AIR is 0.999840%.

COMBINATION ANNUITY PAYOUT -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other Programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.




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INVESTEASE(R) PROGRAM -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.


AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

AUTOMATIC REBALANCING PROGRAM -- Automatic Rebalancing is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Automatic Rebalancing Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

DOLLAR COST AVERAGING PROGRAMS -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.

OTHER INFORMATION

ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the Contracts which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours.



Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).



Commissions -- We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.



We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Commissions range from 1% for Access Contracts to 7% for Core Contracts. Registered Representatives may have multiple options on how they wish to allocate




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their commissions and/or compensation. Compensation paid to your Registered
Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.



Additional Payments -- In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.



We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.



Consistent with NASD Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to NASD rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than NASD rules.



Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. For the fiscal year ended December 31, 2005, Additional Payments did not in the aggregate exceed approximately $48 million (excluding incidental corporate-sponsorship related perquisites).



As of December 31, 2005, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: A.G. Edwards & Sons, Inc., ABN AMRO Bank, N.V., Advest, Inc., Aegis Capital Advisors, LLC, AIG Advisors Group, Inc., AIG SunAmerica, American International Group, Inc., AMSouth Investment Services, Inc., Asset Management Securities, Associated Investment Services, Inc., B. C. Ziegler & Co., Banc of America Investment Services, Inc., Banc One Securities Corp., Bancnorth Investment Group, Inc., Bancwest Investment Services, Inc., BB&T Investment Services, Inc., BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., BlueVase Securities, LLC., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Capital Analyst Inc., Capital Securities of America, Inc., Centaurus Financial, Inc., Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage House (LifeMark Partners), Coordinated Capital Securities, Inc., Commerce Brokerage Services, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crowell, Weedon & Co., Crown Capital Securities, L.P., Cuso Financial Services, L.P., Dortch Securities & Investments, Inc., Duerr Financial Corporation, Edward D. Jones & Co., L.P., Empire Securities, Inc., ePLANNING, Inc., Ferris, Baker Watts, Incorporated, FFP Securities, Inc., Fifth Third Securities, Inc., FIMCO Securities Group (Mequon, WI), Financial Network Services (or Investment) Corp., Fintegra Financial Services, LLC., First Allied Securities, Inc., First Citizens Investor Services, First Heartland Capital, Inc., First Montauk Securities Corp., First National Bank of Omaha, First Tennessee Brokerage, Inc., First Wall Street Corporation, Frost Brokerage Services, Inc., FSC Securities Corporation, Girard Securities, Inc., Great American Advisors, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., H & R Block Financial Advisors, Inc., Harvest Capital LLC, Heim & Young Securities, Hibernia Investments, L.L.C., Hong Kong and Shanghai Banking Corporation Limited (HSBC), The Huntington Investment Company, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group, LLC, Infinex Financial Group, ING Advisors Network, Intersecurities, INC., Invest Financial Corp., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corporation, Investment Centers of America, Inc., Investment Professionals, Inc., Investors Capital Corp., James T. Borello & Co, Janney Montgomery Scott LLC, Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., KMS Financial Services, Inc., Legg Mason Wood Walker, Incorporated, Leigh Baldwin & Co., LLC, Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Linsco/Private Ledger Corp., Local Securities Corporation, M&T Securities, Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, Natcity Investments, Inc., National Planning Corp., Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., ONB Investment Services, Inc., Oppenheimer & Co., Inc., Park


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Avenue Securities LLC, Parker/Hunter Incorporated, Partners Investment Network,
Inc., Pension Planners Securities, Inc., People's Securities, Inc., PFIC Securities Corp., Piper Jaffray & Co., Prime Capital Services, Inc., Primevest Financial Services, Inc., Proequities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp, Raymond James Financial Services, RBC Dain Rauscher Inc., Robert W. Baird & Co., Inc., Rogan & Assoc., Inc., Royal Alliance Assoc., Inc., Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, SII Investments, Inc., Southtrust Securities, Inc., Stifel
Nicolaus & Company, Incorporated, Sun Trust Bank, SunTrust Investment Services, Inc. -- Alexander Key Division, SWBC Investment Services, LLC, Synovus Securities, Inc., TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc.,Triad Advisors, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, Inc., U.S. Bancorp Investments, Inc., Unionbanc Investment Services, LLC, Uvest Financial Services Group Inc., Valmark Securities, Inc., Wachovia Securities, LLC. (various divisions), Wall Street Financial Group, Inc., Walnut Street Securities, Inc., Webster Investment Services, Inc., Wells Fargo Brokerage Services, L.L.C., Wescom Financial Services, Wilbanks Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), WRP Investments, Inc., XCU Capital Corporation, Inc.



Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.


LEGAL MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation. Pursuant to an agreement in principle reached in February 2005 with the Board of Directors of the HLS funds, The Hartford has indemnified the affected funds for material harm deemed to have been caused to the funds by frequent trading by these owners for the period from January 2, 2004 through December 31, 2005. The Hartford does not expect to incur additional costs pursuant to this agreement in principle in light of the exchange or surrender of these variable annuity contracts.



The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.



The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.



To date, none of the SEC's and New York Attorney General's market timing investigation, the SEC's directed brokerage investigation, or the New York Attorney General's and Connecticut Attorney General's single premium group annuity investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC, the New York Attorney General's Office, and the Connecticut Attorney General's Office are likely




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to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC, the New York Attorney General's Office and the Connecticut Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. Hartford Life, Inc. ("Hartford Life") recorded a charge of $66 million, after-tax, to establish a reserve for the market timing and directed brokerage matters in the first quarter of 2005. Based on recent developments, Hartford Life recorded an additional charge of $36 million, after-tax, in the fourth quarter of 2005, of which $14 million, after tax, was attributed to HLIC, to increase the reserve for the market timing, directed brokerage and single premium group annuity matters. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 million already attributed to HLIC. However, the ultimate liability of HLIC is not reasonably estimable at this time.



On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.



On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.



On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.



The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.



The Hartford does not expect any of these actions to result in a material adverse on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.


MORE INFORMATION

You may call your Registered Representative if you have any questions or write or call us at the address below:

Hartford Life Insurance Company
Attn: Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085.

Telephone:   (800) 521-0538

FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION



The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.



This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract




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or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.



In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.



THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.



B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT



The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.



Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.



C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS



Section 72 of the Code governs the taxation of annuities in general.



  1.  NON-NATURAL PERSONS AS OWNERS



Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:



- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),



- A contract acquired by the estate of a decedent by reason of such decedent's death,



- Certain contracts acquired with respect to tax-qualified retirement arrangements,



- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or



- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.



A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.



Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.



  2.  OTHER CONTRACT OWNERS (NATURAL PERSONS).



A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g.,




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in the form of a lump sum payment (full or partial value of a Contract) or as
Annuity payments under the settlement option elected.



The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.



     A.  DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.



   i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.



  ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.



 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."



  iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



   v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.



  vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



     B.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.



Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").



   i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.



  ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.



 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).



     C.  AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.



Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income




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from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.



     D.  10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
         PAYMENTS.



   i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.



  ii. The 10% penalty tax will not apply to the following distributions:



     1. Distributions made on or after the date the recipient has attained the age of 59 1/2.



     2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.



     3.  Distributions attributable to a recipient's becoming disabled.



     4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.



     5. Distributions made under certain annuities issued in connection with structured settlement agreements.



     6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).



If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.



     E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.



If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.



     F.  REQUIRED DISTRIBUTIONS



   i. Death of Contract Owner or Primary Annuitant



      Subject to the alternative election or spouse beneficiary provisions in ii or iii below:



     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and



     3.  If the Contract Owner is not an individual, then for purposes of 1. or
         2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.



  ii. Alternative Election to Satisfy Distribution Requirements



      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.




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 iii. Spouse Beneficiary



      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.



     G.  ADDITION OF RIDER OR MATERIAL CHANGE.



The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.



     H.  PARTIAL EXCHANGES.



The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.



  3.  DIVERSIFICATION REQUIREMENTS.



The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.



The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:



- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,



- no more than 70% is represented by any two investments,



- no more than 80% is represented by any three investments and



- no more than 90% is represented by any four investments.



In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.



A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.



  4.  TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.



In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.



For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.



The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small




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company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.



D. FEDERAL INCOME TAX WITHHOLDING



The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:



     1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.



     2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.



Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS



The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.



G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS



Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.


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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
     Safekeeping of Assets
     Experts
     Non-Participating
     Misstatement of Age or Sex
     Principal Underwriter
PERFORMANCE RELATED INFORMATION
     Total Return for all Sub-Accounts
     Yield for Sub-Accounts
     Money Market Sub-Accounts
     Additional Materials
     Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS


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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider whether the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAs")



In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAs Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or




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securities) into your Traditional IRA under certain circumstances, as indicated
below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAs Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAs The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.



ROTH IRAs Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to




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limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $44,000 in 2006) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



   a. after the employee reaches age 59 1/2;



   b. upon the employee's separation from service;



   c. upon the employee's death or disability; or



   d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received




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represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



a. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



b. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



(a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



(b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.




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HARTFORD LIFE INSURANCE COMPANY                                           45

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If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



   a. an RMD amount;



   b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a




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46                                           HARTFORD LIFE INSURANCE COMPANY

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      designated beneficiary, or (ii) for a specified period of 10 years or more; or



   c. any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.



9. QUALIFIED HURRICANE RELIEF



The Katrina Emergency Tax Relief Act of 2005 ("KETRA"), signed by the President on September 23, 2005, contains several provisions regarding distributions from qualified plans for participants who were affected by Hurricane Katrina. Generally, KETRA allows eligible persons to take distributions from their retirement plans without being subject to the 10% penalty on early distributions and permits the income portion of such distribution to be included in taxable income ratably over a three-year period. KETRA also allows such distributed amounts to be recontributed to the retirement plan within three years and such re-contribution will be treated as a rollover contribution, thus avoiding taxation of the distributed amounts. The total amount of qualified KETRA distributions that an eligible person may receive from all qualified plans is limited to $100,000. KETRA also provides relief for certain qualified plan withdrawals made in connection with home purchases which were cancelled because of Hurricane Katrina and modifies the qualified plan loan rules for certain loans taken by eligible persons. These qualified plan provisions of KETRA were extended to certain victims of Hurricanes Rita and Wilma through the enactment of the Gulf Opportunity Zone Act signed by the President on December 21, 2005. The IRS is preparing further guidance regarding these relief provisions for the victims of the Hurricanes and is drafting Form 8915 for use by eligible persons for reporting qualified plan distributions and determining the amount to be included in taxable income. You should check the IRS's web site to determine if your residence was in an area of hurricane impact which entitles you to the relief being sought. KETRA and the Gulf Opportunity Zone Act contain tax relief provisions in addition to the qualified plan provisions described above and the IRS has designated areas in the hurricane impacted states for different types of tax relief.

HARTFORD LIFE INSURANCE COMPANY                                           47

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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$  100,000   Premium Payment
$    5,000   Interest of 5%
-----------
$  105,000   Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$   10,000   partial Surrender divided by
$  108,000   Contract Value prior to Surrender equals
    .09259   multiplied by
$  105,000   Interest Accumulation Value for a total of
$    9,722   to be deducted from the Interest Accumulation Value equals
-----------
$   95,278   the new Interest Accumulation Value

EXAMPLE 2

Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$  100,000   Premium Payment
$    5,000   Interest of 5%
-----------
$  105,000   Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$   10,000   partial Surrender divided by
$   92,000   Contract Value prior to Surrender equals
    .10870   multiplied by
$  105,000   Interest Accumulation Value for a total of
$   11,413   to be deducted from the Interest Accumulation Value equals
-----------
$   93,587   the New Interest Accumulation Value

48                                           HARTFORD LIFE INSURANCE COMPANY

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EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- After the deduction of Sales Charges, your Net Premium Payment is $96,500,

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($96,500),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals -$13,500 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- Add any adjustments for partial Surrenders ($0).

So the Contract gain equals $43,500.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- plus Sales Charges deducted on or before the Earnings Protection Benefit was added to your Contract ($3,500),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $43,500 or $17,400 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $157,400.

HARTFORD LIFE INSURANCE COMPANY                                           49

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EXAMPLE 2

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- After the deduction of Sales Charges, your Net Premium Payment is $96,500,

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($96,500)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals +$6,500 which is greater than zero, so there is a $6,500 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- Add any adjustments for partial Surrenders ($6,500),

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- plus Sales Charges deducted on or before the Earnings Protection Benefit was added to your Contract ($3,500),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($6,500)

Which equals $93,500. The cap is 200% of $93,500 which is $187,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.

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50                                           HARTFORD LIFE INSURANCE COMPANY

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APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), and we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

HARTFORD LIFE INSURANCE COMPANY                                           51

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APPENDIX IV -- ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows only the highest and lowest possible Accumulation Unit Values, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by calling us at 1-800-521-0538.


                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM AMERICAN GOVERNMENT INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $13.053 $12.813  $12.705 $11.750  $11.114  $10.000      --
    Accumulation Unit Value at end of period                           $13.144 $13.053  $12.813 $12.705  $11.750  $11.114      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            88      61       50      50       31        4      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.569 $12.517       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.549 $12.569       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM CAPITAL APPRECIATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $8.852  $7.769   $6.273  $8.132   $9.512  $10.000      --
    Accumulation Unit Value at end of period                            $9.486  $8.852   $7.769  $6.273   $8.132   $9.512      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            11       7        6       3        1       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $8.562  $7.697       --      --       --       --      --
    Accumulation Unit Value at end of period                            $9.097  $8.562       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM CAPITAL OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $15.228 $12.979  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.664 $15.228  $12.979      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $15.019 $13.326       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.296 $15.019       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM DISCOVERY GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $5.296  $4.964   $3.785  $5.406   $7.869  $10.000      --
    Accumulation Unit Value at end of period                            $5.643  $5.296   $4.964  $3.785   $5.406   $7.869      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             9       9        5       5        3       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $5.123  $4.938       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.412  $5.123       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM DIVERSIFIED INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $14.213 $13.094  $10.991 $10.449  $10.160  $10.248  $10.00
    Accumulation Unit Value at end of period                           $14.540 $14.213  $13.094 $10.991  $10.449  $10.160  $10.25
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            20      15        5       6       10        1      --

52                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------


                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $16.711 $15.787       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.951 $16.711       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM EQUITY INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $13.445 $12.104  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $14.079 $13.445  $12.104      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.260 $12.121       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.768 $13.260       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM GLOBAL ASSET ALLOCATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $10.731  $9.916   $8.203  $9.449  $10.409  $11.052  $10.00
    Accumulation Unit Value at end of period                           $11.395 $10.731   $9.916  $8.203   $9.449  $10.409  $11.05
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             1       2        1      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $31.153 $29.377       --      --       --       --      --
    Accumulation Unit Value at end of period                           $32.800 $31.153       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM GLOBAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $7.826  $6.935   $5.404  $7.009  $10.060  $14.435  $10.00
    Accumulation Unit Value at end of period                            $8.457  $7.826   $6.935  $5.404   $7.009  $10.060  $14.44
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $21.153 $19.302       --      --       --       --      --
    Accumulation Unit Value at end of period                           $22.664 $21.153       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $11.519 $10.442   $8.256 $10.263  $11.041  $10.311  $10.00
    Accumulation Unit Value at end of period                           $12.038 $11.519  $10.442  $8.256  $10.263  $11.041  $10.31
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            37      35       23      21       16        6      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $49.030 $45.487       --      --       --       --      --
    Accumulation Unit Value at end of period                           $50.804 $49.030       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM GROWTH OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $4.510   $4.461   $3.647  $5.214   $7.732  $10.000      --
    Accumulation Unit Value at end of period                           $4.662   $4.510   $4.461  $3.647   $5.214   $7.732      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            1        1        1      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $4.343   $4.391       --      --       --       --      --
    Accumulation Unit Value at end of period                           $4.450   $4.343       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           53

----------------------------------------------------------------------------


                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                            2005     2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM HEALTH SCIENCES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                    $11.755  $11.060   $9.398 $11.891  $14.918  $10.824  $10.00
    Accumulation Unit Value at end of period                          $13.216  $11.755  $11.060  $9.398  $11.891  $14.918  $10.82
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           13        8       10       7        2        1      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $10.731  $10.397       --      --       --       --      --
    Accumulation Unit Value at end of period                          $11.962  $10.731       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM HIGH YIELD FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                    $13.148  $11.960   $9.518  $9.660   $9.389  $10.353  $10.00
    Accumulation Unit Value at end of period                          $13.476  $13.148  $11.960  $9.518   $9.660   $9.389  $10.35
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            8        7       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $30.280  $28.258       --      --       --       --      --
    Accumulation Unit Value at end of period                          $30.771  $30.280       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                    $13.215  $12.740  $12.284 $11.473  $10.772  $10.068  $10.00
    Accumulation Unit Value at end of period                          $13.430  $13.215  $12.740 $12.284  $11.473  $10.772  $10.07
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            5        4        1       2       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $25.963  $25.499       --      --       --       --      --
    Accumulation Unit Value at end of period                          $26.163  $25.963       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM INTERNATIONAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                    $11.241   $9.742   $7.631  $9.340  $11.847  $13.207  $10.00
    Accumulation Unit Value at end of period                          $12.521  $11.241   $9.742  $7.631   $9.340  $11.847  $13.21
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           51       45       41      16        9        2      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $17.319  $15.384       --      --       --       --      --
    Accumulation Unit Value at end of period                          $19.128  $17.319       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $11.892  $9.896   $7.220  $8.443  $10.745  $10.703  $10.00
    Accumulation Unit Value at end of period                           $13.468 $11.892   $9.896  $7.220   $8.443  $10.745  $10.70
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             5       3       --       1       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $16.960 $14.451       --      --       --       --      --
    Accumulation Unit Value at end of period                           $19.045 $16.960       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $8.337  $7.407   $5.597  $6.530   $9.222  $15.155  $10.00
    Accumulation Unit Value at end of period                            $9.797  $8.337   $7.407  $5.597   $6.530   $9.222  $15.16
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             2       1        1       1       --       --      --

54                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------


                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                            2005     2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $11.882  $10.717       --      --       --       --      --
    Accumulation Unit Value at end of period                          $13.846  $11.882       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM INVESTORS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $7.995   $7.138   $5.663  $7.491  $10.031  $12.421  $10.00
    Accumulation Unit Value at end of period                           $8.635   $7.995   $7.138  $5.663   $7.491  $10.031  $12.42
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           16       17       10       9       10        1      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $9.077   $8.344       --      --       --       --      --
    Accumulation Unit Value at end of period                           $9.721   $9.077       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM MID CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                    $14.728  $12.846  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                          $16.442  $14.728  $12.846      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            5        1       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $14.525  $12.968       --      --       --       --      --
    Accumulation Unit Value at end of period                          $16.079  $14.525       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM MONEY MARKET FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $1.095   $1.095   $1.098  $1.092   $1.060   $1.009   $1.00
    Accumulation Unit Value at end of period                           $1.115   $1.095   $1.095  $1.098   $1.092   $1.060   $1.01
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                        1,070    1,162    1,168   1,453    1,070      842      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $1.659   $1.673       --      --       --       --      --
    Accumulation Unit Value at end of period                           $1.675   $1.659       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $7.366  $6.725   $5.116  $7.410  $10.685  $14.596  $10.00
    Accumulation Unit Value at end of period                            $8.050  $7.366   $6.725  $5.116   $7.410  $10.685  $14.60
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             4      23       17      22       12        1      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $20.098 $18.971       --      --       --       --      --
    Accumulation Unit Value at end of period                           $21.777 $20.098       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM NEW VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $16.331 $14.240  $10.820 $12.918  $12.587  $10.373  $10.00
    Accumulation Unit Value at end of period                           $17.169 $16.331  $14.240 $10.820  $12.918  $12.587  $10.37
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             9       8        6       2        1       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $18.185 $16.225       --      --       --       --      --
    Accumulation Unit Value at end of period                           $18.956 $18.185       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           55

----------------------------------------------------------------------------


                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM OTC & EMERGING GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $4.184  $3.875   $2.878  $4.276   $7.932  $16.351  $10.00
    Accumulation Unit Value at end of period                            $4.479  $4.184   $3.875  $2.878   $4.276   $7.932  $16.35
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            12      47       35      35       23        2      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $5.483  $5.234       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.821  $5.483       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM RESEARCH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $9.523  $8.919   $7.164  $9.279  $11.511  $11.831  $10.00
    Accumulation Unit Value at end of period                            $9.929  $9.523   $8.919  $7.164   $9.279  $11.511  $11.83
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            12      11        8       8        4        2      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.159 $11.587       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.570 $12.159       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM SMALL CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $23.775 $18.968  $12.760 $15.722  $13.403  $10.858  $10.00
    Accumulation Unit Value at end of period                           $25.269 $23.775  $18.968 $12.760  $15.722  $13.403  $10.86
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             6       5        2       1        1       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $21.581 $18.071       --      --       --       --      --
    Accumulation Unit Value at end of period                           $22.743 $21.581       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                    $12.508  $11.640  $10.014 $11.057  $11.080  $10.186  $10.00
    Accumulation Unit Value at end of period                          $12.912  $12.508  $11.640 $10.014  $11.057  $11.080  $10.19
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            2        2        2       2        2       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $11.881  $11.267       --      --       --       --      --
    Accumulation Unit Value at end of period                          $12.161  $11.881       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM UTILITIES GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $9.975   $8.263   $6.673  $8.845  $11.470   $9.841  $10.00
    Accumulation Unit Value at end of period                          $10.765   $9.975   $8.263  $6.673   $8.845  $11.470   $9.84
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            3       --       --      --       --        1      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                    $21.792  $18.513       --      --       --       --      --
    Accumulation Unit Value at end of period                          $23.318  $21.792       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           --       --       --      --       --       --      --
PUTNAM VISTA FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $9.356   $7.944   $6.011  $8.716  $13.212  $13.892  $10.00
    Accumulation Unit Value at end of period                          $10.424   $9.356   $7.944  $6.011   $8.716  $13.212  $13.89
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                           16       29       23      23       13        3      --

56                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------


                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.977 $12.346       --      --       --       --      --
    Accumulation Unit Value at end of period                           $15.442 $13.977       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
PUTNAM VOYAGER FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $8.380  $8.032   $6.478  $8.879  $11.527  $13.922  $10.00
    Accumulation Unit Value at end of period                            $8.794  $8.380   $8.032  $6.478   $8.879  $11.527  $13.92
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            28      41       34      34       21        6      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $50.046 $49.376       --      --       --       --      --
    Accumulation Unit Value at end of period                           $52.072 $50.046       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

To obtain a Statement of Additional Information, please complete the form below and mail to:

         Hartford Life Insurance Company
         Attn: Investment Product Services
         P.O. Box 5085
         Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I and Series IR of Putnam Hartford Capital Manager Edge variable annuity to me at the following address:


----------------------------------------------------------------
                              Name

----------------------------------------------------------------
                            Address

----------------------------------------------------------------
  City/State                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                       HARTFORD LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT TEN

        SERIES I AND SERIES IR OF PUTNAM HARTFORD CAPITAL MANAGER EDGE

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: May 1, 2006
Date of Statement of Additional Information: May 1, 2006


TABLE OF CONTENTS


GENERAL INFORMATION                                                                                                             2
     Safekeeping of Assets                                                                                                      2
     Experts                                                                                                                    2
     Non-Participating                                                                                                          2
     Misstatement of Age or Sex                                                                                                 2
     Principal Underwriter                                                                                                      2
PERFORMANCE RELATED INFORMATION                                                                                                 2
     Total Return for all Sub-Accounts                                                                                          2
     Yield for Sub-Accounts                                                                                                     3
     Money Market Sub-Accounts                                                                                                  3
     Additional Materials                                                                                                       3
     Performance Comparisons                                                                                                    3
ACCUMULATION UNIT VALUES                                                                                                        4
FINANCIAL STATEMENTS                                                                                                         SA-1

2                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2005 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Ten (the "Account") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended December 31, 2005 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.



NON-PARTICIPATING


The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.


Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2005:
$2,720,997; 2004: $4,946,230; and 2003: $8,627,083.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible sales charge, any applicable administrative charge and the Annual Maintenance Fee.

HARTFORD LIFE INSURANCE COMPANY                                            3

----------------------------------------------------------------------------

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.


The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.


The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS


At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.


Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS


Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

APPENDIX IV -- ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows only the highest and lowest possible Accumulation Unit Values, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by calling us at 1-800-521-0538.

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM AMERICAN GOVERNMENT INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $13.053 $12.813  $12.705 $11.750  $11.114  $10.000      --
    Accumulation Unit Value at end of period                           $13.144 $13.053  $12.813 $12.705  $11.750  $11.114      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            88      61       50      50       31        4      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $12.958 $12.738  $12.650 $11.716  $11.099  $10.000      --
    Accumulation Unit Value at end of period                           $13.027 $12.958  $12.738 $12.650  $11.716  $11.099      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             1      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $12.951 $12.738  $12.657 $11.728  $11.106       --      --
    Accumulation Unit Value at end of period                           $13.015 $12.951  $12.738 $12.657  $11.728       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.856 $12.664  $12.601 $12.278       --       --      --
    Accumulation Unit Value at end of period                           $12.900 $12.856  $12.664 $12.601       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $12.856 $12.664  $12.601 $11.695  $11.089       --      --
    Accumulation Unit Value at end of period                           $12.900 $12.856  $12.664 $12.601  $11.695       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.810 $12.716       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.834 $12.810       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3       2       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $12.810 $12.637  $12.594 $12.278       --       --      --
    Accumulation Unit Value at end of period                           $12.834 $12.810  $12.637 $12.594       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3       2        1       1       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.794 $12.628  $12.591 $12.278       --       --      --
    Accumulation Unit Value at end of period                           $12.812 $12.794  $12.628 $12.591       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $12.668 $12.592       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.673 $12.668       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            34      35       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.748 $12.678       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.746 $12.748       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.748 $12.601  $12.583 $12.278       --       --      --
    Accumulation Unit Value at end of period                           $12.746 $12.748  $12.601 $12.583       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.569 $12.517       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.549 $12.569       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                            5

----------------------------------------------------------------------------

                                                                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                                                   2005   2004    2003    2002   2001    2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM CAPITAL APPRECIATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                           $8.852  $7.769  $6.273 $8.132  $9.512 $10.000     --
    Accumulation Unit Value at end of period                                 $9.486  $8.852  $7.769 $6.273  $8.132  $9.512     --
    Number of Accumulation Units outstanding at end of period (in thousands)     11       7       6      3       1      --     --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                           $8.797  $7.733  $6.252 $8.118  $9.510 $10.000     --
    Accumulation Unit Value at end of period                                 $9.413  $8.797  $7.733 $6.252  $8.118  $9.510     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                           $8.783  $7.724  $6.249 $8.117  $9.589      --     --
    Accumulation Unit Value at end of period                                 $9.393  $8.783  $7.724 $6.249  $8.117      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                           $8.728  $7.688  $6.228 $5.809      --      --     --
    Accumulation Unit Value at end of period                                 $9.320  $8.728  $7.688 $6.228      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                           $8.728  $7.688  $6.228 $8.103  $9.585      --     --
    Accumulation Unit Value at end of period                                 $9.320  $8.728  $7.688 $6.228  $8.103      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                           $8.696  $7.793      --     --      --      --     --
    Accumulation Unit Value at end of period                                 $9.273  $8.696      --     --      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                           $8.696  $7.671  $6.224 $5.809      --      --     --
    Accumulation Unit Value at end of period                                 $9.273  $8.696  $7.671 $6.224      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                           $8.686  $7.666  $6.223 $5.809      --      --     --
    Accumulation Unit Value at end of period                                 $9.257  $8.686  $7.666 $6.223      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                           $8.620  $7.735      --     --      --      --     --
    Accumulation Unit Value at end of period                                 $9.177  $8.620      --     --      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     18      18      --     --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                           $8.654  $7.770      --     --      --      --     --
    Accumulation Unit Value at end of period                                 $9.210  $8.654      --     --      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                           $8.654  $7.649  $6.219 $5.809      --      --     --
    Accumulation Unit Value at end of period                                 $9.210  $8.654  $7.649 $6.219      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                           $8.562  $7.697      --     --      --      --     --
    Accumulation Unit Value at end of period                                 $9.097  $8.562      --     --      --      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)     --      --      --     --      --      --     --

6                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM CAPITAL OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $15.228 $12.979  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.664 $15.228  $12.979      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $15.190 $12.966  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.598 $15.190  $12.966      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $15.177 $12.962  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.576 $15.177  $12.962      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $15.140 $12.949  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.510 $15.140  $12.949      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $15.140 $12.949  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.510 $15.140  $12.949      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $15.102 $13.356       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.444 $15.102       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $15.102 $12.936  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.444 $15.102  $12.936      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $15.089 $12.931  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.422 $15.089  $12.931      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $15.064 $13.341       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.378 $15.064       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             6       5       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $15.051 $13.336       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.356 $15.051       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $15.051 $12.919  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.356 $15.051  $12.919      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $15.019 $13.326       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.296 $15.019       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                            7

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM DISCOVERY GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $5.296  $4.964   $3.785  $5.406   $7.869  $10.000      --
    Accumulation Unit Value at end of period                            $5.643  $5.296   $4.964  $3.785   $5.406   $7.869      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             9       9        5       5        3       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $5.263  $4.940   $3.773  $5.397   $7.867  $10.000      --
    Accumulation Unit Value at end of period                            $5.600  $5.263   $4.940  $3.773   $5.397   $7.867      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $5.255  $4.935   $3.770  $5.396   $8.400       --      --
    Accumulation Unit Value at end of period                            $5.588  $5.255   $4.935  $3.770   $5.396       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $5.222  $4.911   $3.758  $3.553       --       --      --
    Accumulation Unit Value at end of period                            $5.545  $5.222   $4.911  $3.758       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $5.222  $4.911   $3.758  $5.387   $8.397       --      --
    Accumulation Unit Value at end of period                            $5.545  $5.222   $4.911  $3.758   $5.387       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $5.203  $5.000       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.517  $5.203       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $5.203  $4.901   $3.756  $3.553       --       --      --
    Accumulation Unit Value at end of period                            $5.517  $5.203   $4.901  $3.756       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $5.197  $4.897   $3.755  $3.553       --       --      --
    Accumulation Unit Value at end of period                            $5.507  $5.197   $4.897  $3.755       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                      $5.157  $4.963       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.460  $5.157       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             9       9       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $5.178  $4.985       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.479  $5.178       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $5.178  $4.887   $3.753  $3.552       --       --      --
    Accumulation Unit Value at end of period                            $5.479  $5.178   $4.887  $3.753       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $5.123  $4.938       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.412  $5.123       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

8                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $14.213 $13.094  $10.991 $10.449  $10.160  $10.248  $10.00
    Accumulation Unit Value at end of period                           $14.540 $14.213  $13.094 $10.991  $10.449  $10.160  $10.25
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            20      15        5       6       10        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $14.103 $13.012  $10.938 $10.414  $10.142  $10.245  $10.00
    Accumulation Unit Value at end of period                           $14.405 $14.103  $13.012 $10.938  $10.414  $10.142  $10.25
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3       3        3       2        3       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $14.102 $13.018  $10.949 $10.429  $10.463       --      --
    Accumulation Unit Value at end of period                           $14.398 $14.102  $13.018 $10.949  $10.429       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $13.993 $12.936  $10.896 $10.339       --       --      --
    Accumulation Unit Value at end of period                           $14.264 $13.993  $12.936 $10.896       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $13.993 $12.936  $10.896 $10.395  $10.443       --      --
    Accumulation Unit Value at end of period                           $14.264 $13.993  $12.936 $10.896  $10.395       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.942 $13.128       --      --       --       --      --
    Accumulation Unit Value at end of period                           $14.192 $13.942       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $13.942 $12.909  $10.890 $10.339       --       --      --
    Accumulation Unit Value at end of period                           $14.192 $13.942  $12.909 $10.890       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $13.925 $12.899  $10.887 $10.339       --       --      --
    Accumulation Unit Value at end of period                           $14.167 $13.925  $12.899 $10.887       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $16.862 $15.900       --      --       --       --      --
    Accumulation Unit Value at end of period                           $17.138 $16.862       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            27      27       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.875 $13.089       --      --       --       --      --
    Accumulation Unit Value at end of period                           $14.095 $13.875       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $13.875 $12.872  $10.880 $10.338       --       --      --
    Accumulation Unit Value at end of period                           $14.095 $13.875  $12.872 $10.880       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $16.711 $15.787       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.951 $16.711       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                            9

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM EQUITY INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $13.445 $12.104  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $14.079 $13.445  $12.104      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $13.411 $12.092  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $14.023 $13.411  $12.092      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $13.400 $12.088  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $14.004 $13.400  $12.088      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $13.367 $12.076  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $13.948 $13.367  $12.076      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $13.367 $12.076  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $13.948 $13.367  $12.076      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.333 $12.149       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.892 $13.333       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $13.333 $12.064  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $13.892 $13.333  $12.064      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $13.322 $12.060  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $13.874 $13.322  $12.060      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $13.300 $12.135       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.837 $13.300       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             4       3       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.289 $12.131       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.818 $13.289       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $13.289 $12.048  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $13.818 $13.289  $12.048      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.260 $12.121       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.768 $13.260       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

10                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $10.731  $9.916   $8.203  $9.449  $10.409  $11.052  $10.00
    Accumulation Unit Value at end of period                           $11.395 $10.731   $9.916  $8.203   $9.449  $10.409  $11.05
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             1       2        1      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $10.648  $9.854   $8.163  $9.418  $10.390  $11.048  $10.00
    Accumulation Unit Value at end of period                           $11.290 $10.648   $9.854  $8.163   $9.418  $10.390  $11.05
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $10.648  $9.858   $8.171  $9.432  $10.445       --      --
    Accumulation Unit Value at end of period                           $11.284 $10.648   $9.858  $8.171   $9.432       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $10.565  $9.796   $8.132  $7.855       --       --      --
    Accumulation Unit Value at end of period                           $11.179 $10.565   $9.796  $8.132       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $10.565  $9.796   $8.132  $9.401  $10.424       --      --
    Accumulation Unit Value at end of period                           $11.179 $10.565   $9.796  $8.132   $9.401       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $10.526  $9.895       --      --       --       --      --
    Accumulation Unit Value at end of period                           $11.122 $10.526       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $10.526  $9.775   $8.127  $7.855       --       --      --
    Accumulation Unit Value at end of period                           $11.122 $10.526   $9.775  $8.127       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $10.514  $9.768   $8.125  $7.855       --       --      --
    Accumulation Unit Value at end of period                           $11.103 $10.514   $9.768  $8.125       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $31.434 $29.588       --      --       --       --      --
    Accumulation Unit Value at end of period                           $33.162 $31.434       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             2       2       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $10.476  $9.865       --      --       --       --      --
    Accumulation Unit Value at end of period                           $11.046 $10.476       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $10.476  $9.748   $8.120  $7.855       --       --      --
    Accumulation Unit Value at end of period                           $11.046 $10.476   $9.748  $8.120       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $31.153 $29.377       --      --       --       --      --
    Accumulation Unit Value at end of period                           $32.800 $31.153       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           11

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $7.826  $6.935   $5.404  $7.009  $10.060  $14.435  $10.00
    Accumulation Unit Value at end of period                            $8.457  $7.826   $6.935  $5.404   $7.009  $10.060  $14.44
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $7.765  $6.891   $5.378  $6.986  $10.042  $14.430  $10.00
    Accumulation Unit Value at end of period                            $8.379  $7.765   $6.891  $5.378   $6.986  $10.042  $14.43
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $7.765  $6.894   $5.383  $6.996  $10.080       --      --
    Accumulation Unit Value at end of period                            $8.374  $7.765   $6.894  $5.383   $6.996       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --        2       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $7.705  $6.851   $5.357  $5.148       --       --      --
    Accumulation Unit Value at end of period                            $8.297  $7.705   $6.851  $5.357       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $7.705  $6.851   $5.357  $6.973  $10.061       --      --
    Accumulation Unit Value at end of period                            $8.297  $7.705   $6.851  $5.357   $6.973       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $7.677  $6.983       --      --       --       --      --
    Accumulation Unit Value at end of period                            $8.254  $7.677       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $7.677  $6.836   $5.354  $5.148       --       --      --
    Accumulation Unit Value at end of period                            $8.254  $7.677   $6.836  $5.354       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $7.667  $6.831   $5.353  $5.148       --       --      --
    Accumulation Unit Value at end of period                            $8.240  $7.667   $6.831  $5.353       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $21.344 $19.441       --      --       --       --      --
    Accumulation Unit Value at end of period                           $22.915 $21.344       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            20      20       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $7.640  $6.962       --      --       --       --      --
    Accumulation Unit Value at end of period                            $8.198  $7.640       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $7.640  $6.817   $5.350  $5.148       --       --      --
    Accumulation Unit Value at end of period                            $8.198  $7.640   $6.817  $5.350       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $21.153 $19.302       --      --       --       --      --
    Accumulation Unit Value at end of period                           $22.664 $21.153       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

12                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $11.519 $10.442   $8.256 $10.263  $11.041  $10.311  $10.00
    Accumulation Unit Value at end of period                           $12.038 $11.519  $10.442  $8.256  $10.263  $11.041  $10.31
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            37      35       23      21       16        6      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.430 $10.377   $8.216 $10.229  $11.021  $10.307  $10.00
    Accumulation Unit Value at end of period                           $11.926 $11.430  $10.377  $8.216  $10.229  $11.021  $10.31
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             8       2        2       3        3       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $11.429 $10.381   $8.224 $10.244  $11.148       --      --
    Accumulation Unit Value at end of period                           $11.920 $11.429  $10.381  $8.224  $10.244       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --        2       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.340 $10.316   $8.184  $7.771       --       --      --
    Accumulation Unit Value at end of period                           $11.809 $11.340  $10.316  $8.184       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.340 $10.316   $8.184 $10.210  $11.127       --      --
    Accumulation Unit Value at end of period                           $11.809 $11.340  $10.316  $8.184  $10.210       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.299 $10.449       --      --       --       --      --
    Accumulation Unit Value at end of period                           $11.749 $11.299       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $11.299 $10.294   $8.179  $7.771       --       --      --
    Accumulation Unit Value at end of period                           $11.749 $11.299  $10.294  $8.179       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.286 $10.287   $8.178  $7.771       --       --      --
    Accumulation Unit Value at end of period                           $11.729 $11.286  $10.287  $8.178       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $49.473 $45.814       --      --       --       --      --
    Accumulation Unit Value at end of period                           $51.366 $49.473       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            36      39       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.245 $10.418       --      --       --       --      --
    Accumulation Unit Value at end of period                           $11.669 $11.245       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.245 $10.265   $8.172  $7.771       --       --      --
    Accumulation Unit Value at end of period                           $11.669 $11.245  $10.265  $8.172       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $49.030 $45.487       --      --       --       --      --
    Accumulation Unit Value at end of period                           $50.804 $49.030       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           13

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $4.510  $4.461   $3.647  $5.214   $7.732  $10.000      --
    Accumulation Unit Value at end of period                            $4.662  $4.510   $4.461  $3.647   $5.214   $7.732      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             1       1        1      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $4.477  $4.435   $3.631  $5.199   $7.722  $10.000      --
    Accumulation Unit Value at end of period                            $4.620  $4.477   $4.435  $3.631   $5.199   $7.722      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $4.475  $4.435   $3.633  $5.204   $8.113       --      --
    Accumulation Unit Value at end of period                            $4.616  $4.475   $4.435  $3.633   $5.204       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --        3       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $4.442  $4.409   $3.617  $3.491       --       --      --
    Accumulation Unit Value at end of period                            $4.575  $4.442   $4.409  $3.617       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $4.442  $4.409   $3.617  $5.189   $8.101       --      --
    Accumulation Unit Value at end of period                            $4.575  $4.442   $4.409  $3.617   $5.189       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $4.426  $4.461       --      --       --       --      --
    Accumulation Unit Value at end of period                            $4.552  $4.426       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $4.426  $4.399   $3.615  $3.491       --       --      --
    Accumulation Unit Value at end of period                            $4.552  $4.426   $4.399  $3.615       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $4.421  $4.396   $3.614  $3.491       --       --      --
    Accumulation Unit Value at end of period                            $4.544  $4.421   $4.396  $3.614       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                      $4.377  $4.417       --      --       --       --      --
    Accumulation Unit Value at end of period                            $4.495  $4.377       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            53      56       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $4.405  $4.447       --      --       --       --      --
    Accumulation Unit Value at end of period                            $4.521  $4.405       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $4.405  $4.387   $3.612  $3.491       --       --      --
    Accumulation Unit Value at end of period                            $4.521  $4.405   $4.387  $3.612       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $4.343  $4.391       --      --       --       --      --
    Accumulation Unit Value at end of period                            $4.450  $4.343       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

14                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM HEALTH SCIENCES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $11.755 $11.060   $9.398 $11.891  $14.918  $10.824  $10.00
    Accumulation Unit Value at end of period                           $13.216 $11.755  $11.060  $9.398  $11.891  $14.918  $10.82
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            13       8       10       7        2        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.664 $10.990   $9.353 $11.851  $14.891  $10.820  $10.00
    Accumulation Unit Value at end of period                           $13.093 $11.664  $10.990  $9.353  $11.851  $14.891  $10.82
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $11.663 $10.995   $9.362 $11.869  $13.591       --      --
    Accumulation Unit Value at end of period                           $13.086 $11.663  $10.995  $9.362  $11.869       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.573 $10.926   $9.317  $8.996       --       --      --
    Accumulation Unit Value at end of period                           $12.965 $11.573  $10.926  $9.317       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.573 $10.926   $9.317 $11.829  $13.564       --      --
    Accumulation Unit Value at end of period                           $12.965 $11.573  $10.926  $9.317  $11.829       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.531 $11.136       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.898 $11.531       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $11.531 $10.903   $9.311  $8.996       --       --      --
    Accumulation Unit Value at end of period                           $12.898 $11.531  $10.903  $9.311       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.517 $10.895   $9.309  $8.996       --       --      --
    Accumulation Unit Value at end of period                           $12.876 $11.517  $10.895  $9.309       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $10.828 $10.472       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.094 $10.828       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            28      28       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.475 $11.103       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.810 $11.475       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.475 $10.872   $9.303  $8.996       --       --      --
    Accumulation Unit Value at end of period                           $12.810 $11.475  $10.872  $9.303       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $10.731 $10.397       --      --       --       --      --
    Accumulation Unit Value at end of period                           $11.962 $10.731       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           15

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM HIGH YIELD FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $13.148 $11.960   $9.518  $9.660   $9.389  $10.353  $10.00
    Accumulation Unit Value at end of period                           $13.476 $13.148  $11.960  $9.518   $9.660   $9.389  $10.35
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             8       7       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $13.046 $11.884   $9.472  $9.628   $9.372  $10.350  $10.00
    Accumulation Unit Value at end of period                           $13.351 $13.046  $11.884  $9.472   $9.628   $9.372  $10.35
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            18      18       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $13.046 $11.890   $9.481  $9.643   $9.873       --      --
    Accumulation Unit Value at end of period                           $13.344 $13.046  $11.890  $9.481   $9.643       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.944 $11.815   $9.436  $8.989       --       --      --
    Accumulation Unit Value at end of period                           $13.220 $12.944  $11.815  $9.436       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $12.944 $11.815   $9.436  $9.611   $9.854       --      --
    Accumulation Unit Value at end of period                           $13.220 $12.944  $11.815  $9.436   $9.611       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.897 $11.998       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.152 $12.897       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $12.897 $11.790   $9.430  $8.989       --       --      --
    Accumulation Unit Value at end of period                           $13.152 $12.897  $11.790  $9.430       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.882 $11.782   $9.428  $8.989       --       --      --
    Accumulation Unit Value at end of period                           $13.130 $12.882  $11.782  $9.428       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $30.553 $28.461       --      --       --       --      --
    Accumulation Unit Value at end of period                           $31.111 $30.553       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            50      50       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.835 $11.962       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.063 $12.835       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.835 $11.756   $9.422  $8.989       --       --      --
    Accumulation Unit Value at end of period                           $13.063 $12.835  $11.756  $9.422       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $30.280 $28.258       --      --       --       --      --
    Accumulation Unit Value at end of period                           $30.771 $30.280       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

16                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $13.215 $12.740  $12.284 $11.473  $10.772  $10.068  $10.00
    Accumulation Unit Value at end of period                           $13.430 $13.215  $12.740 $12.284  $11.473  $10.772  $10.07
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             5       4        1       2       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $13.112 $12.659  $12.225 $11.435  $10.752  $10.065  $10.00
    Accumulation Unit Value at end of period                           $13.305 $13.112  $12.659 $12.225  $11.435  $10.752  $10.07
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            51      51       26      27       16        8      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $13.112 $12.665  $12.237 $11.452  $10.866       --      --
    Accumulation Unit Value at end of period                           $13.299 $13.112  $12.665 $12.237  $11.452       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $13.010 $12.586  $12.178 $11.836       --       --      --
    Accumulation Unit Value at end of period                           $13.175 $13.010  $12.586 $12.178       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $13.010 $12.586  $12.178 $11.414  $10.845       --      --
    Accumulation Unit Value at end of period                           $13.175 $13.010  $12.586 $12.178  $11.414       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.963 $12.690       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.108 $12.963       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3       2       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $12.963 $12.559  $12.171 $11.836       --       --      --
    Accumulation Unit Value at end of period                           $13.108 $12.963  $12.559 $12.171       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3       2        1       1       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.947 $12.550  $12.168 $11.836       --       --      --
    Accumulation Unit Value at end of period                           $13.085 $12.947  $12.550 $12.168       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $26.198 $25.682       --      --       --       --      --
    Accumulation Unit Value at end of period                           $26.452 $26.198       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            40      43       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.900 $12.652       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.018 $12.900       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.900 $12.523  $12.161 $11.836       --       --      --
    Accumulation Unit Value at end of period                           $13.018 $12.900  $12.523 $12.161       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $25.963 $25.499       --      --       --       --      --
    Accumulation Unit Value at end of period                           $26.163 $25.963       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           17

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $11.241  $9.742   $7.631  $9.340  $11.847  $13.207  $10.00
    Accumulation Unit Value at end of period                           $12.521 $11.241   $9.742  $7.631   $9.340  $11.847  $13.21
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            51      45       41      16        9        2      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.153  $9.681   $7.594  $9.309  $11.826  $13.203  $10.00
    Accumulation Unit Value at end of period                           $12.405 $11.153   $9.681  $7.594   $9.309  $11.826  $13.20
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             1       1       18      18       10        4      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $11.153  $9.685   $7.601  $9.323  $11.524       --      --
    Accumulation Unit Value at end of period                           $12.399 $11.153   $9.685  $7.601   $9.323       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.066  $9.624   $7.565  $7.567       --       --      --
    Accumulation Unit Value at end of period                           $12.284 $11.066   $9.624  $7.565       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.066  $9.624   $7.565  $9.292  $11.502       --      --
    Accumulation Unit Value at end of period                           $12.284 $11.066   $9.624  $7.565   $9.292       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.026  $9.763       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.221 $11.026       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $11.026  $9.604   $7.560  $7.567       --       --      --
    Accumulation Unit Value at end of period                           $12.221 $11.026   $9.604  $7.560       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.013  $9.597   $7.558  $7.567       --       --      --
    Accumulation Unit Value at end of period                           $12.200 $11.013   $9.597  $7.558       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $17.475 $15.495       --      --       --       --      --
    Accumulation Unit Value at end of period                           $19.340 $17.475       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            18      20       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $10.973  $9.734       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.138 $10.973       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $10.973  $9.577   $7.554  $7.567       --       --      --
    Accumulation Unit Value at end of period                           $12.138 $10.973   $9.577  $7.554       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $17.319 $15.384       --      --       --       --      --
    Accumulation Unit Value at end of period                           $19.128 $17.319       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

18                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $11.892  $9.896   $7.220  $8.443  $10.745  $10.703  $10.00
    Accumulation Unit Value at end of period                           $13.468 $11.892   $9.896  $7.220   $8.443  $10.745  $10.70
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             5       3       --       1       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.799  $9.834   $7.185  $8.415  $10.726  $10.699  $10.00
    Accumulation Unit Value at end of period                           $13.343 $11.799   $9.834  $7.185   $8.415  $10.726  $10.70
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $11.799  $9.838   $7.192  $8.428  $10.406       --      --
    Accumulation Unit Value at end of period                           $13.336 $11.799   $9.838  $7.192   $8.428       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.707  $9.776   $7.158  $7.290       --       --      --
    Accumulation Unit Value at end of period                           $13.212 $11.707   $9.776  $7.158       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $11.707  $9.776   $7.158  $8.400  $10.386       --      --
    Accumulation Unit Value at end of period                           $13.212 $11.707   $9.776  $7.158   $8.400       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.664  $9.907       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.144 $11.664       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $11.664  $9.755   $7.153  $7.290       --       --      --
    Accumulation Unit Value at end of period                           $13.144 $11.664   $9.755  $7.153       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.650  $9.749   $7.152  $7.290       --       --      --
    Accumulation Unit Value at end of period                           $13.122 $11.650   $9.749  $7.152       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $17.113 $14.555       --      --       --       --      --
    Accumulation Unit Value at end of period                           $19.255 $17.113       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             4       3       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.608  $9.877       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.055 $11.608       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $11.608  $9.728   $7.147  $7.290       --       --      --
    Accumulation Unit Value at end of period                           $13.055 $11.608   $9.728  $7.147       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $16.960 $14.451       --      --       --       --      --
    Accumulation Unit Value at end of period                           $19.045 $16.960       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           19

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $8.337  $7.407   $5.597  $6.530   $9.222  $15.155  $10.00
    Accumulation Unit Value at end of period                            $9.797  $8.337   $7.407  $5.597   $6.530   $9.222  $15.16
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             2       1        1       1       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $8.272  $7.360   $5.570  $6.508   $9.206  $15.150  $10.00
    Accumulation Unit Value at end of period                            $9.707  $8.272   $7.360  $5.570   $6.508   $9.206  $15.15
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $8.272  $7.364   $5.576  $6.518   $8.926       --      --
    Accumulation Unit Value at end of period                            $9.701  $8.272   $7.364  $5.576   $6.518       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $8.207  $7.317   $5.549  $5.611       --       --      --
    Accumulation Unit Value at end of period                            $9.611  $8.207   $7.317  $5.549       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $8.207  $7.317   $5.549  $6.496   $8.909       --      --
    Accumulation Unit Value at end of period                            $9.611  $8.207   $7.317  $5.549   $6.496       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $8.177  $7.352       --      --       --       --      --
    Accumulation Unit Value at end of period                            $9.562  $8.177       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $8.177  $7.302   $5.545  $5.611       --       --      --
    Accumulation Unit Value at end of period                            $9.562  $8.177   $7.302  $5.545       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $8.167  $7.296   $5.544  $5.611       --       --      --
    Accumulation Unit Value at end of period                            $9.546  $8.167   $7.296  $5.544       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $11.989 $10.794       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.999 $11.989       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             6       5       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $8.138  $7.330       --      --       --       --      --
    Accumulation Unit Value at end of period                            $9.497  $8.138       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $8.138  $7.281   $5.541  $5.611       --       --      --
    Accumulation Unit Value at end of period                            $9.497  $8.138   $7.281  $5.541       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.882 $10.717       --      --       --       --      --
    Accumulation Unit Value at end of period                           $13.846 $11.882       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

20                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $7.995  $7.138   $5.663  $7.491  $10.031  $12.421  $10.00
    Accumulation Unit Value at end of period                            $8.635  $7.995   $7.138  $5.663   $7.491  $10.031  $12.42
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            16      17       10       9       10        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $0.793  $0.709   $0.564  $0.747   $1.001   $1.242   $1.00
    Accumulation Unit Value at end of period                            $0.855  $0.793   $0.709  $0.564   $0.747   $1.001   $1.24
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            23      23       23      23       22       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $7.933  $7.097   $5.641  $7.477   $9.999       --      --
    Accumulation Unit Value at end of period                            $8.550  $7.933   $7.097  $5.641   $7.477       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --        2       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $0.787  $0.705   $0.561  $0.525       --       --      --
    Accumulation Unit Value at end of period                            $0.847  $0.787   $0.705  $0.561       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $0.787  $0.705   $0.561  $0.745   $0.998       --      --
    Accumulation Unit Value at end of period                            $0.847  $0.787   $0.705  $0.561   $0.745       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $0.784  $0.719       --      --       --       --      --
    Accumulation Unit Value at end of period                            $0.843  $0.784       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $0.784  $0.704   $0.561  $0.525       --       --      --
    Accumulation Unit Value at end of period                            $0.843  $0.784   $0.704  $0.561       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $0.783  $0.703   $0.561  $0.525       --       --      --
    Accumulation Unit Value at end of period                            $0.841  $0.783   $0.703  $0.561       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                      $9.160  $8.404       --      --       --       --      --
    Accumulation Unit Value at end of period                            $9.828  $9.160       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            43      47       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $0.780  $0.716       --      --       --       --      --
    Accumulation Unit Value at end of period                            $0.837  $0.780       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $0.780  $0.702   $0.561  $0.525       --       --      --
    Accumulation Unit Value at end of period                            $0.837  $0.780   $0.702  $0.561       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $9.077  $8.344       --      --       --       --      --
    Accumulation Unit Value at end of period                            $9.721  $9.077       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           21

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM MID CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $14.728 $12.846  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.442 $14.728  $12.846      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             5       1       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $14.691 $12.833  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.377 $14.691  $12.833      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $14.679 $12.828  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.355 $14.679  $12.828      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $14.642 $12.816  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.290 $14.642  $12.816      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $14.642 $12.816  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.290 $14.642  $12.816      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $14.605 $12.998       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.225 $14.605       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $14.605 $12.803  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.225 $14.605  $12.803      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $14.593 $12.798  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.203 $14.593  $12.798      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $14.569 $12.983       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.160 $14.569       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            10       9       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $14.557 $12.978       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.138 $14.557       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $14.557 $12.786  $10.000      --       --       --      --
    Accumulation Unit Value at end of period                           $16.138 $14.557  $12.786      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $14.525 $12.968       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.079 $14.525       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

22                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM MONEY MARKET FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $1.095  $1.095   $1.098  $1.092   $1.060   $1.009   $1.00
    Accumulation Unit Value at end of period                            $1.115  $1.095   $1.095  $1.098   $1.092   $1.060   $1.01
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                         1,070   1,162    1,168   1,453    1,070      842      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $10.864 $10.885  $10.923 $10.885  $10.582  $10.089  $10.00
    Accumulation Unit Value at end of period                           $11.045 $10.864  $10.885 $10.923  $10.885  $10.582  $10.09
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             2       2        2       4        7        4      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $1.086  $1.089   $1.093  $1.090   $1.064       --      --
    Accumulation Unit Value at end of period                            $1.104  $1.086   $1.089  $1.093   $1.090       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $10.779 $10.822  $10.881 $10.880       --       --      --
    Accumulation Unit Value at end of period                           $10.937 $10.779  $10.822 $10.881       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $10.779 $10.822  $10.881 $10.865  $10.622       --      --
    Accumulation Unit Value at end of period                           $10.937 $10.779  $10.822 $10.881  $10.865       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $10.740 $10.792       --      --       --       --      --
    Accumulation Unit Value at end of period                           $10.881 $10.740       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             6       6       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $10.740 $10.799  $10.874 $10.879       --       --      --
    Accumulation Unit Value at end of period                           $10.881 $10.740  $10.799 $10.874       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             6       6        6       6       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $10.727 $10.791  $10.872 $10.879       --       --      --
    Accumulation Unit Value at end of period                           $10.862 $10.727  $10.791 $10.872       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                      $1.674  $1.685       --      --       --       --      --
    Accumulation Unit Value at end of period                            $1.694  $1.674       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            86      98       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $10.689 $10.760       --      --       --       --      --
    Accumulation Unit Value at end of period                           $10.807 $10.689       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $10.689 $10.768  $10.865 $10.879       --       --      --
    Accumulation Unit Value at end of period                           $10.807 $10.689  $10.768 $10.865       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $1.659  $1.673       --      --       --       --      --
    Accumulation Unit Value at end of period                            $1.675  $1.659       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           23

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $7.366  $6.725   $5.116  $7.410  $10.685  $14.596  $10.00
    Accumulation Unit Value at end of period                            $8.050  $7.366   $6.725  $5.116   $7.410  $10.685  $14.60
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             4      23       17      22       12        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $7.309  $6.683   $5.092  $7.385  $10.666  $14.591  $10.00
    Accumulation Unit Value at end of period                            $7.975  $7.309   $6.683  $5.092   $7.385  $10.666  $14.59
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             4      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $7.308  $6.686   $5.097  $7.396  $11.810       --      --
    Accumulation Unit Value at end of period                            $7.971  $7.308   $6.686  $5.097   $7.396       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $7.251  $6.644   $5.072  $4.743       --       --      --
    Accumulation Unit Value at end of period                            $7.897  $7.251   $6.644  $5.072       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $7.251  $6.644   $5.072  $7.372  $11.787       --      --
    Accumulation Unit Value at end of period                            $7.897  $7.251   $6.644  $5.072   $7.372       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $7.225  $6.798       --      --       --       --      --
    Accumulation Unit Value at end of period                            $7.856  $7.225       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $7.225  $6.630   $5.069  $4.743       --       --      --
    Accumulation Unit Value at end of period                            $7.856  $7.225   $6.630  $5.069       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $7.216  $6.625   $5.068  $4.743       --       --      --
    Accumulation Unit Value at end of period                            $7.843  $7.216   $6.625  $5.068       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $20.279 $19.107       --      --       --       --      --
    Accumulation Unit Value at end of period                           $22.018 $20.279       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            36      38       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $7.190  $6.778       --      --       --       --      --
    Accumulation Unit Value at end of period                            $7.803  $7.190       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $7.190  $6.611   $5.065  $4.743       --       --      --
    Accumulation Unit Value at end of period                            $7.803  $7.190   $6.611  $5.065       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $20.098 $18.971       --      --       --       --      --
    Accumulation Unit Value at end of period                           $21.777 $20.098       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

24                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $16.331 $14.240  $10.820 $12.918  $12.587  $10.373  $10.00
    Accumulation Unit Value at end of period                           $17.169 $16.331  $14.240 $10.820  $12.918  $12.587  $10.37
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             9       8        6       2        1       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $16.204 $14.151  $10.768 $12.875  $12.564  $10.370  $10.00
    Accumulation Unit Value at end of period                           $17.010 $16.204  $14.151 $10.768  $12.875  $12.564  $10.37
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $16.203 $14.157  $10.779 $12.894  $12.680       --      --
    Accumulation Unit Value at end of period                           $17.001 $16.203  $14.157 $10.779  $12.894       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $16.077 $14.068  $10.727  $9.860       --       --      --
    Accumulation Unit Value at end of period                           $16.843 $16.077  $14.068 $10.727       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $16.077 $14.068  $10.727 $12.851  $12.655       --      --
    Accumulation Unit Value at end of period                           $16.843 $16.077  $14.068 $10.727  $12.851       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $16.019 $14.246       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.757 $16.019       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $16.019 $14.038  $10.720  $9.860       --       --      --
    Accumulation Unit Value at end of period                           $16.757 $16.019  $14.038 $10.720       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $15.999 $14.028  $10.718  $9.860       --       --      --
    Accumulation Unit Value at end of period                           $16.728 $15.999  $14.028 $10.718       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $18.349 $16.341       --      --       --       --      --
    Accumulation Unit Value at end of period                           $19.166 $18.349       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            25      26       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $15.942 $14.204       --      --       --       --      --
    Accumulation Unit Value at end of period                           $16.643 $15.942       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $15.942 $13.998  $10.711  $9.860       --       --      --
    Accumulation Unit Value at end of period                           $16.643 $15.942  $13.998 $10.711       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $18.185 $16.225       --      --       --       --      --
    Accumulation Unit Value at end of period                           $18.956 $18.185       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           25

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM OTC & EMERGING GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $4.184  $3.875   $2.878  $4.276   $7.932  $16.351  $10.00
    Accumulation Unit Value at end of period                            $4.479  $4.184   $3.875  $2.878   $4.276   $7.932  $16.35
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            12      47       35      35       23        2      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $4.151  $3.851   $2.864  $4.262   $7.917  $16.346  $10.00
    Accumulation Unit Value at end of period                            $4.438  $4.151   $3.851  $2.864   $4.262   $7.917  $16.35
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             2       2        2       2        2       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $4.151  $3.852   $2.867  $4.268   $8.786       --      --
    Accumulation Unit Value at end of period                            $4.435  $4.151   $3.852  $2.867   $4.268       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $4.118  $3.828   $2.853  $2.665       --       --      --
    Accumulation Unit Value at end of period                            $4.394  $4.118   $3.828  $2.853       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $4.118  $3.828   $2.853  $4.254   $8.769       --      --
    Accumulation Unit Value at end of period                            $4.394  $4.118   $3.828  $2.853   $4.254       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $4.104  $3.905       --      --       --       --      --
    Accumulation Unit Value at end of period                            $4.372  $4.104       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $4.104  $3.820   $2.851  $2.664       --       --      --
    Accumulation Unit Value at end of period                            $4.372  $4.104   $3.820  $2.851       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $4.099  $3.817   $2.850  $2.664       --       --      --
    Accumulation Unit Value at end of period                            $4.364  $4.099   $3.817  $2.850       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                      $5.533  $5.272       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.885  $5.533       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            15      15       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $4.084  $3.893       --      --       --       --      --
    Accumulation Unit Value at end of period                            $4.342  $4.084       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $4.084  $3.809   $2.849  $2.664       --       --      --
    Accumulation Unit Value at end of period                            $4.342  $4.084   $3.809  $2.849       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $5.483  $5.234       --      --       --       --      --
    Accumulation Unit Value at end of period                            $5.821  $5.483       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

26                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM RESEARCH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $9.523  $8.919   $7.164  $9.279  $11.511  $11.831  $10.00
    Accumulation Unit Value at end of period                            $9.929  $9.523   $8.919  $7.164   $9.279  $11.511  $11.83
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            12      11        8       8        4        2      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $9.449  $8.863   $7.129  $9.248  $11.490  $11.827  $10.00
    Accumulation Unit Value at end of period                            $9.837  $9.449   $8.863  $7.129   $9.248  $11.490  $11.83
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $9.449  $8.867   $7.136  $9.262  $11.976       --      --
    Accumulation Unit Value at end of period                            $9.832  $9.449   $8.867  $7.136   $9.262       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --        2       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.375  $8.811   $7.102  $6.460       --       --      --
    Accumulation Unit Value at end of period                            $9.741  $9.375   $8.811  $7.102       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $9.375  $8.811   $7.102  $9.231  $11.953       --      --
    Accumulation Unit Value at end of period                            $9.741  $9.375   $8.811  $7.102   $9.231       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $9.341  $8.873       --      --       --       --      --
    Accumulation Unit Value at end of period                            $9.691  $9.341       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $9.341  $8.793   $7.098  $6.460       --       --      --
    Accumulation Unit Value at end of period                            $9.691  $9.341   $8.793  $7.098       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.330  $8.786   $7.096  $6.460       --       --      --
    Accumulation Unit Value at end of period                            $9.674  $9.330   $8.786  $7.096       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $12.269 $11.670       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.709 $12.269       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            27      30       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $9.296  $8.846       --      --       --       --      --
    Accumulation Unit Value at end of period                            $9.625  $9.296       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.296  $8.768   $7.092  $6.460       --       --      --
    Accumulation Unit Value at end of period                            $9.625  $9.296   $8.768  $7.092       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.159 $11.587       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.570 $12.159       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           27

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $23.775 $18.968  $12.760 $15.722  $13.403  $10.858  $10.00
    Accumulation Unit Value at end of period                           $25.269 $23.775  $18.968 $12.760  $15.722  $13.403  $10.86
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             6       5        2       1        1       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $23.590 $18.848  $12.699 $15.670  $13.379  $10.855  $10.00
    Accumulation Unit Value at end of period                           $25.035 $23.590  $18.848 $12.699  $15.670  $13.379  $10.86
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --        1       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $23.590 $18.857  $12.711 $15.693  $13.927       --      --
    Accumulation Unit Value at end of period                           $25.022 $23.590  $18.857 $12.711  $15.693       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $23.406 $18.738  $12.650 $12.644       --       --      --
    Accumulation Unit Value at end of period                           $24.790 $23.406  $18.738 $12.650       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $23.406 $18.738  $12.650 $15.641  $13.900       --      --
    Accumulation Unit Value at end of period                           $24.790 $23.406  $18.738 $12.650  $15.641       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $23.321 $19.465       --      --       --       --      --
    Accumulation Unit Value at end of period                           $24.663 $23.321       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $23.321 $18.699  $12.642 $12.644       --       --      --
    Accumulation Unit Value at end of period                           $24.663 $23.321  $18.699 $12.642       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $23.293 $18.685  $12.640 $12.644       --       --      --
    Accumulation Unit Value at end of period                           $24.621 $23.293  $18.685 $12.640       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $21.776 $18.201       --      --       --       --      --
    Accumulation Unit Value at end of period                           $22.995 $21.776       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            55      57       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $23.209 $19.407       --      --       --       --      --
    Accumulation Unit Value at end of period                           $24.495 $23.209       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $23.209 $18.646  $12.632 $12.644       --       --      --
    Accumulation Unit Value at end of period                           $24.495 $23.209  $18.646 $12.632       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $21.581 $18.071       --      --       --       --      --
    Accumulation Unit Value at end of period                           $22.743 $21.581       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

28                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     $12.508 $11.640  $10.014 $11.057  $11.080  $10.186  $10.00
    Accumulation Unit Value at end of period                           $12.912 $12.508  $11.640 $10.014  $11.057  $11.080  $10.19
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             2       2        2       2        2       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $12.411 $11.567   $9.965 $11.020  $11.060  $10.183  $10.00
    Accumulation Unit Value at end of period                           $12.792 $12.411  $11.567  $9.965  $11.020  $11.060  $10.18
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             4      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                     $12.410 $11.572   $9.975 $11.036  $11.102       --      --
    Accumulation Unit Value at end of period                           $12.786 $12.410  $11.572  $9.975  $11.036       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.314 $11.500   $9.927  $9.521       --       --      --
    Accumulation Unit Value at end of period                           $12.667 $12.314  $11.500  $9.927       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     $12.314 $11.500   $9.927 $11.000  $11.081       --      --
    Accumulation Unit Value at end of period                           $12.667 $12.314  $11.500  $9.927  $11.000       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.269 $11.598       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.602 $12.269       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                     $12.269 $11.475   $9.921  $9.521       --       --      --
    Accumulation Unit Value at end of period                           $12.602 $12.269  $11.475  $9.921       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.254 $11.467   $9.919  $9.521       --       --      --
    Accumulation Unit Value at end of period                           $12.581 $12.254  $11.467  $9.919       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $11.988 $11.348       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.295 $11.988       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            78      80       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $12.210 $11.563       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.516 $12.210       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                     $12.210 $11.443   $9.913  $9.521       --       --      --
    Accumulation Unit Value at end of period                           $12.516 $12.210  $11.443  $9.913       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $11.881 $11.267       --      --       --       --      --
    Accumulation Unit Value at end of period                           $12.161 $11.881       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           29

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM UTILITIES GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $9.975  $8.263   $6.673  $8.845  $11.470   $9.841  $10.00
    Accumulation Unit Value at end of period                           $10.765  $9.975   $8.263  $6.673   $8.845  $11.470   $9.84
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             3      --       --      --       --        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $9.898  $8.211   $6.641  $8.816  $11.449   $9.837  $10.00
    Accumulation Unit Value at end of period                           $10.665  $9.898   $8.211  $6.641   $8.816  $11.449   $9.84
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $9.897  $8.215   $6.648  $8.829  $11.038       --      --
    Accumulation Unit Value at end of period                           $10.659  $9.897   $8.215  $6.648   $8.829       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.820  $8.163   $6.616  $6.227       --       --      --
    Accumulation Unit Value at end of period                           $10.560  $9.820   $8.163  $6.616       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $9.820  $8.163   $6.616  $8.800  $11.017       --      --
    Accumulation Unit Value at end of period                           $10.560  $9.820   $8.163  $6.616   $8.800       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $9.785  $8.286       --      --       --       --      --
    Accumulation Unit Value at end of period                           $10.506  $9.785       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $9.785  $8.146   $6.612  $6.227       --       --      --
    Accumulation Unit Value at end of period                           $10.506  $9.785   $8.146  $6.612       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.773  $8.140   $6.610  $6.227       --       --      --
    Accumulation Unit Value at end of period                           $10.488  $9.773   $8.140  $6.610       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $21.989 $18.646       --      --       --       --      --
    Accumulation Unit Value at end of period                           $23.575 $21.989       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            16      15       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $9.737  $8.261       --      --       --       --      --
    Accumulation Unit Value at end of period                           $10.435  $9.737       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.737  $8.123   $6.606  $6.227       --       --      --
    Accumulation Unit Value at end of period                           $10.435  $9.737   $8.123  $6.606       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $21.792 $18.513       --      --       --       --      --
    Accumulation Unit Value at end of period                           $23.318 $21.792       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

30                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $9.356  $7.944   $6.011  $8.716  $13.212  $13.892  $10.00
    Accumulation Unit Value at end of period                           $10.424  $9.356   $7.944  $6.011   $8.716  $13.212  $13.89
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            16      29       23      23       13        3      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $9.283  $7.893   $5.982  $8.687  $13.188  $13.887  $10.00
    Accumulation Unit Value at end of period                           $10.327  $9.283   $7.893  $5.982   $8.687  $13.188  $13.89
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       19      19        9        3      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $9.283  $7.897   $5.988  $8.700  $13.713       --      --
    Accumulation Unit Value at end of period                           $10.322  $9.283   $7.897  $5.988   $8.700       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.210  $7.847   $5.959  $5.711       --       --      --
    Accumulation Unit Value at end of period                           $10.226  $9.210   $7.847  $5.959       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $9.210  $7.847   $5.959  $8.671  $13.686       --      --
    Accumulation Unit Value at end of period                           $10.226  $9.210   $7.847  $5.959   $8.671       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $9.177  $8.080       --      --       --       --      --
    Accumulation Unit Value at end of period                           $10.174  $9.177       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $9.177  $7.831   $5.955  $5.711       --       --      --
    Accumulation Unit Value at end of period                           $10.174  $9.177   $7.831  $5.955       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.166  $7.825   $5.954  $5.711       --       --      --
    Accumulation Unit Value at end of period                           $10.156  $9.166   $7.825  $5.954       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $14.104 $12.435       --      --       --       --      --
    Accumulation Unit Value at end of period                           $15.612 $14.104       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            24      25       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $9.133  $8.056       --      --       --       --      --
    Accumulation Unit Value at end of period                           $10.104  $9.133       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $9.133  $7.808   $5.950  $5.710       --       --      --
    Accumulation Unit Value at end of period                           $10.104  $9.133   $7.808  $5.950       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $13.977 $12.346       --      --       --       --      --
    Accumulation Unit Value at end of period                           $15.442 $13.977       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           31

----------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                                                             2005    2004     2003    2002     2001     2000    1999
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                      $8.380  $8.032   $6.478  $8.879  $11.527  $13.922  $10.00
    Accumulation Unit Value at end of period                            $8.794  $8.380   $8.032  $6.478   $8.879  $11.527  $13.92
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            28      41       34      34       21        6      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $8.315  $7.981   $6.447  $8.849  $11.506  $13.918  $10.00
    Accumulation Unit Value at end of period                            $8.712  $8.315   $7.981  $6.447   $8.849  $11.506  $13.92
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                             4      --       --       1       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                      $8.315  $7.985   $6.453  $8.862  $11.688       --      --
    Accumulation Unit Value at end of period                            $8.708  $8.315   $7.985  $6.453   $8.862       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $8.250  $7.935   $6.422  $6.217       --       --      --
    Accumulation Unit Value at end of period                            $8.627  $8.250   $7.935  $6.422       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                      $8.250  $7.935   $6.422  $8.833  $11.666       --      --
    Accumulation Unit Value at end of period                            $8.627  $8.250   $7.935  $6.422   $8.833       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $8.220  $8.084       --      --       --       --      --
    Accumulation Unit Value at end of period                            $8.583  $8.220       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                      $8.220  $7.918   $6.418  $6.216       --       --      --
    Accumulation Unit Value at end of period                            $8.583  $8.220   $7.918  $6.418       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $8.210  $7.912   $6.417  $6.216       --       --      --
    Accumulation Unit Value at end of period                            $8.568  $8.210   $7.912  $6.417       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                     $50.499 $49.731       --      --       --       --      --
    Accumulation Unit Value at end of period                           $52.648 $50.499       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            19      20       --      --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL
    FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                      $8.180  $8.060       --      --       --       --      --
    Accumulation Unit Value at end of period                            $8.524  $8.180       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                      $8.180  $7.895   $6.413  $6.216       --       --      --
    Accumulation Unit Value at end of period                            $8.524  $8.180   $7.895  $6.413       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE
    HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                     $50.046 $49.376       --      --       --       --      --
    Accumulation Unit Value at end of period                           $52.072 $50.046       --      --       --       --      --
    Number of Accumulation Units outstanding at end of period (in
      thousands)                                                            --      --       --      --       --       --      --

                                    PART A

PUTNAM HARTFORD CAPITAL MANAGER EDGE

SEPARATE ACCOUNT TEN
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

TELEPHONE:    1-800-521-0538



                                                           [THE HARTFORD LOGO]

------------------------------------------------------------------------------
------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase Series II of the Putnam Hartford Capital Manager Edge variable annuity. Please read it carefully before you purchase your variable annuity.

The Putnam Hartford Capital Manager Edge variable annuity is a contract between you and Hartford Life Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

X   Flexible, because you may add Premium Payments at any time.

X Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.


At the time you purchase your Contract, you allocate your Net Premium Payment, which is any purchase payment less the sales charge and any premium taxes, to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio company: Putnam Variable Trust.


You may also allocate some or all of your Net Premium Payment to the "Fixed Accumulation Feature," which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-521-0538 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

This Contract and its features may not be available for sale in all states.
------------------------------------------------------------------------------


PROSPECTUS DATED: MAY 1, 2006



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2006

2                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                                                            PAGE
-----------------------------------------------------------------------------------------------------------------------------------
DEFINITIONS                                                                                                                     3
FEE TABLES                                                                                                                      5
HIGHLIGHTS                                                                                                                      7
GENERAL CONTRACT INFORMATION                                                                                                    9
     Hartford Life Insurance Company                                                                                            9
     The Separate Account                                                                                                       9
     The Funds                                                                                                                  9
PERFORMANCE RELATED INFORMATION                                                                                                13
FIXED ACCUMULATION FEATURE                                                                                                     13
THE CONTRACT                                                                                                                   15
     Purchases and Contract Value                                                                                              15
     Charges and Fees                                                                                                          19
     The Hartford's Principal First                                                                                            21
     Death Benefit                                                                                                             23
     Surrenders                                                                                                                26
ANNUITY PAYOUTS                                                                                                                28
OTHER PROGRAMS AVAILABLE                                                                                                       31
OTHER INFORMATION                                                                                                              31
     Legal Matters                                                                                                             33
     More Information                                                                                                          34
FEDERAL TAX CONSIDERATIONS                                                                                                     35
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                                                                       41
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                                                             42
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES                                                                             48
APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES                                                                     51
APPENDIX IV -- ACCUMULATION UNIT VALUES                                                                                        52

HARTFORD LIFE INSURANCE COMPANY                                            3

----------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.


ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and withdrawals.


ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.


ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.


ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.


ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.


ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.


BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.


BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First. The initial Benefit Amount is your Premium Payments if you elected the benefit upon purchase or your Contract Value on the date we add the benefit to your Contract if you elect the benefit at a later date. The Benefit Amount is referred to as the Guaranteed Remaining Balance in your Contract.

BENEFIT PAYMENT: The maximum guaranteed payment that can be made each Contract Year under The Hartford's Principal First. The initial Benefit Payment is equal to 7% of your Premium Payments if you elect the benefit upon purchase or 7% of your Contract Value on the date we add the benefit to your Contract. The Benefit Payment can never exceed the Benefit Amount. The Benefit Payment is called Guaranteed Annual Withdrawal Benefit in your Contract.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.


CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.


CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

4                                            HARTFORD LIFE INSURANCE COMPANY

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DEATH BENEFIT: The amount payable if the Contract Owner, Joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature is called the Fixed Account.

GENERAL ACCOUNT: The General Account includes our company assets including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR OUR: Hartford Life Insurance Company. Only Hartford is a capitalized term in the prospectus.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.


MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.


NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NET PREMIUM PAYMENT: This is your premium payment minus any sales charge and premium tax, or any other fee that we take prior to allocating payments according to your instructions.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

THE HARTFORD'S PRINCIPAL FIRST: An option that can be added at an additional charge where, if elected, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. This benefit is called the Guaranteed Income Benefit in your Contract.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

HARTFORD LIFE INSURANCE COMPANY                                            5

 ----------------------------------------------------------------------------

                                  FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU PURCHASE THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of Premium Payments):                                              5.5%
Range of Sales Charges Imposed on Purchases (as a percentage of PremiumPayments) (1):
                                                                                                                            SALES
CUMULATIVE PREMIUM PAYMENT                                                                                                 CHARGE
     Up to $49,999.99                                                                                                         5.5%
     $50,000 to $99,999.99                                                                                                    4.5%
     $100,000 to $249,999.99                                                                                                  3.5%
     $250,000 to $499,999.99                                                                                                  2.5%
     $500,000 to $999,999.99                                                                                                  2.0%
     $1,000,000 and over                                                                                                      1.0%


(1) Hartford may waive any Sales Charge for Contract Owners who take part in asset-based or fee-based brokerage accounts or other groups who meet certain aggregate Premium Payment levels.

CONTRACT OWNER PERIODIC EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.


ANNUAL MAINTENANCE FEE (2)                                                                                                  $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-AccountValue)
     Mortality and Expense Risk Charge                                                                                       0.80%
     Administrative Charge                                                                                                   0.15%
     Total Separate Account Annual Expenses                                                                                  0.95%
OPTIONAL CHARGES (as a percentage of average daily Sub-Account Value)
     The Hartford's Principal First Charge (3)                                                                               0.75%
     Optional Death Benefit Charge                                                                                           0.15%
     Earnings Protection Benefit Charge                                                                                      0.20%
     Total Separate Account Annual Expenses with all optional charges                                                        2.05%



(2) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.


(3) While the maximum charge for The Hartford's Principal First is 0.75%, the current charge for this benefit is 0.50%. This charge may increase on or after the 5th anniversary of election. See "The Contract" section for additional information.


THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                                                            Minimum     Maximum
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(these are expenses that are deducted from Fund
assets, including management fees, Rule 12b-1
distribution and/or service fees, and other expenses)                                                         0.79%        1.50%

6                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES INCLUDING ALL OPTIONAL CHARGES, AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT. IF YOU DO NOT SELECT ALL OF THE OPTIONAL BENEFITS, YOUR EXPENSES WOULD BE LOWER THAN THOSE SHOWN IN THE EXAMPLE.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A CONTRACT VALUE OF $40,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. OUR AVERAGE CONTRACT VALUE IS $80,000, BUT WE USE A SMALLER CONTRACT VALUE SO THAT WE CAN SHOW YOU THE HIGHEST POSSIBLE DEDUCTIONS. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT IS SURRENDERED. IF YOUR CONTRACT VALUE IS $50,000 OR MORE, HARTFORD WAIVES THE ANNUAL MAINTENANCE FEE, SO THE EXAMPLE SHOWS CHARGES THAT ARE HIGHER THAN YOU WOULD HAVE TO PAY. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $40,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.075%.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) If you Surrender your Contract at the end of the applicable time period:


1 year                                                                                $   961
3 years                                                                               $ 1,617
5 years                                                                               $ 2,351
10 years                                                                              $ 4,271


(2) If you annuitize at the end of the applicable time period:


1 year                                                                                $   844
3 years                                                                               $ 1,610
5 years                                                                               $ 2,344
10 years                                                                              $ 4,263


(3) If you do not Surrender your Contract:


1 year                                                                                $   901
3 years                                                                               $ 1,617
5 years                                                                               $ 2,351
10 years                                                                              $ 4,271


CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------------------------

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to Appendix IV for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-521-0538.

HARTFORD LIFE INSURANCE COMPANY                                            7

----------------------------------------------------------------------------

HIGHLIGHTS

HOW DO I PURCHASE THIS CONTRACT?

You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $1,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase(R) Program or are part of certain retirement plans.

> For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without paying a sales charge. You may bear the investment risk for your Net Premium Payment prior to our receipt of your request for cancellation.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You pay a sales charge when you purchase your Contract and when you make additional Premium Payments to your Contract. The percent of the sales charge depends on the size of your Premium Payment to date. The bigger your Premium Payment to date, the lower the percentage of your sales charge:

              CUMULATIVE
            PREMIUM PAYMENT              SALES CHARGE
-------------------------------------------------------
Up to $49,999.99                             5.5%
$50,000 to $99,999.99                        4.5%
$100,000 to $249,999.99                      3.5%
$250,000 to $499,999.99                      2.5%
$500,000 to $999,999.99                      2.0%
$1,000,000 and over                          1.0%



We may include certain other investment products along with your Premium Payments when we determine your sales charge for this Contract under a program that we call "RIGHTS OF ACCUMULATION." Ask your broker or call us to see if your other investment products qualify.


You might be able to lower the sales charge you pay when you purchase your Contract by signing a LETTER OF INTENT. This is a contract between us where you decide how much you want to invest in the 13 months from the date you purchase this Contract. On the date you purchase your Contract, we deduct the sales charge based on the total amount you plan on investing over the following 13 months. This usually results in a lower percentage sales charge than if you made one initial investment and several Premium Payments later on. Think about the planned Premium Payments for your Letter of Intent carefully. If you don't make all the Premium Payments you plan on making, we will recalculate the sales charge for the amounts we actually received in the 13-month period. If the percentage sales charge on the actual amount received is more than the percentage sales charge we actually deducted, we will deduct the outstanding sales charge proportionally from all your Accounts. We may also accept a Letter of Intent for another 13 month period for subsequent Premium Payments. The Letter of Intent may not be available in all states.

IS THERE AN ANNUAL MAINTENANCE FEE?

We deduct this $30 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

In addition to the Annual Maintenance Fee, you pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is deducted daily and is equal to an annual charge of 0.80% of your Contract Value invested in the Sub-Accounts.

- ADMINISTRATIVE CHARGE -- This charge is for administration. It is deducted daily and is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Account.


- ANNUAL FUND OPERATING EXPENSES -- These are charges for the underlying Funds. See the Funds' prospectuses for more complete information.



- THE HARTFORD'S PRINCIPAL FIRST CHARGE -- The Hartford's Principal First is an option that can be elected at an additional charge. If you elect The Hartford's Principal First, we will deduct an additional charge on a daily basis based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.


- OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts. The Optional Death Benefit must be elected at the time you send your initial Premium Payment.

- EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts.


Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts (particularly in Contracts with lower Contract Value).


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Life Annuity with Payments for a Period Certain Annuity Payout Options, but only if you selected the variable dollar amount Annuity Payouts.

> You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay a federal income tax penalty.

8                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint Contract Owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts and Fixed Accumulation Feature according to your last instructions and will fluctuate with the performance of the underlying Funds.

If death occurs before the Annuity Commencement date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Contract Value of your Contract, or

- Your Maximum Anniversary Value, which is described below.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

If you purchase your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchase your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

OPTIONAL DEATH BENEFIT -- If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:

> The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

>   The Contract Value of your Contract;

>   Your Maximum Anniversary Value; or

> Your Interest Accumulation Value from the date your Optional Death Benefit is added to your Contract.

The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington or New York. Once you elect the Optional Death Benefit, you cannot cancel it.

EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington or New York. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract, plus any Sales Charges deducted on or before the date the Earnings Protection Benefit was added to your Contract, plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any adjustments for partial Surrenders.

HARTFORD LIFE INSURANCE COMPANY                                            9

----------------------------------------------------------------------------

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Period Certain, and Payments for a Period Certain. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever comes later, unless you elect a later date to begin receiving payments subject to any laws and regulations then in effect and our approval. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option.

Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

- fixed dollar amount Automatic Annuity Payouts,

- variable dollar amount Automatic Annuity Payouts, or

- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

GENERAL CONTRACT INFORMATION

HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06102-5085. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on June 22, 1987 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to other income, gains or losses of Hartford.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.


THE FUNDS


FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM AMERICAN GOVERNMENT INCOME FUND       Putnam Investment Management, LLC           High current income with preservation of
   SUB-ACCOUNT which purchases Class IB                                                  capital as its secondary objective
   shares of the Putnam VT American
   Government Income Fund of Putnam
   Variable Trust
PUTNAM CAPITAL APPRECIATION FUND             Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IB
   shares of the Putnam VT Capital
   Appreciation Fund of Putnam Variable
   Trust

10                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------


FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM CAPITAL OPPORTUNITIES FUND            Putnam Investment Management, LLC           Long-term growth of capital
   SUB-ACCOUNT which purchases Class IB
   shares of the Putnam VT Capital
   Opportunities Fund of Putnam Variable
   Trust
PUTNAM DISCOVERY GROWTH FUND SUB-ACCOUNT     Putnam Investment Management, LLC           Long-term growth of capital
   which purchases Class IB shares of the
   Putnam VT Discovery Growth Fund of
   Putnam Variable Trust
PUTNAM DIVERSIFIED INCOME FUND               Putnam Investment Management, LLC           As high a level of current income as
   Sub-Account which purchases Class IB      Sub-advised by Putnam Investments Limited   Putnam Management believes is consistent
   shares of the Putnam VT Diversified                                                   with preservation of capital
   Income Fund of Putnam Variable Trust
PUTNAM EQUITY INCOME FUND SUB-ACCOUNT        Putnam Investment Management, LLC           Capital growth and current income
   which purchases Class IB shares of the
   Putnam VT Equity Income Fund of Putnam
   Variable Trust
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON      Putnam Investment Management, LLC           A balanced investment composed of a well
   FUND SUB-ACCOUNT which purchases Class                                                diversified portfolio of stocks and
   IB shares of the Putnam VT The George                                                 bonds which provide both capital growth
   Putnam Fund of Boston of Putnam                                                       and current income
   Variable Trust
PUTNAM GLOBAL ASSET ALLOCATION FUND          Putnam Investment Management, LLC           High level of long-term total return
   SUB-ACCOUNT which purchases Class IB                                                  consistent with preservation of capital
   shares of the Putnam VT Global Asset
   Allocation Fund of Putnam Variable
   Trust
PUTNAM GLOBAL EQUITY FUND SUB-ACCOUNT        Putnam Investment Management, LLC           Capital appreciation
   which purchases Class IB shares of the
   Putnam VT Global Equity Fund of Putnam
   Variable Trust
PUTNAM GROWTH AND INCOME FUND SUB-ACCOUNT    Putnam Investment Management, LLC           Capital growth and current income
   which purchases Class IB shares of the
   Putnam VT Growth and Income Fund of
   Putnam Variable Trust
PUTNAM GROWTH OPPORTUNITIES FUND             Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IB
   shares of the Putnam VT Growth
   Opportunities Fund of Putnam Variable
   Trust
PUTNAM HEALTH SCIENCES FUND SUB-ACCOUNT      Putnam Investment Management, LLC           Capital appreciation
   which purchases Class IB shares of the
   Putnam VT Health Sciences Fund of
   Putnam Variable Trust (Closed to
   Contracts issued on or after May 3,
   2004)
PUTNAM HIGH YIELD FUND SUB-ACCOUNT which     Putnam Investment Management, LLC           High current income. Capital growth is a
   purchases Class IB shares of the          Sub-advised by Putnam Investments Limited   secondary goal when consistent with
   Putnam VT High Yield Fund of Putnam                                                   achieving high current income
   Variable Trust

HARTFORD LIFE INSURANCE COMPANY                                           11

----------------------------------------------------------------------------


FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INCOME FUND SUB-ACCOUNT which         Putnam Investment Management, LLC           High current income consistent with what
   purchases Class IB shares of the                                                      Putnam Management believes to be prudent
   Putnam VT Income Fund of Putnam                                                       risk
   Variable Trust
PUTNAM INTERNATIONAL EQUITY FUND             Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IB      Sub-advised by Putnam Investments Limited
   shares of the Putnam VT International
   Equity Fund of Putnam Variable Trust
PUTNAM INTERNATIONAL GROWTH AND INCOME       Putnam Investment Management, LLC           Capital growth. Current income is a
   FUND SUB-ACCOUNT which purchases Class    Sub-advised by Putnam Investments Limited   secondary objective.
   IB shares of the Putnam VT
   International Growth and Income Fund
   of Putnam Variable Trust
PUTNAM INTERNATIONAL NEW OPPORTUNITIES       Putnam Investment Management, LLC           Long-term capital appreciation
   FUND SUB-ACCOUNT which purchases Class
   IB shares of the Putnam VT
   International New Opportunities Fund
   of Putnam Variable Trust
PUTNAM INVESTORS FUND SUB-ACCOUNT which      Putnam Investment Management, LLC           Long-term growth of capital and any
   purchases Class IB shares of the                                                      increased income that results from this
   Putnam VT Investors Fund of Putnam                                                    growth
   Variable Trust
PUTNAM MID CAP VALUE FUND SUB-ACCOUNT        Putnam Investment Management, LLC           Capital appreciation and, as a secondary
   which purchases Class IB shares of the                                                objective, current income
   Putnam VT Mid Cap Value Fund of Putnam
   Variable Trust
PUTNAM MONEY MARKET FUND SUB-ACCOUNT         Putnam Investment Management, LLC           As high a rate of current income as
   which purchases Class IB shares of the                                                Putnam Management believes is consistent
   Putnam VT Money Market Fund of Putnam                                                 with preservation of capital and
   Variable Trust                                                                        maintenance of liquidity
PUTNAM NEW OPPORTUNITIES FUND SUB-ACCOUNT    Putnam Investment Management, LLC           Long-term capital appreciation
   which purchases Class IB shares of the
   Putnam VT New Opportunities Fund of
   Putnam Variable Trust
PUTNAM NEW VALUE FUND SUB-ACCOUNT which      Putnam Investment Management, LLC           Long-term capital appreciation
   purchases Class IB shares of the
   Putnam VT New Value Fund of Putnam
   Variable Trust
PUTNAM OTC & EMERGING GROWTH FUND            Putnam Investment Management, LLC           Capital appreciation
   SUB-ACCOUNT which purchases Class IB
   shares of the Putnam VT OTC & Emerging
   Growth Fund of Putnam Variable Trust
PUTNAM RESEARCH FUND SUB-ACCOUNT which       Putnam Investment Management, LLC           Capital appreciation
   purchases Class IB shares of the
   Putnam VT Research Fund of the Putnam
   Variable Trust
PUTNAM SMALL CAP VALUE FUND SUB-ACCOUNT      Putnam Investment Management, LLC           Capital appreciation
   which purchases Class IB shares of the
   Putnam VT Small Cap Value Fund of
   Putnam Variable Trust





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12                                           HARTFORD LIFE INSURANCE COMPANY

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
FUNDS                                                         ADVISOR                                OBJECTIVE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM UTILITIES GROWTH AND INCOME FUND      Putnam Investment Management, LLC           Capital growth and current income
   SUB-ACCOUNT which purchases Class IB      Sub-advised by Putnam Investments Limited
   shares of the Putnam VT Utilities
   Growth and Income Fund of Putnam
   Variable Trust (Closed to Contracts
   issued on or after May 3, 2004)
PUTNAM VISTA FUND SUB-ACCOUNT which          Putnam Investment Management, LLC           Capital appreciation
   purchases Class IB shares of the
   Putnam VT VistaFund of Putnam Variable
   Trust
PUTNAM VOYAGER FUND SUB-ACCOUNT which        Putnam Investment Management, LLC           Capital appreciation
   purchases Class IB shares of the
   Putnam VT Voyager Fund of Putnam
   Variable Trust



We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Fund's Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this prospectus before investing.


The Funds may not be available in all states.


MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.



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HARTFORD LIFE INSURANCE COMPANY                                           13

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ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution related services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

PERFORMANCE RELATED INFORMATION


The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Separate Account's past performance only and is no indication of future performance.



When a Sub-Account advertises its standardized total return, it will usually be calculated since the inception of the Separate Account's for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.


The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses, Separate Account Annual Expenses without any optional charge deductions, the lowest Sales Charge and do not include deduction for the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.


If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.



A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account.


We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

FIXED ACCUMULATION FEATURE

IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

In most states, we guarantee that we will credit interest at an annual effective rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation



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14                                           HARTFORD LIFE INSURANCE COMPANY

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Feature. In some states, the minimum guaranteed interest rate is lower. If your
Contract was issued before May 1, 2003, the minimum guaranteed interest rate is 3%. We reserve the right to change the rate subject only to applicable state insurance law.

We may credit interest at a rate in excess of the minimum guaranteed interest rate per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. For Contracts issued in the state of New York, the Fixed Accumulation Feature interest rates may vary from other states.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion. If you purchased your Contract after May 1, 2002, we may restrict your ability to allocate amounts to the Fixed Accumulation Feature during any time period that our credited rate of interest is equal to the minimum guaranteed interest rate.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- You may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers from our Fixed Accumulation Feature to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program subject to Program rules. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Under the 6-Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and with the final transfer of the entire amount remaining in the Program.

The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, we will return your Program payment to you for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract as a subsequent Premium Payment.

Under the DCA Plus Programs, the credited interest rate is not earned on the full amount of your Premium Payment for the entire length of the Program. This is because Program transfers to the Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

All Program payments, including any subsequent Program Payment, must meet the Program minimum. Any subsequent Program payments we receive during an active Program transfer period which are received during the same interest rate effective period will be credited to the current Program. Any subsequent Program payments we receive during an active Program transfer period which are received during a different interest rate effective period will be used to start a new Program. That Program will be credited with the interest rate in effect on the date we start the new Program. Unless you send us different instructions, the new Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Sub-Accounts.

The DCA Plus Program may credit a higher interest rate but it does not ensure a profit or protect you against loss in declining markets.

Hartford may limit the total number of DCA Programs and DCA Plus Programs to 5 Programs open at any one time.

We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.


You may elect to terminate the transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Sub-Accounts you selected for the Program unless you provide us with different instructions.


We may discontinue, modify or amend the Programs or any other interest rate program we establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

In Oregon, you may only sign up for DCA Plus Programs that are six months or longer.



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HARTFORD LIFE INSURANCE COMPANY                                           15

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THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum initial Premium Payment is $1,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase(R) Program or are part of certain tax qualified retirement plans. Prior approval is required for any Premium Payments that would equal or exceed $1,000,000 when combined with the total Premium Payments made to this Contract and any other Contract we issue to you or to your Annuitant.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?


Your initial Premium Payment minus the Sales Charge and any Premium Payment is your Net Premium Payment. Your Net Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, your Net Premium Payment will be invested on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, your Net Premium Payment will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the Net Premium Payment will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Net Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Net Premium Payment.


If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until your provide the necessary information.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will refund any sales charge deducted during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, Hartford will pay you your Contract Value on the day we receive your request to cancel. The Contract Value may be more or less than your Premium Payments depending upon the performance of your Sub-Accounts. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. We do not refund any fees or charges deducted during this period. In certain states, we are required to return your Premium Payment if you decide to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT
DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.


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16                                           HARTFORD LIFE INSURANCE COMPANY

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When Net Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Net Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Net Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distribution per share of each Fund at the end of the current Valuation Day; divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?


You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.


WHAT IS A SUB-ACCOUNT TRANSFER?


A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the underlying Funds available in your Contract as amended from time to time.



You may transfer from one Sub-Account to another before and after the Annuity Commencement Date. Your transfer request will be processed on the day that it is received in good order as long as it is received on a Valuation Day before the end of any Valuation Day. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.


WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

When you request a Sub-Account transfer, Hartford sells shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.

Each day, many Contract Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. Hartford combines all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, Hartford also combines all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Contract Owners' "transfer-in" requests.


In addition, many of the underlying Funds that are available as investment options in Hartford's variable annuity products are also available as investment options in variable life insurance policies, retirement plans, group funding agreements and other products offered by Hartford or our affiliates. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable annuity Contract Owners.



Hartford takes advantage of its size and available technology to combine the sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by Hartford. We also combine all the purchases of that particular underlying Fund for many of the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within the accounts at Hartford rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of a Stock Fund Sub-Account with all other sales of that underlying Fund from our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by Hartford, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then Hartford would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.


WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.


FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. Hartford limits each Contract Owner to one Sub-Account transfer each day. Hartford counts all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Contract Value more than once a day.


For example, if the only transfer you make on a day is a transfer of $10,000 from a Money Market Fund Sub-Account into

HARTFORD LIFE INSURANCE COMPANY                                           17

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another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Money Market Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Money Market Fund Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Contract Value distributed among 10 different Sub-Accounts and you request to transfer the Contract Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

However, you cannot transfer the same Contract Value more than once in one day. That means if you have $10,000 in the Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

SECOND, HARTFORD HAS IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, Hartford does not want you to purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.

Hartford attempts to curb frequent transfers in the following ways:


X   20 Transfer Rule; and



X   Abusive Trading Policy.





THE 20 TRANSFER RULE -- Hartford employs the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each Contract Year for each Contract by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, Voice Response Unit, via the internet or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.



We actively monitor Contract Owners' compliance with this policy. We will send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.


Each Contract Anniversary, we reset your transfers to allow 20 new Sub-Account transfers by any means.

We may make changes to this policy at any time.

ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.

Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;


- the number of transfers completed in the current calendar quarter;



- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or



- The policies and procedures of a potentially affected underlying Fund regarding frequent trading



Separate Account investors could be precluded from purchasing Fund shares if we reach an impasse on the execution of Fund abusive trading instructions.


If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary, at which point your transfer privileges will be reinstated. Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Contract Owner. As a result, there is a risk that the underlying Fund may not be able to identify abusive transfers.


Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in




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18                                           HARTFORD LIFE INSURANCE COMPANY

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our records, of Contract Owners that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.



ARE THERE ANY EXCEPTIONS TO THESE POLICIES?


INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, Hartford does not make any exceptions to its policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, Hartford will refuse your request.


SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Transfer Rule and the Abusive Transfer Policy do not apply in all circumstances, which we describe here:



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Contract Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or as part of a DCA program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We don't apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.



- Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to Plan documents and administrative services agreements. If these retirement plan documents and administrative services agreements have no restrictions on Sub-Account transfers, then Hartford cannot apply the 20 Transfer Rule and may not be able to apply any other restriction on transfers. Hartford has been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. Hartford has had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by Hartford could have the same abusive affect as frequent Sub-Account transfers done by Contract Owners of this Contract.



Other than these exceptions, the only other exceptions to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule. For example, in Oregon, we have the contractual right to limit Sub-Account transfers to only one Sub-Account transfer every 30 days and to require that the transfer request be sent in writing. We currently do not enforce this right, but should we choose to do so, it would be an exception to the 20 Transfer Rule.


POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that Hartford is not able to detect and prevent, which we describe here:

- There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that does not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.


- These policies apply only to individuals and entities that own this Contract and any subsequent or more recent versions of this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.


HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Contract's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.

Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Contract.

Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.

WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?


While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the variable annuity prospectus, the policies and procedures described in the variable annuity prospectus control how we administer Sub-Account transfers.




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HARTFORD LIFE INSURANCE COMPANY                                           19

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We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- You can make transfers by contacting us.



Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the end of the next valuation day.



Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.


We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.

Hartford, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

SALES CHARGE

The purpose of the sales charge is to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to distributing organizations and their sales personnel, the cost of preparing sales literature and other promotional activities. If the sales charge is not sufficient to cover sales and distribution expenses, we pay them from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

You pay a sales charge when you purchase your Contract and when you make additional Premium Payments to your Contract. The amount of the sales charge depends on the size of your Premium Payment. The bigger your Premium Payments, the lower the percentage of your sales charge:

              CUMULATIVE                     SALES
            PREMIUM PAYMENT                 CHARGE
-------------------------------------------------------
 Up to $49,999.99                            5.5%
 $50,000 to $99,999.99                       4.5%
 $100,000 to $249,999.99                     3.5%
 $250,000 to $499,999.99                     2.5%
 $500,000 to $999,999.99                     2.0%
 $1,000,000 and over                         1.0%



We may include certain other investment products when we determine your sales charge for this Contract under a program that we call "RIGHTS OF ACCUMULATION." Under this Program, we may include the asset values of investment products that we call "Eligible Investments" along with your Premium Payments when we determine your sales charge for the Contract. Your other investment products must be ones that we allow as Eligible Investments at the time of your Premium Payment to be considered part of this Program. If you purchased your Contract on or after November 1, 2005, Eligible Investments are:



- Any other individual variable annuity contract issued by Hartford or one of its affiliates that has a front-end sales charge; and



- Class A shares of any retail mutual fund of a fund family that is available as an investment option in this Contract.



If you purchased your Contract before November 1, 2005, Eligible Investments are any individual annuity contract or variable life insurance policy issued by Hartford or its affiliates, and




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20                                           HARTFORD LIFE INSURANCE COMPANY

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shares of any mutual fund or 529 plan that Hartford has approved for the
Program.



Ask your broker or call us to see if your other investment products qualify. You must identify your Eligible Investments to your broker at the time you complete your application or Request for Annuity, and each time you make subsequent Premium Payments. If you send us your Premium Payment directly instead of through your broker's firm, or if you send us Premium Payments through our InvestEase Program or other automatic investment programs, your sales charge will be determined based on your most recent sales charge level on record under the Rights of Accumulation Program, if applicable, or your Cumulative Premium Payments, whichever results in a lower sales charge.



OTHER IMPORTANT PROGRAM RULES:



- If you purchased your Contract on or after November 1, 2005, you must be the owner or joint owner of the Eligible Investments in order for them to be included under the Program. Additionally, your broker's firm must be the broker of record for the Eligible Investments in order for them to be included under the Program.



- If you purchased your Contract before November 1, 2005, Eligible Investments owned by you, your spouse or any immediate family member may be included under the Program.



We may discontinue, modify or amend this Program at any time.


You might be able to lower the sales charge you pay when you purchase your Contract by signing a LETTER OF INTENT. This is a contract between us where you decide how much you want to invest in the 13 months from the date you purchase this Contract. On the date you purchase your Contract, we deduct the sales charge based on the total amount you plan on investing over the following 13 months. This usually results in a lower sales charge than if you made one initial investment and several Premium Payments later on. Think about the planned Premium Payments for your Letter of Intent carefully. If you don't make all the Premium Payments you plan on making, we will recalculate the sales charge for the amounts we received in the 13 month period. If it turns out you owe us additional money, we will deduct this amount proportionally from your Accounts. We may also accept a Letter of Intent for another 13 month period for subsequent Premium Payments. The Letter of Intent may not be available in all States.

Hartford reserves the right to waive any Sales Charge for Contract Owners who take part in asset-based or fee-based brokerage accounts or other groups who met certain aggregate premium payment levels.

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 0.80% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Net Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Net Premium Payments are accumulating, we may experience a loss resulting from the death of an Annuitant or Contract Owner before commencement of Annuity payments in periods of declining value. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Sales Charge and Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

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HARTFORD LIFE INSURANCE COMPANY                                           21

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WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

For Administration, we apply a daily charge at the rate of 0.15% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

You should refer to the Trust prospectus for a description of deductions and expenses paid out of the assets of the Trust's portfolios.

PREMIUM TAXES

We deduct Premium Taxes if required by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.

CHARGES AGAINST THE FUNDS


ANNUAL FUND OPERATING EXPENSES -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects management fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.


THE HARTFORD'S PRINCIPAL FIRST CHARGE


The Hartford's Principal First is an option that can be elected at an additional charge. We will deduct this charge on a daily basis that is based on your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may elect the annuitization option at any time. If you bought your Contract on or after August 5, 2002, you can elect to add this benefit to your Contract for an additional charge on a daily basis that is equal to an annual charge of 0.35% of your Contract Value invested in the Sub-Accounts. If you bought your Contract before August 5, 2002, you can elect to add this benefit to your Contract at the current charge.


OPTIONAL DEATH BENEFIT CHARGE

If you elect the Optional Death Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

EARNINGS PROTECTION BENEFIT CHARGE

If you elect the Earnings Protection Benefit, we will deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

REDUCED FEES AND CHARGES

WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, THE ADMINISTRATIVE CHARGE, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.

THE HARTFORD'S PRINCIPAL FIRST


The Hartford's Principal First is an option that can be elected at an additional charge if we offer this rider at that time. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. We reserve the right to treat all Contracts issued to you by Hartford or one of its affiliates within a calendar year as one Contract for purposes of The Hartford's Principal First. This means that if you purchase two Contracts from us in any twelve month period and elect The Hartford's Principal First on both Contracts, withdrawals from one Contract will be treated as withdrawals from the other Contract.


If you elect The Hartford's Principal First when you purchase your Contract, your initial Premium Payment is equal to the maximum payouts (the "Benefit Amount"). If you elect this option at a later date, your Contract Value on the date we add the benefit to your Contract is equal to the initial Benefit Amount. The Benefit Amount can never be more than $5 million dollars. The Benefit Amount is reduced as you take withdrawals. The Hartford's Principal First operates as a guarantee of the Benefit Amount. Benefit Payments under The Hartford's Principal First are treated as partial Surrenders and are deducted from your Contract Value.

Once the initial Benefit Amount has been determined, Hartford calculates the maximum guaranteed payment that may be made each year ("Benefit Payment"). The Benefit Payment is equal to 7% of the initial Benefit Amount. If you do not take 7% one year, you may not take more than 7% the next year. The Benefit Payment can be divided up and taken on any payment



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22                                           HARTFORD LIFE INSURANCE COMPANY

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schedule that you request. You can continue to take Benefit Payments until the
Benefit Amount has been depleted.

If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. If you establish The Hartford's Principal First when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you establish the benefit at any time after purchase, we count one year as the time between the date we added the option to your Contract and your next Contract Anniversary, which could be less than a year. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value ("New Contract Value") and then we deduct the amount of the last Surrender from the Benefit Amount ("New Benefit Amount"). Then we compare those results:

- If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

- If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. Your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount.

- If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the "old" Benefit Payment to 7% of the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.


Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 5% or 7% of the additional Premium Payment for The Hartford's Principal First Preferred and The Hartford's Principal First, respectively.


If you change the ownership or assign this Contract to someone other than your spouse anytime after one year of electing The Hartford's Principal First, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.

The Benefit Amount will be recalculated to equal the lesser of:

- The Benefit Amount immediately prior to the ownership change or assignment, or

- The Contract Value at the time of the ownership change or assignment.

Any time after the 5th year The Hartford's Principal First has been in effect, you may elect to "step-up" the benefit. If you choose to "step-up" the benefit, your Benefit Amount is re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to "step-up" if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the "step-up" benefit has been in place, you may choose to "step-up" the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can "step up" without waiting for the 5th year their Contract has been in force.

We currently allow you to "step-up" on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a "step-up" to occur on your Contract Anniversary. At the time you elect to "step up", we may be charging more for The Hartford's Principal First. Regardless of when you bought your Contract, upon "step up" we will charge you the current charge. Before you decide to "step up", you should request a current prospectus which will describe the current charge for this Benefit.

Each surrender you make as a Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount.

You can Surrender your Contract any time, even if you have The Hartford's Principal First, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford's Principal First. If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through an Annuity Payout option called The Hartford's Principal First Payout Option until your Benefit Amount is depleted. While you are receiving payments, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.

If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose from another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option, called The Hartford's Principal First Payout Option, Hartford will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.



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HARTFORD LIFE INSURANCE COMPANY                                           23

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If you, the joint Contract Owner or Annuitant die before you receive all the
Benefit Payments guaranteed by Hartford, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, causing a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. For qualified Contracts, The Hartford's Principal First cannot be elected if the Contract Owner or Annuitant is age 81 or older.

For examples on how The Hartford's Principal First is calculated, please see "Appendix III."

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Contract Value of your Contract; or

- The Maximum Anniversary Value, which is described below.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier.

If you purchase your Contract on or after May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced proportionally for any partial Surrenders. We calculate the proportion based on the amount of any partial Surrenders since the Contract Anniversary divided by your Contract Value at the time of Surrender.

If you purchase your Contract before May 1, 2002, the Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced by the dollar amount of any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

OPTIONAL DEATH BENEFIT -- You may also elect the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.

The Interest Accumulation Value will be:

- Your Contract Value on the date we add the Optional Death Benefit to your Contract;

- Plus any Premium Payments made after the Optional Death Benefit is added;

- Minus any partial Surrenders after the Optional Death Benefit is added;

- Compounded daily at an annual interest rate of 5%.

If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments or subtract any partial Surrenders.

The Optional Death Benefit is limited to a maximum of 200% of Contract Value on the date the Optional Death Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Optional Death Benefit was added to your Contract. We subtract proportional adjustments for any partial Surrenders. For examples on how the Optional Death Benefit is calculated see "Appendix II."

The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington or New York. Once you elect the Optional Death Benefit, you cannot cancel it.

If you purchase your Contract after September 30, 1999, you must elect the Optional Death Benefit at the time you send us your initial Premium Payment.



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24                                           HARTFORD LIFE INSURANCE COMPANY

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EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection
Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington or New York. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it. If you elect the Earnings Protection Benefit in Pennsylvania, you may cancel it within 10 days after you receive it.

If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value; or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any NetPremium Payments and add adjustments for any partial Surrenders made during that time.

We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract, plus any Sales Charges deducted on or before the date the Earnings Protection Benefit was added to your Contract, plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any adjustments for partial Surrenders.

Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant is age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death plus 40% of the Contract gain was the greatest of the three death benefit calculations,

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- After the deduction of Sales Charges, your Net Premium Payment is $96,500,

- You took no partial Surrenders,

- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death equals $400,000,

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract or $96,500 = $303,500.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- plus Sales Charges deducted on or before the date the Earnings Protection Benefit was added to your Contract ($3,500),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0).

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.

Before you purchase the Earnings Protection Benefit, you should also consider the following:

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract, or your spouse continues your Contract after your death, and the new Contract Owner would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be



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HARTFORD LIFE INSURANCE COMPANY                                           25

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  deducted even though no Earnings Protection Benefit will be payable.

ADDITIONAL INFORMATION ABOUT THE DEATH BENEFITS

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under the sub-section entitled "Taxation of Annuities -- General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans."

The total death benefits payable as a result of the death of any one person under one or more deferred variable annuities issued by Hartford or its affiliates after May 1, 2002, and aggregate Premium Payments total $5 million or more, cannot exceed the greater of:

- The aggregate Premium Payments minus any Surrenders;

- The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

- The aggregate Contract Value; plus

- The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.

Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each contract at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Payout Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can make Sub-Account transfers.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the Death Benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit or the Optional Death Benefit, if the spouse had elected



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26                                           HARTFORD LIFE INSURANCE COMPANY

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to receive the Death Benefit amount. This spousal contract continuation is available only once for each contract.

If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or      Joint Contract Owner receives
                                 Contract Owner                   deceased                        the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or      Designated Beneficiary receives
                                 Contract Owner                   deceased                        the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or      Contract Owner's estate
                                 Contract Owner and the           deceased                        receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent    The Contract Owner becomes the
                                                                  Annuitant                       Contingent Annuitant and the
                                                                                                  Contract continues.
Annuitant                        The Contract Owner is living     The Contingent Annuitant is     Contingent Annuitant becomes
                                                                  living                          the Annuitant, and the Contract
                                                                                                  continues.
Annuitant                        The Contract Owner is a trust    There is no named Contingent    The Contract Owner receives the
                                 or other non-natural person      Annuitant                       Death Benefit.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                        AND . . .                                      THEN THE . . .
Contract Owner                   The Annuitant is living                          Designated Beneficiary becomes the Contract
                                                                                  Owner
Annuitant                        The Contract Owner is living                     Contract Owner receives a payout at death, if
                                                                                  any.
Annuitant                        The Annuitant is also the Contract Owner         Designated Beneficiary receives a payout at
                                                                                  death, if any.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH. FOR MORE INFORMATION ON ANNUITY PAYOUT OPTIONS THAT MAY NOT RESULT IN A PAYOUT AT DEATH PLEASE SEE THE SECTION ENTITLED "ANNUITY PAYOUTS." IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date.

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There are two restrictions on partial Surrenders before the Annuity
Commencement Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

    - The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payments for a Period Certain variable dollar amount Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract. The Commuted Value is determined on the day we receive your written request for Surrender.

PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payments for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the numberof years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone Surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.



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28                                           HARTFORD LIFE INSURANCE COMPANY

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MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?


Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.


1. WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the annuitant reaches age 90, the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. The Hartford's Principal First Payout Option is available only to Contract Holders who elect The Hartford's Principal First rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencemnt Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus the Annuity Payouts already made. This option is only available for Annuity Payouts using the 5% Assumed Investment Return or fixed dollar amount Annuity Payouts.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen



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to the Annuity Payouts; either fixed, variable, or a combination of fixed and variable, after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We make Annuity Payouts during the lifetime of the Annuitant and a Joint Annuitant, and we guarantee to make those Annuity Payouts for a time period you select which is not less than 5 years and no more than 100 years minus your younger Annuitant's age. If both the Annuitant and your Joint Annuitant die before the time period selected is over, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units, for fixed dollar amount Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 5 years. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum.

THE HARTFORD'S PRINCIPAL FIRST PAYOUT OPTION

If you elect The Hartford's Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford's Principal First Payout Option, Hartford will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.

IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN VARIABLE DOLLAR AMOUNT ANNUITY PAYOUT OPTION.

- For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

3. HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.

4. WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.



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Subject to the approval of your State, you can select one of three AIRs: 3%, 5%
or 6%. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the second monthly Annuity Payout is the same as the first, the Sub-Accounts earned exactly the same return as the AIR. If the second monthly Annuity Payout is more than the first, the Sub-Accounts earned more than the AIR. If the second Annuity Payout is less than the first, the Sub-Account earned less than the AIR.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of the variation depends on the AIR you select.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the Fixed Payment Annuity tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for a 3% AIR is 0.999919%. The Annuity Unit Factor for a 5% AIR is 0.999866%. The Annuity Unit Factor for a 6% AIR is 0.999840%.

COMBINATION ANNUITY PAYOUT -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."


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OTHER PROGRAMS AVAILABLE


We may discontinue, modify or amend any of these Programs or any other Programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.



INVESTEASE(R) PROGRAM -- InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.


AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program if received prior to age 59 1/2 , may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

AUTOMATIC REBALANCING PROGRAM -- Automatic Rebalancing is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Automatic Rebalancing Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.

DOLLAR COST AVERAGING PROGRAMS -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.



OTHER INFORMATION

ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.


We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.



HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the Contracts which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours.



Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of




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32                                           HARTFORD LIFE INSURANCE COMPANY

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providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).



Commissions -- We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.



We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Commissions range from 1% for Access Contracts to 7% for Core Contracts. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.



Additional Payments -- In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.



We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.



Consistent with NASD Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to NASD rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than NASD rules.



Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. For the fiscal year ended December 31, 2005, Additional Payments did not in the aggregate exceed approximately $48 million (excluding incidental corporate-sponsorship related perquisites).



As of December 31, 2005, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: A.G. Edwards & Sons, Inc., ABN AMRO Bank, N.V., Advest, Inc., Aegis Capital Advisors, LLC, AIG Advisors Group, Inc., AIG SunAmerica, American International Group, Inc., AMSouth Investment Services, Inc., Asset Management Securities, Associated Investment Services, Inc., B. C. Ziegler & Co., Banc of America Investment Services, Inc., Banc One Securities Corp., Bancnorth Investment Group, Inc., Bancwest Investment Services, Inc., BB&T Investment Services, Inc., BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., BlueVase Securities, LLC., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Capital Analyst Inc., Capital Securities of America, Inc., Centaurus Financial, Inc., Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage House (LifeMark Partners), Coordinated Capital Securities, Inc., Commerce Brokerage Services, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crowell, Weedon & Co., Crown Capital Securities, L.P., Cuso Financial Services, L.P., Dortch Securities & Investments, Inc., Duerr Financial Corporation, Edward D. Jones & Co., L.P., Empire Securities, Inc., ePLANNING, Inc., Ferris, Baker Watts, Incorporated, FFP Securities, Inc., Fifth Third Securities, Inc., FIMCO Securities Group (Mequon, WI), Financial Network Services (or Investment) Corp., Fintegra Financial Services, LLC., First Allied Securities, Inc., First Citizens Investor Services, First Heartland Capital, Inc., First Montauk Securities Corp., First National Bank of Omaha, First Tennessee Brokerage, Inc., First Wall Street Corporation, Frost Brokerage Services, Inc., FSC




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Securities Corporation, Girard Securities, Inc., Great American Advisors, Inc.,
H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., H & R Block Financial Advisors, Inc., Harvest Capital LLC, Heim & Young Securities, Hibernia Investments, L.L.C., Hong Kong and Shanghai Banking Corporation Limited (HSBC), The Huntington Investment Company, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group, LLC, Infinex Financial Group, ING Advisors Network, Intersecurities, INC., Invest Financial Corp., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corporation, Investment Centers of America, Inc., Investment Professionals, Inc., Investors Capital Corp., James T. Borello & Co, Janney Montgomery Scott LLC, Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., KMS Financial Services, Inc., Legg Mason Wood Walker, Incorporated, Leigh Baldwin & Co., LLC, Lincoln Financial Advisors Corp. (marketing name for
Lincoln National Corp.), Linsco/Private Ledger Corp., Local Securities Corporation, M&T Securities, Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, Natcity Investments, Inc., National Planning Corp., Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., ONB Investment Services, Inc., Oppenheimer & Co., Inc., Park Avenue Securities LLC, Parker/Hunter Incorporated, Partners Investment Network, Inc., Pension Planners Securities, Inc., People's Securities, Inc., PFIC Securities Corp., Piper Jaffray & Co., Prime Capital Services, Inc., Primevest Financial Services,
Inc., Proequities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp, Raymond James Financial Services, RBC Dain Rauscher Inc., Robert W. Baird &
Co., Inc., Rogan & Assoc., Inc., Royal Alliance Assoc., Inc., Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, SII Investments, Inc., Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, Sun Trust Bank, SunTrust Investment Services, Inc. -- Alexander Key Division, SWBC Investment Services, LLC, Synovus Securities, Inc., TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc.,Triad Advisors, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, Inc., U.S. Bancorp Investments, Inc., Unionbanc Investment Services, LLC, Uvest Financial Services Group Inc., Valmark Securities, Inc., Wachovia Securities, LLC. (various divisions), Wall Street Financial Group, Inc., Walnut Street Securities, Inc., Webster Investment Services, Inc., Wells Fargo Brokerage Services, L.L.C., Wescom Financial Services, Wilbanks Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), WRP Investments, Inc., XCU Capital Corporation, Inc.



Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.



LEGAL MATTERS



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation. Pursuant to an agreement in principle reached in February 2005 with the Board of Directors of the HLS funds, The Hartford has indemnified the affected funds for material harm deemed to have been caused to the funds by frequent trading by these owners for the period from January 2, 2004 through December 31, 2005. The Hartford does not expect to incur additional costs pursuant to this agreement in principle in light of the exchange or surrender of these variable annuity contracts.




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The SEC's Division of Enforcement also is investigating aspects of The
Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.



The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.



To date, none of the SEC's and New York Attorney General's market timing investigation, the SEC's directed brokerage investigation, or the New York Attorney General's and Connecticut Attorney General's single premium group annuity investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC, the New York Attorney General's Office, and the Connecticut Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC, the New York Attorney General's Office and the Connecticut Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. Hartford Life, Inc. ("Hartford Life") recorded a charge of $66 million, after-tax, to establish a reserve for the market timing and directed brokerage matters in the first quarter of 2005. Based on recent developments, Hartford Life recorded an additional charge of $36 million, after-tax, in the fourth quarter of 2005, of which $14 million, after tax, was attributed to HLIC, to increase the reserve for the market timing, directed brokerage and single premium group annuity matters. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 million already attributed to HLIC. However, the ultimate liability of HLIC is not reasonably estimable at this time.



On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.



On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.



On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.



The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.



The Hartford does not expect any of these actions to result in a material adverse on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.


MORE INFORMATION

You may call your Registered Representative if you have any questions or write or call us at the address below:

Hartford Life Insurance Company
Attn: Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085.

Telephone:   (800) 521-0538

FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.



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FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION



The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.



This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.



In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.



THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.



B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT



The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.



Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.



C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS



Section 72 of the Code governs the taxation of annuities in general.



  1.  NON-NATURAL PERSONS AS OWNERS



Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:



- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),



- A contract acquired by the estate of a decedent by reason of such decedent's death,



- Certain contracts acquired with respect to tax-qualified retirement arrangements,



- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or




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- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.



A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.



Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.



  2.  OTHER CONTRACT OWNERS (NATURAL PERSONS).



A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.



The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.



     A.  DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.



   i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.



  ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.



 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."



  iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



   v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.



  vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



     B.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.



Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").



   i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.



  ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be




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      allowed as a deduction for the last taxable year of the Annuitant.



 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).



     C.  AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.



Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.



     D.  10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
         PAYMENTS.



   i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.



  ii. The 10% penalty tax will not apply to the following distributions:



     1. Distributions made on or after the date the recipient has attained the age of 59 1/2.



     2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.



     3.  Distributions attributable to a recipient's becoming disabled.



     4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.



     5. Distributions made under certain annuities issued in connection with structured settlement agreements.



     6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).



If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.



     E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.



If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.



     F.  REQUIRED DISTRIBUTIONS



   i. Death of Contract Owner or Primary Annuitant



      Subject to the alternative election or spouse beneficiary provisions in ii or iii below:



     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest




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         in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and



     3.  If the Contract Owner is not an individual, then for purposes of 1. or
         2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.



  ii. Alternative Election to Satisfy Distribution Requirements



      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.



 iii. Spouse Beneficiary



      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.



     G.  ADDITION OF RIDER OR MATERIAL CHANGE.



The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.



     H.  PARTIAL EXCHANGES.



The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.



  3.  DIVERSIFICATION REQUIREMENTS.



The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.



The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:



- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,



- no more than 70% is represented by any two investments,



- no more than 80% is represented by any three investments and



- no more than 90% is represented by any four investments.



In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.



A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.



  4.  TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.



In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets




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would be includable in the variable contract owner's gross income. The Treasury
Department indicated in 1986 that, in regulations or revenue rulings under Code
Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.



For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.



The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.



D. FEDERAL INCOME TAX WITHHOLDING



The portion of an amount received under a Contract that is taxable gross income to the payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:



     1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.



     2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.



Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS



The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.



G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS



Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person




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for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code
Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.



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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
     Safekeeping of Assets
     Experts
     Non-Participating
     Misstatement of Age or Sex
     Principal Underwriter
PERFORMANCE RELATED INFORMATION
     Total Return for all Sub-Accounts
     Yield for Sub-Accounts
     Money Market Sub-Accounts
     Additional Materials
     Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS


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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider whether the Contract is a suitable investment if you are investing through a Qualified Plan.



THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.



The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.



We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.



1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")



In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A , SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.



TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.



You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or




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securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.



IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.



If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.



ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.



2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN



Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to




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limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.



In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")



Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $44,000 in 2006) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.



A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:



   a. after the employee reaches age 59 1/2;



   b. upon the employee's separation from service;



   c. upon the employee's death or disability; or



   d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.



Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.



4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")



Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).



All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.



5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS



Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received




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represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.



For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.



In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.



6. PENALTY TAXES FOR QUALIFIED PLANS



Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.



A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:



- made to a beneficiary (or to the employee's estate) on or after the employee's death;



- attributable to the employee's becoming disabled under Code Section 72(m)(7);



- part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;



- (except for IRAs) made to an employee after separation from service after reaching age 55; or



- not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:



- made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or



- for a qualified first-time home buyer and meets the requirements of Code
  Section 72(t)(8).



If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and
(b) 5 years have elapsed since the first of these periodic payments.



For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.



B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.



An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2, or



- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.



The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --



(a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or



(b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.



If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such




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designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.



If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.



In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.



7. TAX WITHHOLDING FOR QUALIFIED PLANS



Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."



Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.



8. ROLLOVER DISTRIBUTIONS



The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.



For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.



Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan":
(1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"),
(3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:



   a. an RMD amount;




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   b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or



   c. any distribution made upon hardship of the employee.



Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.



Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).



Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.



9. QUALIFIED HURRICANE RELIEF



The Katrina Emergency Tax Relief Act of 2005 ("KETRA"), signed by the President on September 23, 2005, contains several provisions regarding distributions from qualified plans for participants who were affected by Hurricane Katrina. Generally, KETRA allows eligible persons to take distributions from their retirement plans without being subject to the 10% penalty on early distributions and permits the income portion of such distribution to be included in taxable income ratably over a three-year period. KETRA also allows such distributed amounts to be recontributed to the retirement plan within three years and such re-contribution will be treated as a rollover contribution, thus avoiding taxation of the distributed amounts. The total amount of qualified KETRA distributions that an eligible person may receive from all qualified plans is limited to $100,000. KETRA also provides relief for certain qualified plan withdrawals made in connection with home purchases which were cancelled because of Hurricane Katrina and modifies the qualified plan loan rules for certain loans taken by eligible persons. These qualified plan provisions of KETRA were extended to certain victims of Hurricanes Rita and Wilma through the enactment of the Gulf Opportunity Zone Act signed by the President on December 21, 2005. The IRS is preparing further guidance regarding these relief provisions for the victims of the Hurricanes and is drafting Form 8915 for use by eligible persons for reporting qualified plan distributions and determining the amount to be included in taxable income. You should check the IRS's web site to determine if your residence was in an area of hurricane impact which entitles you to the relief being sought. KETRA and the Gulf Opportunity Zone Act contain tax relief provisions in addition to the qualified plan provisions described above and the IRS has designated areas in the hurricane impacted states for different types of tax relief.



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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1

Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$  100,000   Premium Payment
$    5,000   Interest of 5%
-----------
$  105,000   Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$   10,000   partial Surrender divided by
$  108,000   Contract Value prior to Surrender equals
    .09259   multiplied by
$  105,000   Interest Accumulation Value for a total of
$    9,722   to be deducted from the Interest Accumulation Value equals
-----------
$   95,278   the new Interest Accumulation Value

EXAMPLE 2

Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$  100,000   Premium Payment
$    5,000   Interest of 5%
-----------
$  105,000   Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$   10,000   partial Surrender divided by
$   92,000   Contract Value prior to Surrender equals
    .10870   multiplied by
$  105,000   Interest Accumulation Value for a total of
$   11,413   to be deducted from the Interest Accumulation Value equals
-----------
$   93,587   the New Interest Accumulation Value

HARTFORD LIFE INSURANCE COMPANY                                           49

----------------------------------------------------------------------------

EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- After the deduction of Sales Charges, your Net Premium Payment is $96,500,

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($96,500),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals -$13,500 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- Add any adjustments for partial Surrenders ($0).

So the Contract gain equals $43,500.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- plus Sales Charges deducted on or before the Earnings Protection Benefit was added to your Contract ($3,500),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $43,500 or $17,400 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $157,400.

50                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

EXAMPLE 2

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- After the deduction of Sales Charges, your Net Premium Payment is $96,500,

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($96,500)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals +$6,500 which is greater than zero, so there is a $6,500 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- Add any adjustments for partial Surrenders ($6,500),

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($96,500),

- plus Sales Charges deducted on or before the Earnings Protection Benefit was added to your Contract ($3,500),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($6,500)

Which equals $93,500. The cap is 200% of $93,500 which is $187,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.

HARTFORD LIFE INSURANCE COMPANY                                           51

----------------------------------------------------------------------------

APPENDIX III -- THE HARTFORD'S PRINCIPAL FIRST -- EXAMPLES

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

- Your Benefit Amount is $100,000, which is your initial Premium Payment.

- Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), and we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP-UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP-UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

52                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

APPENDIX IV -- ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows only the highest and lowest possible Accumulation Unit Values, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by calling us at 1-800-521-0538.


                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM AMERICAN GOVERNMENT INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.756  $12.545  $12.470 $11.837
    Accumulation Unit Value at end of period                                                    $12.807  $12.756  $12.545 $12.470
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1        3       3
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.258  $12.220       --      --
    Accumulation Unit Value at end of period                                                    $12.202  $12.258       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         10       16       --      --
PUTNAM CAPITAL APPRECIATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                               $8.674   $7.634   $6.176  $7.321
    Accumulation Unit Value at end of period                                                     $9.268   $8.674   $7.634  $6.176
    Number of Accumulation Units outstanding at end of period (in thousands)                          8        4       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $8.458   $7.626       --      --
    Accumulation Unit Value at end of period                                                     $8.961   $8.458       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        2       --      --
PUTNAM CAPITAL OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $15.148  $12.946  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.528  $15.148  $12.946      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        9        4      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.934  $13.278       --      --
    Accumulation Unit Value at end of period                                                    $16.158  $14.934       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
PUTNAM DISCOVERY GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                               $5.201   $4.881   $3.733  $4.794
    Accumulation Unit Value at end of period                                                     $5.525   $5.201   $4.881  $3.733
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $5.061   $4.887       --      --
    Accumulation Unit Value at end of period                                                     $5.331   $5.061       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        9       --      --
PUTNAM DIVERSIFIED INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $16.922  $15.644  $13.155 $12.932
    Accumulation Unit Value at end of period                                                    $17.273  $16.922  $15.644 $13.155
    Number of Accumulation Units outstanding at end of period (in thousands)                         24       21        9      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.062  $12.358       --      --
    Accumulation Unit Value at end of period                                                    $13.221  $13.062       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         19       21       --      --

HARTFORD LIFE INSURANCE COMPANY                                           53

----------------------------------------------------------------------------


                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM EQUITY INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $13.373  $12.074  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.976  $13.373  $12.074      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         97       94       34      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.185  $12.077       --      --
    Accumulation Unit Value at end of period                                                    $13.663  $13.185       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       --      --
PUTNAM GLOBAL ASSET ALLOCATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $31.670  $29.303  $24.269 $27.649
    Accumulation Unit Value at end of period                                                    $33.558  $31.670  $29.303 $24.269
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        3        1      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $9.449   $8.922       --      --
    Accumulation Unit Value at end of period                                                     $9.927   $9.449       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
PUTNAM GLOBAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $21.472  $19.068  $14.896 $17.959
    Accumulation Unit Value at end of period                                                    $23.137  $21.472  $19.068 $14.896
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        1        1      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.874   $4.458       --      --
    Accumulation Unit Value at end of period                                                     $5.207   $4.874       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        9       --      --
PUTNAM GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $49.717  $45.173  $35.801 $43.553
    Accumulation Unit Value at end of period                                                    $51.822  $49.717  $45.173 $35.801
    Number of Accumulation Units outstanding at end of period (in thousands)                         47       45       30       2
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.928  $11.092       --      --
    Accumulation Unit Value at end of period                                                    $12.327  $11.928       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         86       97       --      --
PUTNAM GROWTH OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                               $4.399   $4.365   $3.581  $4.383
    Accumulation Unit Value at end of period                                                     $4.537   $4.399   $4.365  $3.581
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        7        2      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $3.878   $3.934       --      --
    Accumulation Unit Value at end of period                                                     $3.965   $3.878       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         18       18       --      --
PUTNAM HEALTH SCIENCES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $10.888  $10.261   $8.750 $10.168
    Accumulation Unit Value at end of period                                                    $12.208  $10.888  $10.261  $8.750
    Number of Accumulation Units outstanding at end of period (in thousands)                          4        3        3       2
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $8.467   $8.218       --      --
    Accumulation Unit Value at end of period                                                     $9.413   $8.467       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          8       12       --      --

54                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------


                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM HIGH YIELD FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $30.690  $28.028  $22.361 $23.124
    Accumulation Unit Value at end of period                                                    $31.341  $30.690  $28.028 $22.361
    Number of Accumulation Units outstanding at end of period (in thousands)                         14       14        8      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.935  $11.170       --      --
    Accumulation Unit Value at end of period                                                    $12.085  $11.935       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         35       64       --      --
PUTNAM INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $26.327  $25.450  $24.604 $23.590
    Accumulation Unit Value at end of period                                                    $26.693  $26.327  $25.450 $24.604
    Number of Accumulation Units outstanding at end of period (in thousands)                         33       32       21       1
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.407  $12.210       --      --
    Accumulation Unit Value at end of period                                                    $12.474  $12.407       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         18       17       --      --
PUTNAM INTERNATIONAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $17.569  $15.264  $11.990 $14.767
    Accumulation Unit Value at end of period                                                    $19.526  $17.569  $15.264 $11.990
    Number of Accumulation Units outstanding at end of period (in thousands)                         39       38       21       1
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $7.471   $6.654       --      --
    Accumulation Unit Value at end of period                                                     $8.233   $7.471       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         31       40       --      --
PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $17.204  $14.356  $10.514 $12.941
    Accumulation Unit Value at end of period                                                    $19.444  $17.204  $14.356 $10.514
    Number of Accumulation Units outstanding at end of period (in thousands)                         19       11        3      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $10.992   $9.384       --      --
    Accumulation Unit Value at end of period                                                    $12.318  $10.992       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          6        6       --      --
PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.039  $10.723   $8.127  $9.666
    Accumulation Unit Value at end of period                                                    $14.116  $12.039  $10.723  $8.127
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        1        1       1
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.635   $4.191       --      --
    Accumulation Unit Value at end of period                                                     $5.388   $4.635       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        6       --      --
PUTNAM INVESTORS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                               $9.202   $8.247   $6.549  $7.867
    Accumulation Unit Value at end of period                                                     $9.918   $9.202   $8.247  $6.549
    Number of Accumulation Units outstanding at end of period (in thousands)                         52       41       32       1
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $6.280   $5.789       --      --
    Accumulation Unit Value at end of period                                                     $6.711   $6.280       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         61       64       --      --

HARTFORD LIFE INSURANCE COMPANY                                           55

----------------------------------------------------------------------------


                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM MID CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $14.669  $12.827  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.338  $14.669  $12.827      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        6        2      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.462  $12.945       --      --
    Accumulation Unit Value at end of period                                                    $15.971  $14.462       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
PUTNAM MONEY MARKET FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                               $1.682   $1.687   $1.695  $1.693
    Accumulation Unit Value at end of period                                                     $1.709   $1.682   $1.687  $1.695
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        3       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $1.022   $1.032       --      --
    Accumulation Unit Value at end of period                                                     $1.029   $1.022       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         69       85       --      --
PUTNAM NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $20.370  $18.642  $14.211 $18.018
    Accumulation Unit Value at end of period                                                    $22.195  $20.370  $18.642 $14.211
    Number of Accumulation Units outstanding at end of period (in thousands)                         16       17       11       1
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $3.968   $3.753       --      --
    Accumulation Unit Value at end of period                                                     $4.287   $3.968       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         33       33       --      --
PUTNAM NEW VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $18.424  $16.114  $12.280 $14.823
    Accumulation Unit Value at end of period                                                    $19.326  $18.424  $16.114 $12.280
    Number of Accumulation Units outstanding at end of period (in thousands)                         31       16        6       1
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $16.726  $14.959       --      --
    Accumulation Unit Value at end of period                                                    $17.395  $16.726       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9       11       --      --
PUTNAM OTC & EMERGING GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                               $5.558   $5.171   $3.846  $5.030
    Accumulation Unit Value at end of period                                                     $5.939   $5.558   $5.171  $3.846
    Number of Accumulation Units outstanding at end of period (in thousands)                         10       10       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $1.755   $1.680       --      --
    Accumulation Unit Value at end of period                                                     $1.859   $1.755       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         85       93       --      --
PUTNAM RESEARCH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.341  $11.583   $9.330 $11.354
    Accumulation Unit Value at end of period                                                    $12.837  $12.341  $11.583  $9.330
    Number of Accumulation Units outstanding at end of period (in thousands)                          6        6        5       2
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $7.815   $7.463       --      --
    Accumulation Unit Value at end of period                                                     $8.060   $7.815       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        9       --      --

56                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------


                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $21.889  $17.508  $11.811 $15.638
    Accumulation Unit Value at end of period                                                    $23.206  $21.889  $17.508 $11.811
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        3        1      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $20.067  $16.842       --      --
    Accumulation Unit Value at end of period                                                    $21.094  $20.067       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         10       10       --      --
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.044  $11.236   $9.692 $10.737
    Accumulation Unit Value at end of period                                                    $12.407  $12.044  $11.236  $9.692
    Number of Accumulation Units outstanding at end of period (in thousands)                        175      174      111       5
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.549  $11.931       --      --
    Accumulation Unit Value at end of period                                                    $12.818  $12.549       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         13       13       --      --
PUTNAM UTILITIES GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $22.102  $18.350  $14.840 $17.871
    Accumulation Unit Value at end of period                                                    $23.770  $22.102  $18.350 $14.840
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $9.818   $8.360       --      --
    Accumulation Unit Value at end of period                                                    $10.470   $9.818       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         14       16       --      --
PUTNAM VISTA FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $14.173  $12.063   $9.145 $12.001
    Accumulation Unit Value at end of period                                                    $15.744  $14.173  $12.063  $9.145
    Number of Accumulation Units outstanding at end of period (in thousands)                         18       17       13      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.928   $4.361       --      --
    Accumulation Unit Value at end of period                                                     $5.428   $4.928       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         22       25       --      --
PUTNAM VOYAGER FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $50.738  $48.768  $39.415 $49.227
    Accumulation Unit Value at end of period                                                    $53.119  $50.738  $48.768 $39.415
    Number of Accumulation Units outstanding at end of period (in thousands)                         30       29       15      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $5.078   $5.023       --      --
    Accumulation Unit Value at end of period                                                     $5.271   $5.078       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        105      106       --      --

To obtain a Statement of Additional Information, please complete the form below and mail to:

         Hartford Life Insurance Company
         Attn: Investment Product Services
         P.O. Box 5085
         Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series II of Putnam Hartford Capital Manager Edge variable annuity to me at the following address:


----------------------------------------------------------------
                              Name

----------------------------------------------------------------
                            Address

----------------------------------------------------------------
  City/State                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                       HARTFORD LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT TEN

              SERIES II OF PUTNAM HARTFORD CAPITAL MANAGER EDGE

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: May 1, 2006
Date of Statement of Additional Information: May 1, 2006


TABLE OF CONTENTS


GENERAL INFORMATION                                                                                                             2
     Safekeeping of Assets                                                                                                      2
     Experts                                                                                                                    2
     Non-Participating                                                                                                          2
     Misstatement of Age or Sex                                                                                                 2
     Principal Underwriter                                                                                                      2
PERFORMANCE RELATED INFORMATION                                                                                                 2
     Total Return for all Sub-Accounts                                                                                          2
     Yield for Sub-Accounts                                                                                                     3
     Money Market Sub-Accounts                                                                                                  3
     Additional Materials                                                                                                       3
     Performance Comparisons                                                                                                    3
ACCUMULATION UNIT VALUES                                                                                                        4
FINANCIAL STATEMENTS                                                                                                         SA-1

2                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2005 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Ten (the "Account") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended December 31, 2005 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 22, 2006, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.



NON-PARTICIPATING


The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.


Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2005:
$2,720,997; 2004: $4,946,230; and 2003: $8,627,053.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible sales charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

HARTFORD LIFE INSURANCE COMPANY                                            3

----------------------------------------------------------------------------

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.


The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.


The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS


At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.


Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS


Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows all possible Accumulation Unit Values corresponding to all combinations of optional benefits. A table showing only the highest and lowest possible Accumulation Unit Values is shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM AMERICAN GOVERNMENT INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.756  $12.545  $12.470 $11.837
    Accumulation Unit Value at end of period                                                    $12.807  $12.756  $12.545 $12.470
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1        3       3
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $12.710  $12.518  $12.463 $11.840
    Accumulation Unit Value at end of period                                                    $12.741  $12.710  $12.518 $12.463
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $12.695  $12.509  $12.460 $11.841
    Accumulation Unit Value at end of period                                                    $12.720  $12.695  $12.509 $12.460
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.649  $12.482  $12.452 $12.152
    Accumulation Unit Value at end of period                                                    $12.655  $12.649  $12.482 $12.452
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $12.649  $12.482  $12.452 $11.843
    Accumulation Unit Value at end of period                                                    $12.655  $12.649  $12.482 $12.452
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.603  $12.524       --      --
    Accumulation Unit Value at end of period                                                    $12.590  $12.603       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.603  $12.456  $12.444 $12.151
    Accumulation Unit Value at end of period                                                    $12.590  $12.603  $12.456 $12.444
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.588  $12.447  $12.442 $12.151
    Accumulation Unit Value at end of period                                                    $12.568  $12.588  $12.447 $12.442
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        2        1     295
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.557  $12.496       --      --
    Accumulation Unit Value at end of period                                                    $12.525  $12.557       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.347  $12.292       --      --
    Accumulation Unit Value at end of period                                                    $12.309  $12.347       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         63       86       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.347  $12.227  $12.240 $11.962
    Accumulation Unit Value at end of period                                                    $12.309  $12.347  $12.227 $12.240
    Number of Accumulation Units outstanding at end of period (in thousands)                         63       86      108     132
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.258  $12.220       --      --
    Accumulation Unit Value at end of period                                                    $12.202  $12.258       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         10       16       --      --

HARTFORD LIFE INSURANCE COMPANY                                            5

----------------------------------------------------------------------------

                                                                                                         AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                          2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM CAPITAL APPRECIATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                                  $8.674  $7.634  $6.176 $7.321
    Accumulation Unit Value at end of period                                                        $9.268  $8.674  $7.634 $6.176
    Number of Accumulation Units outstanding at end of period (in thousands)                             8       4      --     --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $8.642  $7.618  $6.172 $7.323
    Accumulation Unit Value at end of period                                                        $9.221  $8.642  $7.618 $6.172
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                                  $8.632  $7.612  $6.170 $7.323
    Accumulation Unit Value at end of period                                                        $9.205  $8.632  $7.612 $6.170
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $8.601  $7.596  $6.167 $5.752
    Accumulation Unit Value at end of period                                                        $9.158  $8.601  $7.596 $6.167
    Number of Accumulation Units outstanding at end of period (in thousands)                             4       2       2     --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $8.601  $7.596  $6.167 $7.325
    Accumulation Unit Value at end of period                                                        $9.158  $8.601  $7.596 $6.167
    Number of Accumulation Units outstanding at end of period (in thousands)                             4       2       2     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $8.569  $7.701      --     --
    Accumulation Unit Value at end of period                                                        $9.111  $8.569      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                             5       4      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $8.569  $7.580  $6.163 $5.752
    Accumulation Unit Value at end of period                                                        $9.111  $8.569  $7.580 $6.163
    Number of Accumulation Units outstanding at end of period (in thousands)                             5       4      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $8.564  $7.579  $6.165 $5.755
    Accumulation Unit Value at end of period                                                        $9.101  $8.564  $7.579 $6.165
    Number of Accumulation Units outstanding at end of period (in thousands)                            13      15      43     28
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $8.538  $7.684      --     --
    Accumulation Unit Value at end of period                                                        $9.065  $8.538      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $8.511  $7.663      --     --
    Accumulation Unit Value at end of period                                                        $9.031  $8.511      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            31      32      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                                                  $8.511  $7.543  $6.145 $5.740
    Accumulation Unit Value at end of period                                                        $9.031  $8.511  $7.543 $6.145
    Number of Accumulation Units outstanding at end of period (in thousands)                            31      32      25     14
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                                                  $8.458  $7.626      --     --
    Accumulation Unit Value at end of period                                                        $8.961  $8.458      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                             2       2      --     --

6                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM CAPITAL OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $15.148  $12.946  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.528  $15.148  $12.946      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        9        4      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $15.110  $12.933  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.462  $15.110  $12.933      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $15.097  $12.929  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.440  $15.097  $12.929      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $15.059  $12.916  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.375  $15.059  $12.916      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        8        5      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $15.059  $12.916  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.375  $15.059  $12.916      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        8        5      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $15.022  $13.313       --      --
    Accumulation Unit Value at end of period                                                    $16.310  $15.022       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $15.022  $12.903  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.310  $15.022  $12.903      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $15.009  $12.899  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.288  $15.009  $12.899      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         20       19       10      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.984  $13.298       --      --
    Accumulation Unit Value at end of period                                                    $16.244  $14.984       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.972  $13.293       --      --
    Accumulation Unit Value at end of period                                                    $16.223  $14.972       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        7       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $14.972  $12.886  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.223  $14.972  $12.886      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        7        7      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.934  $13.278       --      --
    Accumulation Unit Value at end of period                                                    $16.158  $14.934       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                            7

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
                                                                                                         AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                          2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM DISCOVERY GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                                  $5.201  $4.881  $3.733 $4.794
    Accumulation Unit Value at end of period                                                        $5.525  $5.201  $4.881 $3.733
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $5.182  $4.871  $3.731 $4.796
    Accumulation Unit Value at end of period                                                        $5.497  $5.182  $4.871 $3.731
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                                  $5.176  $4.867  $3.730 $4.796
    Accumulation Unit Value at end of period                                                        $5.488  $5.176  $4.867 $3.730
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.157  $4.857  $3.728 $3.533
    Accumulation Unit Value at end of period                                                        $5.460  $5.157  $4.857 $3.728
    Number of Accumulation Units outstanding at end of period (in thousands)                             3       4       4     --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $5.157  $4.857  $3.728 $4.797
    Accumulation Unit Value at end of period                                                        $5.460  $5.157  $4.857 $3.728
    Number of Accumulation Units outstanding at end of period (in thousands)                             3       4       4     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.139  $4.946      --     --
    Accumulation Unit Value at end of period                                                        $5.432  $5.139      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.139  $4.847  $3.725 $3.533
    Accumulation Unit Value at end of period                                                        $5.432  $5.139  $4.847 $3.725
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.125  $4.836  $3.719 $3.528
    Accumulation Unit Value at end of period                                                        $5.414  $5.125  $4.836 $3.719
    Number of Accumulation Units outstanding at end of period (in thousands)                            14      34      37     15
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.120  $4.935      --     --
    Accumulation Unit Value at end of period                                                        $5.404  $5.120      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.093  $4.910      --     --
    Accumulation Unit Value at end of period                                                        $5.372  $5.093      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            52      90      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                                                  $5.093  $4.813  $3.707 $3.518
    Accumulation Unit Value at end of period                                                        $5.372  $5.093  $4.813 $3.707
    Number of Accumulation Units outstanding at end of period (in thousands)                            52      90     106     49
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                                                  $5.061  $4.887      --     --
    Accumulation Unit Value at end of period                                                        $5.331  $5.061      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                             9       9      --     --

8                                            HARTFORD LIFE INSURANCE COMPANY

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM DIVERSIFIED INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $16.922  $15.644  $13.155 $12.932
    Accumulation Unit Value at end of period                                                    $17.273  $16.922  $15.644 $13.155
    Number of Accumulation Units outstanding at end of period (in thousands)                         24       21        9      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $16.860  $15.611  $13.147 $12.936
    Accumulation Unit Value at end of period                                                    $17.184  $16.860  $15.611 $13.147
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        3        3      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $16.840  $15.599  $13.144 $12.937
    Accumulation Unit Value at end of period                                                    $17.155  $16.840  $15.599 $13.144
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $16.779  $15.566  $13.136 $12.474
    Accumulation Unit Value at end of period                                                    $17.067  $16.779  $15.566 $13.136
    Number of Accumulation Units outstanding at end of period (in thousands)                         27       35       33      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $16.779  $15.566  $13.136 $12.940
    Accumulation Unit Value at end of period                                                    $17.067  $16.779  $15.566 $13.136
    Number of Accumulation Units outstanding at end of period (in thousands)                         27       35       33      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $16.718  $15.767       --      --
    Accumulation Unit Value at end of period                                                    $16.980  $16.718       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         11       10       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $16.718  $15.533  $13.128 $12.473
    Accumulation Unit Value at end of period                                                    $16.980  $16.718  $15.533 $13.128
    Number of Accumulation Units outstanding at end of period (in thousands)                         11       10       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $16.698  $15.522  $13.125 $12.473
    Accumulation Unit Value at end of period                                                    $16.951  $16.698  $15.522 $13.125
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     216
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $16.658  $15.731       --      --
    Accumulation Unit Value at end of period                                                    $16.893  $16.658       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        4       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.157  $12.431       --      --
    Accumulation Unit Value at end of period                                                    $13.336  $13.157       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         74       90       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $13.157  $12.249  $10.373  $9.864
    Accumulation Unit Value at end of period                                                    $13.336  $13.157  $12.249 $10.373
    Number of Accumulation Units outstanding at end of period (in thousands)                         74       90      120      87
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.062  $12.358       --      --
    Accumulation Unit Value at end of period                                                    $13.221  $13.062       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         19       21       --      --

HARTFORD LIFE INSURANCE COMPANY                                            9

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM EQUITY INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $13.373  $12.074  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.976  $13.373  $12.074      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         97       94       34      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $13.340  $12.062  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.920  $13.340  $12.062      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $13.329  $12.058  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.902  $13.329  $12.058      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $13.295  $12.046  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.846  $13.295  $12.046      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         85      101       93      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $13.295  $12.046  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.846  $13.295  $12.046      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         85      101       93      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.262  $12.109       --      --
    Accumulation Unit Value at end of period                                                    $13.791  $13.262       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         26       16       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $13.262  $12.034  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.791  $13.262  $12.034      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         26       16       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $13.251  $12.030  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.772  $13.251  $12.030      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         83       70       28      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.229  $12.095       --      --
    Accumulation Unit Value at end of period                                                    $13.736  $13.229       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        9       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.218  $12.091       --      --
    Accumulation Unit Value at end of period                                                    $13.717  $13.218       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         51       50       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $13.218  $12.018  $10.000      --
    Accumulation Unit Value at end of period                                                    $13.717  $13.218  $12.018      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         51       50       29      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.185  $12.077       --      --
    Accumulation Unit Value at end of period                                                    $13.663  $13.185       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       --      --

10                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL ASSET ALLOCATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $31.670  $29.303  $24.269 $27.649
    Accumulation Unit Value at end of period                                                    $33.558  $31.670  $29.303 $24.269
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        3        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $31.555  $29.241  $24.253 $27.655
    Accumulation Unit Value at end of period                                                    $33.386  $31.555  $29.241 $24.253
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $31.517  $29.220  $24.248 $27.658
    Accumulation Unit Value at end of period                                                    $33.329  $31.517  $29.220 $24.248
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $31.403  $29.158  $24.233 $23.430
    Accumulation Unit Value at end of period                                                    $33.159  $31.403  $29.158 $24.233
    Number of Accumulation Units outstanding at end of period (in thousands)                          4        4        5      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $31.403  $29.158  $24.233 $27.665
    Accumulation Unit Value at end of period                                                    $33.159  $31.403  $29.158 $24.233
    Number of Accumulation Units outstanding at end of period (in thousands)                          4        4        5      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $31.289  $29.450       --      --
    Accumulation Unit Value at end of period                                                    $32.989  $31.289       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        1       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $31.289  $29.096  $24.218 $23.429
    Accumulation Unit Value at end of period                                                    $32.989  $31.289  $29.096 $24.218
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        1       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $31.251  $29.075  $24.213 $23.429
    Accumulation Unit Value at end of period                                                    $32.933  $31.251  $29.075 $24.213
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      56
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $31.176  $29.384       --      --
    Accumulation Unit Value at end of period                                                    $32.820  $31.176       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $9.517   $8.974       --      --
    Accumulation Unit Value at end of period                                                    $10.014   $9.517       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         32       30       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $9.517   $8.868   $7.396  $7.161
    Accumulation Unit Value at end of period                                                    $10.014   $9.517   $8.868  $7.396
    Number of Accumulation Units outstanding at end of period (in thousands)                         32       30       11       7
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $9.449   $8.922       --      --
    Accumulation Unit Value at end of period                                                     $9.927   $9.449       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --

HARTFORD LIFE INSURANCE COMPANY                                           11

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GLOBAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $21.472  $19.068  $14.896 $17.959
    Accumulation Unit Value at end of period                                                    $23.137  $21.472  $19.068 $14.896
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        1        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.395  $19.028  $14.887 $17.963
    Accumulation Unit Value at end of period                                                    $23.019  $21.395  $19.028 $14.887
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.369  $19.014  $14.884 $17.965
    Accumulation Unit Value at end of period                                                    $22.980  $21.369  $19.014 $14.884
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.291  $18.974  $14.874 $14.308
    Accumulation Unit Value at end of period                                                    $22.862  $21.291  $18.974 $14.874
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        3        3      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.291  $18.974  $14.874 $17.969
    Accumulation Unit Value at end of period                                                    $22.862  $21.291  $18.974 $14.874
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        3        3      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $21.214  $19.343       --      --
    Accumulation Unit Value at end of period                                                    $22.745  $21.214       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.214  $18.934  $14.865 $14.308
    Accumulation Unit Value at end of period                                                    $22.745  $21.214  $18.934 $14.865
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.189  $18.920  $14.862 $14.308
    Accumulation Unit Value at end of period                                                    $22.706  $21.189  $18.920 $14.862
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     152
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $21.137  $19.300       --      --
    Accumulation Unit Value at end of period                                                    $22.629  $21.137       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.909   $4.484       --      --
    Accumulation Unit Value at end of period                                                     $5.253   $4.909       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        131      157       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $4.909   $4.390   $3.454  $3.327
    Accumulation Unit Value at end of period                                                     $5.253   $4.909   $4.390  $3.454
    Number of Accumulation Units outstanding at end of period (in thousands)                        131      157      153     168
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.874   $4.458       --      --
    Accumulation Unit Value at end of period                                                     $5.207   $4.874       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        9       --      --

12                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $49.717  $45.173  $35.801 $43.553
    Accumulation Unit Value at end of period                                                    $51.822  $49.717  $45.173 $35.801
    Number of Accumulation Units outstanding at end of period (in thousands)                         47       45       30       2
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $49.537  $45.077  $35.778 $43.564
    Accumulation Unit Value at end of period                                                    $51.557  $49.537  $45.077 $35.778
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        2        2      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $49.478  $45.045  $35.771 $43.568
    Accumulation Unit Value at end of period                                                    $51.469  $49.478  $45.045 $35.771
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $49.298  $44.949  $35.748 $33.971
    Accumulation Unit Value at end of period                                                    $51.206  $49.298  $44.949 $35.748
    Number of Accumulation Units outstanding at end of period (in thousands)                         54       60       52      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $49.298  $44.949  $35.748 $43.579
    Accumulation Unit Value at end of period                                                    $51.206  $49.298  $44.949 $35.748
    Number of Accumulation Units outstanding at end of period (in thousands)                         54       60       52      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $49.120  $45.532       --      --
    Accumulation Unit Value at end of period                                                    $50.944  $49.120       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         16       14       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $49.120  $44.853  $35.726 $33.970
    Accumulation Unit Value at end of period                                                    $50.944  $49.120  $44.853 $35.726
    Number of Accumulation Units outstanding at end of period (in thousands)                         16       14        1      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $49.061  $44.822  $35.718 $33.970
    Accumulation Unit Value at end of period                                                    $50.857  $49.061  $44.822 $35.718
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1        1     510
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $48.942  $45.430       --      --
    Accumulation Unit Value at end of period                                                    $50.684  $48.942       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        7       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.014  $11.157       --      --
    Accumulation Unit Value at end of period                                                    $12.435  $12.014       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        460      528       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.014  $10.992   $8.773  $8.349
    Accumulation Unit Value at end of period                                                    $12.435  $12.014  $10.992  $8.773
    Number of Accumulation Units outstanding at end of period (in thousands)                        460      528      503     489
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.928  $11.092       --      --
    Accumulation Unit Value at end of period                                                    $12.327  $11.928       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         86       97       --      --

HARTFORD LIFE INSURANCE COMPANY                                           13

----------------------------------------------------------------------------

                                                                                                         AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                          2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM GROWTH OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                                  $4.399  $4.365  $3.581 $4.383
    Accumulation Unit Value at end of period                                                        $4.537  $4.399  $4.365 $3.581
    Number of Accumulation Units outstanding at end of period (in thousands)                             9       7       2     --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $4.384  $4.356  $3.579 $4.384
    Accumulation Unit Value at end of period                                                        $4.514  $4.384  $4.356 $3.579
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                                  $4.378  $4.353  $3.578 $4.385
    Accumulation Unit Value at end of period                                                        $4.506  $4.378  $4.353 $3.578
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $4.362  $4.344  $3.576 $3.450
    Accumulation Unit Value at end of period                                                        $4.483  $4.362  $4.344 $3.576
    Number of Accumulation Units outstanding at end of period (in thousands)                             6       7       7     --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $4.362  $4.344  $3.576 $4.386
    Accumulation Unit Value at end of period                                                        $4.483  $4.362  $4.344 $3.576
    Number of Accumulation Units outstanding at end of period (in thousands)                             6       7       7     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $4.347  $4.395      --     --
    Accumulation Unit Value at end of period                                                        $4.460  $4.347      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $4.347  $4.335  $3.574 $3.450
    Accumulation Unit Value at end of period                                                        $4.460  $4.347  $4.335 $3.574
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $4.341  $4.331  $3.573 $3.450
    Accumulation Unit Value at end of period                                                        $4.452  $4.341  $4.331 $3.573
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --    106
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $4.331  $4.385      --     --
    Accumulation Unit Value at end of period                                                        $4.437  $4.331      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $3.906  $3.957      --     --
    Accumulation Unit Value at end of period                                                        $4.000  $3.906      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                           120     136      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                                                  $3.906  $3.903  $3.225 $3.116
    Accumulation Unit Value at end of period                                                        $4.000  $3.906  $3.903 $3.225
    Number of Accumulation Units outstanding at end of period (in thousands)                           120     136     133    125
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                                                  $3.878  $3.934      --     --
    Accumulation Unit Value at end of period                                                        $3.965  $3.878      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            18      18      --     --

14                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM HEALTH SCIENCES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $10.888  $10.261   $8.750 $10.168
    Accumulation Unit Value at end of period                                                    $12.208  $10.888  $10.261  $8.750
    Number of Accumulation Units outstanding at end of period (in thousands)                          4        3        3       2
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $10.849  $10.239   $8.744 $10.170
    Accumulation Unit Value at end of period                                                    $12.146  $10.849  $10.239  $8.744
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $10.835  $10.232   $8.743 $10.171
    Accumulation Unit Value at end of period                                                    $12.125  $10.835  $10.232  $8.743
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $10.796  $10.210   $8.737  $8.444
    Accumulation Unit Value at end of period                                                    $12.063  $10.796  $10.210  $8.737
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       12      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $10.796  $10.210   $8.737 $10.174
    Accumulation Unit Value at end of period                                                    $12.063  $10.796  $10.210  $8.737
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       12      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $10.757  $10.408       --      --
    Accumulation Unit Value at end of period                                                    $12.001  $10.757       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $10.757  $10.188   $8.732  $8.444
    Accumulation Unit Value at end of period                                                    $12.001  $10.757  $10.188  $8.732
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $10.744  $10.181   $8.730  $8.444
    Accumulation Unit Value at end of period                                                    $11.981  $10.744  $10.181  $8.730
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     474
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $10.718  $10.385       --      --
    Accumulation Unit Value at end of period                                                    $11.940  $10.718       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $8.528   $8.267       --      --
    Accumulation Unit Value at end of period                                                     $9.496   $8.528       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         74       82       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $8.528   $8.093   $6.950  $6.726
    Accumulation Unit Value at end of period                                                     $9.496   $8.528   $8.093  $6.950
    Number of Accumulation Units outstanding at end of period (in thousands)                         74       82       98     117
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $8.467   $8.218       --      --
    Accumulation Unit Value at end of period                                                     $9.413   $8.467       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          8       12       --      --

HARTFORD LIFE INSURANCE COMPANY                                           15

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM HIGH YIELD FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $30.690  $28.028  $22.361 $23.124
    Accumulation Unit Value at end of period                                                    $31.341  $30.690  $28.028 $22.361
    Number of Accumulation Units outstanding at end of period (in thousands)                         14       14        8      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $30.579  $27.969  $22.347 $23.129
    Accumulation Unit Value at end of period                                                    $31.181  $30.579  $27.969 $22.347
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $30.542  $27.949  $22.342 $23.131
    Accumulation Unit Value at end of period                                                    $31.128  $30.542  $27.949 $22.342
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $30.432  $27.889  $22.328 $21.268
    Accumulation Unit Value at end of period                                                    $30.969  $30.432  $27.889 $22.328
    Number of Accumulation Units outstanding at end of period (in thousands)                         18       20       18      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $30.432  $27.889  $22.328 $23.137
    Accumulation Unit Value at end of period                                                    $30.969  $30.432  $27.889 $22.328
    Number of Accumulation Units outstanding at end of period (in thousands)                         18       20       18      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $30.322  $28.287       --      --
    Accumulation Unit Value at end of period                                                    $30.810  $30.322       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        1       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $30.322  $27.830  $22.314 $21.268
    Accumulation Unit Value at end of period                                                    $30.810  $30.322  $27.830 $22.314
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        1       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $30.285  $27.811  $22.309 $21.267
    Accumulation Unit Value at end of period                                                    $30.758  $30.285  $27.811 $22.309
    Number of Accumulation Units outstanding at end of period (in thousands)                          2       --       --     254
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $30.212  $28.224       --      --
    Accumulation Unit Value at end of period                                                    $30.653  $30.212       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        5       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.021  $11.235       --      --
    Accumulation Unit Value at end of period                                                    $12.190  $12.021       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         78       92       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.021  $11.056   $8.882  $8.472
    Accumulation Unit Value at end of period                                                    $12.190  $12.021  $11.056  $8.882
    Number of Accumulation Units outstanding at end of period (in thousands)                         78       92      106      73
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.935  $11.170       --      --
    Accumulation Unit Value at end of period                                                    $12.085  $11.935       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         35       64       --      --

16                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $26.327  $25.450  $24.604 $23.590
    Accumulation Unit Value at end of period                                                    $26.693  $26.327  $25.450 $24.604
    Number of Accumulation Units outstanding at end of period (in thousands)                         33       32       21       1
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $26.231  $25.396  $24.588 $23.596
    Accumulation Unit Value at end of period                                                    $26.557  $26.231  $25.396 $24.588
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $26.200  $25.378  $24.583 $23.598
    Accumulation Unit Value at end of period                                                    $26.511  $26.200  $25.378 $24.583
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $26.105  $25.324  $24.568 $23.893
    Accumulation Unit Value at end of period                                                    $26.376  $26.105  $25.324 $24.568
    Number of Accumulation Units outstanding at end of period (in thousands)                         53       62       61      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $26.105  $25.324  $24.568 $23.603
    Accumulation Unit Value at end of period                                                    $26.376  $26.105  $25.324 $24.568
    Number of Accumulation Units outstanding at end of period (in thousands)                         53       62       61      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $26.010  $25.515       --      --
    Accumulation Unit Value at end of period                                                    $26.241  $26.010       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         11        9       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $26.010  $25.270  $24.552 $23.892
    Accumulation Unit Value at end of period                                                    $26.241  $26.010  $25.270 $24.552
    Number of Accumulation Units outstanding at end of period (in thousands)                         11        9        3      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $25.979  $25.252  $24.547 $23.892
    Accumulation Unit Value at end of period                                                    $26.196  $25.979  $25.252 $24.547
    Number of Accumulation Units outstanding at end of period (in thousands)                          4        6        5     210
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $25.916  $25.457       --      --
    Accumulation Unit Value at end of period                                                    $26.106  $25.916       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        7       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.497  $12.282       --      --
    Accumulation Unit Value at end of period                                                    $12.583  $12.497       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        199      185       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.497  $12.166  $11.844 $11.535
    Accumulation Unit Value at end of period                                                    $12.583  $12.497  $12.166 $11.844
    Number of Accumulation Units outstanding at end of period (in thousands)                        199      185      140     169
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.407  $12.210       --      --
    Accumulation Unit Value at end of period                                                    $12.474  $12.407       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         18       17       --      --

HARTFORD LIFE INSURANCE COMPANY                                           17

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $17.569  $15.264  $11.990 $14.767
    Accumulation Unit Value at end of period                                                    $19.526  $17.569  $15.264 $11.990
    Number of Accumulation Units outstanding at end of period (in thousands)                         39       38       21       1
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $17.505  $15.232  $11.982 $14.770
    Accumulation Unit Value at end of period                                                    $19.426  $17.505  $15.232 $11.982
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $17.484  $15.221  $11.980 $14.772
    Accumulation Unit Value at end of period                                                    $19.393  $17.484  $15.221 $11.980
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        2        1      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $17.421  $15.189  $11.972 $11.988
    Accumulation Unit Value at end of period                                                    $19.293  $17.421  $15.189 $11.972
    Number of Accumulation Units outstanding at end of period (in thousands)                         28       30       28      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $17.421  $15.189  $11.972 $14.775
    Accumulation Unit Value at end of period                                                    $19.293  $17.421  $15.189 $11.972
    Number of Accumulation Units outstanding at end of period (in thousands)                         28       30       28      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $17.358  $15.410       --      --
    Accumulation Unit Value at end of period                                                    $19.195  $17.358       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         26       25       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $17.358  $15.157  $11.965 $11.988
    Accumulation Unit Value at end of period                                                    $19.195  $17.358  $15.157 $11.965
    Number of Accumulation Units outstanding at end of period (in thousands)                         26       25        2      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $17.337  $15.146  $11.962 $11.987
    Accumulation Unit Value at end of period                                                    $19.162  $17.337  $15.146 $11.962
    Number of Accumulation Units outstanding at end of period (in thousands)                          6        6        5      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $17.295  $15.375       --      --
    Accumulation Unit Value at end of period                                                    $19.096  $17.295       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        2       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $7.526   $6.693       --      --
    Accumulation Unit Value at end of period                                                     $8.305   $7.526       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        187      202       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $7.526   $6.584   $5.208  $5.222
    Accumulation Unit Value at end of period                                                     $8.305   $7.526   $6.584  $5.208
    Number of Accumulation Units outstanding at end of period (in thousands)                        187      202      180     190
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $7.471   $6.654       --      --
    Accumulation Unit Value at end of period                                                     $8.233   $7.471       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         31       40       --      --

18                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $17.204  $14.356  $10.514 $12.941
    Accumulation Unit Value at end of period                                                    $19.444  $17.204  $14.356 $10.514
    Number of Accumulation Units outstanding at end of period (in thousands)                         19       11        3      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $17.142  $14.326  $10.507 $12.944
    Accumulation Unit Value at end of period                                                    $19.345  $17.142  $14.326 $10.507
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        2        2      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $17.121  $14.316  $10.505 $12.945
    Accumulation Unit Value at end of period                                                    $19.312  $17.121  $14.316 $10.505
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $17.059  $14.285  $10.498 $10.693
    Accumulation Unit Value at end of period                                                    $19.213  $17.059  $14.285 $10.498
    Number of Accumulation Units outstanding at end of period (in thousands)                          8        4        3      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $17.059  $14.285  $10.498 $12.948
    Accumulation Unit Value at end of period                                                    $19.213  $17.059  $14.285 $10.498
    Number of Accumulation Units outstanding at end of period (in thousands)                          8        4        3      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $16.997  $14.464       --      --
    Accumulation Unit Value at end of period                                                    $19.115  $16.997       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        8       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $16.997  $14.255  $10.492 $10.693
    Accumulation Unit Value at end of period                                                    $19.115  $16.997  $14.255 $10.492
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        8       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $16.977  $14.245  $10.490 $10.693
    Accumulation Unit Value at end of period                                                    $19.082  $16.977  $14.245 $10.490
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     139
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $16.936  $14.432       --      --
    Accumulation Unit Value at end of period                                                    $19.017  $16.936       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          6        1       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.072   $9.439       --      --
    Accumulation Unit Value at end of period                                                    $12.427  $11.072       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        106       93       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $11.072   $9.304   $6.862  $6.999
    Accumulation Unit Value at end of period                                                    $12.427  $11.072   $9.304  $6.862
    Number of Accumulation Units outstanding at end of period (in thousands)                        106       93       48      31
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $10.992   $9.384       --      --
    Accumulation Unit Value at end of period                                                    $12.318  $10.992       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          6        6       --      --

HARTFORD LIFE INSURANCE COMPANY                                           19

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.039  $10.723   $8.127  $9.666
    Accumulation Unit Value at end of period                                                    $14.116  $12.039  $10.723  $8.127
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        1        1       1
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $11.996  $10.700   $8.122  $9.668
    Accumulation Unit Value at end of period                                                    $14.043  $11.996  $10.700  $8.122
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $11.981  $10.693   $8.120  $9.669
    Accumulation Unit Value at end of period                                                    $14.019  $11.981  $10.693  $8.120
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $11.938  $10.670   $8.115  $8.206
    Accumulation Unit Value at end of period                                                    $13.948  $11.938  $10.670  $8.115
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        1        1      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $11.938  $10.670   $8.115  $9.672
    Accumulation Unit Value at end of period                                                    $13.948  $11.938  $10.670  $8.115
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        1        1      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.895  $10.721       --      --
    Accumulation Unit Value at end of period                                                    $13.876  $11.895       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $11.895  $10.647   $8.110  $8.206
    Accumulation Unit Value at end of period                                                    $13.876  $11.895  $10.647  $8.110
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        2       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $11.880  $10.640   $8.108  $8.206
    Accumulation Unit Value at end of period                                                    $13.853  $11.880  $10.640  $8.108
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     100
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.852  $10.697       --      --
    Accumulation Unit Value at end of period                                                    $13.805  $11.852       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        3       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.669   $4.216       --      --
    Accumulation Unit Value at end of period                                                     $5.435   $4.669       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        149       66       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $4.669   $4.187   $3.196  $3.236
    Accumulation Unit Value at end of period                                                     $5.435   $4.669   $4.187  $3.196
    Number of Accumulation Units outstanding at end of period (in thousands)                        149       66       74      92
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.635   $4.191       --      --
    Accumulation Unit Value at end of period                                                     $5.388   $4.635       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        6       --      --

20                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                                         AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                          2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTORS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                                  $9.202  $8.247  $6.549 $7.867
    Accumulation Unit Value at end of period                                                        $9.918  $9.202  $8.247 $6.549
    Number of Accumulation Units outstanding at end of period (in thousands)                            52      41      32      1
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $9.169  $8.230  $6.545 $7.869
    Accumulation Unit Value at end of period                                                        $9.867  $9.169  $8.230 $6.545
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                                  $9.158  $8.224  $6.543 $7.870
    Accumulation Unit Value at end of period                                                        $9.850  $9.158  $8.224 $6.543
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $9.125  $8.206  $6.539 $6.126
    Accumulation Unit Value at end of period                                                        $9.800  $9.125  $8.206 $6.539
    Number of Accumulation Units outstanding at end of period (in thousands)                            64      70      69     --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $9.125  $8.206  $6.539 $7.872
    Accumulation Unit Value at end of period                                                        $9.800  $9.125  $8.206 $6.539
    Number of Accumulation Units outstanding at end of period (in thousands)                            64      70      69     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $9.091  $8.354      --     --
    Accumulation Unit Value at end of period                                                        $9.750  $9.091      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            19      19      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $9.091  $8.189  $6.535 $6.125
    Accumulation Unit Value at end of period                                                        $9.750  $9.091  $8.189 $6.535
    Number of Accumulation Units outstanding at end of period (in thousands)                            19      19       3     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $9.080  $8.183  $6.534 $6.125
    Accumulation Unit Value at end of period                                                        $9.733  $9.080  $8.183 $6.534
    Number of Accumulation Units outstanding at end of period (in thousands)                             3      11       8    896
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $9.059  $8.335      --     --
    Accumulation Unit Value at end of period                                                        $9.700  $9.059      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                             6       6      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $6.325  $5.823      --     --
    Accumulation Unit Value at end of period                                                        $6.769  $6.325      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                           236     251      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                                                  $6.325  $5.709  $4.565 $4.282
    Accumulation Unit Value at end of period                                                        $6.769  $6.325  $5.709 $4.565
    Number of Accumulation Units outstanding at end of period (in thousands)                           236     251     267    334
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                                                  $6.280  $5.789      --     --
    Accumulation Unit Value at end of period                                                        $6.711  $6.280      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            61      64      --     --

HARTFORD LIFE INSURANCE COMPANY                                           21

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM MID CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $14.669  $12.827  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.338  $14.669  $12.827      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9        6        2      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $14.632  $12.815  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.272  $14.632  $12.815      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $14.620  $12.810  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.251  $14.620  $12.810      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $14.583  $12.798  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.186  $14.583  $12.798      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        9        5      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $14.583  $12.798  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.186  $14.583  $12.798      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        9        5      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.547  $12.979       --      --
    Accumulation Unit Value at end of period                                                    $16.121  $14.547       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        5       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $14.547  $12.785  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.121  $14.547  $12.785      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        5       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $14.535  $12.780  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.100  $14.535  $12.780      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         50       22        9      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.511  $12.965       --      --
    Accumulation Unit Value at end of period                                                    $16.057  $14.511       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.498  $12.960       --      --
    Accumulation Unit Value at end of period                                                    $16.035  $14.498       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         26        8       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $14.498  $12.768  $10.000      --
    Accumulation Unit Value at end of period                                                    $16.035  $14.498  $12.768      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         26        8        2      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.462  $12.945       --      --
    Accumulation Unit Value at end of period                                                    $15.971  $14.462       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --

22                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                                                                         AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                          2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM MONEY MARKET FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                                  $1.682  $1.687  $1.695 $1.693
    Accumulation Unit Value at end of period                                                        $1.709  $1.682  $1.687 $1.695
    Number of Accumulation Units outstanding at end of period (in thousands)                             3       3      --     --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $1.676  $1.684  $1.694 $1.693
    Accumulation Unit Value at end of period                                                        $1.700  $1.676  $1.684 $1.694
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                                  $1.674  $1.682  $1.693 $1.693
    Accumulation Unit Value at end of period                                                        $1.697  $1.674  $1.682 $1.693
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $1.668  $1.679  $1.692 $1.694
    Accumulation Unit Value at end of period                                                        $1.688  $1.668  $1.679 $1.692
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      48      69     --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $1.668  $1.679  $1.692 $1.694
    Accumulation Unit Value at end of period                                                        $1.688  $1.668  $1.679 $1.692
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      48      69     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $1.662  $1.674      --     --
    Accumulation Unit Value at end of period                                                        $1.680  $1.662      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $1.662  $1.675  $1.691 $1.694
    Accumulation Unit Value at end of period                                                        $1.680  $1.662  $1.675 $1.691
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $1.660  $1.674  $1.691 $1.694
    Accumulation Unit Value at end of period                                                        $1.677  $1.660  $1.674 $1.691
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --  5,387
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $1.656  $1.670      --     --
    Accumulation Unit Value at end of period                                                        $1.671  $1.656      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            25      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $1.029  $1.038      --     --
    Accumulation Unit Value at end of period                                                        $1.038  $1.029      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                         1,036   1,185      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                                                  $1.029  $1.039  $1.051 $1.054
    Accumulation Unit Value at end of period                                                        $1.038  $1.029  $1.039 $1.051
    Number of Accumulation Units outstanding at end of period (in thousands)                         1,036   1,185   1,593  2,082
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                                                  $1.022  $1.032      --     --
    Accumulation Unit Value at end of period                                                        $1.029  $1.022      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            69      85      --     --

HARTFORD LIFE INSURANCE COMPANY                                           23

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW OPPORTUNITIES FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $20.370  $18.642  $14.211 $18.018
    Accumulation Unit Value at end of period                                                    $22.195  $20.370  $18.642 $14.211
    Number of Accumulation Units outstanding at end of period (in thousands)                         16       17       11       1
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $20.296  $18.603  $14.202 $18.023
    Accumulation Unit Value at end of period                                                    $22.082  $20.296  $18.603 $14.202
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $20.271  $18.590  $14.199 $18.024
    Accumulation Unit Value at end of period                                                    $22.044  $20.271  $18.590 $14.199
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $20.198  $18.550  $14.190 $13.285
    Accumulation Unit Value at end of period                                                    $21.931  $20.198  $18.550 $14.190
    Number of Accumulation Units outstanding at end of period (in thousands)                         16       21       23      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $20.198  $18.550  $14.190 $18.029
    Accumulation Unit Value at end of period                                                    $21.931  $20.198  $18.550 $14.190
    Number of Accumulation Units outstanding at end of period (in thousands)                         16       21       23      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $20.125  $18.974       --      --
    Accumulation Unit Value at end of period                                                    $21.819  $20.125       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        5       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $20.125  $18.511  $14.181 $13.285
    Accumulation Unit Value at end of period                                                    $21.819  $20.125  $18.511 $14.181
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        5        1      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $20.101  $18.497  $14.178 $13.285
    Accumulation Unit Value at end of period                                                    $21.782  $20.101  $18.497 $14.178
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     365
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $20.052  $18.932       --      --
    Accumulation Unit Value at end of period                                                    $21.708  $20.052       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $3.997   $3.775       --      --
    Accumulation Unit Value at end of period                                                     $4.324   $3.997       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        386      444       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $3.997   $3.683   $2.827  $2.651
    Accumulation Unit Value at end of period                                                     $4.324   $3.997   $3.683  $2.827
    Number of Accumulation Units outstanding at end of period (in thousands)                        386      444      480     541
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $3.968   $3.753       --      --
    Accumulation Unit Value at end of period                                                     $4.287   $3.968       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         33       33       --      --

24                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM NEW VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $18.424  $16.114  $12.280 $14.823
    Accumulation Unit Value at end of period                                                    $19.326  $18.424  $16.114 $12.280
    Number of Accumulation Units outstanding at end of period (in thousands)                         31       16        6       1
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $18.358  $16.080  $12.272 $14.826
    Accumulation Unit Value at end of period                                                    $19.227  $18.358  $16.080 $12.272
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $18.335  $16.068  $12.269 $14.828
    Accumulation Unit Value at end of period                                                    $19.194  $18.335  $16.068 $12.269
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $18.269  $16.034  $12.262 $11.278
    Accumulation Unit Value at end of period                                                    $19.096  $18.269  $16.034 $12.262
    Number of Accumulation Units outstanding at end of period (in thousands)                         45       42       35      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $18.269  $16.034  $12.262 $14.831
    Accumulation Unit Value at end of period                                                    $19.096  $18.269  $16.034 $12.262
    Number of Accumulation Units outstanding at end of period (in thousands)                         45       42       35      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $18.203  $16.228       --      --
    Accumulation Unit Value at end of period                                                    $18.998  $18.203       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         37       28       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $18.203  $16.000  $12.254 $11.277
    Accumulation Unit Value at end of period                                                    $18.998  $18.203  $16.000 $12.254
    Number of Accumulation Units outstanding at end of period (in thousands)                         37       28        1      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $18.181  $15.989  $12.251 $11.277
    Accumulation Unit Value at end of period                                                    $18.966  $18.181  $15.989 $12.251
    Number of Accumulation Units outstanding at end of period (in thousands)                          9       --       --     192
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $18.137  $16.191       --      --
    Accumulation Unit Value at end of period                                                    $18.901  $18.137       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         11        5       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $16.847  $15.046       --      --
    Accumulation Unit Value at end of period                                                    $17.548  $16.847       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        129      130       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $16.847  $14.838  $11.386 $10.488
    Accumulation Unit Value at end of period                                                    $17.548  $16.847  $14.838 $11.386
    Number of Accumulation Units outstanding at end of period (in thousands)                        129      130      108      84
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $16.726  $14.959       --      --
    Accumulation Unit Value at end of period                                                    $17.395  $16.726       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          9       11       --      --

HARTFORD LIFE INSURANCE COMPANY                                           25

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
                                                                                                         AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                          2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM OTC & EMERGING GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                                  $5.558  $5.171  $3.846 $5.030
    Accumulation Unit Value at end of period                                                        $5.939  $5.558  $5.171 $3.846
    Number of Accumulation Units outstanding at end of period (in thousands)                            10      10      --     --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $5.538  $5.160  $3.844 $5.031
    Accumulation Unit Value at end of period                                                        $5.908  $5.538  $5.160 $3.844
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                                  $5.532  $5.156  $3.843 $5.032
    Accumulation Unit Value at end of period                                                        $5.898  $5.532  $5.156 $3.843
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.512  $5.145  $3.841 $3.585
    Accumulation Unit Value at end of period                                                        $5.868  $5.512  $5.145 $3.841
    Number of Accumulation Units outstanding at end of period (in thousands)                            15      15      17     --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                                  $5.512  $5.145  $3.841 $5.033
    Accumulation Unit Value at end of period                                                        $5.868  $5.512  $5.145 $3.841
    Number of Accumulation Units outstanding at end of period (in thousands)                            15      15      17     --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.492  $5.240      --     --
    Accumulation Unit Value at end of period                                                        $5.838  $5.492      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                             1       1      --     --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.492  $5.134  $3.838 $3.585
    Accumulation Unit Value at end of period                                                        $5.838  $5.492  $5.134 $3.838
    Number of Accumulation Units outstanding at end of period (in thousands)                             1       1      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.485  $5.130  $3.837 $3.585
    Accumulation Unit Value at end of period                                                        $5.828  $5.485  $5.130 $3.837
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --    327
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $5.472  $5.228      --     --
    Accumulation Unit Value at end of period                                                        $5.808  $5.472      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            --      --      --     --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                                  $1.768  $1.690      --     --
    Accumulation Unit Value at end of period                                                        $1.876  $1.768      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                           146     160      --     --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35
    BPS)
    Accumulation Unit Value at beginning of period                                                  $1.768  $1.656  $1.240 $1.160
    Accumulation Unit Value at end of period                                                        $1.876  $1.768  $1.656 $1.240
    Number of Accumulation Units outstanding at end of period (in thousands)                           146     160     189    212
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50
    BPS)
    Accumulation Unit Value at beginning of period                                                  $1.755  $1.680      --     --
    Accumulation Unit Value at end of period                                                        $1.859  $1.755      --     --
    Number of Accumulation Units outstanding at end of period (in thousands)                            85      93      --     --

26                                           HARTFORD LIFE INSURANCE COMPANY

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM RESEARCH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.341  $11.583   $9.330 $11.354
    Accumulation Unit Value at end of period                                                    $12.837  $12.341  $11.583  $9.330
    Number of Accumulation Units outstanding at end of period (in thousands)                          6        6        5       2
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $12.296  $11.558   $9.324 $11.357
    Accumulation Unit Value at end of period                                                    $12.771  $12.296  $11.558  $9.324
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $12.281  $11.550   $9.323 $11.358
    Accumulation Unit Value at end of period                                                    $12.749  $12.281  $11.550  $9.323
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.237  $11.525   $9.317  $8.481
    Accumulation Unit Value at end of period                                                    $12.684  $12.237  $11.525  $9.317
    Number of Accumulation Units outstanding at end of period (in thousands)                         12       12       14      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $12.237  $11.525   $9.317 $11.361
    Accumulation Unit Value at end of period                                                    $12.684  $12.237  $11.525  $9.317
    Number of Accumulation Units outstanding at end of period (in thousands)                         12       12       14      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.192  $11.607       --      --
    Accumulation Unit Value at end of period                                                    $12.619  $12.192       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         19       20       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.192  $11.501   $9.311  $8.481
    Accumulation Unit Value at end of period                                                    $12.619  $12.192  $11.501  $9.311
    Number of Accumulation Units outstanding at end of period (in thousands)                         19       20        1      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.178  $11.493   $9.309  $8.481
    Accumulation Unit Value at end of period                                                    $12.598  $12.178  $11.493  $9.309
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     221
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.148  $11.581       --      --
    Accumulation Unit Value at end of period                                                    $12.555  $12.148       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        3       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $7.871   $7.507       --      --
    Accumulation Unit Value at end of period                                                     $8.131   $7.871       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        139      152       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $7.871   $7.440   $6.035  $5.502
    Accumulation Unit Value at end of period                                                     $8.131   $7.871   $7.440  $6.035
    Number of Accumulation Units outstanding at end of period (in thousands)                        139      152      136     175
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $7.815   $7.463       --      --
    Accumulation Unit Value at end of period                                                     $8.060   $7.815       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        9       --      --

HARTFORD LIFE INSURANCE COMPANY                                           27

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
                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM SMALL CAP VALUE FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $21.889  $17.508  $11.811 $15.638
    Accumulation Unit Value at end of period                                                    $23.206  $21.889  $17.508 $11.811
    Number of Accumulation Units outstanding at end of period (in thousands)                          5        3        1      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.809  $17.471  $11.804 $15.642
    Accumulation Unit Value at end of period                                                    $23.088  $21.809  $17.471 $11.804
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.783  $17.458  $11.801 $15.643
    Accumulation Unit Value at end of period                                                    $23.048  $21.783  $17.458 $11.801
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.704  $17.421  $11.794 $11.798
    Accumulation Unit Value at end of period                                                    $22.930  $21.704  $17.421 $11.794
    Number of Accumulation Units outstanding at end of period (in thousands)                         10       17       11      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.704  $17.421  $11.794 $15.647
    Accumulation Unit Value at end of period                                                    $22.930  $21.704  $17.421 $11.794
    Number of Accumulation Units outstanding at end of period (in thousands)                         10       17       11      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $21.626  $18.092       --      --
    Accumulation Unit Value at end of period                                                    $22.813  $21.626       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         11       10       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.626  $17.384  $11.786 $11.797
    Accumulation Unit Value at end of period                                                    $22.813  $21.626  $17.384 $11.786
    Number of Accumulation Units outstanding at end of period (in thousands)                         11       10       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.600  $17.372  $11.784 $11.797
    Accumulation Unit Value at end of period                                                    $22.774  $21.600  $17.372 $11.784
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     189
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $21.547  $18.051       --      --
    Accumulation Unit Value at end of period                                                    $22.697  $21.547       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $20.212  $16.940       --      --
    Accumulation Unit Value at end of period                                                    $21.279  $20.212       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         53       66       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $20.212  $16.280  $11.060 $11.079
    Accumulation Unit Value at end of period                                                    $21.279  $20.212  $16.280 $11.060
    Number of Accumulation Units outstanding at end of period (in thousands)                         53       66       59      55
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $20.067  $16.842       --      --
    Accumulation Unit Value at end of period                                                    $21.094  $20.067       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         10       10       --      --

28                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $12.044  $11.236   $9.692 $10.737
    Accumulation Unit Value at end of period                                                    $12.407  $12.044  $11.236  $9.692
    Number of Accumulation Units outstanding at end of period (in thousands)                        175      174      111       5
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $12.000  $11.212   $9.686 $10.740
    Accumulation Unit Value at end of period                                                    $12.343  $12.000  $11.212  $9.686
    Number of Accumulation Units outstanding at end of period (in thousands)                          7        7        7      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $11.985  $11.204   $9.684 $10.741
    Accumulation Unit Value at end of period                                                    $12.322  $11.985  $11.204  $9.684
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        6        5      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $11.942  $11.181   $9.678  $9.291
    Accumulation Unit Value at end of period                                                    $12.259  $11.942  $11.181  $9.678
    Number of Accumulation Units outstanding at end of period (in thousands)                        145      176      151      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $11.942  $11.181   $9.678 $10.744
    Accumulation Unit Value at end of period                                                    $12.259  $11.942  $11.181  $9.678
    Number of Accumulation Units outstanding at end of period (in thousands)                        145      176      151      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.899  $11.277       --      --
    Accumulation Unit Value at end of period                                                    $12.197  $11.899       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         83       67       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $11.899  $11.157   $9.672  $9.290
    Accumulation Unit Value at end of period                                                    $12.197  $11.899  $11.157  $9.672
    Number of Accumulation Units outstanding at end of period (in thousands)                         83       67        6      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $11.884  $11.149   $9.670  $9.290
    Accumulation Unit Value at end of period                                                    $12.176  $11.884  $11.149  $9.670
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        7        6     848
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $11.856  $11.251       --      --
    Accumulation Unit Value at end of period                                                    $12.134  $11.856       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         27       25       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.640  $12.001       --      --
    Accumulation Unit Value at end of period                                                    $12.931  $12.640       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        161      153       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                              $12.640  $11.876  $10.316  $9.917
    Accumulation Unit Value at end of period                                                    $12.931  $12.640  $11.876 $10.316
    Number of Accumulation Units outstanding at end of period (in thousands)                        161      153      121     121
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                              $12.549  $11.931       --      --
    Accumulation Unit Value at end of period                                                    $12.818  $12.549       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         13       13       --      --

HARTFORD LIFE INSURANCE COMPANY                                           29

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM UTILITIES GROWTH AND INCOME FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $22.102  $18.350  $14.840 $17.871
    Accumulation Unit Value at end of period                                                    $23.770  $22.102  $18.350 $14.840
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $22.022  $18.311  $14.831 $17.875
    Accumulation Unit Value at end of period                                                    $23.649  $22.022  $18.311 $14.831
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.995  $18.298  $14.828 $17.877
    Accumulation Unit Value at end of period                                                    $23.608  $21.995  $18.298 $14.828
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.916  $18.259  $14.819 $13.958
    Accumulation Unit Value at end of period                                                    $23.488  $21.916  $18.259 $14.819
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        3        3      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $21.916  $18.259  $14.819 $17.881
    Accumulation Unit Value at end of period                                                    $23.488  $21.916  $18.259 $14.819
    Number of Accumulation Units outstanding at end of period (in thousands)                          2        3        3      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $21.836  $18.534       --      --
    Accumulation Unit Value at end of period                                                    $23.368  $21.836       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.836  $18.220  $14.809 $13.958
    Accumulation Unit Value at end of period                                                    $23.368  $21.836  $18.220 $14.809
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $21.810  $18.207  $14.806 $13.958
    Accumulation Unit Value at end of period                                                    $23.328  $21.810  $18.207 $14.806
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      85
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $21.757  $18.492       --      --
    Accumulation Unit Value at end of period                                                    $23.248  $21.757       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $9.889   $8.409       --      --
    Accumulation Unit Value at end of period                                                    $10.561   $9.889       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         46       47       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $9.889   $8.268   $6.734  $6.351
    Accumulation Unit Value at end of period                                                    $10.561   $9.889   $8.268  $6.734
    Number of Accumulation Units outstanding at end of period (in thousands)                         46       47       59      56
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $9.818   $8.360       --      --
    Accumulation Unit Value at end of period                                                    $10.470   $9.818       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         14       16       --      --

30                                           HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VISTA FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $14.173  $12.063   $9.145 $12.001
    Accumulation Unit Value at end of period                                                    $15.744  $14.173  $12.063  $9.145
    Number of Accumulation Units outstanding at end of period (in thousands)                         18       17       13      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $14.121  $12.038   $9.140 $12.004
    Accumulation Unit Value at end of period                                                    $15.664  $14.121  $12.038  $9.140
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $14.104  $12.029   $9.138 $12.005
    Accumulation Unit Value at end of period                                                    $15.637  $14.104  $12.029  $9.138
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1        1      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $14.053  $12.003   $9.132  $8.772
    Accumulation Unit Value at end of period                                                    $15.557  $14.053  $12.003  $9.132
    Number of Accumulation Units outstanding at end of period (in thousands)                         28       32       32      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $14.053  $12.003   $9.132 $12.008
    Accumulation Unit Value at end of period                                                    $15.557  $14.053  $12.003  $9.132
    Number of Accumulation Units outstanding at end of period (in thousands)                         28       32       32      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $14.002  $12.352       --      --
    Accumulation Unit Value at end of period                                                    $15.477  $14.002       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          8        8       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $14.002  $11.978   $9.126  $8.772
    Accumulation Unit Value at end of period                                                    $15.477  $14.002  $11.978  $9.126
    Number of Accumulation Units outstanding at end of period (in thousands)                          8        8       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $13.985  $11.969   $9.124  $8.772
    Accumulation Unit Value at end of period                                                    $15.451  $13.985  $11.969  $9.124
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --     238
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $13.951  $12.324       --      --
    Accumulation Unit Value at end of period                                                    $15.398  $13.951       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        6       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.963   $4.386       --      --
    Accumulation Unit Value at end of period                                                     $5.475   $4.963       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        388      399       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $4.963   $4.254   $3.248  $3.124
    Accumulation Unit Value at end of period                                                     $5.475   $4.963   $4.254  $3.248
    Number of Accumulation Units outstanding at end of period (in thousands)                        388      399      419     500
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $4.928   $4.361       --      --
    Accumulation Unit Value at end of period                                                     $5.428   $4.928       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         22       25       --      --

HARTFORD LIFE INSURANCE COMPANY                                           31

----------------------------------------------------------------------------

                                                                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                                                                      2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VOYAGER FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                              $50.738  $48.768  $39.415 $49.227
    Accumulation Unit Value at end of period                                                    $53.119  $50.738  $48.768 $39.415
    Number of Accumulation Units outstanding at end of period (in thousands)                         30       29       15      --
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $50.554  $48.664  $39.390 $49.239
    Accumulation Unit Value at end of period                                                    $52.848  $50.554  $48.664 $39.390
    Number of Accumulation Units outstanding at end of period (in thousands)                          1        1        1      --
  WITH EARNINGS PROTECTION BENEFIT
    Accumulation Unit Value at beginning of period                                              $50.493  $48.630  $39.382 $49.243
    Accumulation Unit Value at end of period                                                    $52.757  $50.493  $48.630 $39.382
    Number of Accumulation Units outstanding at end of period (in thousands)                         --       --       --      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $50.310  $48.526  $39.357 $38.144
    Accumulation Unit Value at end of period                                                    $52.488  $50.310  $48.526 $39.357
    Number of Accumulation Units outstanding at end of period (in thousands)                         32       38       35      --
  WITH EARNINGS PROTECTION BENEFIT AND OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                              $50.310  $48.526  $39.357 $49.256
    Accumulation Unit Value at end of period                                                    $52.488  $50.310  $48.526 $39.357
    Number of Accumulation Units outstanding at end of period (in thousands)                         32       38       35      --
  WITH THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $50.128  $49.428       --      --
    Accumulation Unit Value at end of period                                                    $52.219  $50.128       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                         15       14       --      --
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $50.128  $48.423  $39.332 $38.143
    Accumulation Unit Value at end of period                                                    $52.219  $50.128  $48.423 $39.332
    Number of Accumulation Units outstanding at end of period (in thousands)                         15       14       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (35 BPS)
    Accumulation Unit Value at beginning of period                                              $50.067  $48.389  $39.324 $38.143
    Accumulation Unit Value at end of period                                                    $52.130  $50.067  $48.389 $39.324
    Number of Accumulation Units outstanding at end of period (in thousands)                         --        1        1     286
  WITH OPTIONAL DEATH BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                              $49.946  $49.317       --      --
    Accumulation Unit Value at end of period                                                    $51.952  $49.946       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                          3        4       --      --
  WITH EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST (50 BPS)
    Accumulation Unit Value at beginning of period                                               $5.115   $5.052       --      --
    Accumulation Unit Value at end of period                                                     $5.317   $5.115       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        707      763       --      --
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (35 BPS)
    Accumulation Unit Value at beginning of period                                               $5.115   $4.951   $4.029  $3.910
    Accumulation Unit Value at end of period                                                     $5.317   $5.115   $4.951  $4.029
    Number of Accumulation Units outstanding at end of period (in thousands)                        707      763      745     893
  WITH OPTIONAL DEATH BENEFIT, EARNINGS PROTECTION BENEFIT AND THE HARTFORD'S PRINCIPAL FIRST
    (50 BPS)
    Accumulation Unit Value at beginning of period                                               $5.078   $5.023       --      --
    Accumulation Unit Value at end of period                                                     $5.271   $5.078       --      --
    Number of Accumulation Units outstanding at end of period (in thousands)                        105      106       --      --

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
THE CONTRACT OWNERS OF
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TEN AND THE BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE
COMPANY

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Ten (the "Account") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting the Hartford Life Insurance Company Separate Account Ten as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 22, 2006

_____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

                                          PUTNAM
                             PUTNAM      AMERICAN       PUTNAM        PUTNAM
                             MID CAP    GOVERNMENT     CAPITAL     DIVERSIFIED
                              VALUE       INCOME     APPRECIATION     INCOME
                           SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -----------  ------------  ------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........    1,559,457    4,927,805    1,343,262     18,751,163
      Class IB...........      181,063      335,138      182,636      1,459,117
      Other class........      --           --           --             --
                           ===========  ===========  ===========   ============
    Cost:
      Class IA...........  $20,439,847  $55,327,099  $ 9,905,170   $191,690,901
      Class IB...........    2,306,312    3,963,540    1,315,621     12,796,748
      Other class........      --           --           --             --
                           ===========  ===========  ===========   ============
    Market Value:
      Class IA...........  $25,309,984  $56,669,756  $12,599,793   $166,135,302
      Class IB...........    2,925,972    3,840,679    1,698,519     12,781,869
      Other class........      --           --           --             --
  Due from Hartford Life
   Insurance Company.....       73,526      --           --             --
  Receivable from fund
   shares sold...........      --            65,518        1,757         97,510
  Other assets...........          246            3      --                 110
                           -----------  -----------  -----------   ------------
  Total Assets...........   28,309,728   60,575,956   14,300,069    179,014,791
                           -----------  -----------  -----------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....      --            65,518        1,757         97,510
  Payable for fund shares
   purchased.............       73,526      --           --             --
  Other liabilities......      --           --                20        --
                           -----------  -----------  -----------   ------------
  Total Liabilities......       73,526       65,518        1,777         97,510
                           -----------  -----------  -----------   ------------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........  $28,236,202  $60,510,438  $14,298,292   $178,917,281
                           ===========  ===========  ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                            PUTNAM GLOBAL    PUTNAM GLOBAL  PUTNAM GROWTH   PUTNAM GROWTH  PUTNAM HEALTH  PUTNAM HIGH
                           ASSET ALLOCATION     EQUITY        AND INCOME    OPPORTUNITIES    SCIENCES        YIELD
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ----------------  -------------  --------------  -------------  -------------  ------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........       9,552,518      19,689,196       62,391,563     2,170,708      5,118,927     21,534,928
      Class IB...........         231,403         196,592          895,021       442,930        239,040        696,828
      Other class........        --               --              --             --             --             --
                             ============    ============   ==============   ===========    ===========   ============
    Cost:
      Class IA...........    $110,041,268    $231,894,858   $  959,689,666   $23,046,740    $50,782,049   $234,623,180
      Class IB...........       3,238,774       2,564,672       20,007,161     2,992,698      2,680,730      5,387,406
      Other class........        --               --              --             --             --             --
                             ============    ============   ==============   ===========    ===========   ============
    Market Value:
      Class IA...........    $143,574,341    $219,337,650   $1,654,000,330   $10,593,057    $68,337,672   $165,388,252
      Class IB...........       3,484,926       2,172,348       23,583,812     2,139,352      3,172,062      5,309,828
      Other class........        --               --              --             --             --             --
  Due from Hartford Life
   Insurance Company.....        --               --              --             --             --             --
  Receivable from fund
   shares sold...........         199,270         202,208        2,317,003        11,751         95,727        111,216
  Other assets...........           1,288           1,108            7,201       --                 519            575
                             ------------    ------------   --------------   -----------    -----------   ------------
  Total Assets...........     147,259,825     221,713,314    1,679,908,346    12,744,160     71,605,980    170,809,871
                             ------------    ------------   --------------   -----------    -----------   ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         199,270         202,208        2,317,002        11,751         95,727        111,216
  Payable for fund shares
   purchased.............        --               --              --             --             --             --
  Other liabilities......        --               --              --                  16        --             --
                             ------------    ------------   --------------   -----------    -----------   ------------
  Total Liabilities......         199,270         202,208        2,317,002        11,767         95,727        111,216
                             ------------    ------------   --------------   -----------    -----------   ------------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........    $147,060,555    $221,511,106   $1,677,591,344   $12,732,393    $71,510,253   $170,698,655
                             ============    ============   ==============   ===========    ===========   ============


                           PUTNAM INCOME
                            SUB-ACCOUNT
                           -------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........    21,917,538
      Class IB...........     1,551,673
      Other class........       --
                           ============
    Cost:
      Class IA...........  $248,742,248
      Class IB...........    19,677,973
      Other class........       --
                           ============
    Market Value:
      Class IA...........  $278,133,554
      Class IB...........    19,566,597
      Other class........       --
  Due from Hartford Life
   Insurance Company.....       --
  Receivable from fund
   shares sold...........       152,060
  Other assets...........       --
                           ------------
  Total Assets...........   297,852,211
                           ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       152,060
  Payable for fund shares
   purchased.............       --
  Other liabilities......           366
                           ------------
  Total Liabilities......       152,426
                           ------------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........  $297,699,785
                           ============

_____________________________________ SA-3 _____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
SEPARATE ACCOUNT TEN
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                              PUTNAM
                           INTERNATIONAL     PUTNAM           PUTNAM
                            GROWTH AND    INTERNATIONAL  INTERNATIONAL NEW
                              INCOME         EQUITY        OPPORTUNITIES    PUTNAM INVESTORS
                            SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -------------  -------------  -----------------  ----------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........     6,405,426      8,174,452        3,037,464         13,065,285
      Class IB...........       364,131        819,991           75,659          1,191,633
      Other class........       --             --              --                 --
                           ============   ============      ===========       ============
    Cost:
      Class IA...........  $ 71,455,191   $ 99,145,865      $32,303,394       $139,677,114
      Class IB...........     4,183,878     10,433,058        1,004,177         11,206,811
      Other class........       --             --              --                 --
                           ============   ============      ===========       ============
    Market Value:
      Class IA...........  $ 98,323,284   $133,734,035      $44,741,841       $141,235,733
      Class IB...........     5,563,927     13,333,062        1,109,157         12,821,974
      Other class........       --             --              --                 --
  Due from Hartford Life
   Insurance Company.....       --             --                77,658           --
  Receivable from fund
   shares sold...........       402,249        273,965         --                   54,825
  Other assets...........       --             --                   540                859
                           ------------   ------------      -----------       ------------
  Total Assets...........   104,289,460    147,341,062       45,929,196        154,113,391
                           ------------   ------------      -----------       ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       402,249        273,965         --                   54,825
  Payable for fund shares
   purchased.............       --             --                77,658           --
  Other liabilities......         2,074            438         --                 --
                           ------------   ------------      -----------       ------------
  Total Liabilities......       404,323        274,403           77,658             54,825
                           ------------   ------------      -----------       ------------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........  $103,885,137   $147,066,659      $45,851,538       $154,058,566
                           ============   ============      ===========       ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                           PUTNAM MONEY    PUTNAM NEW     PUTNAM NEW    PUTNAM OTC &                     PUTNAM SMALL CAP
                              MARKET      OPPORTUNITIES     VALUE      EMERGING GROWTH  PUTNAM RESEARCH       VALUE
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -------------  -------------  ------------  ---------------  ---------------  ----------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........   105,240,889     18,388,413      8,655,077      3,274,405        3,128,235         5,468,859
      Class IB...........     3,623,303        532,161        705,599        182,603          399,033           289,466
      Other class........       --             --             --            --               --                --
                           ============   ============   ============    ===========      ===========      ============
    Cost:
      Class IA...........  $105,240,889   $243,743,038   $ 97,506,118    $40,779,719      $38,761,464      $ 70,944,975
      Class IB...........     3,623,303     11,162,182      9,762,029      1,855,973        4,270,753         4,696,781
      Other class........       --             --             --            --               --                --
                           ============   ============   ============    ===========      ===========      ============
    Market Value:
      Class IA...........  $105,240,889   $344,598,853   $149,300,075    $21,447,352      $37,257,278      $126,385,341
      Class IB...........     3,623,304      9,823,688     12,093,971      1,177,790        4,728,541         6,637,457
      Other class........       --             --             --            --               --                --
  Due from Hartford Life
   Insurance Company.....       277,548        --             --            --               --                --
  Receivable from fund
   shares sold...........       --             247,915        506,075         12,549           37,455           641,175
  Other assets...........         5,386          3,951            875            208              244          --
                           ------------   ------------   ------------    -----------      -----------      ------------
  Total Assets...........   109,147,127    354,674,407    161,900,996     22,637,899       42,023,518       133,663,973
                           ------------   ------------   ------------    -----------      -----------      ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....       --             247,915        506,075         12,549           37,455           641,175
  Payable for fund shares
   purchased.............       277,548        --             --            --               --                --
  Other liabilities......       --             --             --            --               --                      56
                           ------------   ------------   ------------    -----------      -----------      ------------
  Total Liabilities......       277,548        247,915        506,075         12,549           37,455           641,231
                           ------------   ------------   ------------    -----------      -----------      ------------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........  $108,869,579   $354,426,492   $161,394,921    $22,625,350      $41,986,063      $133,022,742
                           ============   ============   ============    ===========      ===========      ============

                                PUTNAM
                           THE GEORGE PUTNAM
                            FUND OF BOSTON
                              SUB-ACCOUNT
                           -----------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........      11,602,890
      Class IB...........         725,088
      Other class........        --
                             ============
    Cost:
      Class IA...........    $119,268,091
      Class IB...........       7,512,105
      Other class........        --
                             ============
    Market Value:
      Class IA...........    $137,262,184
      Class IB...........       8,534,290
      Other class........        --
  Due from Hartford Life
   Insurance Company.....        --
  Receivable from fund
   shares sold...........         392,455
  Other assets...........             747
                             ------------
  Total Assets...........     146,189,676
                             ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         392,455
  Payable for fund shares
   purchased.............        --
  Other liabilities......        --
                             ------------
  Total Liabilities......         392,455
                             ------------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........    $145,797,221
                             ============

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
SEPARATE ACCOUNT TEN
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                           PUTNAM UTILITIES
                              GROWTH AND
                                INCOME       PUTNAM VISTA   PUTNAM VOYAGER
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ----------------  -------------  --------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........      11,090,232       7,243,581      27,553,520
      Class IB...........         148,123         336,065         608,872
      Other class........        --               --             --
                             ============    ============    ============
    Cost:
      Class IA...........    $120,490,015    $ 83,793,703    $492,876,868
      Class IB...........       2,084,455       5,157,098      18,680,742
      Other class........        --               --             --
                             ============    ============    ============
    Market Value:
      Class IA...........    $160,586,568    $102,496,669    $791,337,094
      Class IB...........       2,134,449       4,684,749      17,383,302
      Other class........        --               --             --
  Due from Hartford Life
   Insurance Company.....        --               --             --
  Receivable from fund
   shares sold...........         151,016          20,645         919,214
  Other assets...........           3,739           1,010           8,359
                             ------------    ------------    ------------
  Total Assets...........     162,875,772     107,203,073     809,647,969
                             ------------    ------------    ------------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....         151,016          20,645         919,214
  Payable for fund shares
   purchased.............        --               --             --
  Other liabilities......        --               --             --
                             ------------    ------------    ------------
  Total Liabilities......         151,016          20,645         919,214
                             ------------    ------------    ------------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........    $162,724,756    $107,182,428    $808,728,755
                             ============    ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                                                                            SALOMON BROTHERS  SALOMON BROTHERS   SALOMON BROTHERS
                           PUTNAM DISCOVERY  PUTNAM CAPITAL  PUTNAM EQUITY  VARIABLE ALL CAP   VARIABLE HIGH    VARIABLE INVESTORS
                                GROWTH       OPPORTUNITIES      INCOME         VALUE FUND     YIELD BOND FUND          FUND
                             SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                           ----------------  --------------  -------------  ----------------  ----------------  ------------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........      1,101,748          463,667       2,417,922        --                --                --
      Class IB...........        188,776           55,203         302,795        --                --                --
      Other class........       --                --              --               65,892           13,349             38,205
                              ==========       ==========     ===========      ==========         ========           ========
    Cost:
      Class IA...........     $4,680,549       $6,168,916     $28,826,567        --                --                --
      Class IB...........        781,421          721,485       3,536,975        --                --                --
      Other class........       --                --              --           $1,034,167         $123,193           $525,973
                              ==========       ==========     ===========      ==========         ========           ========
    Market Value:
      Class IA...........     $5,949,439       $7,363,035     $33,754,185        --                --                --
      Class IB...........      1,006,174          871,652       4,208,854        --                --                --
      Other class........       --                --              --           $1,143,229         $126,548           $555,500
  Due from Hartford Life
   Insurance Company.....       --                --              --             --                --                --
  Receivable from fund
   shares sold...........          3,853            9,685          68,552              88               10                 43
  Other assets...........       --                --                  468        --                --                       2
                              ----------       ----------     -----------      ----------         --------           --------
  Total Assets...........      6,959,466        8,244,372      38,032,059       1,143,317          126,558            555,545
                              ----------       ----------     -----------      ----------         --------           --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....          3,853            9,685          68,552              88               10                 43
  Payable for fund shares
   purchased.............       --                --              --             --                --                --
  Other liabilities......             43              760         --             --                --                --
                              ----------       ----------     -----------      ----------         --------           --------
  Total Liabilities......          3,896           10,445          68,552              88               10                 43
                              ----------       ----------     -----------      ----------         --------           --------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........     $6,955,570       $8,233,927     $37,963,507      $1,143,229         $126,548           $555,502
                              ==========       ==========     ===========      ==========         ========           ========

                           SALOMON BROTHERS
                            VARIABLE TOTAL
                             RETURN FUND
                             SUB-ACCOUNT
                           ----------------
ASSETS:
  Investments:
    Number of Shares:
      Class IA...........       --
      Class IB...........       --
      Other class........        10,353
                               ========
    Cost:
      Class IA...........       --
      Class IB...........       --
      Other class........      $109,581
                               ========
    Market Value:
      Class IA...........       --
      Class IB...........       --
      Other class........      $117,402
  Due from Hartford Life
   Insurance Company.....       --
  Receivable from fund
   shares sold...........             9
  Other assets...........             1
                               --------
  Total Assets...........       117,412
                               --------
LIABILITIES:
  Due to Hartford Life
   Insurance Company.....             9
  Payable for fund shares
   purchased.............       --
  Other liabilities......       --
                               --------
  Total Liabilities......             9
                               --------
NET ASSETS:
  For Variable Annuity
   Contract
   Liabilities...........      $117,403
                               ========

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
DEFERRED ANNUITY CONTRACTS IN
 THE ACCUMULATION PERIOD (BY
 SUB-ACCOUNT):
Putnam Mid Cap Value --
 Class IA.....................     0.95%           5,195   $16.442408  $        85,422
Putnam Mid Cap Value --
 Class IA.....................     1.40%       1,510,109    16.246299       24,533,686
Putnam Mid Cap Value --
 Class IA.....................     1.55%          29,355    16.181445          475,008
Putnam Mid Cap Value --
 Class IA.....................     1.60%          10,347    16.159878          167,201
Putnam Mid Cap Value --
 Class IA.....................     1.75%           2,319    16.095371           37,326
Putnam Mid Cap Value --
 Class IA.....................     1.90%             508    16.031134            8,140
Putnam Mid Cap Value --
 Class IB.....................     0.95%             314    16.337546            5,131
Putnam Mid Cap Value --
 Class IB.....................     1.25%           4,693    16.207375           76,056
Putnam Mid Cap Value --
 Class IB.....................     1.35%           5,051    16.164241           81,643
Putnam Mid Cap Value --
 Class IB.....................     1.40%           6,561    16.142694          105,911
Putnam Mid Cap Value --
 Class IB.....................     1.50%          13,643    16.099713          219,649
Putnam Mid Cap Value --
 Class IB.....................     1.55%           1,068    16.078263           17,171
Putnam Mid Cap Value --
 Class IB.....................     1.65%          10,615    16.035465          170,213
Putnam Mid Cap Value --
 Class IB.....................     1.70%          46,599    16.014105          746,245
Putnam Mid Cap Value --
 Class IB.....................     1.75%          24,514    15.992744          392,042
Putnam Mid Cap Value --
 Class IB.....................     1.80%             715    15.971444           11,414
Putnam Mid Cap Value --
 Class IB.....................     1.85%          32,348    15.950169          515,963
Putnam Mid Cap Value --
 Class IB.....................     1.90%             391    15.928927            6,226
Putnam Mid Cap Value --
 Class IB.....................     1.95%             629    15.907718           10,012
Putnam Mid Cap Value --
 Class IB.....................     2.00%          11,258    15.886511          178,856
Putnam Mid Cap Value --
 Class IB.....................     2.05%          12,184    15.865354          193,298
Putnam Mid Cap Value --
 Class IB.....................     2.15%           4,643    15.823084           73,462
Putnam Mid Cap Value --
 Class IB.....................     2.20%           1,391    15.802008           21,977
Putnam Mid Cap Value --
 Class IB.....................     2.30%             162    15.759943            2,548
Putnam Mid Cap Value --
 Class IB.....................     2.35%           4,038    15.738943           63,557
Putnam Mid Cap Value --
 Class IB.....................     2.45%             828    15.702247           13,001
Putnam Mid Cap Value --
 Class IB.....................     2.50%           1,376    15.686536           21,591
Putnam American Government
 Income -- Class IA...........     0.95%          88,032    13.143557        1,157,050
Putnam American Government
 Income -- Class IA...........     1.10%             505    13.027478            6,579
Putnam American Government
 Income -- Class IA...........     1.40%       4,200,826    12.798369       53,763,727
Putnam American Government
 Income -- Class IA...........     1.45%           2,850    12.833915           36,580
Putnam American Government
 Income -- Class IA...........     1.55%          64,656    12.685328          820,188
Putnam American Government
 Income -- Class IA...........     1.60%          34,005    12.673026          430,949
Putnam American Government
 Income -- Class IA...........     1.75%          28,083    12.561110          352,755
Putnam American Government
 Income -- Class IA...........     1.90%           1,579    12.496832           19,734
Putnam American Government
 Income -- Class IA...........     1.95%             285    12.475484            3,556
Putnam American Government
 Income -- Class IB...........     0.95%              86    12.806950            1,098
Putnam American Government
 Income -- Class IB...........     1.25%              79    12.671500            1,007
Putnam American Government
 Income -- Class IB...........     1.35%           3,935    12.637695           49,727
Putnam American Government
 Income -- Class IB...........     1.40%          16,055    12.444651          199,794
Putnam American Government
 Income -- Class IB...........     1.40%          39,597    12.611402          499,369
Putnam American Government
 Income -- Class IB...........     1.45%              34    12.589859              430
Putnam American Government
 Income -- Class IB...........     1.50%          19,156    12.560431          240,603
Putnam American Government
 Income -- Class IB...........     1.55%           2,410    12.546884           30,240
Putnam American Government
 Income -- Class IB...........     1.65%          21,525    12.309100          264,954
Putnam American Government
 Income -- Class IB...........     1.70%          22,259    11.664723          259,647

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam American Government
 Income -- Class IB...........     1.70%          26,276    12.292676          323,006
Putnam American Government
 Income -- Class IB...........     1.75%             761    12.216147            9,294
Putnam American Government
 Income -- Class IB...........     1.75%         102,521    12.461357        1,277,550
Putnam American Government
 Income -- Class IB...........     1.80%           3,531    12.202143           43,085
Putnam American Government
 Income -- Class IB...........     1.85%          14,608    12.188584          178,051
Putnam American Government
 Income -- Class IB...........     1.90%           3,448    12.397620           42,741
Putnam American Government
 Income -- Class IB...........     1.95%           2,890    12.376432           35,772
Putnam American Government
 Income -- Class IB...........     2.00%           4,457    12.082658           53,849
Putnam American Government
 Income -- Class IB...........     2.05%          10,104    11.460623          115,797
Putnam American Government
 Income -- Class IB...........     2.10%           2,656    12.313117           32,699
Putnam American Government
 Income -- Class IB...........     2.15%          11,531    12.020844          138,608
Putnam Capital
 Appreciation -- Class IA.....     0.95%          10,598     9.485818          100,532
Putnam Capital
 Appreciation -- Class IA.....     1.40%       1,282,633     9.267824       11,887,217
Putnam Capital
 Appreciation -- Class IA.....     1.55%          27,974     9.196296          257,257
Putnam Capital
 Appreciation -- Class IA.....     1.60%          18,422     9.177037          169,057
Putnam Capital
 Appreciation -- Class IA.....     1.75%          13,105     9.106197          119,339
Putnam Capital
 Appreciation -- Class IB.....     0.95%              17     9.268394              159
Putnam Capital
 Appreciation -- Class IB.....     1.25%             148     9.170411            1,356
Putnam Capital
 Appreciation -- Class IB.....     1.35%          10,141     9.145967           92,752
Putnam Capital
 Appreciation -- Class IB.....     1.40%          21,411     9.148365          195,872
Putnam Capital
 Appreciation -- Class IB.....     1.50%           8,547     9.101250           77,786
Putnam Capital
 Appreciation -- Class IB.....     1.55%           2,267     9.077742           20,577
Putnam Capital
 Appreciation -- Class IB.....     1.65%          11,451     9.030954          103,414
Putnam Capital
 Appreciation -- Class IB.....     1.70%          45,032     9.007677          405,636
Putnam Capital
 Appreciation -- Class IB.....     1.75%          25,367     8.988807          228,020
Putnam Capital
 Appreciation -- Class IB.....     1.85%          26,809     8.938139          239,621
Putnam Capital
 Appreciation -- Class IB.....     1.90%           1,333     8.919425           11,890
Putnam Capital
 Appreciation -- Class IB.....     2.00%          19,445     8.873432          172,546
Putnam Capital
 Appreciation -- Class IB.....     2.05%           2,910     8.850553           25,755
Putnam Capital
 Appreciation -- Class IB.....     2.10%           2,509     8.881921           22,289
Putnam Capital
 Appreciation -- Class IB.....     2.15%           7,524     8.828060           66,425
Putnam Capital
 Appreciation -- Class IB.....     2.20%           1,925     8.831838           17,006
Putnam Capital
 Appreciation -- Class IB.....     2.30%           1,394     8.778536           12,236
Putnam Capital
 Appreciation -- Class IB.....     2.45%             592     8.736567            5,176
Putnam Diversified Income --
 Class IA.....................     0.40%              60    19.956741            1,200
Putnam Diversified Income --
 Class IA.....................     0.95%          20,376    14.540373          296,277
Putnam Diversified Income --
 Class IA.....................     1.10%           2,659    14.405488           38,300
Putnam Diversified Income --
 Class IA.....................     1.40%       9,367,332    17.307629      162,126,308
Putnam Diversified Income --
 Class IA.....................     1.55%         132,813    17.135563        2,275,828
Putnam Diversified Income --
 Class IA.....................     1.60%          26,927    17.138179          461,487
Putnam Diversified Income --
 Class IA.....................     1.75%          25,573    16.967789          433,924
Putnam Diversified Income --
 Class IA.....................     1.90%           1,519    16.881026           25,637
Putnam Diversified Income --
 Class IA.....................     1.95%           1,378    16.852194           23,226
Putnam Diversified Income --
 Class IA.....................     2.10%           2,036    16.766022           34,137
Putnam Diversified Income --
 Class IB.....................     0.95%             170    17.272822            2,936
Putnam Diversified Income --
 Class IB.....................     1.25%           3,462    17.090234           59,161
Putnam Diversified Income --
 Class IB.....................     1.30%             386    17.067431            6,582
Putnam Diversified Income --
 Class IB.....................     1.35%          40,445    17.044652          689,369
Putnam Diversified Income --
 Class IB.....................     1.40%          40,096    13.509455          541,681

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Diversified Income --
 Class IB.....................     1.40%          35,221    17.009177          599,087
Putnam Diversified Income --
 Class IB.....................     1.50%          47,510    12.844434          610,240
Putnam Diversified Income --
 Class IB.....................     1.55%          13,433    16.922188          227,314
Putnam Diversified Income --
 Class IB.....................     1.60%           1,552    16.893310           26,212
Putnam Diversified Income --
 Class IB.....................     1.65%          32,871    13.336459          438,389
Putnam Diversified Income --
 Class IB.....................     1.70%          19,009    13.614752          258,805
Putnam Diversified Income --
 Class IB.....................     1.70%         213,116    13.318677        2,838,420
Putnam Diversified Income --
 Class IB.....................     1.75%         169,675    16.806915        2,851,721
Putnam Diversified Income --
 Class IB.....................     1.80%           2,923    13.220540           38,645
Putnam Diversified Income --
 Class IB.....................     1.85%           4,032    13.508848           54,468
Putnam Diversified Income --
 Class IB.....................     1.85%          72,895    13.205901          962,647
Putnam Diversified Income --
 Class IB.....................     1.90%          11,515    16.720958          192,546
Putnam Diversified Income --
 Class IB.....................     1.95%           2,830    16.692416           47,244
Putnam Diversified Income --
 Class IB.....................     2.00%          71,105    13.091112          930,848
Putnam Diversified Income --
 Class IB.....................     2.00%           1,442    13.439754           19,376
Putnam Diversified Income --
 Class IB.....................     2.05%          12,681    13.376598          169,631
Putnam Diversified Income --
 Class IB.....................     2.10%           3,676    16.607041           61,044
Putnam Diversified Income --
 Class IB.....................     2.15%          55,301    13.024176          720,247
Putnam Diversified Income --
 Class IB.....................     2.20%          10,031    13.348210          133,896
Putnam Diversified Income --
 Class IB.....................     2.20%           1,629    13.001922           21,187
Putnam Diversified Income --
 Class IB.....................     2.30%          11,665    12.952724          151,095
Putnam Diversified Income --
 Class IB.....................     2.45%           1,501    13.204279           19,815
Putnam Global Asset
 Allocation -- Class IA.......     0.40%              69    23.263179            1,594
Putnam Global Asset
 Allocation -- Class IA.......     0.95%           1,238    11.395346           14,110
Putnam Global Asset
 Allocation -- Class IA.......     1.10%             134    11.289603            1,508
Putnam Global Asset
 Allocation -- Class IA.......     1.40%       4,239,368    33.490477      141,978,454
Putnam Global Asset
 Allocation -- Class IA.......     1.55%          14,079    33.157497          466,823
Putnam Global Asset
 Allocation -- Class IA.......     1.60%           1,837    33.162434           60,909
Putnam Global Asset
 Allocation -- Class IA.......     1.75%           7,822    32.832706          256,812
Putnam Global Asset
 Allocation -- Class IA.......     1.90%             343    32.664760           11,212
Putnam Global Asset
 Allocation -- Class IA.......     1.95%           1,783    32.609008           58,131
Putnam Global Asset
 Allocation -- Class IB.......     0.95%              13    33.557575              452
Putnam Global Asset
 Allocation -- Class IB.......     1.35%           5,983    33.114275          198,134
Putnam Global Asset
 Allocation -- Class IB.......     1.40%          34,088    10.276634          350,307
Putnam Global Asset
 Allocation -- Class IB.......     1.40%           5,005    33.045353          165,378
Putnam Global Asset
 Allocation -- Class IB.......     1.50%             830    11.102166            9,216
Putnam Global Asset
 Allocation -- Class IB.......     1.55%             639    32.876358           21,014
Putnam Global Asset
 Allocation -- Class IB.......     1.65%          24,868    10.014299          249,035
Putnam Global Asset
 Allocation -- Class IB.......     1.70%          41,527    10.452940          434,078
Putnam Global Asset
 Allocation -- Class IB.......     1.70%          39,262    10.000933          392,659
Putnam Global Asset
 Allocation -- Class IB.......     1.75%          11,702    32.652376          382,107
Putnam Global Asset
 Allocation -- Class IB.......     1.85%          16,224     9.916218          160,884
Putnam Global Asset
 Allocation -- Class IB.......     1.90%             730    32.485383           23,716
Putnam Global Asset
 Allocation -- Class IB.......     1.95%             447    32.429897           14,493
Putnam Global Asset
 Allocation -- Class IB.......     2.00%          11,245     9.830015          110,543
Putnam Global Asset
 Allocation -- Class IB.......     2.05%          78,433    10.269980          805,508
Putnam Global Asset
 Allocation -- Class IB.......     2.10%             305    32.264038            9,847
Putnam Global Asset
 Allocation -- Class IB.......     2.15%           2,492     9.779739           24,374
Putnam Global Asset
 Allocation -- Class IB.......     2.20%           1,113    10.248216           11,407

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Global Asset
 Allocation -- Class IB.......     2.45%           1,762    10.137679           17,863
Putnam Global Asset
 Allocation -- Class IB.......     2.50%           2,551    10.127533           25,838
Putnam Global Equity --
 Class IA.....................     0.40%             512    20.158520           10,317
Putnam Global Equity --
 Class IA.....................     1.40%       9,326,137    23.141368      215,819,573
Putnam Global Equity --
 Class IA.....................     1.55%          77,698    22.911097        1,780,149
Putnam Global Equity --
 Class IA.....................     1.60%          19,703    22.914635          451,480
Putnam Global Equity --
 Class IA.....................     1.75%          10,017    22.686648          227,241
Putnam Global Equity --
 Class IA.....................     1.90%             989    22.570621           22,316
Putnam Global Equity --
 Class IB.....................     0.95%              11    23.137138              255
Putnam Global Equity --
 Class IB.....................     1.25%           1,264    22.892558           28,928
Putnam Global Equity --
 Class IB.....................     1.30%             278    22.861982            6,356
Putnam Global Equity --
 Class IB.....................     1.35%           5,258    22.831506          120,037
Putnam Global Equity --
 Class IB.....................     1.40%          86,669     5.638415          488,676
Putnam Global Equity --
 Class IB.....................     1.40%           5,923    22.783991          134,958
Putnam Global Equity --
 Class IB.....................     1.50%          17,048     9.452556          161,144
Putnam Global Equity --
 Class IB.....................     1.55%           2,451    22.667470           55,562
Putnam Global Equity --
 Class IB.....................     1.65%          21,900     5.252893          115,038
Putnam Global Equity --
 Class IB.....................     1.70%           2,957     7.066471           20,893
Putnam Global Equity --
 Class IB.....................     1.70%          59,139     5.245890          310,238
Putnam Global Equity --
 Class IB.....................     1.75%          12,345    22.513063          277,925
Putnam Global Equity --
 Class IB.....................     1.80%             216     5.207176            1,124
Putnam Global Equity --
 Class IB.....................     1.85%          20,263     5.201429          105,399
Putnam Global Equity --
 Class IB.....................     1.90%             844    22.397921           18,901
Putnam Global Equity --
 Class IB.....................     1.95%             265    22.359680            5,922
Putnam Global Equity --
 Class IB.....................     2.00%          30,060     5.156178          154,994
Putnam Global Equity --
 Class IB.....................     2.00%             825     6.975592            5,752
Putnam Global Equity --
 Class IB.....................     2.05%           6,882     6.942736           47,782
Putnam Global Equity --
 Class IB.....................     2.15%          14,870     5.129793           76,282
Putnam Global Equity --
 Class IB.....................     2.20%           1,551     6.928076           10,746
Putnam Global Equity --
 Class IB.....................     2.30%           3,667     5.101661           18,705
Putnam Global Equity --
 Class IB.....................     2.35%             979     6.869325            6,722
Putnam Growth and Income --
 Class IA.....................     0.40%             788    29.407328           23,188
Putnam Growth and Income --
 Class IA.....................     0.95%          37,284    12.037787          448,816
Putnam Growth and Income --
 Class IA.....................     1.10%           7,668    11.926100           91,445
Putnam Growth and Income --
 Class IA.....................     1.40%      31,393,417    51.873616    1,628,490,047
Putnam Growth and Income --
 Class IA.....................     1.55%         275,698    51.357737       14,159,245
Putnam Growth and Income --
 Class IA.....................     1.60%          36,331    51.365515        1,866,161
Putnam Growth and Income --
 Class IA.....................     1.75%          44,914    50.854689        2,284,084
Putnam Growth and Income --
 Class IA.....................     1.90%           4,575    50.594616          231,451
Putnam Growth and Income --
 Class IA.....................     1.95%           2,694    50.508208          136,083
Putnam Growth and Income --
 Class IA.....................     2.05%           2,513    11.305432           28,405
Putnam Growth and Income --
 Class IA.....................     2.10%           1,034    50.249913           51,968
Putnam Growth and Income --
 Class IA.....................     2.25%           1,856    50.099215           92,994
Putnam Growth and Income --
 Class IB.....................     0.95%              61    51.822182            3,170
Putnam Growth and Income --
 Class IB.....................     1.25%           2,686    51.274285          137,736
Putnam Growth and Income --
 Class IB.....................     1.30%              70    51.205901            3,560
Putnam Growth and Income --
 Class IB.....................     1.35%          19,964    51.137594        1,020,936
Putnam Growth and Income --
 Class IB.....................     1.40%         176,654    12.311767        2,174,927
Putnam Growth and Income --
 Class IB.....................     1.40%          28,467    51.031173        1,452,682

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Growth and Income --
 Class IB.....................     1.50%         269,970    11.629728        3,139,680
Putnam Growth and Income --
 Class IB.....................     1.55%          23,061    12.205199          281,466
Putnam Growth and Income --
 Class IB.....................     1.55%           3,606    50.770185          183,053
Putnam Growth and Income --
 Class IB.....................     1.60%             285    50.683509           14,460
Putnam Growth and Income --
 Class IB.....................     1.65%         129,367    12.435324        1,608,726
Putnam Growth and Income --
 Class IB.....................     1.70%         124,030    11.058621        1,371,606
Putnam Growth and Income --
 Class IB.....................     1.70%         201,911    12.418744        2,507,484
Putnam Growth and Income --
 Class IB.....................     1.75%           1,765    12.085645           21,330
Putnam Growth and Income --
 Class IB.....................     1.75%          84,840    50.424276        4,278,020
Putnam Growth and Income --
 Class IB.....................     1.80%           2,269    12.327243           27,971
Putnam Growth and Income --
 Class IB.....................     1.85%           2,471    10.972545           27,109
Putnam Growth and Income --
 Class IB.....................     1.85%         104,075    12.313520        1,281,529
Putnam Growth and Income --
 Class IB.....................     1.90%           8,460    50.166410          424,389
Putnam Growth and Income --
 Class IB.....................     1.95%           3,565    50.080738          178,558
Putnam Growth and Income --
 Class IB.....................     2.00%          88,980    12.206519        1,086,137
Putnam Growth and Income --
 Class IB.....................     2.00%           3,084    10.916432           33,663
Putnam Growth and Income --
 Class IB.....................     2.05%          47,704    10.865034          518,310
Putnam Growth and Income --
 Class IB.....................     2.10%           6,232    49.824610          310,530
Putnam Growth and Income --
 Class IB.....................     2.15%          63,724    12.144073          773,868
Putnam Growth and Income --
 Class IB.....................     2.20%          11,154    10.842072          120,933
Putnam Growth and Income --
 Class IB.....................     2.20%           3,893    12.123361           47,199
Putnam Growth and Income --
 Class IB.....................     2.30%          12,878    12.077462          155,530
Putnam Growth and Income --
 Class IB.....................     2.35%           6,962    10.750177           74,841
Putnam Growth and Income --
 Class IB.....................     2.45%           8,055    10.725103           86,395
Putnam Growth and Income --
 Class IB.....................     2.50%          21,283    10.714366          228,038
Putnam Growth
 Opportunities -- Class IA....     0.95%           1,024     4.661652            4,775
Putnam Growth
 Opportunities -- Class IA....     1.40%       2,230,670     4.539082       10,125,195
Putnam Growth
 Opportunities -- Class IA....     1.55%          35,140     4.498949          158,095
Putnam Growth
 Opportunities -- Class IA....     1.60%          53,278     4.494595          239,465
Putnam Growth
 Opportunities -- Class IA....     1.75%           8,883     4.454864           39,571
Putnam Growth
 Opportunities -- Class IA....     1.90%           1,745     4.432088            7,734
Putnam Growth
 Opportunities -- Class IA....     2.05%           1,744    10.244719           17,871
Putnam Growth
 Opportunities -- Class IB....     0.95%             207     4.536808              941
Putnam Growth
 Opportunities -- Class IB....     1.25%          13,815     4.488834           62,014
Putnam Growth
 Opportunities -- Class IB....     1.35%          17,022     4.476867           76,205
Putnam Growth
 Opportunities -- Class IB....     1.40%         111,941     4.212893          471,597
Putnam Growth
 Opportunities -- Class IB....     1.40%           7,136     4.467555           31,882
Putnam Growth
 Opportunities -- Class IB....     1.50%          74,292     4.448581          330,494
Putnam Growth
 Opportunities -- Class IB....     1.55%             106     4.176433              442
Putnam Growth
 Opportunities -- Class IB....     1.55%           2,961     4.444706           13,159
Putnam Growth
 Opportunities -- Class IB....     1.65%          31,826     4.000159          127,310
Putnam Growth
 Opportunities -- Class IB....     1.70%          71,328     4.563524          325,505
Putnam Growth
 Opportunities -- Class IB....     1.70%          40,891     3.994826          163,351
Putnam Growth
 Opportunities -- Class IB....     1.75%           1,410     4.135493            5,833
Putnam Growth
 Opportunities -- Class IB....     1.75%          21,710     4.414430           95,837
Putnam Growth
 Opportunities -- Class IB....     1.85%          16,009     3.960978           63,410
Putnam Growth
 Opportunities -- Class IB....     1.90%           8,474     4.391854           37,218
Putnam Growth
 Opportunities -- Class IB....     1.95%           4,802     4.384360           21,054
Putnam Growth
 Opportunities -- Class IB....     2.00%          55,664     3.926494          218,566

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Growth
 Opportunities -- Class IB....     2.00%             121     4.504797              544
Putnam Growth
 Opportunities -- Class IB....     2.05%           3,682     4.483608           16,509
Putnam Growth
 Opportunities -- Class IB....     2.15%          14,285     3.906422           55,803
Putnam Growth
 Opportunities -- Class IB....     2.20%           2,635     4.474122           11,790
Putnam Growth
 Opportunities -- Class IB....     2.30%           2,208     3.884973            8,579
Putnam Growth
 Opportunities -- Class IB....     2.45%             295     4.425844            1,306
Putnam Health Sciences --
 Class IA.....................     0.95%          13,489    13.215507          178,258
Putnam Health Sciences --
 Class IA.....................     1.10%           2,853    13.092909           37,351
Putnam Health Sciences --
 Class IA.....................     1.40%       5,421,849    12.213515       66,219,830
Putnam Health Sciences --
 Class IA.....................     1.55%          93,275    12.092020        1,127,884
Putnam Health Sciences --
 Class IA.....................     1.60%          27,546    12.093851          333,131
Putnam Health Sciences --
 Class IA.....................     1.75%          28,839    11.973593          345,306
Putnam Health Sciences --
 Class IA.....................     1.90%           1,897    11.912335           22,594
Putnam Health Sciences --
 Class IA.....................     1.95%             654    11.891971            7,780
Putnam Health Sciences --
 Class IA.....................     2.10%           3,037    11.831139           35,933
Putnam Health Sciences --
 Class IB.....................     1.25%           1,224    12.079306           14,790
Putnam Health Sciences --
 Class IB.....................     1.35%           4,543    12.047078           54,733
Putnam Health Sciences --
 Class IB.....................     1.40%          46,728    10.419671          486,887
Putnam Health Sciences --
 Class IB.....................     1.40%          18,657    12.022019          224,300
Putnam Health Sciences --
 Class IB.....................     1.50%          54,825    11.892445          652,005
Putnam Health Sciences --
 Class IB.....................     1.55%           1,426    10.329452           14,730
Putnam Health Sciences --
 Class IB.....................     1.55%           2,242    11.960519           26,814
Putnam Health Sciences --
 Class IB.....................     1.65%          33,585     9.495601          318,906
Putnam Health Sciences --
 Class IB.....................     1.70%           9,819     8.660385           85,033
Putnam Health Sciences --
 Class IB.....................     1.70%          26,609     9.482919          252,333
Putnam Health Sciences --
 Class IB.....................     1.75%          32,528    11.879007          386,396
Putnam Health Sciences --
 Class IB.....................     1.80%           1,888     9.413040           17,774
Putnam Health Sciences --
 Class IB.....................     1.85%             611     9.402606            5,746
Putnam Health Sciences --
 Class IB.....................     1.90%          11,379    11.818235          134,478
Putnam Health Sciences --
 Class IB.....................     1.95%           5,672    11.798056           66,918
Putnam Health Sciences --
 Class IB.....................     2.00%          23,070     9.320867          215,035
Putnam Health Sciences --
 Class IB.....................     2.05%           2,914     8.508814           24,798
Putnam Health Sciences --
 Class IB.....................     2.10%             684    11.737691            8,034
Putnam Health Sciences --
 Class IB.....................     2.15%          10,870     9.273147          100,800
Putnam Health Sciences --
 Class IB.....................     2.30%           8,307     9.222286           76,614
Putnam Health Sciences --
 Class IB.....................     2.45%             589     8.399170            4,943
Putnam High Yield --
 Class IA.....................     0.40%              66    19.972627            1,313
Putnam High Yield --
 Class IA.....................     0.95%           7,551    13.475624          101,752
Putnam High Yield --
 Class IA.....................     1.10%          17,744    13.350634          236,894
Putnam High Yield --
 Class IA.....................     1.40%       5,102,724    31.418293      160,318,872
Putnam High Yield --
 Class IA.....................     1.55%          66,754    31.105997        2,076,462
Putnam High Yield --
 Class IA.....................     1.60%          49,814    31.110654        1,549,757
Putnam High Yield --
 Class IA.....................     1.75%          14,567    30.801452          448,695
Putnam High Yield --
 Class IA.....................     1.90%           1,878    30.643934           57,545
Putnam High Yield --
 Class IA.....................     1.95%             373    30.591624           11,408
Putnam High Yield --
 Class IA.....................     2.10%             726    30.435202           22,096
Putnam High Yield --
 Class IB.....................     0.95%               4    31.341309              134
Putnam High Yield --
 Class IB.....................     1.25%             753    31.010049           23,336
Putnam High Yield --
 Class IB.....................     1.35%           5,683    30.927343          175,766

_____________________________________ SA-13 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam High Yield --
 Class IB.....................     1.40%          21,252    12.373403          262,960
Putnam High Yield --
 Class IB.....................     1.40%          12,699    30.862998          391,922
Putnam High Yield --
 Class IB.....................     1.50%          35,508    11.504784          408,508
Putnam High Yield --
 Class IB.....................     1.55%           4,246    30.705176          130,381
Putnam High Yield --
 Class IB.....................     1.65%          53,639    12.190496          653,886
Putnam High Yield --
 Class IB.....................     1.70%          13,124    12.974556          170,283
Putnam High Yield --
 Class IB.....................     1.70%          55,787    12.174237          679,169
Putnam High Yield --
 Class IB.....................     1.75%             204    12.146227            2,484
Putnam High Yield --
 Class IB.....................     1.75%          30,537    30.496026          931,246
Putnam High Yield --
 Class IB.....................     1.80%          15,229    12.084568          184,037
Putnam High Yield --
 Class IB.....................     1.85%             247    12.873620            3,175
Putnam High Yield --
 Class IB.....................     1.85%          24,689    12.071144          298,019
Putnam High Yield --
 Class IB.....................     1.90%           4,506    30.340071          136,715
Putnam High Yield --
 Class IB.....................     1.95%           2,318    30.288290           70,216
Putnam High Yield --
 Class IB.....................     2.00%          22,086    11.966211          264,282
Putnam High Yield --
 Class IB.....................     2.05%          30,822    12.747567          392,902
Putnam High Yield --
 Class IB.....................     2.10%             386    30.133426           11,645
Putnam High Yield --
 Class IB.....................     2.15%           5,826    11.905023           69,360
Putnam High Yield --
 Class IB.....................     2.20%           2,153    12.720531           27,387
Putnam High Yield --
 Class IB.....................     2.30%             147    11.839736            1,742
Putnam High Yield --
 Class IB.....................     2.45%             521    12.583377            6,557
Putnam Income -- Class IA.....     0.40%              28    19.236237              543
Putnam Income -- Class IA.....     0.95%           5,298    13.430082           71,155
Putnam Income -- Class IA.....     1.10%          50,806    13.305485          676,000
Putnam Income -- Class IA.....     1.40%      10,114,047    26.713449      270,181,090
Putnam Income -- Class IA.....     1.45%           2,869    13.107828           37,611
Putnam Income -- Class IA.....     1.55%         131,357    26.447877        3,474,117
Putnam Income -- Class IA.....     1.60%          39,529    26.451911        1,045,621
Putnam Income -- Class IA.....     1.75%          47,150    26.188910        1,234,816
Putnam Income -- Class IA.....     1.90%          10,110    26.054936          263,407
Putnam Income -- Class IA.....     1.95%             444    26.010446           11,547
Putnam Income -- Class IA.....     2.05%           3,730    10.320018           38,491
Putnam Income -- Class IA.....     2.10%              82    25.877387            2,114
Putnam Income -- Class IA.....     2.25%           3,080    25.799764           79,463
Putnam Income -- Class IB.....     0.95%             120    26.693031            3,194
Putnam Income -- Class IB.....     1.10%              18    26.556501              467
Putnam Income -- Class IB.....     1.25%           1,570    26.410793           41,476
Putnam Income -- Class IB.....     1.30%             359    26.375543            9,460
Putnam Income -- Class IB.....     1.35%          47,075    26.340336        1,239,967
Putnam Income -- Class IB.....     1.40%          53,997    12.731268          687,455
Putnam Income -- Class IB.....     1.40%          45,127    26.285513        1,186,176
Putnam Income -- Class IB.....     1.50%          89,744    12.633690        1,133,799
Putnam Income -- Class IB.....     1.55%           3,675    26.151057           96,101
Putnam Income -- Class IB.....     1.60%           1,055    26.106379           27,538
Putnam Income -- Class IB.....     1.65%         100,040    12.582991        1,258,805
Putnam Income -- Class IB.....     1.70%          32,488    12.175527          395,556
Putnam Income -- Class IB.....     1.70%         268,578    12.566166        3,374,990
Putnam Income -- Class IB.....     1.75%             573    12.497505            7,157
Putnam Income -- Class IB.....     1.75%         139,677    25.972845        3,627,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Income -- Class IB.....     1.85%           3,377    12.080781           40,794
Putnam Income -- Class IB.....     1.85%         155,807    12.459758        1,941,322
Putnam Income -- Class IB.....     1.90%          10,683    25.839963          276,044
Putnam Income -- Class IB.....     1.95%           4,377    25.795856          112,897
Putnam Income -- Class IB.....     2.00%         119,091    12.351455        1,470,947
Putnam Income -- Class IB.....     2.00%           2,481    12.018979           29,823
Putnam Income -- Class IB.....     2.05%          44,194    11.962488          528,670
Putnam Income -- Class IB.....     2.10%           4,083    25.663884          104,779
Putnam Income -- Class IB.....     2.15%         108,797    12.288277        1,336,929
Putnam Income -- Class IB.....     2.20%          17,322    11.937107          206,776
Putnam Income -- Class IB.....     2.20%           1,530    12.267293           18,768
Putnam Income -- Class IB.....     2.30%          16,887    12.220839          206,379
Putnam Income -- Class IB.....     2.45%           5,938    11.808337           70,113
Putnam International Growth
 and Income -- Class IA.......     0.40%             144    21.278858            3,057
Putnam International Growth
 and Income -- Class IA.......     0.95%           4,819    13.467585           64,907
Putnam International Growth
 and Income -- Class IA.......     1.40%       4,961,008    19.445766       96,470,603
Putnam International Growth
 and Income -- Class IA.......     1.55%          66,741    19.252391        1,284,929
Putnam International Growth
 and Income -- Class IA.......     1.60%           4,357    19.255317           83,905
Putnam International Growth
 and Income -- Class IA.......     1.75%           8,818    19.063821          168,096
Putnam International Growth
 and Income -- Class IA.......     1.90%           2,960    18.966345           56,146
Putnam International Growth
 and Income -- Class IA.......     2.05%           4,083    13.383252           54,637
Putnam International Growth
 and Income -- Class IA.......     2.10%             594    18.837123           11,181
Putnam International Growth
 and Income -- Class IA.......     2.25%             873    18.780652           16,401
Putnam International Growth
 and Income -- Class IB.......     0.95%             287    19.444326            5,576
Putnam International Growth
 and Income -- Class IB.......     1.25%           1,117    19.238773           21,485
Putnam International Growth
 and Income -- Class IB.......     1.35%          28,798    19.187497          552,565
Putnam International Growth
 and Income -- Class IB.......     1.40%          17,767    12.805330          227,515
Putnam International Growth
 and Income -- Class IB.......     1.40%           9,299    19.147573          178,048
Putnam International Growth
 and Income -- Class IB.......     1.50%          10,930    14.038209          153,440
Putnam International Growth
 and Income -- Class IB.......     1.55%           3,718    19.049670           70,818
Putnam International Growth
 and Income -- Class IB.......     1.65%          21,837    12.426521          271,361
Putnam International Growth
 and Income -- Class IB.......     1.70%          13,931    12.927512          180,095
Putnam International Growth
 and Income -- Class IB.......     1.70%          58,610    12.409945          727,346
Putnam International Growth
 and Income -- Class IB.......     1.75%          35,738    18.919903          676,157
Putnam International Growth
 and Income -- Class IB.......     1.80%             720    12.318483            8,870
Putnam International Growth
 and Income -- Class IB.......     1.85%         111,309    12.304803        1,369,631
Putnam International Growth
 and Income -- Class IB.......     1.90%           1,680    18.823143           31,631
Putnam International Growth
 and Income -- Class IB.......     1.95%           3,153    18.790999           59,257
Putnam International Growth
 and Income -- Class IB.......     2.00%          22,746    12.197808          277,457
Putnam International Growth
 and Income -- Class IB.......     2.00%             769    12.761281            9,807
Putnam International Growth
 and Income -- Class IB.......     2.05%           5,370    12.701224           68,206
Putnam International Growth
 and Income -- Class IB.......     2.10%           3,938    18.694917           73,620
Putnam International Growth
 and Income -- Class IB.......     2.15%          32,780    12.135440          397,794
Putnam International Growth
 and Income -- Class IB.......     2.20%           9,312    12.674351          118,027
Putnam International Growth
 and Income -- Class IB.......     2.30%             812    12.068850            9,804
Putnam International Growth
 and Income -- Class IB.......     2.45%           3,847    12.537659           48,230
Putnam International Growth
 and Income -- Class IB.......     2.50%           2,169    12.525106           27,165
Putnam International
 Equity -- Class IA...........     0.95%          50,879    12.521365          637,069
Putnam International
 Equity -- Class IA...........     1.10%           1,145    12.405144           14,210

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam International
 Equity -- Class IA...........     1.40%       6,653,874    19.531046      129,957,116
Putnam International
 Equity -- Class IA...........     1.55%         107,282    19.336811        2,074,490
Putnam International
 Equity -- Class IA...........     1.60%          18,362    19.339691          355,115
Putnam International
 Equity -- Class IA...........     1.75%          24,533    19.147349          469,747
Putnam International
 Equity -- Class IA...........     1.90%           1,892    19.049424           36,047
Putnam International
 Equity -- Class IA...........     1.95%           1,653    19.016896           31,443
Putnam International
 Equity -- Class IA...........     2.05%           2,832    12.650928           35,833
Putnam International
 Equity -- Class IA...........     2.10%             951    18.919632           17,984
Putnam International
 Equity -- Class IA...........     2.25%             513    18.862918            9,677
Putnam International
 Equity -- Class IB...........     0.95%             462    19.525525            9,027
Putnam International
 Equity -- Class IB...........     1.25%           5,654    19.319094          109,229
Putnam International
 Equity -- Class IB...........     1.30%             392    19.293315            7,569
Putnam International
 Equity -- Class IB...........     1.35%          20,857    19.267574          401,869
Putnam International
 Equity -- Class IB...........     1.40%         145,326     8.998841        1,307,769
Putnam International
 Equity -- Class IB...........     1.40%          25,148    19.227460          483,526
Putnam International
 Equity -- Class IB...........     1.45%              24    19.194635              459
Putnam International
 Equity -- Class IB...........     1.50%          58,005    13.572355          787,268
Putnam International
 Equity -- Class IB...........     1.55%          17,205     8.920939          153,483
Putnam International
 Equity -- Class IB...........     1.55%           4,009    19.129127           76,680
Putnam International
 Equity -- Class IB...........     1.60%           2,746    19.096475           52,434
Putnam International
 Equity -- Class IB...........     1.65%          53,961     8.305426          448,166
Putnam International
 Equity -- Class IB...........     1.70%          42,399    10.375895          439,925
Putnam International
 Equity -- Class IB...........     1.70%         358,842     8.294355        2,976,360
Putnam International
 Equity -- Class IB...........     1.75%         123,739    18.998801        2,350,888
Putnam International
 Equity -- Class IB...........     1.80%           5,917     8.233231           48,719
Putnam International
 Equity -- Class IB...........     1.85%           1,449    10.295129           14,913
Putnam International
 Equity -- Class IB...........     1.85%         122,003     8.224082        1,003,364
Putnam International
 Equity -- Class IB...........     1.90%          13,241    18.901628          250,284
Putnam International
 Equity -- Class IB...........     1.95%           4,246    18.869331           80,117
Putnam International
 Equity -- Class IB...........     2.00%         127,286     8.152547        1,037,702
Putnam International
 Equity -- Class IB...........     2.00%           2,876    10.242456           29,454
Putnam International
 Equity -- Class IB...........     2.05%          34,138    10.194251          348,013
Putnam International
 Equity -- Class IB...........     2.10%             266    18.772829            4,989
Putnam International
 Equity -- Class IB...........     2.15%          82,350     8.110862          667,925
Putnam International
 Equity -- Class IB...........     2.20%           7,137    10.172658           72,599
Putnam International
 Equity -- Class IB...........     2.20%             373     8.097003            3,018
Putnam International
 Equity -- Class IB...........     2.30%          11,816     8.066355           95,312
Putnam International
 Equity -- Class IB...........     2.45%           1,863    10.062922           18,752
Putnam International
 Equity -- Class IB...........     2.50%           1,592    10.052848           15,999
Putnam International New
 Opportunities -- Class IA....     0.40%             836    15.470875           12,936
Putnam International New
 Opportunities -- Class IA....     0.95%           1,601     9.797428           15,683
Putnam International New
 Opportunities -- Class IA....     1.40%       3,116,436    14.137559       44,058,799
Putnam International New
 Opportunities -- Class IA....     1.55%          31,863    13.996985          445,991
Putnam International New
 Opportunities -- Class IA....     1.60%           5,861    13.999076           82,051
Putnam International New
 Opportunities -- Class IA....     1.75%           6,428    13.859876           89,090
Putnam International New
 Opportunities -- Class IA....     1.90%             347    13.789002            4,791
Putnam International New
 Opportunities -- Class IB....     1.25%             105    13.966366            1,462
Putnam International New
 Opportunities -- Class IB....     1.35%           1,460    13.929115           20,334
Putnam International New
 Opportunities -- Class IB....     1.40%          31,875     5.879729          187,419

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam International New
 Opportunities -- Class IB....     1.40%           2,924    13.900143           40,639
Putnam International New
 Opportunities -- Class IB....     1.50%           6,771    11.749600           79,557
Putnam International New
 Opportunities -- Class IB....     1.55%             518    13.829088            7,163
Putnam International New
 Opportunities -- Class IB....     1.65%          11,987     5.435490           65,157
Putnam International New
 Opportunities -- Class IB....     1.70%          10,487     9.025968           94,658
Putnam International New
 Opportunities -- Class IB....     1.70%          56,436     5.428247          306,347
Putnam International New
 Opportunities -- Class IB....     1.75%           7,149    13.734848           98,190
Putnam International New
 Opportunities -- Class IB....     1.80%             253     5.388202            1,364
Putnam International New
 Opportunities -- Class IB....     1.85%          18,090     5.382260           97,367
Putnam International New
 Opportunities -- Class IB....     2.00%          12,134     5.335435           64,738
Putnam International New
 Opportunities -- Class IB....     2.15%           4,240     5.308148           22,505
Putnam International New
 Opportunities -- Class IB....     2.20%           1,297     8.849175           11,478
Putnam International New
 Opportunities -- Class IB....     2.50%           1,232     8.744978           10,777
Putnam Investors --
 Class IA.....................     0.95%          15,635     8.634611          134,994
Putnam Investors --
 Class IA.....................     1.10%          22,767     0.855442           19,476
Putnam Investors --
 Class IA.....................     1.40%      13,815,436     9.925336      137,122,847
Putnam Investors --
 Class IA.....................     1.55%         309,939     9.826601        3,045,647
Putnam Investors --
 Class IA.....................     1.60%          42,905     9.828075          421,674
Putnam Investors --
 Class IA.....................     1.75%          33,628     9.730327          327,216
Putnam Investors --
 Class IA.....................     1.90%           2,102     9.680567           20,350
Putnam Investors --
 Class IA.....................     1.95%             107     9.664034            1,031
Putnam Investors --
 Class IA.....................     2.05%           1,842    11.845601           21,819
Putnam Investors --
 Class IA.....................     2.25%             924     9.585799            8,854
Putnam Investors --
 Class IB.....................     0.95%             604     9.917653            5,987
Putnam Investors --
 Class IB.....................     1.25%           6,573     9.812821           64,502
Putnam Investors --
 Class IB.....................     1.35%          42,504     9.786658          415,976
Putnam Investors --
 Class IB.....................     1.40%         227,544     7.048036        1,603,737
Putnam Investors --
 Class IB.....................     1.40%          62,735     9.766294          612,691
Putnam Investors --
 Class IB.....................     1.50%          77,629     9.208624          714,852
Putnam Investors --
 Class IB.....................     1.55%           6,998     6.986994           48,897
Putnam Investors --
 Class IB.....................     1.55%           2,930     9.716333           28,466
Putnam Investors --
 Class IB.....................     1.60%           5,280     9.699758           51,210
Putnam Investors --
 Class IB.....................     1.65%          44,895     6.769446          303,912
Putnam Investors --
 Class IB.....................     1.70%          57,242     7.306200          418,222
Putnam Investors --
 Class IB.....................     1.70%         349,892     6.760405        2,365,411
Putnam Investors --
 Class IB.....................     1.75%             719     6.918564            4,973
Putnam Investors --
 Class IB.....................     1.75%         251,905     9.650140        2,430,917
Putnam Investors --
 Class IB.....................     1.80%          23,950     6.710574          160,720
Putnam Investors --
 Class IB.....................     1.85%           9,202     7.249272           66,710
Putnam Investors --
 Class IB.....................     1.85%         183,419     6.703160        1,229,489
Putnam Investors --
 Class IB.....................     1.90%          14,407     9.600817          138,321
Putnam Investors --
 Class IB.....................     1.95%           8,186     9.584407           78,456
Putnam Investors --
 Class IB.....................     2.00%         125,512     6.644844          834,009
Putnam Investors --
 Class IB.....................     2.00%           3,331     7.212206           24,024
Putnam Investors --
 Class IB.....................     2.05%          36,299     7.178248          260,560
Putnam Investors --
 Class IB.....................     2.10%           6,309     9.535398           60,162
Putnam Investors --
 Class IB.....................     2.15%          86,582     6.610860          572,385
Putnam Investors --
 Class IB.....................     2.20%          11,589     7.163077           83,016
Putnam Investors --
 Class IB.....................     2.20%           2,204     6.599583           14,549

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Investors --
 Class IB.....................     2.30%          21,545     6.574598          141,649
Putnam Investors --
 Class IB.....................     2.45%          10,253     7.085782           72,647
Putnam Money Market --
 Class IA.....................     0.40%             302     1.470407              443
Putnam Money Market --
 Class IA.....................     0.95%       1,069,717     1.114757        1,192,475
Putnam Money Market --
 Class IA.....................     1.10%           2,120    11.044868           23,416
Putnam Money Market --
 Class IA.....................     1.40%      59,906,552     1.710359      102,461,710
Putnam Money Market --
 Class IA.....................     1.45%           6,388    10.880755           69,510
Putnam Money Market --
 Class IA.....................     1.55%         564,361     1.693337          955,654
Putnam Money Market --
 Class IA.....................     1.60%          85,683     1.693564          145,109
Putnam Money Market --
 Class IA.....................     1.75%          26,105     1.676731           43,771
Putnam Money Market --
 Class IA.....................     1.90%          46,597     1.668124           77,730
Putnam Money Market --
 Class IB.....................     0.95%          71,240     1.708587          121,720
Putnam Money Market --
 Class IB.....................     1.35%         191,415     1.686017          322,729
Putnam Money Market --
 Class IB.....................     1.40%         315,243     1.051983          331,630
Putnam Money Market --
 Class IB.....................     1.40%         419,398     1.682457          705,619
Putnam Money Market --
 Class IB.....................     1.50%         438,016     1.102010          482,698
Putnam Money Market --
 Class IB.....................     1.55%           6,021     1.042902            6,280
Putnam Money Market --
 Class IB.....................     1.55%           4,309     1.673860            7,213
Putnam Money Market --
 Class IB.....................     1.65%         147,276     1.037738          152,834
Putnam Money Market --
 Class IB.....................     1.70%          30,611     1.009677           30,907
Putnam Money Market --
 Class IB.....................     1.70%         381,020     1.036367          394,877
Putnam Money Market --
 Class IB.....................     1.75%         236,977     1.662464          393,966
Putnam Money Market --
 Class IB.....................     1.80%          11,663     1.028791           11,999
Putnam Money Market --
 Class IB.....................     1.85%         176,545     1.027608          181,419
Putnam Money Market --
 Class IB.....................     2.00%          54,026     1.018706           55,036
Putnam Money Market --
 Class IB.....................     2.05%         117,079     0.991960          116,137
Putnam Money Market --
 Class IB.....................     2.15%         255,404     1.013493          258,850
Putnam Money Market --
 Class IB.....................     2.30%          19,127     1.007899           19,278
Putnam Money Market --
 Class IB.....................     2.45%          30,846     0.979257           30,206
Putnam New Opportunities --
 Class IA.....................     0.40%             254    27.004559            6,848
Putnam New Opportunities --
 Class IA.....................     0.95%           3,946     8.049646           31,765
Putnam New Opportunities --
 Class IA.....................     1.10%           4,353     7.974873           34,711
Putnam New Opportunities --
 Class IA.....................     1.40%      15,315,648    22.236170      340,561,357
Putnam New Opportunities --
 Class IA.....................     1.55%          98,038    22.014862        2,158,291
Putnam New Opportunities --
 Class IA.....................     1.60%          36,208    22.018191          797,243
Putnam New Opportunities --
 Class IA.....................     1.75%          27,996    21.799045          610,292
Putnam New Opportunities --
 Class IA.....................     1.90%           1,388    21.687583           30,099
Putnam New Opportunities --
 Class IA.....................     1.95%              18    21.650538              383
Putnam New Opportunities --
 Class IA.....................     2.10%             786    21.539820           16,921
Putnam New Opportunities --
 Class IA.....................     2.25%             257    21.475216            5,510
Putnam New Opportunities --
 Class IB.....................     0.95%              18    22.195385              390
Putnam New Opportunities --
 Class IB.....................     1.25%             728    21.960729           15,979
Putnam New Opportunities --
 Class IB.....................     1.35%          10,694    21.902209          234,225
Putnam New Opportunities --
 Class IB.....................     1.40%         386,647     4.748216        1,835,885
Putnam New Opportunities --
 Class IB.....................     1.40%          17,132    21.856616          374,457
Putnam New Opportunities --
 Class IB.....................     1.50%          63,935     9.265640          592,398
Putnam New Opportunities --
 Class IB.....................     1.55%           8,594     4.707052           40,454
Putnam New Opportunities --
 Class IB.....................     1.55%           1,363    21.744844           29,648
Putnam New Opportunities --
 Class IB.....................     1.60%           1,433    21.707698           31,106

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam New Opportunities --
 Class IB.....................     1.65%             633     9.179133            5,811
Putnam New Opportunities --
 Class IB.....................     1.65%         123,839     4.324370          535,526
Putnam New Opportunities --
 Class IB.....................     1.70%          44,500     5.566794          247,725
Putnam New Opportunities --
 Class IB.....................     1.70%         379,890     4.318575        1,640,583
Putnam New Opportunities --
 Class IB.....................     1.75%           1,329     4.660945            6,194
Putnam New Opportunities --
 Class IB.....................     1.75%         102,758    21.596681        2,219,240
Putnam New Opportunities --
 Class IB.....................     1.80%           6,686     4.286716           28,663
Putnam New Opportunities --
 Class IB.....................     1.85%         218,102     4.281974          933,906
Putnam New Opportunities --
 Class IB.....................     1.90%           2,820    21.486229           60,593
Putnam New Opportunities --
 Class IB.....................     1.95%           5,342    21.449557          114,593
Putnam New Opportunities --
 Class IB.....................     2.00%         105,912     4.244708          449,565
Putnam New Opportunities --
 Class IB.....................     2.00%           3,221     5.495179           17,698
Putnam New Opportunities --
 Class IB.....................     2.05%          29,987     5.469298          164,009
Putnam New Opportunities --
 Class IB.....................     2.10%           2,782    21.339844           59,367
Putnam New Opportunities --
 Class IB.....................     2.15%          30,493     4.223012          128,772
Putnam New Opportunities --
 Class IB.....................     2.20%           3,282     5.457743           17,911
Putnam New Opportunities --
 Class IB.....................     2.20%           2,872     4.215789           12,108
Putnam New Opportunities --
 Class IB.....................     2.30%           3,286     4.199836           13,802
Putnam New Opportunities --
 Class IB.....................     2.45%           2,422     5.398823           13,077
Putnam New Value --
 Class IA.....................     0.40%             744    21.176994           15,759
Putnam New Value --
 Class IA.....................     0.95%           8,540    17.168823          146,630
Putnam New Value --
 Class IA.....................     1.40%       7,551,402    19.355308      146,159,711
Putnam New Value --
 Class IA.....................     1.55%          81,497    19.162917        1,561,714
Putnam New Value --
 Class IA.....................     1.60%          25,212    19.165747          483,214
Putnam New Value --
 Class IA.....................     1.75%          27,945    18.975220          530,256
Putnam New Value --
 Class IA.....................     1.90%           4,490    18.878212           84,771
Putnam New Value --
 Class IA.....................     1.95%             749    18.845966           14,119
Putnam New Value --
 Class IA.....................     2.05%           3,917    11.810057           46,257
Putnam New Value --
 Class IA.....................     2.10%           1,912    18.749593           35,840
Putnam New Value --
 Class IA.....................     2.25%           3,993    18.693370           74,638
Putnam New Value --
 Class IB.....................     0.95%             353    19.325576            6,831
Putnam New Value --
 Class IB.....................     1.25%             150    19.121275            2,864
Putnam New Value --
 Class IB.....................     1.30%             478    19.095788            9,127
Putnam New Value --
 Class IB.....................     1.35%          30,828    19.070302          587,896
Putnam New Value --
 Class IB.....................     1.40%          21,256    17.225880          366,154
Putnam New Value --
 Class IB.....................     1.40%          17,589    19.030624          334,726
Putnam New Value --
 Class IB.....................     1.50%          36,081    16.074788          579,998
Putnam New Value --
 Class IB.....................     1.55%             738    17.076850           12,600
Putnam New Value --
 Class IB.....................     1.55%           5,826    18.933291          110,313
Putnam New Value --
 Class IB.....................     1.60%           1,575    18.900956           29,773
Putnam New Value --
 Class IB.....................     1.65%          49,157    17.547732          862,594
Putnam New Value --
 Class IB.....................     1.70%          35,256    14.479571          510,492
Putnam New Value --
 Class IB.....................     1.70%         111,536    17.524331        1,954,592
Putnam New Value --
 Class IB.....................     1.75%          93,611    18.804315        1,760,299
Putnam New Value --
 Class IB.....................     1.80%          15,960    17.395263          277,623
Putnam New Value --
 Class IB.....................     1.85%         130,324    17.375859        2,264,490
Putnam New Value --
 Class IB.....................     1.90%           1,516    18.708140           28,355
Putnam New Value --
 Class IB.....................     1.95%           5,547    18.676228          103,593
Putnam New Value --
 Class IB.....................     2.00%          34,302    17.224876          590,851

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam New Value --
 Class IB.....................     2.00%           3,214    14.293457           45,937
Putnam New Value --
 Class IB.....................     2.05%          11,467    14.226180          163,133
Putnam New Value --
 Class IB.....................     2.10%             158    18.580695            2,944
Putnam New Value --
 Class IB.....................     2.15%          34,885    17.136808          597,825
Putnam New Value --
 Class IB.....................     2.20%           6,272    14.196053           89,039
Putnam New Value --
 Class IB.....................     2.30%           3,575    17.042759           60,929
Putnam New Value --
 Class IB.....................     2.35%           2,665    14.075774           37,509
Putnam New Value --
 Class IB.....................     2.45%           2,916    14.042955           40,955
Putnam New Value --
 Class IB.....................     2.50%          47,224    14.028905          662,505
Putnam OTC & Emerging
 Growth -- Class IA...........     0.95%          12,170     4.479153           54,513
Putnam OTC & Emerging
 Growth -- Class IA...........     1.10%           2,191     4.437542            9,721
Putnam OTC & Emerging
 Growth -- Class IA...........     1.40%       3,516,258     5.943608       20,899,258
Putnam OTC & Emerging
 Growth -- Class IA...........     1.55%          57,377     5.884407          337,627
Putnam OTC & Emerging
 Growth -- Class IA...........     1.60%          14,750     5.885326           86,810
Putnam OTC & Emerging
 Growth -- Class IA...........     1.75%           6,535     5.826678           38,076
Putnam OTC & Emerging
 Growth -- Class IA...........     1.90%           3,240     5.796876           18,781
Putnam OTC & Emerging
 Growth -- Class IB...........     0.95%              34     5.938693              204
Putnam OTC & Emerging
 Growth -- Class IB...........     1.25%             568     5.875908            3,336
Putnam OTC & Emerging
 Growth -- Class IB...........     1.35%           5,331     5.860253           31,239
Putnam OTC & Emerging
 Growth -- Class IB...........     1.40%         113,946     2.126409          242,297
Putnam OTC & Emerging
 Growth -- Class IB...........     1.40%           8,449     5.848058           49,411
Putnam OTC & Emerging
 Growth -- Class IB...........     1.50%          27,202     5.984874          162,798
Putnam OTC & Emerging
 Growth -- Class IB...........     1.55%          15,836     2.107974           33,383
Putnam OTC & Emerging
 Growth -- Class IB...........     1.55%             932     5.818162            5,425
Putnam OTC & Emerging
 Growth -- Class IB...........     1.60%           1,259     5.808219            7,311
Putnam OTC & Emerging
 Growth -- Class IB...........     1.65%          15,955     1.875588           29,925
Putnam OTC & Emerging
 Growth -- Class IB...........     1.70%           3,478     3.731060           12,975
Putnam OTC & Emerging
 Growth -- Class IB...........     1.70%          59,454     1.873100          111,363
Putnam OTC & Emerging
 Growth -- Class IB...........     1.75%          27,647     5.778536          159,762
Putnam OTC & Emerging
 Growth -- Class IB...........     1.80%             504     1.859240              938
Putnam OTC & Emerging
 Growth -- Class IB...........     1.85%           3,330     3.701958           12,326
Putnam OTC & Emerging
 Growth -- Class IB...........     1.85%         106,628     1.857148          198,025
Putnam OTC & Emerging
 Growth -- Class IB...........     1.90%             287     5.748971            1,647
Putnam OTC & Emerging
 Growth -- Class IB...........     1.95%           1,345     5.739153            7,720
Putnam OTC & Emerging
 Growth -- Class IB...........     2.00%           6,646     1.840989           12,235
Putnam OTC & Emerging
 Growth -- Class IB...........     2.05%           1,820     3.665670            6,671
Putnam OTC & Emerging
 Growth -- Class IB...........     2.10%           9,753     5.709797           55,689
Putnam OTC & Emerging
 Growth -- Class IB...........     2.15%           1,230     1.831576            2,253
Putnam OTC & Emerging
 Growth -- Class IB...........     2.20%           2,471     3.657949            9,037
Putnam OTC & Emerging
 Growth -- Class IB...........     2.20%           6,468     1.828461           11,827
Putnam OTC & Emerging
 Growth -- Class IB...........     2.35%           2,755     3.626916            9,991
Putnam Research --
 Class IA.....................     0.95%          11,550     9.929116          114,686
Putnam Research --
 Class IA.....................     1.40%       2,766,990    12.835022       35,514,383
Putnam Research --
 Class IA.....................     1.55%          70,193    12.707334          891,961
Putnam Research --
 Class IA.....................     1.60%          27,194    12.709235          345,615
Putnam Research --
 Class IA.....................     1.75%          24,211    12.582792          304,642
Putnam Research --
 Class IA.....................     1.90%             760    12.518475            9,515
Putnam Research --
 Class IA.....................     2.05%           1,631    10.899744           17,776
Putnam Research --
 Class IA.....................     2.10%             570    12.433158            7,082

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Research --
 Class IA.....................     2.25%             438    12.395856            5,426
Putnam Research --
 Class IB.....................     0.95%              99    12.836739            1,276
Putnam Research --
 Class IB.....................     1.35%          28,500    12.667136          361,021
Putnam Research --
 Class IB.....................     1.40%          34,250     8.292987          284,038
Putnam Research --
 Class IB.....................     1.40%          11,753    12.640770          148,570
Putnam Research --
 Class IB.....................     1.50%          10,063    12.549535          126,288
Putnam Research --
 Class IB.....................     1.55%           2,806     8.221170           23,067
Putnam Research --
 Class IB.....................     1.55%           3,683    12.576140           46,321
Putnam Research --
 Class IB.....................     1.65%          44,713     8.130508          363,536
Putnam Research --
 Class IB.....................     1.70%          30,030     8.197956          246,188
Putnam Research --
 Class IB.....................     1.70%         105,124     8.119669          853,574
Putnam Research --
 Class IB.....................     1.75%          35,437    12.490453          442,630
Putnam Research --
 Class IB.....................     1.80%           5,881     8.059826           47,398
Putnam Research --
 Class IB.....................     1.85%         110,772     8.050831          891,807
Putnam Research --
 Class IB.....................     1.90%           4,088    12.426554           50,798
Putnam Research --
 Class IB.....................     1.95%           4,065    12.405352           50,429
Putnam Research --
 Class IB.....................     2.00%          39,264     7.980833          313,362
Putnam Research --
 Class IB.....................     2.00%              66     8.092525              533
Putnam Research --
 Class IB.....................     2.05%           2,921     8.054426           23,526
Putnam Research --
 Class IB.....................     2.15%          36,157     7.940014          287,089
Putnam Research --
 Class IB.....................     2.20%           4,835     8.037402           38,863
Putnam Research --
 Class IB.....................     2.20%             834     7.926463            6,610
Putnam Research --
 Class IB.....................     2.30%           4,717     7.896453           37,251
Putnam Research --
 Class IB.....................     2.45%          10,611     7.950676           84,366
Putnam Small Cap Value --
 Class IA.....................     0.40%           1,087    24.821902           26,975
Putnam Small Cap Value --
 Class IA.....................     0.95%           6,006    25.269218          151,779
Putnam Small Cap Value --
 Class IA.....................     1.40%       5,281,234    23.221963      122,640,616
Putnam Small Cap Value --
 Class IA.....................     1.55%          72,457    22.991108        1,665,855
Putnam Small Cap Value --
 Class IA.....................     1.60%          55,361    22.994578        1,273,005
Putnam Small Cap Value --
 Class IA.....................     1.75%          18,751    22.765996          426,877
Putnam Small Cap Value --
 Class IA.....................     1.90%           1,859    22.649613           42,116
Putnam Small Cap Value --
 Class IA.....................     2.05%           1,905    12.813866           24,407
Putnam Small Cap Value --
 Class IA.....................     2.25%             191    22.427929            4,280
Putnam Small Cap Value --
 Class IB.....................     0.95%             309    23.206350            7,161
Putnam Small Cap Value --
 Class IB.....................     1.25%           2,466    22.961103           56,621
Putnam Small Cap Value --
 Class IB.....................     1.35%          10,333    22.899917          236,627
Putnam Small Cap Value --
 Class IB.....................     1.40%          23,223    21.802849          506,329
Putnam Small Cap Value --
 Class IB.....................     1.40%          18,140    22.852263          414,549
Putnam Small Cap Value --
 Class IB.....................     1.50%          23,157    22.718953          526,108
Putnam Small Cap Value --
 Class IB.....................     1.55%             269    21.614147            5,804
Putnam Small Cap Value --
 Class IB.....................     1.55%           2,454    22.735451           55,798
Putnam Small Cap Value --
 Class IB.....................     1.60%             336    22.696612            7,618
Putnam Small Cap Value --
 Class IB.....................     1.65%          23,968    21.279394          510,018
Putnam Small Cap Value --
 Class IB.....................     1.70%          17,961    20.353362          365,562
Putnam Small Cap Value --
 Class IB.....................     1.70%          37,813    21.251025          803,571
Putnam Small Cap Value --
 Class IB.....................     1.75%             523    21.402528           11,184
Putnam Small Cap Value --
 Class IB.....................     1.75%          35,575    22.580613          803,302
Putnam Small Cap Value --
 Class IB.....................     1.80%             805    21.094488           16,980
Putnam Small Cap Value --
 Class IB.....................     1.85%             182    20.195026            3,683

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Small Cap Value --
 Class IB.....................     1.85%          40,923    21.071068          862,289
Putnam Small Cap Value --
 Class IB.....................     1.90%           4,999    22.465138          112,300
Putnam Small Cap Value --
 Class IB.....................     1.95%           2,203    22.426815           49,408
Putnam Small Cap Value --
 Class IB.....................     2.00%          13,231    20.887921          276,369
Putnam Small Cap Value --
 Class IB.....................     2.00%             717    20.091770           14,405
Putnam Small Cap Value --
 Class IB.....................     2.05%           9,614    19.997270          192,261
Putnam Small Cap Value --
 Class IB.....................     2.15%          13,298    20.781140          276,338
Putnam Small Cap Value --
 Class IB.....................     2.20%           3,820    19.954942           76,230
Putnam Small Cap Value --
 Class IB.....................     2.20%             157    20.745647            3,261
Putnam Small Cap Value --
 Class IB.....................     2.30%             872    20.667165           18,024
Putnam Small Cap Value --
 Class IB.....................     2.35%           9,021    19.785912          178,485
Putnam Small Cap Value --
 Class IB.....................     2.45%             446    19.739785            8,813
Putnam Small Cap Value --
 Class IB.....................     2.50%          11,053    19.720038          217,956
Putnam The George Putnam Fund
 of Boston -- Class IA........     0.95%           1,949    12.912191           25,165
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.10%           4,219    12.792374           53,967
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.40%      10,715,709    12.416933      133,056,242
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.55%         202,971    12.293476        2,495,223
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.60%          78,067    12.295349          959,866
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.75%          26,755    12.173080          325,692
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.90%           4,162    12.110816           50,403
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.95%           2,600    12.090139           31,437
Putnam The George Putnam Fund
 of Boston -- Class IA........     2.05%             970    10.870608           10,540
Putnam The George Putnam Fund
 of Boston -- Class IA........     2.10%           1,102    12.028303           13,259
Putnam The George Putnam Fund
 of Boston -- Class IA........     2.25%             264    11.992229            3,167
Putnam The George Putnam Fund
 of Boston -- Class IB........     0.95%             191    12.406767            2,365
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.25%           3,239    12.275612           39,762
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.35%          38,250    12.242859          468,284
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.40%          53,658    12.902070          692,297
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.40%          58,520    12.217383          714,960
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.45%              29    12.196531              359
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.50%          87,493    12.340922        1,079,742
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.55%             191    12.790433            2,443
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.55%           4,122    12.154889           50,097
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.60%           1,068    12.134166           12,956
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.65%          51,089    12.930532          660,606
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.70%          46,400    11.771796          546,210
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.70%          91,881    12.913287        1,186,484
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.75%             104    12.665144            1,323
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.75%          72,467    12.072079          874,832
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.80%           1,890    12.818160           24,228
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.85%             731    11.680196            8,533
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.85%          65,506    12.803898          838,726
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.90%          19,520    12.010316          234,446
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.95%           5,608    12.578852           70,546
Putnam The George Putnam Fund
 of Boston -- Class IB........     1.95%           6,462    11.989820           77,476
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.00%          32,143    12.692634          407,979
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.00%              28    11.620465              327
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.05%           8,768    11.565844          101,414
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.10%          13,079    11.928501          156,010

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.15%          12,043    12.627726          152,077
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.20%           2,749    11.541293           31,726
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.20%           3,395    12.606150           42,792
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.30%           1,382    12.558426           17,353
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.35%             528    11.443519            6,046
Putnam The George Putnam Fund
 of Boston -- Class IB........     2.45%           2,793    11.416830           31,882
Putnam Utilities Growth and
 Income -- Class IA...........     0.40%              24    24.892511              606
Putnam Utilities Growth and
 Income -- Class IA...........     0.95%           3,000    10.764601           32,293
Putnam Utilities Growth and
 Income -- Class IA...........     1.10%             256    10.664779            2,728
Putnam Utilities Growth and
 Income -- Class IA...........     1.40%       6,628,083    23.808461      157,804,454
Putnam Utilities Growth and
 Income -- Class IA...........     1.55%          62,362    23.571700        1,469,977
Putnam Utilities Growth and
 Income -- Class IA...........     1.60%          15,627    23.575315          368,420
Putnam Utilities Growth and
 Income -- Class IA...........     1.75%           6,953    23.340869          162,281
Putnam Utilities Growth and
 Income -- Class IA...........     1.90%           3,272    23.221533           75,974
Putnam Utilities Growth and
 Income -- Class IA...........     2.10%             393    23.063363            9,072
Putnam Utilities Growth and
 Income -- Class IB...........     1.25%           2,268    23.519114           53,332
Putnam Utilities Growth and
 Income -- Class IB...........     1.35%             576    23.456439           13,511
Putnam Utilities Growth and
 Income -- Class IB...........     1.40%          11,770    10.719770          126,173
Putnam Utilities Growth and
 Income -- Class IB...........     1.40%           3,601    23.407636           84,290
Putnam Utilities Growth and
 Income -- Class IB...........     1.50%          54,239    11.285601          612,115
Putnam Utilities Growth and
 Income -- Class IB...........     1.55%             357    10.626999            3,789
Putnam Utilities Growth and
 Income -- Class IB...........     1.65%          49,224    10.561307          519,865
Putnam Utilities Growth and
 Income -- Class IB...........     1.70%           2,259     9.289935           20,985
Putnam Utilities Growth and
 Income -- Class IB...........     1.70%          12,550    10.547209          132,371
Putnam Utilities Growth and
 Income -- Class IB...........     1.75%           7,771    23.129302          179,736
Putnam Utilities Growth and
 Income -- Class IB...........     1.80%             307    10.469508            3,219
Putnam Utilities Growth and
 Income -- Class IB...........     1.85%           7,143    10.457875           74,699
Putnam Utilities Growth and
 Income -- Class IB...........     1.95%           2,677    22.971786           61,491
Putnam Utilities Growth and
 Income -- Class IB...........     2.00%           2,394    10.366979           24,820
Putnam Utilities Growth and
 Income -- Class IB...........     2.05%           9,712     9.127388           88,645
Putnam Utilities Growth and
 Income -- Class IB...........     2.15%           3,607    10.313973           37,201
Putnam Utilities Growth and
 Income -- Class IB...........     2.20%             764    10.296366            7,865
Putnam Utilities Growth and
 Income -- Class IB...........     2.30%           3,324    10.257383           34,092
Putnam Utilities Growth and
 Income -- Class IB...........     2.35%           6,292     9.030912           56,819
Putnam Vista -- Class IA......     0.40%           1,241    17.250467           21,407
Putnam Vista -- Class IA......     0.95%          15,654    10.424090          163,174
Putnam Vista -- Class IA......     1.10%             286    10.327303            2,957
Putnam Vista -- Class IA......     1.40%       6,347,557    15.766854      100,081,002
Putnam Vista -- Class IA......     1.55%          89,161    15.609969        1,391,798
Putnam Vista -- Class IA......     1.60%          24,055    15.612341          375,554
Putnam Vista -- Class IA......     1.75%          22,512    15.456960          347,969
Putnam Vista -- Class IA......     1.90%           1,101    15.377927           16,928
Putnam Vista -- Class IA......     1.95%              31    15.351659              477
Putnam Vista -- Class IA......     2.05%           1,680    12.812340           21,530
Putnam Vista -- Class IA......     2.25%             289    15.227371            4,404
Putnam Vista -- Class IB......     0.95%              22    15.744049              353
Putnam Vista -- Class IB......     1.25%          10,197    15.577633          158,853
Putnam Vista -- Class IB......     1.35%           8,031    15.536136          124,774
Putnam Vista -- Class IB......     1.40%         183,093     6.191472        1,133,615

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Vista -- Class IB......     1.40%           7,686    15.503775          119,169
Putnam Vista -- Class IB......     1.50%          58,007    11.041760          640,503
Putnam Vista -- Class IB......     1.55%          15,858     6.137850           97,334
Putnam Vista -- Class IB......     1.55%           2,521    15.424494           38,892
Putnam Vista -- Class IB......     1.65%          74,861     5.475308          409,884
Putnam Vista -- Class IB......     1.70%          40,395     6.442616          260,248
Putnam Vista -- Class IB......     1.70%          54,038     5.468005          295,480
Putnam Vista -- Class IB......     1.75%          24,276    15.319411          371,898
Putnam Vista -- Class IB......     1.80%             427     5.427675            2,319
Putnam Vista -- Class IB......     1.85%             603     6.392444            3,854
Putnam Vista -- Class IB......     1.85%          61,742     5.421648          334,745
Putnam Vista -- Class IB......     1.90%           6,979    15.241079          106,373
Putnam Vista -- Class IB......     1.95%             575    15.215052            8,748
Putnam Vista -- Class IB......     2.00%          32,573     5.374477          175,061
Putnam Vista -- Class IB......     2.00%             722     6.359757            4,592
Putnam Vista -- Class IB......     2.05%          12,227     6.329796           77,395
Putnam Vista -- Class IB......     2.10%           4,120    15.137251           62,371
Putnam Vista -- Class IB......     2.15%          29,385     5.346997          157,124
Putnam Vista -- Class IB......     2.20%           6,227     6.316433           39,333
Putnam Vista -- Class IB......     2.20%           2,996     5.337848           15,993
Putnam Vista -- Class IB......     2.35%           6,205     6.262849           38,860
Putnam Vista -- Class IB......     2.45%           1,117     6.248255            6,979
Putnam Voyager -- Class IA....     0.40%           1,270    28.294845           35,942
Putnam Voyager -- Class IA....     0.95%          28,208     8.794007          248,064
Putnam Voyager -- Class IA....     1.10%           3,903     8.712385           34,001
Putnam Voyager -- Class IA....     1.40%      14,667,842    53.168716      779,870,320
Putnam Voyager -- Class IA....     1.55%         113,410    52.639746        5,969,899
Putnam Voyager -- Class IA....     1.60%          18,755    52.647759          987,415
Putnam Voyager -- Class IA....     1.75%          23,479    52.123942        1,223,812
Putnam Voyager -- Class IA....     1.90%           2,340    51.857356          121,367
Putnam Voyager -- Class IA....     1.95%             885    51.768787           45,821
Putnam Voyager -- Class IA....     2.05%           3,679    10.718460           39,437
Putnam Voyager -- Class IA....     2.10%             118    51.504024            6,082
Putnam Voyager -- Class IA....     2.25%           1,247    51.349555           64,027
Putnam Voyager -- Class IB....     0.95%              40    53.119306            2,124
Putnam Voyager -- Class IB....     1.25%             411    52.557636           21,616
Putnam Voyager -- Class IB....     1.35%          18,012    52.417515          944,124
Putnam Voyager -- Class IB....     1.40%         277,659     5.736711        1,592,849
Putnam Voyager -- Class IB....     1.40%          16,250    52.308412          849,999
Putnam Voyager -- Class IB....     1.45%              11    52.219092              564
Putnam Voyager -- Class IB....     1.50%         138,841    10.082489        1,399,862
Putnam Voyager -- Class IB....     1.55%          24,018     5.687005          136,592
Putnam Voyager -- Class IB....     1.55%           2,200    52.040897          114,514
Putnam Voyager -- Class IB....     1.60%             203    51.952019           10,538
Putnam Voyager -- Class IB....     1.65%         122,354     5.317266          650,588
Putnam Voyager -- Class IB....     1.70%          39,737     6.599496          262,245
Putnam Voyager -- Class IB....     1.70%         582,513     5.310183        3,093,250
Putnam Voyager -- Class IB....     1.75%          67,138    51.686280        3,470,129
Putnam Voyager -- Class IB....     1.80%           1,677     5.271046            8,838

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Voyager -- Class IB....     1.85%           3,728     6.548116           24,413
Putnam Voyager -- Class IB....     1.85%         314,772     5.265168        1,657,328
Putnam Voyager -- Class IB....     1.90%           6,650    51.421921          341,944
Putnam Voyager -- Class IB....     1.95%           1,981    51.334103          101,718
Putnam Voyager -- Class IB....     2.00%         151,659     5.219376          791,566
Putnam Voyager -- Class IB....     2.00%             976     6.514619            6,360
Putnam Voyager -- Class IB....     2.05%          49,047     6.483949          318,016
Putnam Voyager -- Class IB....     2.10%           3,486    51.071546          178,032
Putnam Voyager -- Class IB....     2.15%         158,407     5.192688          822,557
Putnam Voyager -- Class IB....     2.20%          20,474     6.470244          132,474
Putnam Voyager -- Class IB....     2.20%           4,181     5.183815           21,672
Putnam Voyager -- Class IB....     2.30%          18,725     5.164176           96,698
Putnam Voyager -- Class IB....     2.35%          19,740     6.415386          126,638
Putnam Voyager -- Class IB....     2.45%          13,920     6.400421           89,095
Putnam Voyager -- Class IB....     2.50%          11,616     6.394015           74,272
Putnam Discovery Growth --
 Class IA.....................     0.95%           8,572     5.643475           48,377
Putnam Discovery Growth --
 Class IA.....................     1.40%       1,022,043     5.513680        5,635,220
Putnam Discovery Growth --
 Class IA.....................     1.55%           6,727     5.471105           36,802
Putnam Discovery Growth --
 Class IA.....................     1.60%           8,677     5.459637           47,374
Putnam Discovery Growth --
 Class IA.....................     1.75%          22,759     5.417455          123,294
Putnam Discovery Growth --
 Class IA.....................     2.10%           5,785     5.353024           30,965
Putnam Discovery Growth --
 Class IB.....................     0.95%             340     5.525319            1,877
Putnam Discovery Growth --
 Class IB.....................     1.25%             312     5.466906            1,706
Putnam Discovery Growth --
 Class IB.....................     1.35%             574     5.452348            3,128
Putnam Discovery Growth --
 Class IB.....................     1.40%          15,040     5.442212           81,853
Putnam Discovery Growth --
 Class IB.....................     1.50%           5,471     5.414160           29,620
Putnam Discovery Growth --
 Class IB.....................     1.55%           3,206     5.400170           17,312
Putnam Discovery Growth --
 Class IB.....................     1.65%          22,318     5.372303          119,897
Putnam Discovery Growth --
 Class IB.....................     1.70%          32,322     5.358434          173,195
Putnam Discovery Growth --
 Class IB.....................     1.75%          47,554     5.347210          254,281
Putnam Discovery Growth --
 Class IB.....................     1.85%           4,846     5.317045           25,766
Putnam Discovery Growth --
 Class IB.....................     1.90%           8,187     5.305911           43,440
Putnam Discovery Growth --
 Class IB.....................     1.95%           4,220     5.310801           22,413
Putnam Discovery Growth --
 Class IB.....................     2.00%          22,306     5.278563          117,741
Putnam Discovery Growth --
 Class IB.....................     2.05%           7,110     5.264932           37,436
Putnam Discovery Growth --
 Class IB.....................     2.15%           5,240     5.251551           27,517
Putnam Discovery Growth --
 Class IB.....................     2.30%           9,376     5.222078           48,961
Putnam Capital
 Opportunities -- Class IA....     0.95%           2,816    16.664442           46,931
Putnam Capital
 Opportunities -- Class IA....     1.40%         431,702    16.465719        7,108,283
Putnam Capital
 Opportunities -- Class IA....     1.55%           5,730    16.399980           93,972
Putnam Capital
 Opportunities -- Class IA....     1.60%           5,678    16.378155           92,995
Putnam Capital
 Opportunities -- Class IA....     1.75%           1,235    16.312794           20,140
Putnam Capital
 Opportunities -- Class IB....     0.95%              69    16.528392            1,137
Putnam Capital
 Opportunities -- Class IB....     1.25%           3,154    16.396716           51,711
Putnam Capital
 Opportunities -- Class IB....     1.35%           1,740    16.353072           28,452
Putnam Capital
 Opportunities -- Class IB....     1.40%             455    16.331298            7,424
Putnam Capital
 Opportunities -- Class IB....     1.50%           1,575    16.287801           25,650
Putnam Capital
 Opportunities -- Class IB....     1.55%             516    16.266109            8,398
Putnam Capital
 Opportunities -- Class IB....     1.65%           1,887    16.222792           30,612

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2005

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam Capital
 Opportunities -- Class IB....     1.70%          10,750    16.201171          174,167
Putnam Capital
 Opportunities -- Class IB....     1.75%          11,289    16.179615          182,653
Putnam Capital
 Opportunities -- Class IB....     1.85%           2,747    16.136515           44,327
Putnam Capital
 Opportunities -- Class IB....     2.00%           3,552    16.072123           57,093
Putnam Capital
 Opportunities -- Class IB....     2.05%           3,669    16.050719           58,894
Putnam Capital
 Opportunities -- Class IB....     2.15%           1,652    16.007989           26,452
Putnam Capital
 Opportunities -- Class IB....     2.20%              37    15.986646              597
Putnam Capital
 Opportunities -- Class IB....     2.30%             625    15.944087            9,967
Putnam Capital
 Opportunities -- Class IB....     2.35%           9,284    15.922847          147,835
Putnam Capital
 Opportunities -- Class IB....     2.45%             686    15.885699           10,901
Putnam Capital
 Opportunities -- Class IB....     2.50%             336    15.869804            5,336
Putnam Equity Income --
 Class IA.....................     0.95%             320    14.078772            4,507
Putnam Equity Income --
 Class IA.....................     1.40%       2,371,550    13.910811       32,990,187
Putnam Equity Income --
 Class IA.....................     1.55%          27,502    13.855279          381,048
Putnam Equity Income --
 Class IA.....................     1.60%           4,067    13.836823           56,272
Putnam Equity Income --
 Class IA.....................     1.75%          14,237    13.781585          196,203
Putnam Equity Income --
 Class IA.....................     1.90%             291    13.726575            3,991
Putnam Equity Income --
 Class IA.....................     1.95%           4,702    13.708255           64,459
Putnam Equity Income --
 Class IB.....................     0.95%             183    13.975903            2,562
Putnam Equity Income --
 Class IB.....................     1.35%          30,008    13.827598          414,935
Putnam Equity Income --
 Class IB.....................     1.40%           6,065    13.809159           83,748
Putnam Equity Income --
 Class IB.....................     1.50%          20,527    13.772396          282,708
Putnam Equity Income --
 Class IB.....................     1.55%           5,784    13.754049           79,558
Putnam Equity Income --
 Class IB.....................     1.65%          18,282    13.717411          250,787
Putnam Equity Income --
 Class IB.....................     1.70%          90,317    13.699122        1,237,266
Putnam Equity Income --
 Class IB.....................     1.75%          42,634    13.680861          583,274
Putnam Equity Income --
 Class IB.....................     1.80%             625    13.662645            8,537
Putnam Equity Income --
 Class IB.....................     1.85%          24,120    13.644451          329,110
Putnam Equity Income --
 Class IB.....................     1.90%           8,962    13.626242          122,118
Putnam Equity Income --
 Class IB.....................     1.95%             788    13.608104           10,718
Putnam Equity Income --
 Class IB.....................     2.00%          28,310    13.589943          384,728
Putnam Equity Income --
 Class IB.....................     2.05%           7,270    13.571839           98,662
Putnam Equity Income --
 Class IB.....................     2.15%           5,649    13.535693           76,460
Putnam Equity Income --
 Class IB.....................     2.20%           6,458    13.517663           87,301
Putnam Equity Income --
 Class IB.....................     2.30%           2,855    13.481667           38,493
Putnam Equity Income --
 Class IB.....................     2.35%           7,308    13.463703           98,397
Putnam Equity Income --
 Class IB.....................     2.45%           1,450    13.432298           19,479
Salomon Brothers Variable All
 Cap Value Fund -- Class I....     1.40%         849,696     1.333798        1,133,324
Salomon Brothers Variable All
 Cap Value Fund -- Class I....     1.55%           7,493     1.321808            9,905
Salomon Brothers Variable High
 Yield Bond Fund -- Class I..      1.40%          84,725     1.493640          126,548
Salomon Brothers Variable
 Investors Fund -- Class I....     1.40%         444,930     1.242971          553,035
Salomon Brothers Variable
 Investors Fund -- Class I....     1.55%           2,003     1.231762            2,467
Salomon Brothers Variable
 Total Return Fund --
 Class I......................     1.40%          95,679     1.202497          115,054
Salomon Brothers Variable
 Total Return Fund --
 Class I......................     1.55%           1,971     1.191681            2,349
                                                                       ---------------
    SUB-TOTAL.................                                         $ 5,417,885,447
                                                                       ---------------
ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD (BY
 SUB-ACCOUNT):
Putnam Mid Cap Value --
 Class IA.....................     1.40%             213    16.246299            3,453
Putnam American Government
 Income -- Class IA...........     1.40%           6,145    12.798369           78,645

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                                               UNITS
                                  FEES       OWNED BY      UNIT FAIR      CONTRACT
                                (NOTE 3)    PARTICPANTS     VALUE #       LIABILITY
                                --------  ---------------  ----------  ---------------
Putnam American Government
 Income -- Class IB...........     1.40%           3,484    12.444651           43,354
Putnam Capital
 Appreciation -- Class IA.....     1.40%           7,162     9.267824           66,374
Putnam Diversified Income --
 Class IA.....................     1.40%          24,214    17.307629          419,084
Putnam Diversified Income --
 Class IB.....................     1.40%           6,424    17.009177          109,267
Putnam Global Asset
 Allocation -- Class IA.......     1.40%          21,659    33.490477          725,384
Putnam Global Asset
 Allocation -- Class IB.......     1.40%           7,665    10.276634           78,765
Putnam Global Equity --
 Class IA.....................     1.40%          44,409    23.141368        1,027,691
Putnam Growth and Income --
 Class IA.....................     1.40%         117,665    51.873616        6,103,695
Putnam Growth and Income --
 Class IB.....................     1.40%             195    51.031173            9,926
Putnam Growth
 Opportunities -- Class IA....     1.40%              74     4.539082              338
Putnam Health Sciences --
 Class IA.....................     1.40%           2,466    12.213515           30,119
Putnam High Yield --
 Class IA.....................     1.40%          17,953    31.418293          564,061
Putnam High Yield --
 Class IB.....................     1.40%             443    30.862998           13,688
Putnam Income -- Class IA.....     1.40%          38,078    26.713449        1,017,200
Putnam Income -- Class IB.....     1.35%           2,867    26.340336           75,520
Putnam Income -- Class IB.....     1.40%           2,165    26.285513           56,908
Putnam International Growth
 and Income -- Class IA.......     1.40%           5,522    19.445766          107,370
Putnam International
 Equity -- Class IA...........     1.40%           4,860    19.531046           94,913
Putnam International
 Equity -- Class IB...........     1.40%           4,134     8.998841           37,203
Putnam International New
 Opportunities -- Class IA....     1.40%           2,337    14.137559           33,042
Putnam Investors --
 Class IA.....................     0.95%             993     8.634611            8,576
Putnam Investors --
 Class IA.....................     1.40%          10,491     9.925336          104,131
Putnam Investors --
 Class IB.....................     1.40%           1,587     9.766294           15,501
Putnam Money Market --
 Class IA.....................     1.40%         161,582     1.710359          276,363
Putnam New Opportunities --
 Class IA.....................     1.40%          15,713    22.236170          349,387
Putnam New Value --
 Class IA.....................     1.40%           7,650    19.355308          148,065
Putnam OTC & Emerging
 Growth -- Class IA...........     1.40%             467     5.943608            2,776
Putnam Research --
 Class IA.....................     1.40%           3,618    12.835022           46,436
Putnam Small Cap Value --
 Class IA.....................     1.40%           5,571    23.221963          129,359
Putnam Small Cap Value --
 Class IB.....................     1.40%             937    21.802849           20,419
Putnam The George Putnam Fund
 of Boston -- Class IA........     1.40%          19,166    12.416933          237,979
Putnam Utilities Growth and
 Income -- Class IA...........     1.40%          27,886    23.808461          663,933
Putnam Vista -- Class IA......     1.40%           4,470    15.766854           70,478
Putnam Voyager -- Class IA....     1.40%          50,768    53.168716        2,699,263
Putnam Voyager -- Class IB....     1.40%           5,866     5.736711           33,651
Putnam Voyager -- Class IB....     1.40%             173    52.308412            9,039
Putnam Discovery Growth --
 Class IA.....................     1.40%           4,969     5.513680           27,395
Putnam Equity Income --
 Class IA.....................     1.40%           4,169    13.910811           57,999
                                                                       ---------------
    SUB-TOTAL.................                                         $    15,596,750
                                                                       ---------------
GRAND TOTAL...................                                         $ 5,433,482,197
                                                                       ===============
# Rounded unit values

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                               PUTNAM           PUTNAM        PUTNAM
                              PUTNAM          AMERICAN         CAPITAL     DIVERSIFIED
                           MID CAP VALUE  GOVERNMENT INCOME  APPRECIATION     INCOME
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  -----------------  ------------  ------------
INVESTMENT INCOME:
  Dividends..............   $   75,603       $ 2,484,122      $  85,804    $14,858,485
                            ----------       -----------      ---------    -----------
EXPENSE:
  Mortality and expense
   risk charges..........     (305,389)         (870,848)      (175,044)    (2,478,933)
                            ----------       -----------      ---------    -----------
    Net investment income
     (loss)..............     (229,786)        1,613,274        (89,240)    12,379,552
                            ----------       -----------      ---------    -----------
CAPITAL GAINS INCOME
 (LOSS)..................      387,921           152,565         --            --
                            ----------       -----------      ---------    -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       12,432           (78,552)        59,178     (3,068,906)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................    2,523,813        (1,442,162)       939,326     (5,557,024)
                            ----------       -----------      ---------    -----------
    Net gain (loss) on
     investments.........    2,536,245        (1,520,714)       998,504     (8,625,930)
                            ----------       -----------      ---------    -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $2,694,380       $   245,125      $ 909,264    $ 3,753,622
                            ==========       ===========      =========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________

                              PUTNAM                                          PUTNAM
                           GLOBAL ASSET     PUTNAM           PUTNAM           GROWTH          PUTNAM           PUTNAM
                            ALLOCATION   GLOBAL EQUITY  GROWTH AND INCOME  OPPORTUNITIES  HEALTH SCIENCES    HIGH YIELD
                           SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  -------------  -----------------  -------------  ---------------  --------------
INVESTMENT INCOME:
  Dividends..............  $ 2,147,715   $  2,431,051     $ 33,545,840      $   119,766     $  212,802      $ 16,388,030
                           -----------   ------------     ------------      -----------     ----------      ------------
EXPENSE:
  Mortality and expense
   risk charges..........   (1,902,850)    (2,857,169)     (22,585,557)        (174,227)      (909,775)       (2,405,533)
                           -----------   ------------     ------------      -----------     ----------      ------------
    Net investment income
     (loss)..............      244,865       (426,118)      10,960,283          (54,461)      (696,973)       13,982,497
                           -----------   ------------     ------------      -----------     ----------      ------------
CAPITAL GAINS INCOME
 (LOSS)..................      --             --              --                --             --               --
                           -----------   ------------     ------------      -----------     ----------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    2,254,089    (13,738,747)     122,601,505       (4,078,245)     1,579,003       (17,380,007)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................    6,007,032     30,519,060      (64,892,233)       4,414,959      7,232,143         7,120,355
                           -----------   ------------     ------------      -----------     ----------      ------------
    Net gain (loss) on
     investments.........    8,261,121     16,780,313       57,709,272          336,714      8,811,146       (10,259,652)
                           -----------   ------------     ------------      -----------     ----------      ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 8,505,986   $ 16,354,195     $ 68,669,555      $   282,253     $8,114,173      $  3,722,845
                           ===========   ============     ============      ===========     ==========      ============


                               PUTNAM
                               INCOME
                            SUB-ACCOUNT
                           --------------
INVESTMENT INCOME:
  Dividends..............   $ 11,438,773
                            ------------
EXPENSE:
  Mortality and expense
   risk charges..........     (4,126,299)
                            ------------
    Net investment income
     (loss)..............      7,312,474
                            ------------
CAPITAL GAINS INCOME
 (LOSS)..................      3,716,728
                            ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      3,604,281
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................    (10,431,562)
                            ------------
    Net gain (loss) on
     investments.........     (6,827,281)
                            ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $  4,201,921
                            ============

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                PUTNAM           PUTNAM           PUTNAM
                             INTERNATIONAL    INTERNATIONAL    INTERNATIONAL        PUTNAM
                           GROWTH AND INCOME     EQUITY      NEW OPPORTUNITIES    INVESTORS
                              SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------  -------------  -----------------  --------------
INVESTMENT INCOME:
  Dividends..............     $ 1,047,438      $ 2,523,638      $  364,170       $ 1,962,412
                              -----------      -----------      ----------       -----------
EXPENSE:
  Mortality and expense
   risk charges..........      (1,263,220)      (1,886,890)       (504,813)       (2,014,664)
                              -----------      -----------      ----------       -----------
    Net investment income
     (loss)..............        (215,782)         636,748        (140,643)          (52,252)
                              -----------      -----------      ----------       -----------
CAPITAL GAINS INCOME
 (LOSS)..................        --                --             --                 --
                              -----------      -----------      ----------       -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       1,224,789        1,840,306         200,146        (5,385,841)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      11,199,449       12,669,149       6,309,868        16,641,845
                              -----------      -----------      ----------       -----------
    Net gain (loss) on
     investments.........      12,424,238       14,509,455       6,510,014        11,256,004
                              -----------      -----------      ----------       -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $12,208,456      $15,146,203      $6,369,371       $11,203,752
                              ===========      ===========      ==========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                                                                               PUTNAM
                              PUTNAM          PUTNAM           PUTNAM           OTC &          PUTNAM         PUTNAM
                           MONEY MARKET  NEW OPPORTUNITIES    NEW VALUE    EMERGING GROWTH    RESEARCH    SMALL CAP VALUE
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           ------------  -----------------  -------------  ---------------  ------------  ---------------
INVESTMENT INCOME:
  Dividends..............  $ 3,302,734      $ 1,366,715      $ 1,798,561    $   --          $   475,736     $   542,325
                           -----------      -----------      -----------    ------------    -----------     -----------
EXPENSE:
  Mortality and expense
   risk charges..........   (1,536,654)      (4,612,795)      (2,133,413)       (299,157)      (572,092)     (1,809,662)
                           -----------      -----------      -----------    ------------    -----------     -----------
    Net investment income
     (loss)..............    1,766,080       (3,246,080)        (334,852)       (299,157)       (96,356)     (1,267,337)
                           -----------      -----------      -----------    ------------    -----------     -----------
CAPITAL GAINS INCOME
 (LOSS)..................      --              --                --             --              --            8,480,717
                           -----------      -----------      -----------    ------------    -----------     -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      --            (1,151,671)       3,403,394     (16,314,356)    (1,501,065)      9,330,835
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      --            34,018,392        4,418,127      17,975,517      3,179,026      (9,229,570)
                           -----------      -----------      -----------    ------------    -----------     -----------
    Net gain (loss) on
     investments.........      --            32,866,721        7,821,521       1,661,161      1,677,961         101,265
                           -----------      -----------      -----------    ------------    -----------     -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 1,766,080      $29,620,641      $ 7,486,669    $  1,362,004    $ 1,581,605     $ 7,314,645
                           ===========      ===========      ===========    ============    ===========     ===========

                                PUTNAM
                           THE GEORGE PUTNAM
                            FUND OF BOSTON
                              SUB-ACCOUNT
                           -----------------
INVESTMENT INCOME:
  Dividends..............     $ 3,593,400
                              -----------
EXPENSE:
  Mortality and expense
   risk charges..........      (1,999,349)
                              -----------
    Net investment income
     (loss)..............       1,594,051
                              -----------
CAPITAL GAINS INCOME
 (LOSS)..................        --
                              -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       2,547,187
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................         225,893
                              -----------
    Net gain (loss) on
     investments.........       2,773,080
                              -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $ 4,367,131
                              ===========

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                                PUTNAM
                           UTILITIES GROWTH     PUTNAM          PUTNAM           PUTNAM
                              AND INCOME         VISTA         VOYAGER      DISCOVERY GROWTH
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                           ----------------  -------------  --------------  ----------------
INVESTMENT INCOME:
  Dividends..............    $ 3,679,463      $   --         $  8,278,027       $--
                             -----------      -----------    ------------       --------
EXPENSE:
  Mortality and expense
   risk charges..........     (2,146,262)      (1,361,081)    (10,799,881)       (97,384)
                             -----------      -----------    ------------       --------
    Net investment income
     (loss)..............      1,533,201       (1,361,081)     (2,521,854)       (97,384)
                             -----------      -----------    ------------       --------
CAPITAL GAINS INCOME
 (LOSS)..................       --                --             --              --
                             -----------      -----------    ------------       --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      4,587,758       (1,996,854)     32,687,273        475,917
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      6,435,009       14,284,746       3,257,745          4,898
                             -----------      -----------    ------------       --------
    Net gain (loss) on
     investments.........     11,022,767       12,287,892      35,945,018        480,815
                             -----------      -----------    ------------       --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $12,555,968      $10,926,811    $ 33,423,164       $383,431
                             ===========      ===========    ============       ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________

                              PUTNAM                     SALOMON BROTHERS   SALOMON BROTHERS    SALOMON BROTHERS  SALOMON BROTHERS
                              CAPITAL        PUTNAM      VARIABLE ALL CAP  VARIABLE HIGH YIELD      VARIABLE       VARIABLE TOTAL
                           OPPORTUNITIES  EQUITY INCOME     VALUE FUND          BOND FUND        INVESTORS FUND     RETURN FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           -------------  -------------  ----------------  -------------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends..............    $ --          $  379,543        $  9,773            $ 7,496            $ 6,508           $ 2,319
                             --------      ----------        --------            -------            -------           -------
EXPENSE:
  Mortality and expense
   risk charges..........     (90,777)       (462,903)        (14,574)            (1,528)            (7,212)           (1,367)
                             --------      ----------        --------            -------            -------           -------
    Net investment income
     (loss)..............     (90,777)        (83,360)         (4,801)             5,968               (704)              952
                             --------      ----------        --------            -------            -------           -------
CAPITAL GAINS INCOME
 (LOSS)..................      29,492         464,054             805              2,089            --                    766
                             --------      ----------        --------            -------            -------           -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      10,306          39,560          10,015                111              5,529               716
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     693,432       1,209,817          28,210             (5,194)            27,432              (177)
                             --------      ----------        --------            -------            -------           -------
    Net gain (loss) on
     investments.........     703,738       1,249,377          38,225             (5,083)            32,961               539
                             --------      ----------        --------            -------            -------           -------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $642,453      $1,630,071        $ 34,229            $ 2,974            $32,257           $ 2,257
                             ========      ==========        ========            =======            =======           =======

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                             PUTNAM
                                            AMERICAN       PUTNAM        PUTNAM
                              PUTNAM       GOVERNMENT     CAPITAL     DIVERSIFIED
                           MID CAP VALUE     INCOME     APPRECIATION     INCOME
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  ------------  ------------
OPERATIONS:
  Net investment income
   (loss)................   $  (229,786)  $  1,613,274  $   (89,240)  $ 12,379,552
  Capital gains income...       387,921        152,565      --             --
  Net realized gain
   (loss) on security
   transactions..........        12,432        (78,552)      59,178     (3,068,906)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     2,523,813     (1,442,162)     939,326     (5,557,024)
                            -----------   ------------  -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     2,694,380        245,125      909,264      3,753,622
                            -----------   ------------  -----------   ------------
UNIT TRANSACTIONS:
  Purchases..............       309,533        416,385       50,336      1,384,368
  Net transfers..........    10,464,441     (4,033,636)   2,737,449      5,673,880
  Surrenders for benefit
   payments and fees.....    (3,540,741)   (14,411,583)  (2,575,849)   (39,522,825)
  Net annuity
   transactions..........        (1,858)       (29,589)      19,181        (20,614)
                            -----------   ------------  -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     7,231,375    (18,058,423)     231,117    (32,485,191)
                            -----------   ------------  -----------   ------------
  Net increase (decrease)
   in net assets.........     9,925,755    (17,813,298)   1,140,381    (28,731,569)
NET ASSETS:
  Beginning of year......    18,310,447     78,323,736   13,157,911    207,648,850
                            -----------   ------------  -----------   ------------
  End of year............   $28,236,202   $ 60,510,438  $14,298,292   $178,917,281
                            ===========   ============  ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________

                              PUTNAM                        PUTNAM         PUTNAM         PUTNAM
                           GLOBAL ASSET     PUTNAM        GROWTH AND       GROWTH         HEALTH        PUTNAM        PUTNAM
                            ALLOCATION   GLOBAL EQUITY      INCOME      OPPORTUNITIES    SCIENCES     HIGH YIELD      INCOME
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  --------------  -------------  ------------  ------------  ------------
OPERATIONS:
  Net investment income
   (loss)................  $    244,865  $   (426,118)  $   10,960,283   $   (54,461)  $   (696,973) $ 13,982,497  $  7,312,474
  Capital gains income...       --            --              --             --             --            --          3,716,728
  Net realized gain
   (loss) on security
   transactions..........     2,254,089   (13,738,747)     122,601,505    (4,078,245)     1,579,003   (17,380,007)    3,604,281
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     6,007,032    30,519,060      (64,892,233)    4,414,959      7,232,143     7,120,355   (10,431,562)
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     8,505,986    16,354,195       68,669,555       282,253      8,114,173     3,722,845     4,201,921
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
UNIT TRANSACTIONS:
  Purchases..............     1,131,391       997,996        7,478,751        94,404        342,584       807,493     2,488,649
  Net transfers..........     5,055,827    (5,296,579)     (51,821,643)   (1,236,365)        94,280   (11,785,403)   (2,158,815)
  Surrenders for benefit
   payments and fees.....   (26,216,948)  (36,294,233)    (323,523,316)   (1,966,181)   (11,673,006)  (39,651,692)  (56,337,237)
  Net annuity
   transactions..........      (116,341)     (176,643)        (492,746)          (14)       (19,334)      (85,116)      (90,816)
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (20,146,071)  (40,769,459)    (368,358,954)   (3,108,156)   (11,255,476)  (50,714,718)  (56,098,219)
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  Net increase (decrease)
   in net assets.........   (11,640,085)  (24,415,264)    (299,689,399)   (2,825,903)    (3,141,303)  (46,991,873)  (51,896,298)
NET ASSETS:
  Beginning of year......   158,700,640   245,926,370    1,977,280,743    15,558,296     74,651,556   217,690,528   349,596,083
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  End of year............  $147,060,555  $221,511,106   $1,677,591,344   $12,732,393   $ 71,510,253  $170,698,655  $297,699,785
                           ============  ============   ==============   ===========   ============  ============  ============

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                              PUTNAM
                           INTERNATIONAL     PUTNAM           PUTNAM
                            GROWTH AND    INTERNATIONAL    INTERNATIONAL        PUTNAM
                              INCOME         EQUITY      NEW OPPORTUNITIES    INVESTORS
                            SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -------------  -------------  -----------------  --------------
OPERATIONS:
  Net investment income
   (loss)................  $   (215,782)  $    636,748      $  (140,643)     $    (52,252)
  Capital gains income...       --             --              --                --
  Net realized gain
   (loss) on security
   transactions..........     1,224,789      1,840,306          200,146        (5,385,841)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................    11,199,449     12,669,149        6,309,868        16,641,845
                           ------------   ------------      -----------      ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    12,208,456     15,146,203        6,369,371        11,203,752
                           ------------   ------------      -----------      ------------
UNIT TRANSACTIONS:
  Purchases..............       936,402      1,095,318          303,280         1,202,136
  Net transfers..........    11,463,609         34,841        7,375,682        (3,302,584)
  Surrenders for benefit
   payments and fees.....   (18,494,146)   (24,419,082)      (6,481,157)      (23,583,820)
  Net annuity
   transactions..........       (67,826)       (48,329)         (11,603)          (53,436)
                           ------------   ------------      -----------      ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (6,161,961)   (23,337,252)       1,186,202       (25,737,704)
                           ------------   ------------      -----------      ------------
  Net increase (decrease)
   in net assets.........     6,046,495     (8,191,049)       7,555,573       (14,533,952)
NET ASSETS:
  Beginning of year......    97,838,642    155,257,708       38,295,965       168,592,518
                           ------------   ------------      -----------      ------------
  End of year............  $103,885,137   $147,066,659      $45,851,538      $154,058,566
                           ============   ============      ===========      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                                                                                  PUTNAM
                                                                                  OTC &                          PUTNAM
                               PUTNAM           PUTNAM            PUTNAM         EMERGING        PUTNAM        SMALL CAP
                            MONEY MARKET   NEW OPPORTUNITIES    NEW VALUE         GROWTH        RESEARCH         VALUE
                            SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           --------------  -----------------  --------------  --------------  -------------  --------------
OPERATIONS:
  Net investment income
   (loss)................   $  1,766,080     $ (3,246,080)     $   (334,852)   $   (299,157)   $   (96,356)   $ (1,267,337)
  Capital gains income...       --               --                --              --              --            8,480,717
  Net realized gain
   (loss) on security
   transactions..........       --             (1,151,671)        3,403,394     (16,314,356)    (1,501,065)      9,330,835
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       --             34,018,392         4,418,127      17,975,517      3,179,026      (9,229,570)
                            ------------     ------------      ------------    ------------    -----------    ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      1,766,080       29,620,641         7,486,669       1,362,004      1,581,605       7,314,645
                            ------------     ------------      ------------    ------------    -----------    ------------
UNIT TRANSACTIONS:
  Purchases..............      1,825,816        1,983,869         1,322,697         165,033        273,138         761,280
  Net transfers..........     37,257,008      (23,943,094)       10,461,404      (3,178,001)      (832,052)    (10,426,063)
  Surrenders for benefit
   payments and fees.....    (62,612,409)     (59,081,743)      (30,554,041)     (3,223,179)    (7,138,965)    (24,917,478)
  Net annuity
   transactions..........        (85,245)         (60,684)          (27,912)         (5,655)        10,428         (40,112)
                            ------------     ------------      ------------    ------------    -----------    ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (23,614,830)     (81,101,652)      (18,797,852)     (6,241,802)    (7,687,451)    (34,622,373)
                            ------------     ------------      ------------    ------------    -----------    ------------
  Net increase (decrease)
   in net assets.........    (21,848,750)     (51,481,011)      (11,311,183)     (4,879,798)    (6,105,846)    (27,307,728)
NET ASSETS:
  Beginning of year......    130,718,329      405,907,503       172,706,104      27,505,148     48,091,909     160,330,470
                            ------------     ------------      ------------    ------------    -----------    ------------
  End of year............   $108,869,579     $354,426,492      $161,394,921    $ 22,625,350    $41,986,063    $133,022,742
                            ============     ============      ============    ============    ===========    ============

                               PUTNAM
                             THE GEORGE
                            PUTNAM FUND
                             OF BOSTON
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................   $  1,594,051
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........      2,547,187
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................        225,893
                            ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      4,367,131
                            ------------
UNIT TRANSACTIONS:
  Purchases..............        784,434
  Net transfers..........      4,142,244
  Surrenders for benefit
   payments and fees.....    (31,314,302)
  Net annuity
   transactions..........         24,689
                            ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (26,362,935)
                            ------------
  Net increase (decrease)
   in net assets.........    (21,995,804)
NET ASSETS:
  Beginning of year......    167,793,025
                            ------------
  End of year............   $145,797,221
                            ============

_____________________________________ SA-37 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

                               PUTNAM
                             UTILITIES
                             GROWTH AND        PUTNAM          PUTNAM            PUTNAM
                               INCOME          VISTA           VOYAGER      DISCOVERY GROWTH
                            SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  --------------  ---------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................   $  1,533,201    $ (1,361,081)   $  (2,521,854)    $   (97,384)
  Capital gains income...       --              --               --              --
  Net realized gain
   (loss) on security
   transactions..........      4,587,758      (1,996,854)      32,687,273         475,917
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      6,435,009      14,284,746        3,257,745           4,898
                            ------------    ------------    -------------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     12,555,968      10,926,811       33,423,164         383,431
                            ------------    ------------    -------------     -----------
UNIT TRANSACTIONS:
  Purchases..............        766,794         577,589        4,437,275          53,317
  Net transfers..........      4,365,295      (2,362,679)     (53,470,797)     (1,231,071)
  Surrenders for benefit
   payments and fees.....    (29,530,462)    (17,932,194)    (147,142,903)       (925,237)
  Net annuity
   transactions..........        (94,955)         (7,761)        (552,618)         (1,722)
                            ------------    ------------    -------------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (24,493,328)    (19,725,045)    (196,729,043)     (2,104,713)
                            ------------    ------------    -------------     -----------
  Net increase (decrease)
   in net assets.........    (11,937,360)     (8,798,234)    (163,305,879)     (1,721,282)
NET ASSETS:
  Beginning of year......    174,662,116     115,980,662      972,034,634       8,676,852
                            ------------    ------------    -------------     -----------
  End of year............   $162,724,756    $107,182,428    $ 808,728,755     $ 6,955,570
                            ============    ============    =============     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-38 ____________________________________

                              PUTNAM                     SALOMON BROTHERS   SALOMON BROTHERS    SALOMON BROTHERS  SALOMON BROTHERS
                              CAPITAL        PUTNAM      VARIABLE ALL CAP  VARIABLE HIGH YIELD      VARIABLE       VARIABLE TOTAL
                           OPPORTUNITIES  EQUITY INCOME     VALUE FUND          BOND FUND        INVESTORS FUND     RETURN FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           -------------  -------------  ----------------  -------------------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................   $  (90,777)    $   (83,360)     $   (4,801)         $  5,968            $   (704)         $    952
  Capital gains income...       29,492         464,054             805             2,089             --                    766
  Net realized gain
   (loss) on security
   transactions..........       10,306          39,560          10,015               111               5,529               716
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      693,432       1,209,817          28,210            (5,194)             27,432              (177)
                            ----------     -----------      ----------          --------            --------          --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      642,453       1,630,071          34,229             2,974              32,257             2,257
                            ----------     -----------      ----------          --------            --------          --------
UNIT TRANSACTIONS:
  Purchases..............       39,423         464,413          13,413             4,700                 563           --
  Net transfers..........    2,572,186      12,304,528          34,104             7,647              70,100            24,062
  Surrenders for benefit
   payments and fees.....   (1,070,887)     (6,698,971)        (82,425)           (9,783)            (98,215)           (5,524)
  Net annuity
   transactions..........      --               21,297        --                --                   --                --
                            ----------     -----------      ----------          --------            --------          --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    1,540,722       6,091,267         (34,908)            2,564             (27,552)           18,538
                            ----------     -----------      ----------          --------            --------          --------
  Net increase (decrease)
   in net assets.........    2,183,175       7,721,338            (679)            5,538               4,705            20,795
NET ASSETS:
  Beginning of year......    6,050,752      30,242,169       1,143,908           121,010             550,797            96,608
                            ----------     -----------      ----------          --------            --------          --------
  End of year............   $8,233,927     $37,963,507      $1,143,229          $126,548            $555,502          $117,403
                            ==========     ===========      ==========          ========            ========          ========

_____________________________________ SA-39 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                             PUTNAM
                                            AMERICAN       PUTNAM        PUTNAM
                              PUTNAM       GOVERNMENT     CAPITAL     DIVERSIFIED
                           MID CAP VALUE     INCOME     APPRECIATION     INCOME
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  ------------  ------------
OPERATIONS:
  Net investment income
   (loss)................   $  (116,748)  $  2,834,989  $  (151,990)  $ 17,598,327
  Capital gains income...       --           1,496,954      --             --
  Net realized gain
   (loss) on security
   transactions..........         8,092         95,261        8,748     (2,424,154)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     2,150,385     (3,056,523)   1,633,913      1,332,482
                            -----------   ------------  -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     2,041,729      1,370,681    1,490,671     16,506,655
                            -----------   ------------  -----------   ------------
UNIT TRANSACTIONS:
  Purchases..............       776,123        936,884      406,238      2,813,185
  Net transfers..........     9,360,289    (20,592,063)   2,259,000      6,447,191
  Surrenders for benefit
   payments and fees.....    (2,559,212)   (19,547,626)  (2,234,350)   (39,215,537)
  Net annuity
   transactions..........         3,951         56,830       29,878         85,861
                            -----------   ------------  -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     7,581,151    (39,145,975)     460,766    (29,869,300)
                            -----------   ------------  -----------   ------------
  Net increase (decrease)
   in net assets.........     9,622,880    (37,775,294)   1,951,437    (13,362,645)
NET ASSETS:
  Beginning of year......     8,687,567    116,099,030   11,206,474    221,011,495
                            -----------   ------------  -----------   ------------
  End of year............   $18,310,447   $ 78,323,736  $13,157,911   $207,648,850
                            ===========   ============  ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-40 ____________________________________

                              PUTNAM                        PUTNAM         PUTNAM         PUTNAM
                           GLOBAL ASSET     PUTNAM        GROWTH AND       GROWTH         HEALTH        PUTNAM        PUTNAM
                            ALLOCATION   GLOBAL EQUITY      INCOME      OPPORTUNITIES    SCIENCES     HIGH YIELD      INCOME
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  --------------  -------------  ------------  ------------  ------------
OPERATIONS:
  Net investment income
   (loss)................  $  3,182,223  $  2,552,299   $   11,666,852   $  (194,187)  $   (676,130) $ 16,904,010  $ 11,677,374
  Capital gains income...       --            --              --             --             --            --            --
  Net realized gain
   (loss) on security
   transactions..........       387,795   (20,016,271)      96,009,076    (3,875,267)       672,907   (13,806,096)      962,447
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     8,514,211    45,810,880       79,600,386     4,041,742      4,160,958    16,850,741       (99,749)
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    12,084,229    28,346,908      187,276,314       (27,712)     4,157,735    19,948,655    12,540,072
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
UNIT TRANSACTIONS:
  Purchases..............     1,257,500     1,361,137       11,340,911       300,213        640,862     2,119,834     4,671,918
  Net transfers..........     1,294,527    (7,602,093)     (32,044,035)     (764,988)    (3,906,901)   (5,854,656)  (10,024,661)
  Surrenders for benefit
   payments and fees.....   (28,659,652)  (39,321,289)    (336,429,268)   (2,646,451)   (10,751,963)  (40,159,211)  (68,963,663)
  Net annuity
   transactions..........      (199,375)     (255,200)          63,716       --               4,214       (71,852)      176,470
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (26,307,000)  (45,817,445)    (357,068,676)   (3,111,226)   (14,013,788)  (43,965,885)  (74,139,936)
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  Net increase (decrease)
   in net assets.........   (14,222,771)  (17,470,537)    (169,792,362)   (3,138,938)    (9,856,053)  (24,017,230)  (61,599,864)
NET ASSETS:
  Beginning of year......   172,923,411   263,396,907    2,147,073,105    18,697,234     84,507,609   241,707,758   411,195,947
                           ------------  ------------   --------------   -----------   ------------  ------------  ------------
  End of year............  $158,700,640  $245,926,370   $1,977,280,743   $15,558,296   $ 74,651,556  $217,690,528  $349,596,083
                           ============  ============   ==============   ===========   ============  ============  ============

_____________________________________ SA-41 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                              PUTNAM
                           INTERNATIONAL     PUTNAM           PUTNAM
                            GROWTH AND    INTERNATIONAL    INTERNATIONAL        PUTNAM
                              INCOME         EQUITY      NEW OPPORTUNITIES    INVESTORS
                            SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -------------  -------------  -----------------  --------------
OPERATIONS:
  Net investment income
   (loss)................  $    146,564   $    623,990      $    (3,751)     $   (968,760)
  Capital gains income...       --             --              --                --
  Net realized gain
   (loss) on security
   transactions..........       (29,519)    (8,278,726)        (119,923)      (10,528,034)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................    15,928,935     28,296,914        4,318,215        29,455,779
                           ------------   ------------      -----------      ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    16,045,980     20,642,178        4,194,541        17,958,985
                           ------------   ------------      -----------      ------------
UNIT TRANSACTIONS:
  Purchases..............     1,773,359      2,342,184          305,199         1,883,481
  Net transfers..........    10,880,680     (1,419,253)        (307,477)       (5,895,485)
  Surrenders for benefit
   payments and fees.....   (14,111,962)   (21,653,215)      (5,416,516)      (21,123,946)
  Net annuity
   transactions..........        39,613         37,815           12,387           (17,331)
                           ------------   ------------      -----------      ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (1,418,310)   (20,692,469)      (5,406,407)      (25,153,281)
                           ------------   ------------      -----------      ------------
  Net increase (decrease)
   in net assets.........    14,627,670        (50,291)      (1,211,866)       (7,194,296)
NET ASSETS:
  Beginning of year......    83,210,972    155,307,999       39,507,831       175,786,814
                           ------------   ------------      -----------      ------------
  End of year............  $ 97,838,642   $155,257,708      $38,295,965      $168,592,518
                           ============   ============      ===========      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-42 ____________________________________

                                                                                  PUTNAM
                                                                                  OTC &                          PUTNAM
                               PUTNAM           PUTNAM            PUTNAM         EMERGING        PUTNAM        SMALL CAP
                            MONEY MARKET   NEW OPPORTUNITIES    NEW VALUE         GROWTH        RESEARCH         VALUE
                            SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                           --------------  -----------------  --------------  --------------  -------------  --------------
OPERATIONS:
  Net investment income
   (loss)................   $   (643,137)    $ (5,236,989)     $   (355,341)   $   (357,634)   $  (555,655)   $ (1,049,848)
  Capital gains income...       --               --                --              --              --             --
  Net realized gain
   (loss) on security
   transactions..........       --            (18,136,938)          957,031     (18,047,873)    (3,069,501)      1,005,060
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................       --             58,036,402        20,852,343      20,213,808      6,455,211      31,600,464
                            ------------     ------------      ------------    ------------    -----------    ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (643,137)      34,662,475        21,454,033       1,808,301      2,830,055      31,555,676
                            ------------     ------------      ------------    ------------    -----------    ------------
UNIT TRANSACTIONS:
  Purchases..............      3,154,158        3,596,287         3,987,993         358,202      1,628,831       2,251,940
  Net transfers..........       (296,555)     (23,587,784)       17,789,245      (2,127,168)    (1,705,194)     17,257,638
  Surrenders for benefit
   payments and fees.....    (89,778,669)     (63,849,373)      (27,063,847)     (3,465,126)    (7,221,476)    (20,060,641)
  Net annuity
   transactions..........        (27,355)        (138,161)           39,517          (8,718)        15,611          32,394
                            ------------     ------------      ------------    ------------    -----------    ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (86,948,421)     (83,979,031)       (5,247,092)     (5,242,810)    (7,282,228)       (518,669)
                            ------------     ------------      ------------    ------------    -----------    ------------
  Net increase (decrease)
   in net assets.........    (87,591,558)     (49,316,556)       16,206,941      (3,434,509)    (4,452,173)     31,037,007
NET ASSETS:
  Beginning of year......    218,309,887      455,224,059       156,499,163      30,939,657     52,544,082     129,293,463
                            ------------     ------------      ------------    ------------    -----------    ------------
  End of year............   $130,718,329     $405,907,503      $172,706,104    $ 27,505,148    $48,091,909    $160,330,470
                            ============     ============      ============    ============    ===========    ============

                               PUTNAM
                             THE GEORGE
                            PUTNAM FUND
                             OF BOSTON
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................   $  1,482,470
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........        484,647
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      9,396,104
                            ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     11,363,221
                            ------------
UNIT TRANSACTIONS:
  Purchases..............      1,791,904
  Net transfers..........     10,172,399
  Surrenders for benefit
   payments and fees.....    (27,736,716)
  Net annuity
   transactions..........          7,114
                            ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (15,765,299)
                            ------------
  Net increase (decrease)
   in net assets.........     (4,402,078)
NET ASSETS:
  Beginning of year......    172,195,103
                            ------------
  End of year............   $167,793,025
                            ============

_____________________________________ SA-43 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2004

                               PUTNAM
                             UTILITIES
                             GROWTH AND        PUTNAM           PUTNAM            PUTNAM
                               INCOME          VISTA           VOYAGER       DISCOVERY GROWTH
                            SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  --------------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................   $  2,008,273    $ (1,388,764)   $   (8,043,180)    $  (114,766)
  Capital gains income...       --              --               --               --
  Net realized gain
   (loss) on security
   transactions..........        900,164      (9,391,621)      (27,864,171)         (1,789)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................     27,882,801      28,303,547        71,937,221         587,696
                            ------------    ------------    --------------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     30,791,238      17,523,162        36,029,870         471,141
                            ------------    ------------    --------------     -----------
UNIT TRANSACTIONS:
  Purchases..............        694,179       1,270,162         7,705,694         173,168
  Net transfers..........        799,932         744,401       (37,253,727)       (404,848)
  Surrenders for benefit
   payments and fees.....    (26,183,289)    (15,675,090)     (161,683,132)       (980,392)
  Net annuity
   transactions..........        210,396          34,168          (796,979)         (1,695)
                            ------------    ------------    --------------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (24,478,782)    (13,626,359)     (192,028,144)     (1,213,767)
                            ------------    ------------    --------------     -----------
  Net increase (decrease)
   in net assets.........      6,312,456       3,896,803      (155,998,274)       (742,626)
NET ASSETS:
  Beginning of year......    168,349,660     112,083,859     1,128,032,908       9,419,478
                            ------------    ------------    --------------     -----------
  End of year............   $174,662,116    $115,980,662    $  972,034,634     $ 8,676,852
                            ============    ============    ==============     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-44 ____________________________________

                              PUTNAM                     SALOMON BROTHERS   SALOMON BROTHERS    SALOMON BROTHERS  SALOMON BROTHERS
                              CAPITAL        PUTNAM      VARIABLE ALL CAP  VARIABLE HIGH YIELD      VARIABLE       VARIABLE TOTAL
                           OPPORTUNITIES  EQUITY INCOME     VALUE FUND          BOND FUND        INVESTORS FUND     RETURN FUND
                            SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           -------------  -------------  ----------------  -------------------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................   $  (27,872)    $  (278,536)     $  (11,413)         $  5,570            $    874          $    268
  Capital gains income...      208,776         --             --                --                   --                  1,753
  Net realized gain
   (loss) on security
   transactions..........      (19,842)          7,657          23,393               173               1,378             3,710
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   year..................      492,586       2,977,857          66,785             6,133              42,773             2,792
                            ----------     -----------      ----------          --------            --------          --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      653,648       2,706,978          78,765            11,876              45,025             8,523
                            ----------     -----------      ----------          --------            --------          --------
UNIT TRANSACTIONS:
  Purchases..............      136,977         989,502          20,606               200               2,525               200
  Net transfers..........    3,632,639      15,673,857          59,924               721              36,580            (4,989)
  Surrenders for benefit
   payments and fees.....     (625,965)     (5,135,713)       (427,586)          (90,688)            (92,455)          (63,144)
  Net annuity
   transactions..........      --               32,691        --                --                   --                --
                            ----------     -----------      ----------          --------            --------          --------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    3,143,651      11,560,337        (347,056)          (89,767)            (53,350)          (67,933)
                            ----------     -----------      ----------          --------            --------          --------
  Net increase (decrease)
   in net assets.........    3,797,299      14,267,315        (268,291)          (77,891)             (8,325)          (59,410)
NET ASSETS:
  Beginning of year......    2,253,453      15,974,854       1,412,199           198,901             559,122           156,018
                            ----------     -----------      ----------          --------            --------          --------
  End of year............   $6,050,752     $30,242,169      $1,143,908          $121,010            $550,797          $ 96,608
                            ==========     ===========      ==========          ========            ========          ========

_____________________________________ SA-45 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

 1.  ORGANIZATION:

    Separate Account Ten (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in the various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the Putnam Mid Cap Value, Putnam American Government Income, Putnam Capital Appreciation, Putnam Diversified Income, Putnam Global Asset Allocation, Putnam Global Equity, Putnam Growth and Income, Putnam Growth Opportunities, Putnam Health Sciences, Putnam High Yield, Putnam Income, Putnam International Growth and Income, Putnam International Equity, Putnam International New Opportunities, Putnam Investors, Putnam Money Market, Putnam New Opportunities, Putnam New Value, Putnam OTC & Emerging Growth, Putnam Research, Putnam Small Cap Value, Putnam The George Putnam Fund of Boston, Putnam Utilities Growth and Income, Putnam Vista, Putnam Voyager, Putnam Discovery Growth, Putnam Capital Opportunities, Putnam Equity Income, Salomon Brothers Variable All Cap Value Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, and Salomon Brothers Variable Total Return Fund.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2005.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) SECURITY CLASS--Putnam Variable Trust consists of a series of funds, each of which is represented by a separate series of class IA shares and class IB shares.

      Class IA shares are offered at net asset value and are not subject to a distribution fee. Forty percent of Class IA shares are for Company employees only.

      Class IB shares are offered at net asset value and pay an ongoing distribution fee.

   e) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   f) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

   g) MORTALITY RISK--Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

_____________________________________ SA-46 ____________________________________

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

   a) MORTALITY AND EXPENSE RISK CHARGES--The Company, as an issuer of variable annuity contracts, provides the mortality and expense charges and, with respect to the Account, receives a maximum annual fee of 1.50% of the Account's average daily net assets. The Company also provides administrative services and receives a maximum annual fee of 0.20% of the Account's average daily net assets.

   b) DEDUCTION OF OTHER FEES--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts. In addition, certain other charges may apply based on the characteristics of the underlying contract. These charges are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   c) COST OF INSURANCE--In accordance with terms of the policies, the Company accesses deductions for the costs of insurance charges to cover the Company's anticipated mortality costs. Because a contract's account value and death benefit may vary from month to month, the cost of insurance charges may also vary.

   d) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum annual rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These charges are reflected in surrenders for benefit payments and fees on the accompanying statements of charges in net assets.

   e) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

_____________________________________ SA-47 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

 4.  PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                           PURCHASES       PROCEEDS
SUB-ACCOUNT                                 AT COST       FROM SALES
-----------                               ------------  --------------
Putnam Mid Cap Value....................  $ 10,572,845  $    3,183,584
Putnam American Government Income.......     4,359,127      20,651,640
Putnam Capital Appreciation.............     3,494,585       3,352,699
Putnam Diversified Income...............    18,299,927      38,405,660
Putnam Global Asset Allocation..........     6,485,332      26,387,833
Putnam Global Equity....................     4,052,803      45,249,480
Putnam Growth and Income................    36,214,957     393,621,097
Putnam Growth Opportunities.............       965,154       4,127,756
Putnam Health Sciences..................     2,931,858      14,884,830
Putnam High Yield.......................    23,203,653      59,936,457
Putnam Income...........................    18,756,100      63,824,944
Putnam International Growth and
 Income.................................     8,412,449      14,788,152
Putnam International Equity.............     5,002,207      27,702,221
Putnam International New
 Opportunities..........................     9,489,622       8,444,595
Putnam Investors........................     5,344,768      31,135,636
Putnam Money Market.....................    48,150,378      70,003,267
Putnam New Opportunities................     2,485,400      86,837,192
Putnam New Value........................     9,853,422      28,987,046
Putnam OTC & Emerging Growth............       830,165       7,371,312
Putnam Research.........................     2,959,064      10,743,108
Putnam Small Cap Value..................    13,404,139      40,813,111
Putnam The George Putnam Fund of
 Boston.................................     6,360,233      31,129,810
Putnam Utilities Growth and Income......     6,764,935      29,728,817
Putnam Vista............................     2,286,671      23,373,765
Putnam Voyager..........................    10,250,703     209,510,027
Putnam Discovery Growth.................       339,187       2,541,251
Putnam Capital Opportunities............     3,424,587       1,944,390
Putnam Equity Income....................    11,260,421       4,788,927
Salomon Brothers Variable All Cap Value
 Fund...................................       185,957         224,857
Salomon Brothers Variable High Yield
 Bond Fund..............................        49,104          38,483
Salomon Brothers Variable Investors
 Fund...................................       110,586         138,843
Salomon Brothers Variable Total Return
 Fund...................................        51,344          31,089
                                          ------------  --------------
                                          $276,351,683  $1,303,901,879
                                          ============  ==============

_____________________________________ SA-48 ____________________________________

 5.  CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2005 were as follows:

                                       UNITS       UNITS     NET INCREASE
SUB-ACCOUNT                            ISSUED     REDEEMED    (DECREASE)
-----------                          ----------  ----------  ------------
Putnam Mid Cap Value...............     686,914     200,192      486,722
Putnam American Government
 Income............................     146,153   1,552,779   (1,406,626)
Putnam Capital Appreciation........     405,720     376,638       29,082
Putnam Diversified Income..........     257,410   2,129,885   (1,872,475)
Putnam Global Asset Allocation.....     266,035     807,786     (541,751)
Putnam Global Equity...............      95,801   1,981,546   (1,885,745)
Putnam Growth and Income...........     170,086   7,584,514   (7,414,428)
Putnam Growth Opportunities........     205,730     928,991     (723,261)
Putnam Health Sciences.............     250,125   1,237,724     (987,599)
Putnam High Yield..................     279,914   1,997,442   (1,717,528)
Putnam Income......................     250,862   2,305,961   (2,055,099)
Putnam International Growth and
 Income............................     477,916     797,478     (319,562)
Putnam International Equity........     235,659   1,518,177   (1,282,518)
Putnam International New
 Opportunities.....................     758,331     671,336       86,995
Putnam Investors...................     438,242   3,162,556   (2,724,314)
Putnam Money Market................  28,332,492  42,406,971  (14,074,479)
Putnam New Opportunities...........     153,020   4,169,052   (4,016,032)
Putnam New Value...................     489,552   1,480,407     (990,855)
Putnam OTC & Emerging Growth.......     190,045   1,332,208   (1,142,163)
Putnam Research....................     223,049     849,309     (626,260)
Putnam Small Cap Value.............     216,149   1,790,007   (1,573,858)
Putnam The George Putnam Fund of
 Boston............................     253,025   2,395,426   (2,142,401)
Putnam Utilities Growth and
 Income............................     180,949   1,234,717   (1,053,768)
Putnam Vista.......................     203,226   1,585,025   (1,381,799)
Putnam Voyager.....................     247,171   4,260,628   (4,013,457)
Putnam Discovery Growth............      64,687     471,693     (407,006)
Putnam Capital Opportunities.......     222,357     122,169      100,188
Putnam Equity Income...............     799,441     334,528      464,913
Salomon Brothers Variable All Cap
 Value Fund........................     139,415     162,515      (23,100)
Salomon Brothers Variable High
 Yield Bond Fund...................      27,233      25,445        1,788
Salomon Brothers Variable Investors
 Fund..............................      90,258     108,832      (18,574)
Salomon Brothers Variable Total
 Return Fund.......................      41,620      25,834       15,786

_____________________________________ SA-49 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

    The changes in units outstanding for the year ended December 31, 2004 were as follows:

                                       UNITS       UNITS     NET INCREASE
SUB-ACCOUNT                            ISSUED     REDEEMED    (DECREASE)
-----------                          ----------  ----------  ------------
Putnam Mid Cap Value...............     877,881     302,298      575,583
Putnam American Government
 Income............................     212,239   3,300,643   (3,088,403)
Putnam Capital Appreciation........     460,490     406,442       54,048
Putnam Diversified Income..........     372,591   2,175,957   (1,803,366)
Putnam Global Asset Allocation.....      86,707     951,741     (865,034)
Putnam Global Equity...............      68,024   2,374,585   (2,306,561)
Putnam Growth and Income...........     406,655   7,938,079   (7,531,424)
Putnam Growth Opportunities........     385,258   1,117,748     (732,490)
Putnam Health Sciences.............     137,062   1,486,187   (1,349,125)
Putnam High Yield..................     685,846   2,194,342   (1,508,496)
Putnam Income......................     508,341   3,220,140   (2,711,799)
Putnam International Growth and
 Income............................     703,332     735,426      (32,094)
Putnam International Equity........     514,390   1,717,785   (1,203,395)
Putnam International New
 Opportunities.....................     197,387     669,091     (471,704)
Putnam Investors...................     433,397   3,349,446   (2,916,049)
Putnam Money Market................  22,458,077  73,625,836  (51,167,759)
Putnam New Opportunities...........     485,236   4,739,158   (4,253,922)
Putnam New Value...................     985,156   1,268,527     (283,371)
Putnam OTC & Emerging Growth.......     475,446   1,466,906     (991,460)
Putnam Research....................     378,137     941,917     (563,780)
Putnam Small Cap Value.............   1,098,521   1,135,477      (36,956)
Putnam The George Putnam Fund of
 Boston............................     507,864   1,864,968   (1,357,104)
Putnam Utilities Growth and
 Income............................     182,697   1,421,820   (1,239,123)
Putnam Vista.......................     432,393   1,469,376   (1,036,983)
Putnam Voyager.....................     788,313   4,296,837   (3,508,524)
Putnam Discovery Growth............     237,776     492,078     (254,302)
Putnam Capital Opportunities.......     325,002      98,347      226,655
Putnam Equity Income...............   1,212,493     267,755      944,738
Salomon Brothers Variable All Cap
 Value Fund........................      65,121     346,877     (281,756)
Salomon Brothers Variable High
 Yield Bond Fund...................         679      67,074      (66,395)
Salomon Brothers Variable Investors
 Fund..............................      33,350      82,167      (48,817)
Salomon Brothers Variable Total
 Return Fund.......................       9,509      69,393      (59,884)

_____________________________________ SA-50 ____________________________________

 6.  FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM MID CAP VALUE
  2005  Lowest contract charges            314   $16.337546   $        5,131    0.94%       0.28%       10.93%
        Highest contract charges         1,376    15.686536           21,591    2.46%     --             9.61%
        Remaining contract
        charges                      1,739,377      --            28,209,480    --        --           --
  2004  Lowest contract charges          1,448    14.727688           21,323    0.95%     --            14.65%
        Highest contract charges           829    14.311135           11,864    2.41%     --            12.65%
        Remaining contract
        charges                      1,252,069      --            18,277,260    --        --           --
  2003  Lowest contract charges            133    12.793254            1,696    0.90%       1.65%       27.93%
        Highest contract charges         3,691    12.708166           46,901    1.53%       2.59%       27.08%
        Remaining contract
        charges                        674,937      --             8,638,970    --        --           --
PUTNAM AMERICAN GOVERNMENT INCOME
  2005  Lowest contract charges         88,032    13.143557        1,157,052    0.95%       3.17%        0.69%
        Highest contract charges        11,531    12.020844          138,608    2.15%       3.24%       (0.80)%
        Remaining contract
        charges                      4,638,806      --            59,214,778    --        --           --
  2004  Lowest contract charges         60,943    13.053452          795,514    0.95%       4.12%        1.88%
        Highest contract charges        11,785    12.118004          142,814    2.15%       3.55%        0.48%
        Remaining contract
        charges                      6,072,267      --            77,385,408    --        --           --
  2003  Lowest contract charges         50,387    12.812710          645,595    0.95%       3.93%        0.85%
        Highest contract charges        10,445    12.060602          125,970    2.15%       3.97%       (0.61)%
        Remaining contract
        charges                      9,172,567      --           115,327,465    --        --           --
  2002  Lowest contract charges         49,923    12.705309          634,290    0.94%       2.48%        8.13%
        Highest contract charges         9,303    12.134049          112,879    0.89%     --             2.78%
        Remaining contract
        charges                     15,053,038      --           188,652,655    --        --           --
  2001  Lowest contract charges         30,772    11.750027          361,572    0.92%     --             5.72%
        Highest contract charges        17,309    11.399042          197,306    1.74%     --             4.65%
        Remaining contract
        charges                      5,887,286      --            68,544,599    --        --           --
PUTNAM CAPITAL APPRECIATION
  2005  Lowest contract charges         10,598     9.485818          100,533    0.95%       0.70%        7.16%
        Highest contract charges           592     8.736567            5,176    2.44%       0.44%        5.27%
        Remaining contract
        charges                      1,537,526      --            14,192,583    --        --           --
  2004  Lowest contract charges          7,158     8.851955           63,362    0.95%     --            13.93%
        Highest contract charges           615     8.299424            5,102    2.44%     --            11.93%
        Remaining contract
        charges                      1,511,861      --            13,089,447    --        --           --
  2003  Lowest contract charges          6,403     7.769459           49,748    0.95%     --            23.86%
        Highest contract charges         3,472     7.428353           25,790    1.53%     --            16.90%
        Remaining contract
        charges                      1,455,711      --            11,130,936    --        --           --
  2002  Lowest contract charges          3,138     6.272773           19,681    0.94%       0.29%      (22.87)%
        Highest contract charges         8,313     6.134778           50,998    1.70%       1.18%      (23.70)%
        Remaining contract
        charges                        832,859      --             5,171,365    --        --           --
  2001  Lowest contract charges          1,427     8.132348           11,605    0.93%     --           (14.50)%
        Highest contract charges         3,212     8.060768           25,893    1.50%     --           (15.81)%
        Remaining contract
        charges                        498,581      --             4,006,913    --        --           --

_____________________________________ SA-51 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM DIVERSIFIED INCOME
  2005  Lowest contract charges             60   $19.956741   $        1,198    0.32%       7.30%        2.87%
        Highest contract charges         1,501    13.204279           19,815    2.44%       7.18%        0.56%
        Remaining contract
        charges                     10,489,922      --           178,896,268    --        --           --
  2004  Lowest contract charges             60    19.400938            1,164    0.34%       9.17%        9.14%
        Highest contract charges         1,765    13.131361           23,176    2.42%     --             6.56%
        Remaining contract
        charges                     12,362,133      --           207,624,510    --        --           --
  2003  Lowest contract charges             60    17.775542            1,067    0.40%       1.92%       19.79%
        Highest contract charges        10,928    12.052100          131,704    1.53%     --             9.23%
        Remaining contract
        charges                     14,156,338      --           220,878,724    --        --           --
  2002  Lowest contract charges          1,060    14.838695           15,729    0.40%       8.60%        5.77%
        Highest contract charges         1,843    10.283023           18,954    0.84%     --             5.05%
        Remaining contract
        charges                     15,653,703      --           206,976,517    --        --           --
  2001  Lowest contract charges          1,060    14.028728           14,871    0.39%       7.15%        3.41%
        Highest contract charges        15,834     9.939173          157,381    1.64%       0.26%       (1.16)%
        Remaining contract
        charges                     19,458,387      --           245,749,372    --        --           --
PUTNAM GLOBAL ASSET ALLOCATION
  2005  Lowest contract charges             69    23.263179            1,594    0.44%       1.36%        6.77%
        Highest contract charges         2,551    10.127533           25,838    2.47%     --             4.28%
        Remaining contract
        charges                      4,572,596      --           147,033,123    --        --           --
  2004  Lowest contract charges             69    21.787743            1,493    0.40%       4.52%        8.82%
        Highest contract charges         1,762     9.711899           17,117    2.43%     --             6.47%
        Remaining contract
        charges                      5,115,136      --           158,682,030    --        --           --
  2003  Lowest contract charges            521    20.021809           10,436    0.40%       2.84%       21.55%
        Highest contract charges           412    28.828660           11,869    2.09%       3.05%       19.36%
        Remaining contract
        charges                      5,981,069      --           172,901,106    --        --           --
  2002  Lowest contract charges          1,521    16.471844           25,057    0.40%       2.00%      (12.71)%
        Highest contract charges         1,118    24.208056           27,060    1.75%       2.23%      (13.89)%
        Remaining contract
        charges                      7,242,999      --           174,827,451    --        --           --
  2001  Lowest contract charges          1,521    18.870898           28,707    0.39%       0.93%       (8.72)%
        Highest contract charges         1,368    28.111259           38,463    1.53%       0.06%      (10.19)%
        Remaining contract
        charges                      9,388,685      --           261,772,827    --        --           --
PUTNAM GLOBAL EQUITY
  2005  Lowest contract charges            512    20.158520           10,313    0.40%       1.01%        8.66%
        Highest contract charges           979     6.869325            6,722    2.34%       0.78%        6.26%
        Remaining contract
        charges                      9,773,639      --           221,494,071    --        --           --
  2004  Lowest contract charges            512    18.552754            9,491    0.40%       2.19%       13.48%
        Highest contract charges           979     6.464890            6,326    2.34%       2.00%       11.04%
        Remaining contract
        charges                     11,659,384      --           245,910,553    --        --           --
  2003  Lowest contract charges            512    16.348398            8,364    0.40%       1.22%       29.02%
        Highest contract charges           979     5.822057            5,697    1.49%     --            23.75%
        Remaining contract
        charges                     13,965,946      --           263,382,846    --        --           --
  2002  Lowest contract charges            512    12.670801            6,482    0.40%       0.31%      (22.47)%
        Highest contract charges         5,346     4.619733           24,695    2.02%     --           (23.97)%
        Remaining contract
        charges                     17,230,010      --           255,924,550    --        --           --
  2001  Lowest contract charges            512    16.343437            8,361    0.40%     --           (29.94)%
        Highest contract charges         1,030     4.512036            4,646    1.79%     --           (31.02)%
        Remaining contract
        charges                     23,213,507      --           449,582,460    --        --           --

_____________________________________ SA-52 ____________________________________

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM GROWTH AND INCOME
  2005  Lowest contract charges            788   $29.407328   $       23,187    0.40%       1.76%        5.08%
        Highest contract charges        21,283    10.714366          228,038    2.49%       1.31%        2.63%
        Remaining contract
        charges                     33,366,087      --         1,677,340,119    --        --           --
  2004  Lowest contract charges            789    27.986340           22,077    0.40%       1.75%       10.92%
        Highest contract charges        13,271    10.439750          138,551    2.45%     --             8.37%
        Remaining contract
        charges                     40,788,526      --         1,977,120,115    --        --           --
  2003  Lowest contract charges            789    25.230875           19,913    0.40%       2.04%       27.18%
        Highest contract charges         6,283     9.636781           60,546    1.56%     --            22.18%
        Remaining contract
        charges                     48,326,936      --         2,146,992,646    --        --           --
  2002  Lowest contract charges            790    19.838030           15,668    0.40%       2.30%      (19.11)%
        Highest contract charges         1,493     8.696963           12,985    0.85%     --            (3.49)%
        Remaining contract
        charges                     57,953,879      --         2,058,613,387    --        --           --
  2001  Lowest contract charges            790    24.525543           19,380    0.39%       1.65%       (6.54)%
        Highest contract charges         3,622    10.959345           39,700    1.56%     --            (9.02)%
        Remaining contract
        charges                     73,208,113      --         3,252,330,888    --        --           --
PUTNAM GROWTH OPPORTUNITIES
  2005  Lowest contract charges          1,024     4.661652            4,776    0.96%       0.88%        3.36%
        Highest contract charges           295     4.425844            1,306    2.45%       1.07%        1.59%
        Remaining contract
        charges                      2,834,059      --            12,726,311    --        --           --
  2004  Lowest contract charges          1,027     4.510283            4,633    0.96%       0.13%        1.11%
        Highest contract charges           296     4.356688            1,289    2.35%     --            (0.72)%
        Remaining contract
        charges                      3,557,316      --            15,552,374    --        --           --
  2003  Lowest contract charges          1,030     4.460696            4,596    0.82%     --            22.30%
        Highest contract charges         1,647     3.840450            6,324    1.53%     --            13.85%
        Remaining contract
        charges                      4,288,453      --            18,686,314    --        --           --
  2002  Lowest contract charges            160     3.647313              585    0.85%     --           (30.05)%
        Highest contract charges         6,468     3.198638           20,690    1.74%     --           (30.89)%
        Remaining contract
        charges                      4,206,286      --            15,086,705    --        --           --
  2001  Lowest contract charges          2,627     5.204371           13,673    1.05%     --           (35.85)%
        Highest contract charges        10,092     5.144756           51,920    1.56%     --           (36.20)%
        Remaining contract
        charges                      4,931,434      --            25,347,077    --        --           --
PUTNAM HEALTH SCIENCES
  2005  Lowest contract charges         13,489    13.215507          178,261    0.95%       0.27%       12.42%
        Highest contract charges           589     8.399170            4,943    2.44%       0.06%       10.46%
        Remaining contract
        charges                      5,879,997      --            71,327,049    --        --           --
  2004  Lowest contract charges          8,092    11.755249           95,122    0.95%       0.37%        6.29%
        Highest contract charges           611     7.603954            4,644    2.44%     --            (4.53)%
        Remaining contract
        charges                      6,872,971      --            74,551,790    --        --           --
  2003  Lowest contract charges         10,220    11.059717          113,032    0.95%       0.63%       17.68%
        Highest contract charges         6,688     7.963282           53,258    1.53%     --            10.56%
        Remaining contract
        charges                      8,213,889      --            84,341,319    --        --           --
  2002  Lowest contract charges          1,000     9.224468            9,224    0.40%       0.07%      (20.53)%
        Highest contract charges         4,359     6.894075           30,053    2.00%     --           (21.92)%
        Remaining contract
        charges                      9,728,291      --            85,465,979    --        --           --
  2001  Lowest contract charges          1,000    11.606864           11,607    0.40%       0.05%      (19.85)%
        Highest contract charges         4,411     8.829731           38,951    1.56%     --           (13.57)%
        Remaining contract
        charges                     12,804,423      --           143,047,882    --        --           --

_____________________________________ SA-53 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM HIGH YIELD
  2005  Lowest contract charges             66   $19.972627   $        1,312    0.52%       8.14%        3.05%
        Highest contract charges           521    12.583377            6,557    2.45%       7.97%        0.60%
        Remaining contract
        charges                      5,622,372      --           170,690,786    --        --           --
  2004  Lowest contract charges             66    19.380895            1,273    0.38%       8.29%       10.55%
        Highest contract charges           511    12.508249            6,390    2.42%     --             7.87%
        Remaining contract
        charges                      7,339,910      --           217,682,865    --        --           --
  2003  Lowest contract charges             66    17.531722            1,151    0.39%       2.46%       26.35%
        Highest contract charges           386    27.574884           10,656    2.09%       7.09%       23.91%
        Remaining contract
        charges                      8,848,531      --           241,695,951    --        --           --
  2002  Lowest contract charges          1,066    13.875607           14,787    0.40%      14.74%       (0.93)%
        Highest contract charges         2,527     8.810520           22,267    1.89%     --            (2.69)%
        Remaining contract
        charges                      9,441,175      --           210,529,025    --        --           --
  2001  Lowest contract charges          1,738    14.006462           24,340    0.40%      15.47%        3.46%
        Highest contract charges         2,049    22.798560           46,722    1.55%     --            (2.87)%
        Remaining contract
        charges                     11,885,575      --           270,720,136    --        --           --
PUTNAM INCOME
  2005  Lowest contract charges             28    19.236237              540    0.20%       3.39%        2.19%
        Highest contract charges         5,938    11.808337           70,113    2.44%       3.29%       (0.12)%
        Remaining contract
        charges                     11,724,337      --           297,629,132    --        --           --
  2004  Lowest contract charges             28    18.824300              528    0.21%       4.17%        4.30%
        Highest contract charges         5,609    11.822229           66,310    2.41%     --             1.91%
        Remaining contract
        charges                     13,779,765      --           349,529,245    --        --           --
  2003  Lowest contract charges             28    18.047689              506    0.38%       0.52%        4.28%
        Highest contract charges        16,102    11.970436          192,748    1.53%     --             0.50%
        Remaining contract
        charges                     16,481,073      --           411,002,693    --        --           --
  2002  Lowest contract charges          1,028    17.307338           17,793    0.40%       5.14%        7.66%
        Highest contract charges         2,406    11.741737           28,249    0.84%     --             3.19%
        Remaining contract
        charges                     19,962,239      --           488,860,032    --        --           --
  2001  Lowest contract charges          1,028    16.075562           16,527    0.40%       6.51%        7.10%
        Highest contract charges           543    11.140654            6,045    1.67%     --             4.49%
        Remaining contract
        charges                     21,285,804      --           490,523,528    --        --           --
PUTNAM INTERNATIONAL GROWTH AND INCOME
  2005  Lowest contract charges            144    21.278858            3,058    0.39%       1.02%       13.88%
        Highest contract charges         2,169    12.525106           27,165    2.51%     --            11.28%
        Remaining contract
        charges                      5,458,243      --           103,854,914    --        --           --
  2004  Lowest contract charges            144    18.685651            2,692    0.44%       1.42%       20.83%
        Highest contract charges         1,537    11.255104           17,305    2.47%     --            18.00%
        Remaining contract
        charges                      5,778,437      --            97,818,645    --        --           --
  2003  Lowest contract charges            144    15.464696            2,234    0.40%       0.71%       37.82%
        Highest contract charges         2,392     9.154479           21,900    1.53%     --            32.90%
        Remaining contract
        charges                      5,809,676      --            83,186,838    --        --           --
  2002  Lowest contract charges          1,145    11.221238           12,849    0.40%       0.72%      (14.02)%
        Highest contract charges           291     6.832739            1,988    1.81%       0.52%      (15.31)%
        Remaining contract
        charges                      6,810,159      --            71,758,956    --        --           --
  2001  Lowest contract charges          1,145    13.050429           14,949    0.40%       1.15%      (20.99)%
        Highest contract charges           291     8.067699            2,351    1.80%       0.95%      (22.22)%
        Remaining contract
        charges                      8,281,701      --           102,636,915    --        --           --

_____________________________________ SA-54 ____________________________________

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM INTERNATIONAL EQUITY
  2005  Lowest contract charges         50,879   $12.521365   $      637,069    0.95%       1.58%       11.39%
        Highest contract charges         1,592    10.052848           15,999    2.55%     --             9.43%
        Remaining contract
        charges                      8,095,761      --           146,413,591    --        --           --
  2004  Lowest contract charges         45,026    11.240876          506,137    0.95%       1.65%       15.39%
        Highest contract charges         1,760     9.186741           16,170    2.47%     --            13.33%
        Remaining contract
        charges                      9,383,964      --           154,735,401    --        --           --
  2003  Lowest contract charges         41,145     9.742092          400,835    0.95%       0.94%       27.67%
        Highest contract charges        14,384     6.478535           93,188    1.53%     --            26.53%
        Remaining contract
        charges                     10,578,618      --           154,813,976    --        --           --
  2002  Lowest contract charges          1,532    12.810967           19,627    0.40%       0.92%      (17.85)%
        Highest contract charges         2,681     5.162955           13,844    0.83%     --            (5.13)%
        Remaining contract
        charges                     12,034,452      --           142,026,594    --        --           --
  2001  Lowest contract charges          1,000    15.594047           15,594    0.39%       0.37%      (20.73)%
        Highest contract charges         6,202     6.401873           39,707    1.56%     --           (19.93)%
        Remaining contract
        charges                     12,356,158      --           201,981,163    --        --           --
PUTNAM INTERNATIONAL NEW OPPORTUNITIES
  2005  Lowest contract charges            836    15.470875           12,938    0.40%       0.87%       18.17%
        Highest contract charges         1,232     8.744978           10,777    2.45%     --            15.44%
        Remaining contract
        charges                      3,330,599      --            45,827,823    --        --           --
  2004  Lowest contract charges            836    13.092047           10,948    0.40%       1.20%       13.17%
        Highest contract charges         4,639     4.582055           21,258    2.13%       0.14%       10.94%
        Remaining contract
        charges                      3,240,197      --            38,263,759    --        --           --
  2003  Lowest contract charges            836    11.568077            9,674    0.40%       0.46%       33.06%
        Highest contract charges         3,379     6.886470           23,273    2.03%     --            30.51%
        Remaining contract
        charges                      3,713,163      --            39,474,884    --        --           --
  2002  Lowest contract charges          1,836     8.694026           15,964    0.40%       0.90%      (13.81)%
        Highest contract charges           254     3.182188              809    1.71%       0.65%      (15.17)%
        Remaining contract
        charges                      4,422,496      --            35,898,010    --        --           --
  2001  Lowest contract charges          1,836    10.086616           18,522    0.40%     --           (28.81)%
        Highest contract charges           255     3.751447              955    1.72%     --           (29.95)%
        Remaining contract
        charges                      5,900,381      --            56,062,508    --        --           --
PUTNAM INVESTORS
  2005  Lowest contract charges         16,628     8.634611          143,574    0.95%       1.21%        8.00%
        Highest contract charges        10,253     7.085782           72,647    2.44%       1.00%        6.23%
        Remaining contract
        charges                     15,911,713      --           153,842,345    --        --           --
  2004  Lowest contract charges         18,507     7.995115          147,966    0.95%       0.64%       12.00%
        Highest contract charges         1,712     6.670482           11,420    2.47%     --             9.86%
        Remaining contract
        charges                     18,642,689      --           168,433,132    --        --           --
  2003  Lowest contract charges         10,333     7.138334           73,757    0.95%       0.74%       26.05%
        Highest contract charges        18,556     5.616858          104,227    1.53%     --            21.02%
        Remaining contract
        charges                     21,550,070      --           175,608,830    --        --           --
  2002  Lowest contract charges          9,930     5.663126           56,235    0.95%       0.38%      (24.40)%
        Highest contract charges         3,051     4.525137           13,807    0.83%     --            (3.24)%
        Remaining contract
        charges                     24,649,504      --           161,299,127    --        --           --
  2001  Lowest contract charges          1,600     9.095250           14,552    0.40%       0.09%      (24.91)%
        Highest contract charges        14,233     6.084859           86,603    1.64%     --           (25.93)%
        Remaining contract
        charges                     32,921,028      --           286,757,517    --        --           --

_____________________________________ SA-55 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM MONEY MARKET
  2005  Lowest contract charges            302   $ 1.470407   $          444    0.24%       2.72%        2.38%
        Highest contract charges        30,846     0.979257           30,206    2.44%       2.49%        0.05%
        Remaining contract
        charges                     64,744,475      --           108,838,929    --        --           --
  2004  Lowest contract charges            302     1.436275              434    0.40%       0.95%        0.51%
        Highest contract charges        29,133     0.978797           28,515    2.42%       1.17%       (1.78)%
        Remaining contract
        charges                     78,820,667      --           130,689,380    --        --           --
  2003  Lowest contract charges            302     1.429032              432    0.39%       0.93%        0.36%
        Highest contract charges         5,155     1.001362            5,162    2.05%       0.40%       (1.54)%
        Remaining contract
        charges                    130,012,404      --           218,304,293    --        --           --
  2002  Lowest contract charges         10,302     1.423948           14,670    0.40%       1.45%        1.05%
        Highest contract charges        31,221     1.689469           52,746    0.81%       0.50%       (0.25)%
        Remaining contract
        charges                    221,457,258      --           375,013,035    --        --           --
  2001  Lowest contract charges         10,937     1.409124           15,412    0.39%       3.85%        3.59%
        Highest contract charges        13,903     1.053177           14,643    1.78%       3.74%        1.92%
        Remaining contract
        charges                    262,871,095      --           445,414,792    --        --           --
PUTNAM NEW OPPORTUNITIES
  2005  Lowest contract charges            254    27.004559            6,850    0.40%       0.36%        9.88%
        Highest contract charges         2,422     5.398823           13,077    2.44%       0.11%        7.39%
        Remaining contract
        charges                     17,062,629      --           354,406,565    --        --           --
  2004  Lowest contract charges            254    24.575552            6,247    0.40%     --            10.13%
        Highest contract charges         1,131     5.027090            5,685    2.47%     --             7.59%
        Remaining contract
        charges                     21,079,952      --           405,895,571    --        --           --
  2003  Lowest contract charges            561    22.315167           12,511    0.40%     --            32.17%
        Highest contract charges         8,502     3.624040           30,812    1.53%     --            22.53%
        Remaining contract
        charges                     25,326,196      --           455,180,736    --        --           --
  2002  Lowest contract charges            561    16.883273            9,478    0.40%     --           (30.57)%
        Highest contract charges         2,579     3.619184            9,335    1.64%     --           (31.93)%
        Remaining contract
        charges                     29,913,394      --           418,986,041    --        --           --
  2001  Lowest contract charges            562    24.317987           13,667    0.40%     --           (30.27)%
        Highest contract charges         9,648     4.117977           39,731    1.56%     --           (37.98)%
        Remaining contract
        charges                     39,724,004      --           813,567,919    --        --           --
PUTNAM NEW VALUE
  2005  Lowest contract charges            744    21.176994           15,756    0.40%       1.05%        5.71%
        Highest contract charges        47,224    14.028905          662,505    2.49%       0.97%        3.28%
        Remaining contract
        charges                      8,374,542      --           160,716,660    --        --           --
  2004  Lowest contract charges            744    20.032842           14,904    0.40%     --            15.31%
        Highest contract charges        44,784    13.583544          608,328    2.45%     --            12.58%
        Remaining contract
        charges                      9,367,837      --           172,082,872    --        --           --
  2003  Lowest contract charges          5,598    14.240291           79,720    0.95%       0.71%       31.61%
        Highest contract charges         1,311    12.069839           15,818    1.56%     --            28.17%
        Remaining contract
        charges                      9,689,826      --           156,403,625    --        --           --
  2002  Lowest contract charges          1,000    13.128161           13,128    0.40%       4.11%      (15.78)%
        Highest contract charges         1,011     9.342558            9,448    1.63%     --           (17.32)%
        Remaining contract
        charges                     10,904,678      --           134,559,711    --        --           --
  2001  Lowest contract charges          1,000    15.587047           15,587    0.39%       1.00%        3.20%
        Highest contract charges           495    13.691101            6,777    1.67%     --             0.82%
        Remaining contract
        charges                     11,439,445      --           169,420,126    --        --           --

_____________________________________ SA-56 ____________________________________

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM OTC & EMERGING GROWTH
  2005  Lowest contract charges             34   $ 5.938693   $          204    0.31%     --             6.84%
        Highest contract charges         2,755     3.626916            9,991    2.34%     --             5.36%
        Remaining contract
        charges                      4,033,527      --            22,615,155    --        --           --
  2004  Lowest contract charges             36     5.558477              199    0.33%     --             7.50%
        Highest contract charges         2,755     3.442539            9,484    2.35%     --             6.01%
        Remaining contract
        charges                      5,175,688      --            27,495,465    --        --           --
  2003  Lowest contract charges             37     5.170500              193    0.33%     --            34.43%
        Highest contract charges         5,665     3.247398           18,398    1.50%     --            27.02%
        Remaining contract
        charges                      6,164,238      --            30,921,066    --        --           --
  2002  Lowest contract charges          1,000     4.056251            4,056    0.41%     --           (32.33)%
        Highest contract charges        18,489     1.235678           22,846    1.85%     --           (33.47)%
        Remaining contract
        charges                      6,381,797      --            24,158,910    --        --           --
  2001  Lowest contract charges          1,000     5.994325            5,994    0.40%     --           (45.79)%
        Highest contract charges        23,768     1.857218           44,143    1.64%     --           (51.82)%
        Remaining contract
        charges                      8,085,185      --            45,327,790    --        --           --
PUTNAM RESEARCH
  2005  Lowest contract charges         11,550     9.929116          114,684    0.95%       1.07%        4.26%
        Highest contract charges        10,611     7.950676           84,366    2.44%       0.83%        2.52%
        Remaining contract
        charges                      3,415,663      --            41,787,013    --        --           --
  2004  Lowest contract charges         11,154     9.523152          106,218    0.95%       0.17%        6.77%
        Highest contract charges           727     7.755126            5,634    2.46%     --             4.91%
        Remaining contract
        charges                      4,052,203      --            47,980,057    --        --           --
  2003  Lowest contract charges          8,313     8.919211           74,141    0.95%       0.55%       24.50%
        Highest contract charges           869     7.320045            6,360    1.53%     --            20.16%
        Remaining contract
        charges                      4,618,682      --            52,463,581    --        --           --
  2002  Lowest contract charges          1,000     9.793699            9,794    0.40%       0.75%      (22.37)%
        Highest contract charges         2,710     6.050669           16,396    1.99%     --           (23.79)%
        Remaining contract
        charges                      5,355,724      --            49,661,433    --        --           --
  2001  Lowest contract charges          1,000    12.615725           12,616    0.40%       0.40%      (18.94)%
        Highest contract charges         5,080     7.850751           39,878    1.56%     --           (23.48)%
        Remaining contract
        charges                      6,415,509      --            77,845,738    --        --           --
PUTNAM SMALL CAP VALUE
  2005  Lowest contract charges          1,087    24.821902           26,980    0.40%       0.37%        6.87%
        Highest contract charges        11,053    19.720038          217,956    2.49%       0.20%        4.39%
        Remaining contract
        charges                      5,741,087      --           132,777,806    --        --           --
  2004  Lowest contract charges          1,087    23.226397           25,245    0.40%       0.40%       26.04%
        Highest contract charges        11,984    18.890720          226,381    2.46%     --            23.10%
        Remaining contract
        charges                      7,314,014      --           160,078,844    --        --           --
  2003  Lowest contract charges            616    18.428279           11,355    0.40%       0.41%       49.46%
        Highest contract charges         8,259    15.351024          126,785    1.54%     --            40.67%
        Remaining contract
        charges                      7,355,167      --           129,155,323    --        --           --
  2002  Lowest contract charges          1,616    12.329642           19,927    0.40%       1.26%      (18.39)%
        Highest contract charges           427    10.518921            4,495    2.01%     --           (19.93)%
        Remaining contract
        charges                      7,818,407      --            92,847,325    --        --           --
  2001  Lowest contract charges          1,616    15.107826           24,417    0.39%       0.01%       17.95%
        Highest contract charges           512    13.732770            7,030    1.67%     --            11.77%
        Remaining contract
        charges                      6,678,058      --            98,190,127    --        --           --

_____________________________________ SA-57 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM THE GEORGE PUTNAM FUND OF BOSTON
  2005  Lowest contract charges          1,949   $12.912191   $       25,168    0.95%       2.19%        3.23%
        Highest contract charges         2,793    11.416830           31,882    2.44%       2.02%        1.48%
        Remaining contract
        charges                     11,738,519      --           145,740,171    --        --           --
  2004  Lowest contract charges          2,003    12.508005           25,057    0.95%       2.10%        7.45%
        Highest contract charges         3,902    11.250035           43,901    2.42%     --             5.59%
        Remaining contract
        charges                     13,879,757      --           167,724,067    --        --           --
  2003  Lowest contract charges          2,062    11.640311           23,997    0.95%       2.59%       16.25%
        Highest contract charges           528    10.658106            5,631    1.50%     --            12.74%
        Remaining contract
        charges                     15,240,175      --           172,165,475    --        --           --
  2002  Lowest contract charges          1,000    10.226817           10,227    0.40%       4.27%       (8.93)%
        Highest contract charges         3,600     9.338168           33,617    2.02%     --           (10.60)%
        Remaining contract
        charges                     15,894,549      --           155,152,465    --        --           --
  2001  Lowest contract charges          2,870    11.229923           32,231    0.39%       2.74%        0.34%
        Highest contract charges         3,683    11.460960           42,209    1.77%       3.36%       (1.34)%
        Remaining contract
        charges                     14,945,744      --           161,848,039    --        --           --
PUTNAM UTILITIES GROWTH AND INCOME
  2005  Lowest contract charges             24    24.892511              605    0.19%       2.08%        8.51%
        Highest contract charges         6,292     9.030912           56,819    2.34%       1.88%        6.05%
        Remaining contract
        charges                      6,922,375      --           162,667,332    --        --           --
  2004  Lowest contract charges             24    22.940553              558    0.22%       2.38%       21.38%
        Highest contract charges         6,292     8.515380           53,576    2.35%       2.12%       18.78%
        Remaining contract
        charges                      7,976,143      --           174,607,982    --        --           --
  2003  Lowest contract charges             24    18.899159              460    0.39%       0.41%       24.50%
        Highest contract charges         5,375     7.169279           38,538    1.50%     --            19.40%
        Remaining contract
        charges                      9,216,184      --           168,310,662    --        --           --
  2002  Lowest contract charges          1,024    15.179599           15,549    0.40%       3.68%      (24.14)%
        Highest contract charges         2,991     6.707693           20,062    1.83%     --           (25.48)%
        Remaining contract
        charges                     11,254,373      --           167,243,926    --        --           --
  2001  Lowest contract charges          1,024    20.009196           20,496    0.39%       3.14%      (22.46)%
        Highest contract charges           502     8.993263            4,516    1.77%       3.08%      (23.71)%
        Remaining contract
        charges                     15,477,898      --           306,748,058    --        --           --
PUTNAM VISTA
  2005  Lowest contract charges          1,241    17.250467           21,407    0.40%     --            12.03%
        Highest contract charges         1,117     6.248255            6,979    2.45%     --             9.49%
        Remaining contract
        charges                      7,150,562      --           107,154,042    --        --           --
  2004  Lowest contract charges          1,243    15.397890           19,139    0.40%     --            18.43%
        Highest contract charges         1,015     5.706667            5,791    2.47%     --            15.68%
        Remaining contract
        charges                      8,532,461      --           115,955,732    --        --           --
  2003  Lowest contract charges          1,245    13.001775           16,190    0.40%     --            32.89%
        Highest contract charges         5,502     4.934834           27,151    1.54%     --            25.20%
        Remaining contract
        charges                      9,564,952      --           112,040,518    --        --           --
  2002  Lowest contract charges          2,248     9.784199           21,998    0.40%     --           (30.66)%
        Highest contract charges           366     9.121345            3,337    0.76%     --            (5.69)%
        Remaining contract
        charges                     10,725,812      --            96,038,235    --        --           --
  2001  Lowest contract charges          2,251    14.109676           31,756    0.40%     --           (33.67)%
        Highest contract charges         1,469     4.749199            6,977    1.67%     --           (37.07)%
        Remaining contract
        charges                     14,104,072      --           184,727,920    --        --           --

_____________________________________ SA-58 ____________________________________

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM VOYAGER
  2005  Lowest contract charges          1,270   $28.294845   $       35,941    0.40%       0.91%        5.51%
        Highest contract charges        11,616     6.394015           74,272    2.50%       0.67%        3.08%
        Remaining contract
        charges                     16,979,483      --           808,618,542    --        --           --
  2004  Lowest contract charges          1,271    26.816148           34,094    0.40%       0.49%        4.92%
        Highest contract charges        12,085     6.202743           74,961    2.46%     --             2.44%
        Remaining contract
        charges                     20,992,470      --           971,925,579    --        --           --
  2003  Lowest contract charges          1,554    25.559686           39,714    0.40%       0.64%       24.66%
        Highest contract charges        18,568     6.057077          112,466    1.55%     --            16.69%
        Remaining contract
        charges                     24,494,226      --         1,127,880,728    --        --           --
  2002  Lowest contract charges          1,679    20.503449           34,420    0.40%       0.87%      (26.63)%
        Highest contract charges         3,458     3.994188           13,811    0.85%     --            (6.03)%
        Remaining contract
        charges                     28,577,086      --         1,101,437,744    --        --           --
  2001  Lowest contract charges          1,746    27.945510           48,798    0.40%       0.12%      (22.55)%
        Highest contract charges         1,180     5.565281            6,568    1.67%     --           (24.83)%
        Remaining contract
        charges                     37,067,818      --         1,970,282,056    --        --           --
PUTNAM DISCOVERY GROWTH
  2005  Lowest contract charges          8,572     5.643475           48,377    0.95%     --             6.55%
        Highest contract charges         9,376     5.222078           48,961    2.27%     --             4.81%
        Remaining contract
        charges                      1,250,006      --             6,858,232    --        --           --
  2004  Lowest contract charges          8,647     5.296388           45,798    0.95%     --             6.71%
        Highest contract charges         3,283     4.982603           16,356    2.30%     --             5.13%
        Remaining contract
        charges                      1,663,030      --             8,614,698    --        --           --
  2003  Lowest contract charges          5,394     4.963500           26,771    0.95%     --            31.14%
        Highest contract charges         2,633     4.739479           12,479    1.54%     --            23.62%
        Remaining contract
        charges                      1,921,235      --             9,380,228    --        --           --
  2002  Lowest contract charges          5,404     3.784986           20,453    0.95%     --           (29.99)%
        Highest contract charges         1,147     3.676417            4,218    2.01%     --           (31.01)%
        Remaining contract
        charges                      1,279,942      --             4,794,377    --        --           --
  2001  Lowest contract charges            324     3.597658            1,167    0.92%     --           (31.30)%
        Highest contract charges           531     5.358406            2,847    1.58%     --           (36.11)%
        Remaining contract
        charges                        518,181      --             9,661,660    --        --           --
PUTNAM CAPITAL OPPORTUNITIES
  2005  Lowest contract charges             69    16.528392            1,137    0.81%     --             8.54%
        Highest contract charges           336    15.869804            5,336    2.45%     --             7.38%
        Remaining contract
        charges                        500,779      --             8,227,454    --        --           --
  2004  Lowest contract charges            126    15.228131            1,915    0.98%       1.20%       17.33%
        Highest contract charges           687    14.778449           10,152    2.42%       0.37%       15.26%
        Remaining contract
        charges                        400,183      --             6,038,685    --        --           --
  2003  Lowest contract charges            674    12.911612            8,706    0.88%      10.77%       29.12%
        Highest contract charges         8,173    12.825763          104,831    1.53%       9.83%       28.26%
        Remaining contract
        charges                        165,491      --             2,139,916    --        --           --

_____________________________________ SA-59 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
PUTNAM EQUITY INCOME
  2005  Lowest contract charges            183   $13.975903   $        2,562    0.92%       0.33%        3.95%
        Highest contract charges         1,450    13.432298           19,479    2.44%       0.97%        2.95%
        Remaining contract
        charges                      2,732,800      --            37,941,466    --        --           --
  2004  Lowest contract charges            270    13.445017            3,624    0.92%     --            11.08%
        Highest contract charges         1,451    13.047057           18,928    2.43%     --             9.11%
        Remaining contract
        charges                      2,267,799      --            30,219,617    --        --           --
  2003  Lowest contract charges          8,072    12.041597           97,206    0.88%       1.70%       20.42%
        Highest contract charges         6,319    11.961480           75,581    1.49%       2.60%       19.62%
        Remaining contract
        charges                      1,310,391      --            15,802,067    --        --           --
SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND
  2005  Lowest contract charges        849,696     1.333798        1,133,324    1.40%       0.88%        2.60%
        Highest contract charges         7,493     1.321808            9,905    1.56%       0.15%        2.45%
        Remaining contract
        charges                        --           --              --          --        --           --
  2004  Lowest contract charges        831,850     1.300004        1,081,408    1.40%       0.54%        6.81%
        Highest contract charges        48,439     1.290254           62,500    1.56%       0.14%        6.65%
        Remaining contract
        charges                        --           --              --          --        --           --
  2003  Lowest contract charges        861,963     1.217162        1,049,148    1.40%       0.26%       37.10%
        Highest contract charges       300,081     1.209843          363,051    1.50%       0.28%       36.90%
        Remaining contract
        charges                        --           --              --          --        --           --
  2002  Lowest contract charges        914,619     0.887778          811,979    1.40%       0.39%      (26.10)%
        Highest contract charges       329,754     0.883764          291,424    1.55%       0.44%      (26.21)%
        Remaining contract
        charges                        --           --              --          --        --           --
  2001  Lowest contract charges      1,017,975     1.201314        1,222,907    1.38%       0.75%        0.48%
        Highest contract charges        23,339     1.197672           27,953    1.48%       2.13%        0.33%
        Remaining contract
        charges                        --           --              --          --        --           --
SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
  2005  Lowest contract charges         84,725     1.493640          126,548    1.40%       6.12%        2.37%
        Highest contract charges       --           --              --          --        --           --
        Remaining contract
        charges                        --           --              --          --        --           --
  2004  Lowest contract charges         82,937     1.459055          121,010    1.41%       5.16%        9.54%
        Highest contract charges       --           --              --          --        --           --
        Remaining contract
        charges                        --           --              --          --        --           --
  2003  Lowest contract charges        149,332     1.331938          198,901    1.40%       8.63%       22.47%
        Highest contract charges       --           --              --          --        --           --
        Remaining contract
        charges                        --           --              --          --        --           --
  2002  Lowest contract charges        129,317     1.087528          140,636    1.40%       7.43%        5.82%
        Highest contract charges       --           --              --          --        --           --
        Remaining contract
        charges                        --           --              --          --        --           --
  2001  Lowest contract charges        144,645     1.027701          148,652    1.38%       8.37%        3.67%
        Highest contract charges       --           --              --          --        --           --
        Remaining contract
        charges                        --           --              --          --        --           --

_____________________________________ SA-60 ____________________________________

                                                                                       INVESTMENT
                                                    UNIT         CONTRACT     EXPENSE    INCOME       TOTAL
SUB-ACCOUNT                           UNITS     FAIR VALUE #  OWNERS' EQUITY  RATIO*    RATIO**     RETURN***
-----------                        -----------  ------------  --------------  -------  ----------  -----------
SALOMON BROTHERS VARIABLE INVESTORS FUND
  2005  Lowest contract charges        444,930   $ 1.242971   $      553,035    1.40%       1.13%        5.05%
        Highest contract charges         2,003     1.231762            2,467    1.55%       1.22%        4.89%
        Remaining contract
        charges                        --           --              --          --        --           --
  2004  Lowest contract charges        463,500     1.183257          548,439    1.40%       1.42%        8.84%
        Highest contract charges         2,007     1.174341            2,358    1.56%       1.50%        8.68%
        Remaining contract
        charges                        --           --              --          --        --           --
  2003  Lowest contract charges        512,311     1.087128          556,948    1.40%       1.56%       30.49%
        Highest contract charges         2,012     1.080564            2,174    1.57%       1.44%       30.30%
        Remaining contract
        charges                        --           --              --          --        --           --
  2002  Lowest contract charges        486,005     0.833097          404,890    1.40%       1.11%      (24.12)%
        Highest contract charges         2,018     0.829316            1,673    1.56%       0.20%      (24.23)%
        Remaining contract
        charges                        --           --              --          --        --           --
  2001  Lowest contract charges        527,575     1.097884          579,216    1.38%       0.87%       (5.49)%
        Highest contract charges        12,079     1.094547           13,221    1.44%       4.50%       (5.63)%
        Remaining contract
        charges                        --           --              --          --        --           --
SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
  2005  Lowest contract charges         95,679     1.202497          115,054    1.40%       2.12%        1.88%
        Highest contract charges         1,971     1.191681            2,349    1.57%       2.02%        1.73%
        Remaining contract
        charges                        --           --              --          --        --           --
  2004  Lowest contract charges         79,888     1.180317           94,293    1.41%       1.48%        7.23%
        Highest contract charges         1,976     1.171456            2,315    1.55%       1.87%        7.07%
        Remaining contract
        charges                        --           --              --          --        --           --
  2003  Lowest contract charges        139,768     1.100760          153,851    1.39%       2.52%       14.31%
        Highest contract charges         1,981     1.094146            2,167    1.57%       1.65%       14.13%
        Remaining contract
        charges                        --           --              --          --        --           --
  2002  Lowest contract charges         73,317     0.963002           70,604    1.40%       1.77%       (8.16)%
        Highest contract charges         1,986     0.958648            1,904    1.56%       1.44%       (8.30)%
        Remaining contract
        charges                        --           --              --          --        --           --
  2001  Lowest contract charges         60,683     1.048591           63,632    1.38%       1.99%       (2.18)%
        Highest contract charges         1,993     1.045416            2,084    1.50%       7.55%       (2.33)%
        Remaining contract
        charges                        --           --              --          --        --           --

  * This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests.
*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.
  #  Rounded unit values

_____________________________________ SA-61 ____________________________________

 SEPARATE ACCOUNT TEN
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2005

   Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

   The Company will make certain deductions ranging from 0.80% to 1.50% of the contract's value for mortality and expense risks undertaken by the Company.

   These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

   The Company will make certain deductions ranging from 0.15% to 0.20% of the contract's value for administrative services provided by the Company.

   These charges are a reduction in unit values.

RIDERS:

   The Company will make certain deductions for various Rider charges, such as MAV/EPB Death Benefit Charge, Principal First Charge, Principal first Preferred, Optional Death Benefit Charge, and Earnings Protection Benefit Charge. These deductions range from 0.15% to 0.75%.

   These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

   An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

   These charges are a redemption of units.

_____________________________________ SA-62 ____________________________________
      <MODULE>
      </MODULE>

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 22, 2006

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF INCOME

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
                                                                                                  (In millions)
REVENUES
   Fee income and other                                                                  $ 2,811     $ 2,592     $ 2,297
   Earned premiums                                                                           449         484         806
   Net investment income                                                                   2,569       2,470       1,764
   Net realized capital gains (losses)                                                        75         140         (13)
                                                                                         --------------------------------
                                                                     TOTAL REVENUES        5,904       5,686       4,854
                                                                                         --------------------------------
BENEFITS, CLAIMS AND EXPENSES
   Benefits, claims and claim adjustment expenses                                          3,008       3,111       2,726
   Insurance expenses and other                                                              798         709         625
   Amortization of deferred policy acquisition costs and present value of future
     profits                                                                                 945         825         646
   Dividends to policyholders                                                                 37          29          63
                                                                                         --------------------------------
                                                TOTAL BENEFITS, CLAIMS AND EXPENSES        4,788       4,674       4,060
                                                                                         --------------------------------
   Income before income tax expense and cumulative effect of accounting changes            1,116       1,012         794
   Income tax expense                                                                        207          29         168
   Income before cumulative effect of accounting changes                                     909         983         626
   Cumulative effect of accounting changes, net of tax                                        --         (18)         --
                                                                                         --------------------------------
                                                                         NET INCOME      $   909     $   965     $   626
                                                                                         --------------------------------


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS

                                                                                                   AS OF DECEMBER 31,
                                                                                                -------------------------
                                                                                                   2005          2004
                                                                                                -------------------------
                                                                                                  (In millions, except
                                                                                                    for share data)
ASSETS
   Investments
   Fixed maturities, available for sale, at fair value (amortized cost of $42,256 and               43,242        42,691
     $40,479)                                                                                   $             $
   Equity securities, available for sale, at fair value (cost of $303 and $171)                        310           179
   Equity securities, held for trading, at fair value                                                    1             1
   Policy loans, at outstanding balance                                                              1,971         2,617
   Mortgage loans on real estate                                                                     1,355           794
   Other investments                                                                                   579           289
                                                                                                -------------------------
                                                                         TOTAL INVESTMENTS          47,458        46,571
                                                                                                -------------------------
   Cash                                                                                                124           216
   Premiums receivable and agents' balances                                                             23            20
   Reinsurance recoverables                                                                          1,114         1,460
   Deferred policy acquisition costs and present value of future profits                             7,101         6,453
   Deferred income taxes                                                                              (516)         (638)
   Goodwill                                                                                            186           186
   Other assets                                                                                      1,611         1,562
   Separate account assets                                                                         150,523       139,812
                                                                                                -------------------------
                                                                              TOTAL ASSETS      $  207,624    $  195,642
                                                                                                -------------------------
LIABILITIES
   Reserve for future policy benefits                                                           $    7,406    $    7,244
   Other policyholder funds                                                                         38,399        37,493
   Other liabilities                                                                                 3,959         3,844
   Separate account liabilities                                                                    150,523       139,812
                                                                                                -------------------------
                                                                         TOTAL LIABILITIES         200,287       188,393
                                                                                                -------------------------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE 11                                                         --            --
STOCKHOLDER'S EQUITY
   Common stock -- 1,000 shares authorized, issued and outstanding, par value $5,690                     6             6
   Capital surplus                                                                                   2,405         2,240
   Accumulated other comprehensive income
     Net unrealized capital gains on securities, net of tax                                            464           940
     Foreign currency translation adjustments                                                           (1)           (1)
                                                                                                -------------------------
                                              TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME             463           939
                                                                                                -------------------------
   Retained earnings                                                                                 4,463         4,064
                                                                                                -------------------------
                                                                TOTAL STOCKHOLDER'S EQUITY           7,337         7,249
                                                                                                -------------------------
                                                TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY      $  207,624    $  195,642
                                                                                                -------------------------


                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                 Accumulated Other
                                                            Comprehensive Income (Loss)
                                                      ----------------------------------------
                                                          Net
                                                       Unrealized    Net (Loss)
                                                        Capital        Gain On
                                                         Gains        Cash Flow     Foreign
                                                      (Losses) on      Hedging      Currency                  Total
                                    Common    Capital Securities,    Instruments,  Translation Retained   Stockholder's
                                     Stock    Surplus  Net of Tax    Net of Tax    Adjustments Earnings       Equity
                                    -------------------------------------------------------------------------------------
                                                                       (In millions)
2005
Balance, December 31, 2004            $ 6     $2,240     $1,124         $(184)         $(1)     $4,064        $7,249
Comprehensive income
  Net income                                                                                       909           909
Other comprehensive income, net
   of tax [1]
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                         (547)                                                (547)
  Net loss on cash flow hedging
    instruments                                                            71                                     71
Total other comprehensive income                                                                                (476)
  Total comprehensive income                                                                                     433
Capital contribution from parent                 165                                                             165
Dividends declared                                                                                (510)         (510)
       BALANCE, DECEMBER 31, 2005     $ 6     $2,405     $  577         $(113)         $(1)     $4,463        $7,337
2004
Balance, December 31, 2003            $ 6     $2,240     $  728         $ (17)         $(1)     $3,648        $6,604
Comprehensive income
  Net income                                                                                       965           965
Other comprehensive income, net
   of tax [1]
  Cumulative effect of
    accounting change                                       292                                                  292
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                          104                                                  104
  Net loss on cash flow hedging
    instruments                                                          (167)                                  (167)
Total other comprehensive income                                                                                 229
  Total comprehensive income                                                                                   1,194
Dividends declared                                                                                (549)         (549)
       BALANCE, DECEMBER 31, 2004     $ 6     $2,240     $1,124         $(184)         $(1)     $4,064        $7,249
2003
Balance, December 31, 2002            $ 6     $2,041     $  463         $ 111          $(1)     $3,197        $5,817
Comprehensive income
  Net income                                                                                       626           626
Other comprehensive income, net
   of tax [1]
  Net change in unrealized
    capital gains (losses) on
    securities [2]                                          265                                                  265
  Net loss on cash flow hedging
    instruments                                                          (128)                                  (128)
  Total other comprehensive
    income                                                                                                       137
Total comprehensive income                                                                                       763
  Capital contribution from
    parent                                       199                                                             199
Dividends declared                                                                                (175)         (175)
       BALANCE, DECEMBER 31, 2003     $ 6     $2,240     $  728         $ (17)         $(1)     $3,648        $6,604

[1] Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(295), $56, and $143 for the years ended December 31, 2005, 2004 and 2003, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $38, $(90) and $(69) for the years ended December 31, 2005, 2004 and 2003, respectively. There is no tax effect on cumulative translation adjustments.

[2] There were reclassification adjustments for after-tax gains (losses) realized in net income of $26, and $78 for the years ended December 31, 2005, and 2004, respectively. There were no reclassification adjustments for after-tax gains (losses) realized in net income for the year ended December 31, 2003.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                     ------------------------------------
                                                                                       2005         2004         2003
                                                                                     ------------------------------------
                                                                                                (In millions)
OPERATING ACTIVITIES
   Net income                                                                        $     909    $     965    $     626
   Adjustments to reconcile net income to net cash provided by operating activities
   Net realized capital (gains) losses                                                     (75)        (140)          13
   Cumulative effect of accounting changes, net of tax                                      --           18           --
   Amortization of deferred policy acquisition costs and present value of
     future profits                                                                        945          825          646
   Additions to deferred policy acquisition costs and present value of future
     profits                                                                            (1,226)      (1,375)      (1,319)
   Depreciation and amortization                                                           200           43          117
   Increase in premiums receivable and agents' balances                                     (3)          (3)          (2)
   (Decrease) increase in other liabilities                                                339           (7)         299
   Change in receivables, payables, and accruals                                            46         (205)         227
   Increase (decrease) in accrued tax                                                      (98)          34          (67)
   (Increase) decrease in deferred income tax                                              134          (55)          65
   Amortization of sales inducements                                                        39           30           68
   Additions to deferred sales inducements                                                 (85)        (141)        (136)
   Increase in future policy benefits                                                      129          726          794
   Decrease (increase) in reinsurance recoverables                                         177          (15)          (1)
   Decrease (increase) in other assets                                                    (143)          55         (109)
                                                                                     ------------------------------------
                                       NET CASH PROVIDED BY OPERATING ACTIVITIES         1,288          755        1,221
                                                                                     ------------------------------------
INVESTING ACTIVITIES
   Purchases of investments                                                            (21,654)     (17,192)     (13,628)
   Sales of investments                                                                 16,899       13,306        6,676
   Maturity and principal paydowns of fixed maturity investments                         2,398        2,971        3,233
   Other                                                                                                 --           85
                                                                                     ------------------------------------
                                          NET CASH USED FOR INVESTING ACTIVITIES        (2,357)        (915)      (3,634)
                                                                                     ------------------------------------
FINANCING ACTIVITIES
   Capital contributions                                                                   129           --          199
   Dividends paid                                                                         (498)        (549)        (175)
   Net receipts from investment and universal life-type contracts                        1,347          829        2,406
                                                                                     ------------------------------------
                                       NET CASH PROVIDED BY FINANCING ACTIVITIES           978          280        2,430
                                                                                     ------------------------------------
   Net (decrease) increase in cash                                                         (91)         120           17
   Impact of foreign exchange                                                               (1)          --           --
   Cash -- beginning of year                                                               216           96           79
                                                                                     ------------------------------------
   Cash -- end of year                                                               $     124    $     216    $      96
                                                                                     ------------------------------------
Supplemental Disclosure of Cash Flow Information:
   Net Cash Paid During the Year for:
   Income taxes                                                                      $     149    $      42    $      35


SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company recaptured an indemnity reinsurance arrangement with Hartford Life and Accident Insurance Company. In conjunction with this transaction, the Company recorded a noncash capital contribution of $36 and a related extinguishment of the reinsurance recoverable liability.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)
------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI"), Hartford International Life Reassurance Corporation ("HLRe") and Servus Life Insurance Company, formerly Royal Life Insurance Company of America. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Holdings, Inc., a direct subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) corporate owned life insurance and (e) assumes fixed annuity products and guaranteed minimum income benefits ("GMIB") from Hartford Life's international operations.

NOTE 2. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States, which differ materially from the accounting prescribed by various insurance regulatory authorities. All material intercompany transactions and balances between the Company and its subsidiaries and affiliates have been eliminated.

In 2004, the Company sponsored and purchased an investment interest in a synthetic collateralized loan obligation transaction, a variable interest entity ("VIE") for which the Company determined itself to be the primary beneficiary. Accordingly, the assets, liabilities and results of operations of the entity are included in the Company's consolidated financial statements. For further discussion of the synthetic collateralized loan transaction see Note 4.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF Issue No. 03-1"). EITF Issue No. 03-1 provided a model for determining when unrealized holding losses on debt and equity securities should be deemed other-than-temporary impairments and the impairments recognized as realized losses. In addition, EITF Issue No. 03-1 provided clarified guidance on the subsequent accounting for debt securities that are other-than-temporarily impaired and established certain disclosure requirements regarding investments in an unrealized loss position. The disclosure requirements were retroactively effective for the year ended December 31, 2003 and are included in Note 4 of Notes to Consolidated Financial Statements. The Financial Accounting Standards Board ("FASB") subsequently voted to delay the implementation of the other provisions of EITF Issue No. 03-1 in order to redeliberate certain aspects.

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces EITF Issue No. 03-1. FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF Issue No. 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than temporary a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. FSP 115-1 is effective for reporting periods beginning after December 15, 2005, with earlier application permitted. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position

("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                                             Other
                                                                                                         Comprehensive
Components of Cumulative Effect of Adoption                                              Net Income          Income
                                                                                        ---------------------------------
Establishing GMDB and other benefit reserves for annuity contracts                          $ (50)            $  --
Reclassifying certain separate accounts to general account                                     30               294
Other                                                                                           2                (2)
                                                                                        ---------------------------------
                                               TOTAL CUMULATIVE EFFECT OF ADOPTION          $ (18)            $ 292
                                                                                        ---------------------------------

In May 2003, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Generally, SFAS 150 requires liability classification for two broad classes of financial instruments: (a) instruments that represent, or are indexed to, an obligation to buy back the issuer's shares regardless of whether the instrument is settled on a net-cash or gross-physical basis and (b) obligations that (i) can be settled in shares but derive their value predominately from another underlying instrument or index (e.g. security prices, interest rates, and currency rates), (ii) have a fixed value, or (iii) have a value inversely related to the issuer's shares. Mandatorily redeemable equity and written options requiring the issuer to buyback shares are examples of financial instruments that should be reported as liabilities under this new guidance. SFAS 150 specifies accounting only for certain freestanding financial instruments and does not affect whether an embedded derivative must be bifurcated and accounted for separately. SFAS 150 was effective for instruments entered into or modified after May 31, 2003 and for all other instruments beginning with the first interim reporting period beginning after June 15, 2003. Adoption of this statement did not have a material impact on the Company's consolidated financial condition or results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" ("FIN 46"), which required an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity ("VIE"). A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The initial determination of whether an entity is a VIE shall be made on the date at which an enterprise becomes involved with the entity. An enterprise shall consolidate a VIE if it has a variable interest that will absorb a majority of the VIEs expected losses if they occur, receive a majority of the entity's expected residual returns if they occur or both. FIN 46 was effective immediately for new VIEs established or purchased subsequent to January 31, 2003. For VIEs established or purchased subsequent to January 31, 2003, the adoption of FIN 46 did not have a material impact on the Company's consolidated financial condition or results of operations as there were no material VIEs which required consolidation.

In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaced the previously issued FIN 46 and, subject to certain special provisions, was effective no later than the end of the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN 46R in the fourth quarter of 2003. The adoption of FIN 46R did not result in the consolidation of any material VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS

155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets." This Statement: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company is required to apply SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007 although early adoption is permitted as of the beginning of an entity's fiscal year. The provisions of SFAS 155 are not expected to have an impact recorded at adoption; however, the standard could affect the future income recognition for securitized financial assets because there may be more embedded derivatives identified with changes in fair value recognized in net income.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Initial application of SOP 05-1 should be as of the beginning of the entity's fiscal year. The Company is expected to adopt SOP 05-1 effective January 1, 2007. Adoption of this statement is expected to have an impact on the Company's consolidated financial statements; however, the impact has not yet been determined.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R"), which replaces SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award for financial statements for reporting periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission deferred the required effective date for adoption to annual periods beginning after June 15, 2005. The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition. The transition methods include prospective and retrospective adoption options. The prospective method requires that compensation expense be recorded for all unvested stock-based awards including those granted prior to adoption of the fair value recognition provisions of SFAS 123, at the beginning of the first quarter of adoption of SFAS 123R; while the retrospective methods would record compensation expense for all unvested stock-based awards beginning with the first period restated. The Company will adopt SFAS 123R in the first quarter of fiscal 2006 using the prospective method. In January 2003, the Company began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS 123 and; therefore, the adoption is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

STOCK-BASED COMPENSATION

The Hartford has an incentive stock plan (the "2005 Stock Plan") which permits the Hartford to grant non-qualified or incentive stock options qualifying under
Section 422A of the Internal Revenue Code, stock appreciation rights, performance shares, restricted stock, or restricted stock units, or any combination of the foregoing. In January 2003, the Hartford began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of Statement of Financial Accounting Standard ("SFAS") No. 123 "Accounting for Stock-Based Compensation." The fair value of stock-based awards granted by the Hartford during the years ended December 31, 2005, 2004 and 2003 were $42, $40 and $35, respectively, after-tax. The fair value of these awards will be recognized as expense over the awards' vesting periods, generally three years.

Prior to January 1, 2004, the Company used the Black-Scholes model to determine the fair value of the Hartford's stock-based compensation. For all awards granted or modified on or after January 1, 2004, the Hartford uses a hybrid lattice/Monte-Carlo based option valuation model

(the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates the Hartford's historical forfeiture and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

All stock-based awards granted or modified prior to January 1, 2003 continue to be valued using the intrinsic value-based provisions set forth in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Under the intrinsic value method, compensation expense is determined on the measurement date, which is the first date on which both the number of shares the employee is entitled to receive and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date, and is recognized over the award's vesting period. The expense, including non-option plans, related to stock-based employee compensation included in the determination of net income for the years ended December 31, 2005, 2004 and 2003 is less than that which would have been recognized if the fair value method had been applied to all awards since the effective date of SFAS No. 123. For further discussion of the Hartford's stock-based compensation plans, see Note 17.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance, which approximates fair value. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Other investments primarily consist of limited partnership interests and derivatives. Limited partnerships are accounted for under the equity method and accordingly the Company's share of partnership earnings are included in net investment income. Derivatives are carried at fair value.

VALUATION OF FIXED MATURITIES

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed ("ABS") and commercial mortgage-backed securities ("CMBS") are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2005 and 2004, primarily consisted of non-144A private placements and have an average duration of 4.8 and 4.7 years, respectively.

The following table identifies the fair value of fixed maturity securities by pricing source as of December 31, 2005 and 2004.

                                                                         2005                          2004
                                                              ----------------------------------------------------------
                                                                             Percentage                     Percentage
                                                                              of Total                       of Total
                                                              Fair Value     Fair Value     Fair Value      Fair Value
                                                              ----------------------------------------------------------
Priced via independent market quotations                       $ 36,055          83.4%       $  34,555          80.9%
Priced via broker quotations                                      2,271           5.2            3,082           7.2
Priced via matrices                                               3,667           8.5            3,508           8.2
Priced via other methods                                            202           0.5               61           0.2
Short-term investments [1]                                        1,047           2.4            1,485           3.5
                                                              ----------------------------------------------------------
                                                    TOTAL      $ 43,242         100.0%       $  42,691         100.0%
                                                              ----------------------------------------------------------


[1] Short-term investments are primarily valued at amortized cost, which approximates fair value.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

OTHER-THAN-TEMPORARY IMPAIRMENTS ON AVAILABLE-FOR-SALE SECURITIES

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20 ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer,
(c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. Non-EITF Issue No. 99-20 securities depressed by twenty percent or more for six months are presumed to be other-than-temporarily impaired unless significant objective verifiable evidence supports that the security price is temporarily depressed and is expected to recover within a reasonable period of time. The evaluation of non-EITF Issue No. 99-20 securities depressed more than ten percent is documented and discussed quarterly by the committee.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from current estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

MORTGAGE LOAN IMPAIRMENTS

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction remeasurements are also recognized within net realized capital gains and losses. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the years ended December 31, 2005 and 2004 and were $1 for the year ended December 31, 2003. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

NET INVESTMENT INCOME

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. For fixed maturities subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments. These adjustments are accounted for using the retrospective method for highly-rated fixed maturities, and the prospective method for non-highly rated securitized financial assets. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For partnership investments, the equity method of accounting is used to recognize the Company's share of partnership earnings. For investments that have had an other-than-temporary impairment loss, income is earned on the constant effective yield method based upon the new cost basis and the amount and timing of future estimated cash flows.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of
Note 4.

The Company's derivative transactions are used in strategies permitted under the derivatives use plans filed and/or approved, as applicable, by the State of Connecticut and the State of New York insurance departments. The Company does not make a market or trade in these instruments for the express purpose of earning short-term trading profits.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. Other than the guaranteed minimum withdrawal benefit ("GMWB") rider, which is discussed below, and the associated reinsurance contracts as well as the reinsurance contracts associated with the GMIB product, which is discussed in Note 15, approximately 84% and 76% of derivatives, based upon notional values, were priced via valuation models, while the remaining 16% and 24% of derivatives were priced via broker quotations, as of December 31, 2005 and 2004, respectively. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and GMWB and GMIB reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB and GMIB reinsurance assumed contract amounts are recorded in other policyholder funds in the consolidated balance sheets. GMWB reinsurance ceded amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation or (5) held for other investment and risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic derivative net coupon settlements are recorded in net investment income with the exception of hedges of Company issued debt which are recorded in interest expense.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete or substantially complete liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in net investment income.

Other Investment and Risk Management Activities

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk, enhance income, or replicate permitted fixed income investments, and do not receive hedge accounting treatment. Changes in the fair value, including periodic net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. In addition, certain hedging relationships are considered highly effective if the changes in the fair value or discounted cash flows of the hedging instrument are within a ratio of 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. Hedge ineffectiveness is measured using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Depending on the hedging strategy, quantitative methods may include the "Change in Variable Cash Flows Method," the "Change in Fair Value Method," the "Hypothetical Derivative Method" and the "Dollar Offset Method."

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is dedesignated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivatives counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. By using derivative instruments, the Company is exposed to credit risk, which is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. When the fair value of a derivative contract is positive, this indicates that the counterparty owes the Company and, therefore, exposes the Company to credit risk. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and then collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds exposure policy thresholds. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties that are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that all derivative contracts, with the exception of exchange-traded contracts and currency forward purchase or sale contracts, be governed by an International Swaps and Dealers Association Master Agreement which is structured by legal entity and by counterparty and permits the right of offset. In addition, the Company periodically enters into swap agreements in which the Company assumes credit exposure from a single entity, referenced index or asset pool.

Product Derivatives and Risk Management

VALUATION OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT REINSURANCE DERIVATIVES

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has recently added a feature, available to new contract holders, that allows the policyholder the option to receive the guaranteed annual withdrawal amount for as long as they are alive. In this new feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company entered into a reinsurance agreement with Hartford Life Insurance K.K., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, Hartford Life, K.K. agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by Hartford Life, K.K. on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by Hartford Life, K.K. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by Hartford Life, K.K. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to Hartford Life, K.K. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. During the 4th quarter of 2005, the Company reflected a newly reliable market input for volatility on Standard and Poor's ("S&P") 500 index options. The impact of reflecting the newly reliable market input for the S&P 500 index volatility resulted in a decrease to the GMWB asset of $83 and had an insignificant impact on the valuation of the GMIB reinsurance assumed asset. The impact to net income including other changes in assumptions, after DAC amortization and taxes was a loss of $18.

In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder for the GMWB over the Attributed Fees are associated with the host variable annuity contract and are recorded in fee income.

For contracts issued prior to July 2003, the Company has an unrelated party reinsurance arrangement in place to transfer its risk of loss due to GMWB. For contracts issued after July 2003, the Company had reinsured the risk of loss due to GMWB to a related party, Hartford Life and Accident Insurance Company. Both of these arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. During September 2005, the Company recaptured the reinsurance agreement with the related party. As a result of the recapture, the Company received derivative instruments, used to hedge its exposure to the GMWB rider, including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. For the years ended December 31, 2005, 2004 and 2003, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $55 loss, $0 and $0, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, as of December 31, 2005, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

SEPARATE ACCOUNTS

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Non-guaranteed separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS ASSOCIATED WITH VARIABLE ANNUITY AND OTHER UNIVERSAL LIFE-TYPE CONTRACTS

Accounting Policy and Assumptions

The Company's policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired, generally 20 years. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC." At December 31, 2005 and 2004, the carrying value of the Company's DAC asset was $7.1 billion and $6.5 billion, respectively.

The Company amortizes DAC related to traditional policies (term, whole life and group insurance) over the premium-paying period in proportion to the present value of annual expected premium income. The Company amortizes DAC related to investment contracts and universal life-type contracts (including individual variable annuities) using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). The Company uses other measures for amortizing DAC, such as gross costs, as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. The Company also adjusts the DAC balance, through other comprehensive income, by an amount that represents the amortization of DAC that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up," which are recorded in the current period. The true-up recorded for the years ended December 31, 2005, 2004 and 2003, was an increase to amortization of $27, $16 and $35, respectively.

Each year, the Company develops future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future gross profits are projected for the estimated lives of the contracts, generally 20 years and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, and mortality. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events which are likely to be different for each year's cohort. For example, upon completion of a study during the fourth quarter of 2005, the Company, in developing projected account values and the related EGP's for the 2005 cohorts, used a separate account return assumption of 7.6% (after fund fees, but before mortality and expense charges). For prior year cohorts, the Company's separate account return assumption, at the time those cohorts' account values and related EGPs were projected, was 9.0%.

UNLOCK ANALYSIS

EGPs that are used as the basis for determining amortization of DAC are evaluated regularly to determine if actual experience or other evidence suggests that earlier estimates should be revised. Assumptions used to project account values and the related EGPs, are not revised unless the EGPs in the DAC amortization model fall outside of a reasonable range. In the event that the Company was to revise assumptions used for prior year cohorts, thereby changing its estimate of projected account value, and the related EGPs, in the DAC amortization model, the cumulative DAC amortization would be adjusted to reflect such changes, in the period the revision was determined to be necessary, a process known as "unlocking."

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, the Company evaluates, on a quarterly basis, its previously projected EGPs. The Company's process to assess the reasonableness of its EGPs, involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are the Company's current best estimate assumptions with respect to separate account returns, lapse rates, mortality, and expenses. These scenarios are run to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the respective DAC amortization models. If EGPs used in the DAC amortization model fall outside of the statistical ranges of reasonable EGPs, a revision to the assumptions in prior year cohorts used to project account value and the related EGPs, in the DAC amortization model would be necessary. A similar approach is used for variable universal life business.

As of December 31, 2005, the present value of the EGPs used in the DAC amortization models, for variable annuities and variable universal life business, fell within the statistical range of reasonable EGPs. Therefore, the Company did not revise the separate account return assumption, the account value or any other assumptions, in those DAC amortization models, for 2004 and prior cohorts.

Aside from absolute levels and timing of market performance, additional factors that will influence the unlock determination include the degree of volatility in separate account fund performance and shifts in asset allocation within the separate account made by policyholders. The overall return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,248 on December 31, 2005), although no assurance can be provided that this correlation will continue in the future.

The overall recoverability of the DAC asset is dependent on the future profitability of the business. The Company tests the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced another significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market.

RESERVE FOR FUTURE POLICY BENEFITS AND UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

OTHER POLICYHOLDER FUNDS AND BENEFITS PAYABLE

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Policyholder funds include funding agreements held by VIE issuing medium-term notes.

REVENUE RECOGNITION

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for investment and universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. The Company's traditional life and group disability products are classified as long duration contracts, and premiums are recognized as revenue when due from policyholders.

DIVIDENDS TO POLICYHOLDERS

Policyholder dividends are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 3%, 5%, and 6% as of December 31, 2005, 2004 and 2003, respectively, of total life insurance in force. Dividends to policyholders were $37, $29 and $63 for the years ended December 31, 2005, 2004 and 2003, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

REINSURANCE

Written premiums, earned premiums and incurred insurance losses and loss adjustment expense all reflect the net effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to our acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance means other insurance companies have agreed to share certain risks the Company has underwritten. Reinsurance accounting is followed for assumed and ceded transactions when the risk transfer provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met.

INCOME TAXES

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 3. SEGMENT INFORMATION

The Company has adjusted its reportable operating segments in 2005 from Retail Products Group ("Retail"), Institutional Solutions Group ("Institutional") and Individual Life to Retail, Retirement Plans, Institutional and Individual Life.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities, and other investment products.

Retirement Plans offer retirement plan products and services to corporations and municipalities pursuant to Section 401(k), 403(b) and 457 plans.

Institutional offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable private placement life insurance owned by corporations and high net worth individuals (formerly referred to as COLI).

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life insurance.

Life includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) and interest rate risk generated from sales of the assumed yen based fixed annuity from Hartford Life's international operations, other than the net periodic coupon settlements on credit derivatives, which are allocated to the reportable segments; intersegment eliminations and GMIB reinsurance assumed from Hartford Life Insurance KK, a related party and subsidiary of Hartford Life, as well as certain group benefit products, including group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. Life evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. The Company charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between Life's Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of net realized capital gains and losses and the allocation of credit risk charges. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in Life's Other category. Those net realized capital gains and losses that are interest rate related are subsequently allocated back to the operating segments in future periods, with interest, over the average estimated duration of the operating segment's investment portfolios, through an adjustment to each respective operating segment's realized capital gains and losses, with an offsetting adjustment in the Other category. Net realized capital gains and losses from non-qualifying derivative strategies, including embedded derivatives, are retained by Corporate and reported in the Other category. Net realized capital gains and losses generated from credit related events, other than net periodic coupon settlements on credit derivatives, are retained by Corporate. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through realized capital gains and losses. The "credit-risk" fee covers fixed income assets included in each operating segment's general account and guaranteed separate accounts. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses. The Company's revenues are primarily derived from customers within the United States. The Company's long-lived assets primarily consist of deferred policy acquisition costs and deferred tax assets from within the United States.

The positive (negative) impact on realized gains and losses of the segments for allocated interest related realized gains and losses and the credit-risk fees were as follows:

                                                                                             2005       2004       2003
                                                                                            -----------------------------
Retail
   Realized gains (losses)                                                                   $  34      $ 25      $   1
   Credit risk fees                                                                            (26)      (22)       (14)
Retirement Plans
   Realized gains (losses)                                                                       6         5          5
   Credit risk fees                                                                             (8)       (8)        (7)
Institutional
   Realized gains (losses)                                                                      13         8          6
   Credit risk fees                                                                            (18)      (16)       (13)
Individual Life
   Realized gains (losses)                                                                       8        12         --
   Credit risk fees                                                                             (5)       (5)        (5)
Other
   Realized gains (losses)                                                                     (61)      (50)       (12)
   Credit risk fees                                                                             57        51         39
                                                                                            -----------------------------
                                                                                 TOTAL       $  --      $ --      $  --
                                                                                            -----------------------------

The following tables represent summarized financial information concerning the Company's segments.

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
TOTAL REVENUES
   Retail                                                                                $ 2,570     $ 2,488     $ 1,657
   Retirement Plans                                                                          457         421         376
   Institutional                                                                           1,400       1,273       1,494
   Individual Life                                                                           991         966         894
   Other                                                                                     486         538         433
                                                                                         --------------------------------
                                                                     TOTAL REVENUES      $ 5,904     $ 5,686     $ 4,854
                                                                                         --------------------------------
NET INVESTMENT INCOME
   Retail                                                                                $   934     $ 1,013     $   431
   Retirement Plans                                                                          311         307         280
   Institutional                                                                             784         647         562
   Individual Life                                                                           272         269         227
   Other                                                                                     268         234         264
                                                                                         --------------------------------
                                                        TOTAL NET INVESTMENT INCOME      $ 2,569     $ 2,470     $ 1,764
                                                                                         --------------------------------
AMORTIZATION OF DAC
   Retail                                                                                $   689     $   596     $   450
   Retirement Plans                                                                           26          28          18
   Institutional                                                                              32          26          27
   Individual Life                                                                           196         175         166
   Other                                                                                       2          --         (15)
                                                                                         --------------------------------
                                                          TOTAL AMORTIZATION OF DAC      $   945     $   825     $   646
                                                                                         --------------------------------
INCOME TAX EXPENSE (BENEFIT)
   Retail                                                                                $    33     $    35     $    27
   Retirement Plans                                                                           19          17          15
   Institutional [1]                                                                          34          24          34
   Individual Life                                                                            69          70          64
   Other [2]                                                                                  52        (117)         28
                                                                                         --------------------------------
                                                           TOTAL INCOME TAX EXPENSE      $   207     $    29     $   168
                                                                                         --------------------------------
NET INCOME
   Retail                                                                                $   520     $   373     $   330
   Retirement Plans                                                                           66          59          39
   Institutional                                                                              82          55          68
   Individual Life                                                                           149         143         134
   Other [2]                                                                                  92         335          55
                                                                                         --------------------------------
                                                                   TOTAL NET INCOME      $   909     $   965     $   626
                                                                                         --------------------------------


[1] 2003 includes $9 of after-tax benefit related to the settlement of litigation.

[2] For the year ended December 31, 2004 the Company includes a $191 tax benefit recorded in its Other category, which relates to an agreement with the IRS on the resolution of matters pertaining to tax years prior to 2004. For further discussion of this tax benefit see Note 12.

                                                                                                      DECEMBER 31,
                                                                                                --------------------------
                                                                                                   2005           2004
                                                                                                --------------------------
ASSETS
   Retail                                                                                       $  119,185     $  114,288
   Retirement Plans                                                                                 20,058         17,142
   Institutional                                                                                    48,561         44,572
   Individual Life                                                                                  12,314         11,361
   Other                                                                                             7,506          8,279
                                                                                                --------------------------
                                                                              TOTAL ASSETS      $  207,624     $  195,642
                                                                                                --------------------------
DAC
   Retail                                                                                       $    4,617     $    4,307
   Retirement Plans                                                                                    406            264
   Institutional                                                                                        81             57
   Individual Life                                                                                   1,976          1,802
   Other                                                                                                21             23
                                                                                                --------------------------
                                                                                 TOTAL DAC      $    7,101     $    6,453
                                                                                                --------------------------
RESERVE FOR FUTURE POLICY BENEFITS
   Retail                                                                                       $      732     $      678
   Retirement Plans                                                                                    366            387
   Institutional                                                                                     4,962          4,512
   Individual Life                                                                                     536            538
   Other                                                                                               810          1,129
                                                                                                --------------------------
                                                  TOTAL RESERVE FOR FUTURE POLICY BENEFITS      $    7,406     $    7,244
                                                                                                --------------------------
OTHER POLICYHOLDER FUNDS
   Retail                                                                                       $   16,299     $   18,320
   Retirement Plans                                                                                  5,194          4,790
   Institutional                                                                                     9,228          7,653
   Individual Life                                                                                   4,482          4,150
   Other                                                                                             3,196          2,580
                                                                                                --------------------------
                                                            TOTAL OTHER POLICYHOLDER FUNDS      $   38,399     $   37,493
                                                                                                --------------------------


NOTE 4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                                                                         $ 2,275     $ 2,122     $ 1,425
Policy loans                                                                                 142         183         207
Other investments                                                                            189         195         152
Gross investment income                                                                    2,606       2,500       1,784
Less: Investment expenses                                                                     37          30          20
                                                                                         --------------------------------
                                                              NET INVESTMENT INCOME      $ 2,569     $ 2,470     $ 1,764
                                                                                         --------------------------------
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
Fixed maturities                                                                         $    57     $   168     $    (6)
Equity securities                                                                              8           7          (7)
Foreign currency transaction remeasurements                                                  157          (6)         --
Derivatives and other [1]                                                                   (147)        (29)         --
                                                                                         --------------------------------
                                                NET REALIZED CAPITAL GAINS (LOSSES)      $    75     $   140     $   (13)
                                                                                         --------------------------------


[1] Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
COMPONENTS OF NET UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Fixed maturities                                                                         $   986     $ 2,212     $ 1,574
Equity securities                                                                              7           8           7
Net unrealized gains credited to policyholders                                                (9)        (20)        (63)
Net unrealized gains                                                                         984       2,200       1,518
Deferred income taxes and other items                                                        407       1,076         790
Net unrealized gains, net of tax -- end of year                                              577       1,124         728
Net unrealized gains, net of tax -- beginning of year                                      1,124         728         463
                                                                                         --------------------------------
               CHANGE IN UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES      $  (547)    $   396     $   265
                                                                                         --------------------------------


COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                           AS OF DECEMBER 31, 2005
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                 Gross
                                                       Cost        Unrealized Gains     Unrealized Losses     Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
ABS                                                 $   6,383          $     44              $   (73)          $   6,354
Collateralized mortgage obligations ("CMOs")
   Agency backed                                          657                 3                   (4)                656
   Non-agency backed                                      107                --                   --                 107
CMBS
   Agency backed                                           53                 1                   --                  54
   Non-agency backed                                    8,258               158                  (85)              8,331
Corporate                                              21,179             1,098                 (226)             22,051
Government/Government agencies
   Foreign                                                646                43                   (4)                685
   United States                                          435                23                   (2)                456
   Mortgage-backed securities ("MBS") -- U.S.
     Government/Government agencies                     2,559                 6                  (39)              2,526
   States, municipalities and political
     subdivisions                                         926                47                   (4)                969
   Redeemable preferred stock                               6                --                   --                   6
Short-term investments                                  1,047                --                   --               1,047
                                                    ---------------------------------------------------------------------
                        TOTAL FIXED MATURITIES      $  42,256          $  1,423              $  (437)          $  43,242
                                                    ---------------------------------------------------------------------

                                                                           AS OF DECEMBER 31, 2004
                                                    ----------------------------------------------------------------------
                                                    Amortized           Gross                 Gross
                                                       Cost        Unrealized Gains     Unrealized Losses     Fair Value
                                                    ----------------------------------------------------------------------
BONDS AND NOTES
ABS                                                  $  5,881          $     72              $   (61)          $   5,892
Collateralized mortgage obligations ("CMOs")
   Agency backed                                          834                 9                   (3)                840
   Non-agency backed                                       48                --                   --                  48
CMBS
   Agency backed                                           54                --                   --                  54
   Non-agency backed                                    7,336               329                  (17)              7,648
   Corporate                                           21,200             1,826                  (57)             22,969
Government/Government agencies
   Foreign                                                649                60                   (2)                707
   United States                                          774                19                   (4)                789
   Mortgage-backed securities ("MBS") -- U.S.
     Government/Government agencies                     1,542                18                   (2)              1,558
   States, municipalities and political
     subdivisions                                         675                30                   (5)                700
   Redeemable preferred stock                               1                --                   --                   1
Short-term investments                                  1,485                --                   --               1,485
                                                    ----------------------------------------------------------------------
                        TOTAL FIXED MATURITIES       $ 40,479          $  2,363              $  (151)          $  42,691
                                                    ----------------------------------------------------------------------


The amortized cost and estimated fair value of fixed maturity investments at December 31, 2005 by contractual maturity year are shown below. Estimated maturities may differ from contractual maturities due to call or prepayment provisions. ABS, including MBS and CMOs, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                                               Amortized Cost     Fair Value
                                                              --------------------------------
MATURITY
One year or less                                                 $   4,113         $   4,106
Over one year through five years                                     13,312           13,558
Over five years through ten years                                    11,423           11,524
Over ten years                                                       13,408           14,054
                                                              -------------------------------
                                                   TOTAL         $  42,256         $  43,242
                                                              -------------------------------


SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                                                                              FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                        ---------------------------------
                                                                                          2005         2004       2003
                                                                                        ---------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                                                                           $ 15,882     $ 13,022    $ 6,205
Gross gains                                                                                  302          311        196
Gross losses                                                                                (218)        (125)       (71)
SALE OF AVAILABLE-FOR-SALE EQUITY SECURITIES
Sale proceeds                                                                           $     39     $     75    $   107
Gross gains                                                                                    8           12          4
Gross losses                                                                                  --           (5)        (3)
                                                                                        ---------------------------------


CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than certain U.S. government and government agencies. Other than U.S. government and government agencies, the Company's top three exposures by issuer as of December 31, 2005 were Royal Bank of Scotland Group PLC, AT&T Inc. and JPMorgan Chase & Co.

which comprise 0.5%, 0.4% and 0.4%, respectively, of total invested assets and as of December 31, 2004 were the JPMorgan Chase & Co., Banco Santander Central Hispano, S.A. and General Motors Corporation which comprised 0.8%, 0.4% and 0.4%, respectively, of total invested assets.

The Company's top three exposures by industry sector as of December 31, 2005 were financial services, technology and communications and utilities which comprise 13%, 6% and 5%, respectively, of total invested assets and as of December 31, 2004 were financial services, technology and communications and consumer non-cyclical which comprised approximately 13%, 8% and 5%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2005, the largest concentrations were in California, Oregon and Illinois and comprised approximately 0.5%, 0.4% and 0.2%, respectively, of total invested assets. As of December 31, 2004, the largest concentrations were in California, Oregon and Wisconsin and comprised approximately 0.5%, 0.4% and 0.2%, respectively, of total invested assets.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2005 and 2004.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005.

                                                                                 2005
                                              ---------------------------------------------------------------------------
                                                      Less Than 12 Months                     12 Months or More
                                              ---------------------------------------------------------------------------
                                               Amortized      Fair     Unrealized     Amortized     Fair     Unrealized
                                                 Cost        Value       Losses         Cost        Value      Losses
                                              ---------------------------------------------------------------------------
ABS                                            $   1,534    $  1,517      $  (17)      $   494     $   438     $   (56)
CMOs
   Agency backed                                     271         269          (2)          221         219          (2)
   Non-agency backed                                  18          18          --             1           1          --
CMBS
   Agency backed                                       2           2          --             4           4          --
   Non-agency backed                               3,899       3,833         (66)          578         559         (19)
Corporate                                          7,339       7,158        (181)        1,173       1,128         (45)
Government/Government agencies
   Foreign                                           173         170          (3)           36          35          (1)
   United States                                     147         146          (1)           20          19          (1)
MBS -- U.S. Government/Government
   agencies                                        1,689       1,658         (31)          170         162          (8)
States, municipalities and political
   subdivisions                                      194         190          (4)           --          --          --
Short-term investments                                61          61          --            --          --          --
                                               ------------------------------------------------------------------------
                  TOTAL FIXED MATURITIES          15,327      15,022        (305)        2,697       2,565        (132)
-----------------------------------------
Common stock                                           5           5          --             1           1          --
Non-redeemable preferred stock                        38          37          (1)           39          37          (2)
                                               ------------------------------------------------------------------------
                            TOTAL EQUITY              43          42          (1)           40          38          (2)
-----------------------------------------      ------------------------------------------------------------------------
   TOTAL TEMPORARILY IMPAIRED SECURITIES       $  15,370    $ 15,064      $ (306)      $ 2,737     $ 2,603     $  (134)
                                               ------------------------------------------------------------------------

                                                                                                  Total
                                                                                 ----------------------------------------
                                                                                  Amortized       Fair       Unrealized
                                                                                    Cost          Value        Losses
                                                                                 ----------------------------------------
ABS                                                                               $   2,028     $   1,955      $   (73)
CMOs
   Agency backed                                                                        492           488           (4)
   Non-agency backed                                                                     19            19           --
CMBS
   Agency backed                                                                          6             6           --
   Non-agency backed                                                                  4,477         4,392          (85)
Corporate                                                                             8,512         8,286         (226)
Government/Government agencies
   Foreign                                                                              209           205           (4)
   United States                                                                        167           165           (2)
MBS -- U.S. Government/Government agencies                                            1,859         1,820          (39)
States, municipalities and political subdivisions                                       194           190           (4)
Short-term investments                                                                   61            61           --
                                                                                  -------------------------------------
                                                       TOTAL FIXED MATURITIES        18,024        17,587         (437)
Common stock                                                                              6             6           --
Non-redeemable preferred stock                                                           77            74           (3)
                                                                                  -------------------------------------
                                                                 TOTAL EQUITY            83            80           (3)
                                                                                  -------------------------------------
                                        TOTAL TEMPORARILY IMPAIRED SECURITIES     $  18,107     $  17,667      $  (440)
                                                                                  -------------------------------------


As of December 31, 2005, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,700 different securities. The Company held no securities as of December 31, 2005, that were in an unrealized loss position in excess of $12. There were no fixed maturities or equity securities as of December 31, 2005, with a fair value less than 80% of the security's cost or amortized cost for six continuous months other than certain ABS and CMBS. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position, as of December 31, 2005 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of over 2,200 securities of which 94%, or $288, of the unrealized loss were comprised of securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2005, were comprised of approximately 500 securities, with the majority of the unrealized loss amount relating to ABS, CMBS and corporate fixed maturities within the financial services sector. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

ABS -- The ABS in an unrealized loss position for twelve months or more were primarily supported by aircraft lease receivables that had suffered a decrease in value in recent years. The Company's holdings are ABS secured by leases on aircraft. The decline in the fair values of these securities is primarily attributable to the high risk premium associated with the increase in volatility of airline travel demand in recent years, lack of market liquidity in this sector and long term to maturity of these securities. In recent years, aircraft demand and lease rates have improved as a result of an increase in worldwide travel. However, the continuing difficulties experienced by several major U.S. domestic airlines due to high operating costs, including fuel and certain employee benefits costs, continue to weigh heavily on this sector. Based on the Company's projections of future cash flows under distressed scenarios, the Company expects to recover the full contractual principal and interest payments of these investments. However, future price recovery will depend on continued improvement in economic fundamentals, political stability, airline operating performance and collateral value.

CMBS -- The CMBS in an unrealized loss position as of December 31, 2005, were primarily the result of an increase in interest rates from the security's purchase date. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost as of December 31, 2005. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

FINANCIAL SERVICES -- Financial services represents approximately $13 of the corporate securities in an unrealized loss position for twelve months or more. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost.

These positions are a mixture of fixed and variable rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

The remaining balance of $46 in the twelve months or more unrealized loss category is comprised of approximately 200 securities, substantially all of which were depressed only to a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2005. The decline in market value for these securities is primarily attributable to changes in interest rates.

The following table presents amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004.

                                                                                 2004
                                               --------------------------------------------------------------------------
                                                       Less Than 12 Months                    12 Months or More
                                               --------------------------------------------------------------------------
                                                Amortized     Fair     Unrealized     Amortized     Fair     Unrealized
                                                  Cost        Value      Losses         Cost        Value      Losses
                                               --------------------------------------------------------------------------
ABS                                              $ 1,112     $ 1,102      $ (10)       $   343     $   292      $ (51)
CMOs
   Agency backed                                     494         491         (3)             2           2         --
   Non-agency backed                                  40          40         --             --          --         --
CMBS
   Agency backed                                      19          19         --             --          --         --
   Non-agency backed                               1,563       1,548        (15)            73          71         (2)
Corporate                                          2,685       2,652        (33)           657         633        (24)
Government/Government agencies
   Foreign                                           116         115         (1)            27          26         (1)
   United States                                     445         442         (3)             7           6         (1)
   MBS -- U.S. Government/Government
     agencies                                        398         396         (2)            24          24         --
   States, municipalities and political
     subdivisions                                    163         158         (5)             2           2         --
Short-term investments                                11          11         --             --          --         --
                                                 ---------------------------------------------------------------------
                   TOTAL FIXED MATURITIES          7,046       6,974        (72)         1,135       1,056        (79)
------------------------------------------
Common stock                                          --          --         --              1           1         --
Non-redeemable preferred stock                        19          19         --             39          36         (3)
                                                 ---------------------------------------------------------------------
                             TOTAL EQUITY             19          19         --             40          37         (3)
------------------------------------------       ---------------------------------------------------------------------
    TOTAL TEMPORARILY IMPAIRED SECURITIES        $ 7,065     $ 6,993      $ (72)       $ 1,175     $ 1,093      $ (82)
                                                 ---------------------------------------------------------------------

                                                                                                  Total
                                                                                  ---------------------------------------
                                                                                   Amortized       Fair      Unrealized
                                                                                     Cost         Value        Losses
                                                                                  ---------------------------------------
ABS                                                                                 $ 1,455      $  1,394      $   (61)
CMOs
   Agency backed                                                                        496           493           (3)
   Non-agency backed                                                                     40            40           --
CMBS
   Agency backed                                                                         19            19           --
   Non-agency backed                                                                  1,636         1,619          (17)
Corporate                                                                             3,342         3,285          (57)
Government/Government agencies
   Foreign                                                                              143           141           (2)
   United States                                                                        452           448           (4)
   MBS -- U.S. Government/Government agencies                                           422           420           (2)
   States, municipalities and political subdivisions                                    165           160           (5)
Short-term investments                                                                   11            11           --
                                                                                    -----------------------------------
                                                       TOTAL FIXED MATURITIES         8,181         8,030         (151)
Common stock                                                                              1             1           --
Non-redeemable preferred stock                                                           58            55           (3)
                                                                                    -----------------------------------
                                                                 TOTAL EQUITY            59            56           (3)
                                                                                    -----------------------------------
                                        TOTAL TEMPORARILY IMPAIRED SECURITIES       $ 8,240      $  8,086      $  (154)
                                                                                    -----------------------------------


MORTGAGE LOANS

The carrying value of mortgage loans was $1.4 billion and $794 for the years ended December 31, 2005 and 2004, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The largest concentrations by property type at December 31, 2005 and 2004 are office buildings (approximately 35% and 33%, respectively), retail stores (approximately 26% and 28%, respectively) and hotels (approximately 15% and 12%, respectively). The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 20% and 29% at December 31, 2005 and 2004, respectively). At December 31, 2005 and 2004, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2005 and 2004.

VARIABLE INTEREST ENTITIES

The Company invests in two synthetic collateralized loan obligation trusts and a recently issued continuously offered ERISA-eligible institutional fund (collectively, "synthetic CLOs") that are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of the Company. These synthetic CLOs invest in senior secured bank loans through total return swaps ("referenced bank loan portfolios"). The outstanding notional value of the referenced bank loan portfolios from the three synthetic CLOs was $800 and $700 as of December 31, 2005 and 2004, respectively.

As of December 31, 2005 and 2004, the synthetic CLOs had issued approximately $145 and $135 of notes and preferred shares ("CLO issuances"), respectively. The proceeds from the CLO issuances are invested in collateral accounts consisting of high credit quality securities and/or bank loans that are pledged to the referenced bank loan portfolios' swap counterparties. Investors in the CLO issuances receive the net proceeds from the referenced bank loan portfolios. Any principal losses incurred by the swap counterparties associated with the referenced bank loan portfolios are borne by the CLO issuances investors through the total return swaps. Approximately $110 and $120 of the CLO issuances were held by third party investors as of December 31, 2005 and 2004, respectively. The third party investors in the synthetic CLOs have recourse only to the synthetic CLOs' assets and not to the general credit of the Company. Accordingly, the Company's financial exposure to these synthetic CLOs is limited to its direct investment in certain notes and preferred shares issued by the synthetic CLOs.

Pursuant to the requirements of FIN 46R, the Company has concluded that the three synthetic CLOs are variable interest entities ("VIEs") and for two of the synthetic CLOs, the Company is the primary beneficiary and must consolidate these synthetic CLOs. Accordingly, the Company has reflected the assets and liabilities of two synthetic CLOs in its consolidated financial statements. As of December 31, 2005, the Company recorded $75 of cash and fixed maturities, total return swaps with a fair value of $2 in other investments and $42 in other liabilities related to the CLO issuances in its consolidated balance sheets. As of December 31, 2004, the Company recorded in the consolidated balance sheets $65 of cash and fixed maturities, total return swaps with a fair value of $3 in other investments and $52 related to the CLO issuances in other liabilities. The Company's investments in the consolidated synthetic CLOs, which is its maximum exposure to loss, was $33 and $14, as of December 31, 2005 and 2004, respectively.

The Company utilized qualitative and quantitative analyses to assess whether it was the primary beneficiary of the VIEs. The qualitative considerations included the Company's co-investment in relation to the total CLO issuance. The quantitative analysis included calculating the variability of the CLO issuance based upon statistical techniques utilizing historical normalized default and recovery rates for the average credit quality of the initial referenced bank loan portfolio.

DERIVATIVE INSTRUMENTS

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                                            Asset Values      Liability Values
                                                          -------------------------------------
                                                           2005      2004      2005      2004
                                                          -------------------------------------
Other investments                                         $  159    $   42    $   --    $   --
Reinsurance recoverables                                      --        --        17       129
Other policyholder funds and benefits payable                 80       129        --        --
Fixed maturities                                              --         4        --        --
Other liabilities                                             --        --       390       449
                                                          -------------------------------------
                                               TOTAL      $  239    $  175    $  407    $  578
                                                          -------------------------------------


The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's non-guaranteed separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 3,2005 and 2004. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including net periodic coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2005 and 2004.

                                                                                                            Hedge
                                                                                                       Ineffectiveness
                                                           Notional Amount          Fair Value            After-Tax
                                                         ----------------------------------------------------------------
HEDGING STRATEGY                                           2005       2004        2005      2004       2005       2004
                                                         ----------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
   Interest rate swaps are primarily used to
   convert interest receipts on floating -rate
   fixed maturity securities to fixed rates. These
   derivatives are predominantly used to better
   match cash receipts from assets with cash
   disbursements required to fund liabilities. The
   Company also enters into forward starting swap
   agreements to hedge the interest rate exposure
   on anticipated fixed-rate asset purchases due
   to changes in the benchmark interest rate,
   London-Interbank Offered Rate ("LIBOR"). These
   derivatives were structured to hedge interest
   rate exposure inherent in the assumptions used
   to price primarily certain long-term disability
   products.
   Interest rate swaps are also used to hedge a
   portion of the Company's floating rate
   guaranteed investment contracts. These
   derivatives convert the floating rate
   guaranteed investment contract payments to a
   fixed rate to better match the cash receipts
   earned from the supporting investment portfolio.      $  4,860    $ 4,944     $  (26)   $    40     $ (10)     $ (10)

                                                                                                             Hedge
                                                                                                        Ineffectiveness
                                                             Notional Amount         Fair Value            After-Tax
                                                           --------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005      2004
                                                           --------------------------------------------------------------
Foreign currency swaps
   Foreign currency swaps are used to convert foreign
   denominated cash flows associated with certain
   foreign denominated fixed maturity investments to
   U.S. dollars. The foreign fixed maturities are
   primarily denominated in euros and are swapped to
   minimize cash flow fluctuations due to changes in
   currency rates.                                         $  1,361    $ 1,311    $  (222)   $ (421)    $  4      $  --
FAIR-VALUE HEDGES
Interest rate swaps
   A portion of the Company's fixed debt is hedged
   against increases in LIBOR, the designated
   benchmark interest rate. In addition, interest
   rate swaps are used to hedge the changes in fair
   value of certain fixed rate liabilities and fixed
   maturity securities due to changes in LIBOR.               1,707        201         (1)       (5)       2         --
Interest rate caps and floors
   Interest rate caps and floors are used to offset
   the changes in fair value related to corresponding
   interest rate caps and floors that exist in
   certain of the Company's variable-rate fixed
   maturity investments and are not required to be
   bifurcated.                                                   --        148         --        (1)      --         --
                                                           -------------------------------------------------------------
 TOTAL CASH-FLOW, FAIR-VALUE AND NET INVESTMENT HEDGES
                                                           $  7,928    $ 6,604    $  (249)   $ (387)    $ (4)     $ (10)
                                                           -------------------------------------------------------------

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount         Fair Value            After-Tax
                                                            -------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005       2004
                                                            -------------------------------------------------------------
OTHER INVESTMENT AND RISK MANAGEMENT ACTIVITIES
Interest rate caps and swaption contracts
   The Company is exposed to policyholder surrenders
   during a rising interest rate environment. Interest
   rate cap and swaption contracts are used to
   mitigate the Company's loss in a rising interest
   rate environment. The increase in yield from the
   cap and swaption contract in a rising interest rate
   environment may be used to raise credited rates,
   thereby increasing the Company's competitiveness
   and reducing the policyholder's incentive to
   surrender. These derivatives are also used to
   reduce the duration risk in certain investment
   portfolios. These derivative instruments are
   structured to hedge the durations of fixed maturity
   investments to match certain life products in
   accordance with the Company's asset and liability
   management policy.                                       $ 1,116    $ 1,466     $  1      $   2      $ --      $  (5)

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount         Fair Value            After-Tax
                                                            -------------------------------------------------------------
HEDGING STRATEGY                                             2005       2004       2005       2004      2005       2004
                                                            -------------------------------------------------------------
Interest rate swaps and floors
   The Company uses interest rate swaps and floors to
   manage duration risk between assets and
   liabilities. In addition, the Company enters into
   interest rate swaps to terminate existing swaps in
   hedging relationships, thereby offsetting the
   changes in value of the original swap.                   $ 1,371    $ 1,441     $ 12      $   7      $  2      $   3
Foreign currency swaps and forwards
   The Company enters into foreign currency swaps and
   forwards and purchases foreign put options and
   writes foreign call options to hedge the foreign
   currency exposures in certain of its foreign fixed
   maturity investments.                                        490        312       (8)       (74)       20        (23)
Credit default and total return swaps
   The Company enters into swap agreements in which
   the Company assumes credit exposure of an
   individual entity, referenced index or asset pool.
   The Company assumes credit exposure to individual
   entities through credit default swaps. These
   contracts entitle the company to receive a periodic
   fee in exchange for an obligation to compensate the
   derivative counterparty should a credit event occur
   on the part of the referenced security issuer.
   Credit events typically include failure on the part
   of the referenced security issuer to make a fixed
   dollar amount of contractual interest or principal
   payments or bankruptcy. The maximum potential
   future exposure to the Company is the notional
   value of the swap contracts, $324 and $193,
   after-tax, as of December 31, 2005 and 2004,
   respectively.
   The Company also assumes exposure to the change in
   value of indices or asset pools through total
   return swaps and credit spreadlocks. As of December
   31, 2005 and 2004, the maximum potential future
   exposure to the Company from such contracts is $542
   and $458, after-tax, respectively.
   The Company enters into credit default swap
   agreements, in which the Company pays a derivative
   counterparty a periodic fee in exchange for
   compensation from the counterparty should a credit
   event occur on the part of the referenced security
   issuer. The Company entered into these agreements
   as an efficient means to reduce credit exposure to
   specified issuers or sectors. In addition, the
   Company enters into option contracts to receive
   protection should a credit event occur on the part
   of the referenced security issuer.                         2,013      1,418        3          6        10         16

                                                                                                          Derivative
                                                                                                        Change in Value
                                                             Notional Amount          Fair Value           After-Tax
                                                          ---------------------------------------------------------------
HEDGING STRATEGY                                            2005        2004        2005      2004      2005       2004
                                                          ---------------------------------------------------------------
Options
   The Company writes option contracts for a
   premium to monetize the bifurcated option
   embedded in certain of its fixed maturity
   investments. The written option grants the
   holder the ability to call the bond at a
   predetermined strike value. The maximum
   potential future economic exposure is
   represented by the then fair value of the bond
   in excess of the strike value, which is expected
   to be entirely offset by the appreciation in the
   value of the embedded long option.                     $     12    $      95    $   --    $    1    $   (1)    $  (1)
Yen fixed annuity hedging instruments
   The Company enters into currency rate swaps and
   forwards to mitigate the foreign currency
   exchange rate and yen interest rate exposures
   associated with the yen denominated individual
   fixed annuity compound rate contract product.
   For further discussion, see below. Additionally,
   forward settling fixed maturity investments are
   traded to manage duration and foreign currency
   risk associated with this product.                        1,675          611      (179)       10      (143)        4
Product derivatives
   The Company offers certain variable annuity
   products with a GMWB rider. The GMWB is a
   bifurcated embedded derivative that provides the
   policyholder with a GRB if the account value is
   reduced to zero through a combination of market
   declines and withdrawals. The GRB is generally
   equal to premiums less withdrawals. The
   policyholder also has the option, after a
   specified time period, to reset the GRB to the
   then-current account value, if greater. For a
   further discussion, see the Derivative
   Instruments section of Note 2. The notional
   value of the embedded derivative is the GRB
   balance.                                                 31,803       25,433         8       129       (42)       35
GMWB hedging instruments
   The Company enters into interest rate futures,
   S&P 500 and NASDAQ index futures contracts and
   put and call options, as well as interest rate
   and EAFE index swap contracts to economically
   hedge exposure to the volatility associated with
   the portion of the GMWB liabilities which are
   not reinsured. In addition, the Company
   periodically enters into forward starting S&P500
   put options as well as S&P index futures and
   interest rate swap contracts to economically
   hedge the equity volatility risk exposure
   associated with anticipated future sales of the
   GMWB rider.                                               5,086           --       175        --       (13)       --

                                                                                                          Derivative
                                                                                                       Change in Value
                                                         Notional Amount            Fair Value            After-Tax
                                                      -------------------------------------------------------------------
HEDGING STRATEGY                                        2005         2004        2005       2004       2005       2004
                                                      -------------------------------------------------------------------
Reinsurance contracts associated with GMWB
   Reinsurance arrangements are used to offset
   the Company's exposure to the GMWB embedded
   derivative for the lives of the host
   variable annuity contracts. The notional
   amount of the reinsurance contracts is the
   GRB amount.                                        $   8,575    $  25,433    $   (17)   $  (129)    $  19      $ (35)
Reinsurance contracts associated with GMIB
   Reinsurance arrangements are used to offset
   the Company's exposure to the GMIB embedded
   derivative for the lives of the host
   variable annuity contracts. The notional
   amount of the reinsurance contracts is the
   yen denominated policyholder account value
   remeasured at the year-end yen to U.S.
   dollar spot rate.                                     16,782           --         72         --        73         --
Statutory reserve hedging instruments
   The Company purchased one and two year S&P500
   put option contracts to economically hedge
   the statutory reserve impact of equity
   exposure arising primarily from GMDB
   obligations against a decline in the equity
   markets.                                               1,142        1,921         14         32       (20)        (2)
                                                      ------------------------------------------------------------------
       TOTAL OTHER INVESTMENT AND RISK MANAGEMENT
                                       ACTIVITIES        70,065       58,130         81        (16)      (95)        (8)
                                                      ------------------------------------------------------------------
                            TOTAL DERIVATIVES [1]     $  77,993    $  64,734    $  (168)   $  (403)    $ (99)     $ (18)
                                                      ------------------------------------------------------------------


[1] Derivative change in value includes hedge ineffectiveness for cash-flow, fair-value and net investment hedges and total change in value of other investment and risk management activities.

The increase in notional amount since December 31, 2004, is primarily due to the reinsurance of GMIB product and new hedging strategies, which were partially offset by a decrease in the reinsurance arrangement associated with GMWB. The increase in net fair value of derivative instruments since December 31, 2004, was primarily due to an increase in market value of derivatives hedging foreign bonds due to the strengthening of the U.S. dollar in comparison to foreign currencies, an increase in GMWB related derivatives due to the recapture of its indemnity reinsurance arrangement (see below), and the reinsurance of GMIB, which is driven by the favorable returns of the underlying funds supporting the variable annuity product sold in Japan. These market value increases were partially offset by a decline in market value of yen fixed annuity hedging instruments due to the strengthening of the U.S. dollar against the yen.

For the year ended December 31, 2003, the after-tax net gains and losses representing the total ineffectiveness on all fair-value, cash-flow and net investment hedges were less than $1.

During September 2005, the Company and its subsidiary HLAI, recaptured its indemnity reinsurance arrangement, associated with the GMWB variable annuity rider, from HLA. The purchased derivatives that were used to economically hedge the contracts, previously held by HLA, were transferred to the Company and HLAI as part of the recapture. The notional and fair value of the transferred derivative contracts as of September 30, 2005, was $4.6 billion and $170, respectively. The derivative contracts consist of interest rate futures, S&P 500 and NASDAQ index futures contracts and put and call options as well as interest rate swap contracts. The loss on the derivative contracts from the recapture date to September 30, 2005, was $8, after-tax. Net realized capital gains and losses included the change in market value of both the embedded derivative related to the GMWB liability and the related derivative contracts that were purchased as economic hedges. For the year ended December 31, 2005, net loss associated with the GMWB derivatives (embedded derivative reinsurance contracts and hedging instruments) was $36, after-tax. For a further discussion of the recaptured indemnity reinsurance arrangement, see Note 15.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. The GMIB reinsurance agreement is accounted for as a derivative in accordance with SFAS No. 133. Accordingly, the GMIB reinsurance agreement is recorded on the balance sheet at fair value with changes in value reported in net realized capital gains and losses. As of December 31, 2005, the notional and fair value of the GMIB reinsurance agreement was $16.8 billion and $72, respectively. The change in value of the GMIB reinsurance agreement for the year ended December 31, 2005, was a gain of $73, after-tax. For a further discussion of the reinsurance agreement, see Note 15.

The yen denominated fixed annuity product ("yen fixed annuities") assumed from HLIKK is recorded in the consolidated balance sheets in other policyholder funds and benefits payable in U.S. dollars based upon the December 31, 2005 yen to U.S. dollar spot rate. During 2004 and the first six months of 2005, the Company managed the yen currency risk associated with the yen fixed annuities with pay fixed U.S. dollar receive fixed yen, zero coupon currency swaps ("fixed currency swaps"). In order to mitigate the U.S. interest rate exposure, the fixed currency swaps, with a notional value of $1.2 billion, were closed or restructured in June 2005. The Company then entered into pay variable U.S. dollar receive fixed yen, zero coupon currency swaps ("currency swaps") associated with the yen fixed annuities. As of December 31, 2005, the notional value and fair value of the currency swaps were $1.7 billion and $(179), respectively.

Although economically an effective hedge, a divergence between the yen denominated fixed annuity product liability and the currency swaps exists primarily due to the difference in the basis of accounting between the liability and the derivative instruments (i.e. historical cost versus fair value). The yen denominated fixed annuity product liabilities are recorded on a historical cost basis and are only adjusted for changes in foreign spot rates and accrued income. The currency swaps are recorded at fair value incorporating changes in value due to changes in foreign exchange rates, Japanese and U.S. interest rates and accrued income. An after-tax net loss of $23 and a net gain of $2 for the years ended December 31, 2005 and 2004, respectively, which includes the changes in value of the currency swaps, fixed currency swaps and the yen fixed annuity contract remeasurement, was recorded in net realized capital gains and losses.

As of December 31, 2005 and 2004, the after-tax deferred net gains on derivative instruments accumulated in AOCI that are expected to be reclassified to earnings during the next twelve months are $(1) and $6, respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate debt) is twenty-four months. For the years ended December 31, 2005, 2004 and 2003, the Company had less than $1 of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to the forecasted transactions that were no longer probable of occurring.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in a securities lending program to generate additional income, whereby certain domestic fixed income securities are loaned for a short period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2005 and 2004, the fair value of the loaned securities was approximately $745 and $1.0 billion, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company retains a portion of the income earned from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $1 for the years ended December 31, 2005 and 2004, which was included in net investment income.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, collateral pledged of $257 and $276, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities associated with the lending program and the collateral pledged at December 31, 2005 and 2004, were as follows:

                                         2005        2004
                                       ---------------------
LOANED SECURITIES AND COLLATERAL
   PLEDGED
ABS                                    $     13    $     24
CMBS                                        146         158
Corporate                                   599         681
MBS                                         125          --
Government/Government Agencies
   Foreign                                   26          16
   United States                             93         404
                                       ---------------------
                            TOTAL      $  1,002    $  1,283
                                       ---------------------


As of December 31, 2005 and 2004, the Company had accepted collateral relating to the securities lending program and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $873 and $1.0 billion, respectively. At December 31, 2005 and 2004, cash collateral of $785 and

$1.0 billion, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2005 and 2004. As of December 31, 2005 and 2004, all collateral accepted was held in separate custodial accounts.

As discussed in the Variable Interest Entities section above, the Company manages and invests in certain synthetic CLOs. Also, for certain of these synthetic CLOs, the Company is the primary beneficiary and must consolidate the CLOs. These CLOs have entered into various collateral arrangements with third party swap counterparties. For further discussion, see the Variable Interest Entities section above.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2005 and 2004, the fair value of securities on deposit was approximately $22 and $24, respectively.

NOTE 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

Fair value of other investments, which primarily consist of partnership investments, is based on external market valuations from partnership management.

For mortgage loans, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models, quotations furnished by dealers in such instrument or market quotations. Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2005 and 2004 were as follows:

                                                                                 2005                      2004
                                                                        --------------------------------------------------
                                                                         Carrying       Fair       Carrying        Fair
                                                                          Amount       Value        Amount        Value
                                                                        --------------------------------------------------
ASSETS
   Fixed maturities                                                      $ 43,242     $ 43,242     $ 42,691      $ 42,691
   Equity securities                                                          311          311          180           180
   Policy loans                                                             1,971        1,971        2,617         2,617
   Mortgage loans on real estate                                            1,355        1,348          794           806
   Other investments                                                          579          579          289           289
LIABILITIES
   Other policyholder funds [1]                                          $ 11,686     $ 11,273     $  9,244      $  9,075
                                                                         -------------------------------------------------


[1] Excludes universal life type insurance contracts, including corporate owned life insurance.

NOTE 6. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2005, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, the Company is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2005, the Company's current policy for the largest amount of life insurance retained on any one life by any one of the life operations was approximately $5.0, which increased from $2.9 million as of December 31, 2004. In addition, the Company reinsures the majority of the minimum death benefit guarantees as well as the guaranteed withdrawal benefits offered in connection with its variable annuity contracts. Substantially all contracts issued between July 7, 2003 through September 2005 with the GMWB are covered by a reinsurance arrangement with a related party. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA.

Insurance fees, earned premiums and other were comprised of the following:

                                                                                               FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                         --------------------------------
                                                                                          2005        2004        2003
                                                                                         --------------------------------
Gross fee income, earned premiums and other                                              $ 4,019     $ 3,834     $ 3,780
Reinsurance assumed                                                                           39          49          43
Reinsurance ceded                                                                           (798)       (807)       (720)
                                                                                         --------------------------------
                                          NET FEE INCOME, EARNED PREMIUMS AND OTHER      $ 3,260     $ 3,076     $ 3,103
                                                                                         --------------------------------


The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

The Company also purchases reinsurance covering the death benefit guarantees on a portion of its variable annuity business. On March 16, 2003, a final decision and award was issued in the previously disclosed arbitration between subsidiaries of the Company and one of their primary reinsurers relating to policies with death benefits written from 1994 to 1999.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $378, $426, and $550 for the years ended December 31, 2005, 2004 and 2003, respectively. The Company also assumes reinsurance from other insurers.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured, net of a valuation allowance, if necessary. The amounts recoverable from reinsurers are estimated based on assumptions that are consistent with those used in establishing the reserves related to the underlying reinsured contracts. Management believes the recoverables are appropriately established; however, in the event that future circumstances and information require the Company to change its estimates of needed loss reserves, the amount of reinsurance recoverables may also require adjustments.

The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $130, 133 and $78 in 2005, 2004 and 2003, respectively, and accident and health premium of $221, $230, and $305, respectively, to HLA.

NOTE 7. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                                                                          2005        2004        2003
                                                                                         --------------------------------
BALANCE, JANUARY 1                                                                       $ 6,453     $ 6,088     $ 5,479
Capitalization                                                                             1,226       1,375       1,319
Amortization -- Deferred policy acquisitions costs and present value of future
   profits                                                                                  (945)       (825)       (646)
Adjustments to unrealized gains and losses on securities available-for-sale and
   other                                                                                     367         (80)        (64)
Cumulative effect of accounting changes (SOP03-1)                                             --        (105)         --
                                                                                         --------------------------------
BALANCE, DECEMBER 31                                                                     $ 7,101     $ 6,453     $ 6,088
                                                                                         --------------------------------

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

For the year ended December 31,
------------------------------------------------------------
2006                                                   $ 29
2007                                                   $ 29
2008                                                   $ 26
2009                                                   $ 24
2010                                                   $ 22
------------------------------------------------------------


NOTE 8. GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2005 and December 31, 2004, the carrying amount of goodwill for the Company's Retail Products segment was $85 and $119 and the Company's Individual Life segment was $101 and $67, respectively. During 2005, the Company reallocated goodwill between segments to align the acquired business with the appropriate reporting segment.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2005 and 2004. The goodwill impairment analysis included Life's new operating segments.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 7.

NOTE 9. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Hartford records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The Company had recorded certain market value adjusted ("MVA") fixed annuity products and modified guarantee life insurance (primarily the Company's Compound Rate Contract ("CRC") and associated assets) as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature in this product, all of the investment performance of the separate account assets is not being passed to the contract holder. Therefore, it does not meet the conditions for separate account reporting under SOP 03-1. Separate account assets and liabilities related to CRC of $11.7 billion were reclassified to, and revalued in, the general account upon adoption of SOP 03-1 on January 1, 2004.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death and income benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross GMDB liability balance sold with annuity products were as follows:

                                                 GMDB [1]
                                                ------------
LIABILITY BALANCE AS OF JANUARY 1, 2005            $  174
Incurred                                              123
Paid                                                 (139)
                                                   -------
LIABILITY BALANCE AS OF DECEMBER 31, 2005          $  158
                                                   -------


[1] The reinsurance recoverable asset related to the GMDB was $64 as of January
    1, 2005 and $40 as of December 31, 2005.

                                                 GMDB [1]
                                                ------------
LIABILITY BALANCE UPON ADOPTION -- AS OF
   JANUARY 1, 2004                                 $  217
Incurred                                              123
Paid                                                 (166)
                                                   -------
LIABILITY BALANCE AS OF DECEMBER 31, 2004          $  174
                                                   -------


[1] The reinsurance recoverable asset related to the GMDB was $108 upon adoption of SOP 03-1 and $64 as of December 31, 2004.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses in the Company's statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liabilities as of December 31, 2005 and 2004:

- 1,000 stochastically generated investment performance scenarios for 2005 and 2004 issue years; 250 stochastically generated investment performance scenarios for issue year 2003 and prior.

- Separate account returns representing the Company's long-term assumptions, varied by asset class with a low of 3% for cash, a high of 9.5% and 11% for aggressive equities, and a weighted average of 7.8% and 9% for December 31, 2005 and 2004, respectively.

- Volatilities also varied by asset class with a low of 1% for cash, a high of 15% for aggressive equities, and a weighted average of 12%

- 80% of the 1983 GAM mortality table was used for mortality assumptions

- Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

- Discount rate of 5.6% for 2005 issue year, 7% for issue years 2004 and 2003 and 7.5% for issue year 2002 and prior

The following table provides details concerning GMDB exposure:

BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2005

                                                                                       Retained        Weighted Average
                                                       Account       Net Amount       Net Amount         Attained Age
Maximum anniversary value (MAV) [1]                     Value          at Risk          at Risk          of Annuitant
                                                      --------------------------------------------------------------------
MAV only                                              $   57,445       $  5,040         $    507               64
With 5% rollup [2]                                         4,032            497               91               63
With Earnings Protection Benefit Rider (EPB) [3]           5,358            313               57               60
With 5% rollup & EPB                                       1,445            132               24               62
                                                      --------------------------------------------------------------------
Total MAV                                                 68,280          5,982              679
Asset Protection Benefit (APB) [4]                        26,880             25               13               61
Lifetime Income Benefit (LIB) [5]                            251             --               --               59
Reset [6] (5-7 years)                                      7,419            435              435               65
Return of Premium [7] /Other                               9,235             37               35               49
                                                      --------------------------------------------------------------------
                                           TOTAL      $  112,065       $  6,479         $  1,162               62
                                                      --------------------------------------------------------------------


[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2] Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3] EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4] APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5] LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7] Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has recently added a feature, available to new contract holders, that allows the policyholder the option to receive the guaranteed annual withdrawal amount for as long as they are alive. In this new feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company entered into a reinsurance agreement with Hartford Life Insurance K.K., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, Hartford Life, K.K. agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by Hartford Life, K.K. on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by Hartford Life, K.K. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by Hartford Life, K.K. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to Hartford Life, K.K. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB reinsurance obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. During the fourth quarter of 2005, the Company reflected a newly reliable market input for volatility on Standard and Poor's (S&P) 500 index options in its valuation of the GMWB embedded derivative and related reinsurance as well as the GMIB reinsurance derivative. The impact of reflecting the newly reliable market input for the S&P 500 index volatility resulted in a decrease to the GMWB asset of $83 and had an insignificant impact on the GMIB reinsurance asset. The impact to net income, including other changes in assumptions, after DAC amortization and taxes, was a loss of $18.

As of December 31, 2005 and December 31, 2004, the embedded derivative asset recorded for GMWB, before reinsurance or hedging, was $8 and $129, respectively. During 2005, 2004 and 2003, the increase (decrease) in value of the GMWB, before reinsurance and hedging, reported in realized gains was $(64), $54 and $178, respectively. There were no payments made for the GMWB during 2005, 2004 or 2003.

Prior to September 2005, the risk of loss associated with GMWB was 100% reinsured to both external and related parties. During September 2005, the Company recaptured the reinsurance agreement with the related party. As of December 31, 2005 $26.4 billion, or 69% of account value representing substantially all of the contracts written after July 2003, with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established an alternative risk management strategy. As part of the recapture, the Company received derivative instruments used to hedge its unreinsured GMWB exposure including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. The GRB as of December 31, 2005 and 2004 was $31.8 billion and $25.4 billion, respectively

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money' the Company's exposure, as of December 31, 2005, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                                 AS OF
                                              DECEMBER 31,
Asset type                                        2005
                                            -----------------
Equity securities (including mutual
   funds)                                     $    94,419
Cash and cash equivalents                           8,609
                                            -----------------
                                 TOTAL        $   103,028
                                            -----------------


As of December 31, 2005, approximately 16% of the equity securities above were invested in fixed income securities through these funds and approximately 84% were invested in equity securities.

The Individual Life segment sells universal life-type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes sufficient premium payments to meet the requirements of the guarantee. The cumulative effect on net income upon recording additional liabilities for universal life-type contracts and the related secondary guarantees, in accordance with SOP 03-1, was not material. As of December 31, 2005, the liability for secondary guarantees as well as the amounts incurred and paid during the year was immaterial.

NOTE 10. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. Through

December 31, 2003, the expense associated with offering certain of these bonuses was deferred and amortized over the contingent deferred sales charge period. Others were expensed as incurred. Effective January 1, 2004, upon the Company's adoption of SOP 03-1, the expense associated with offering a bonus is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Also, effective January 1, 2004, amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract rather than over the contingent deferred sales charge period.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                             2005     2004
                                             ---------------
Balance, beginning of period                 $ 309   $  198
Sales inducements deferred                      85      141
Amortization charged to income                 (39)     (30)
                                             ---------------
BALANCE, END OF PERIOD                       $ 355   $  309
                                             ---------------


NOTE 11. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Hartford is involved in various legal actions arising in the ordinary course of business, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Since the filing of the NYAG Complaint, several private actions have been filed against The Hartford asserting claims arising from the allegations of the NYAG Complaint.

Two securities class actions, now consolidated, have been filed in the United States District Court for the District of Connecticut alleging claims against The Hartford and certain of its executive officers under Section 10(b) of the Securities Exchange Act and SEC Rule 10b-5. The consolidated amended complaint alleges on behalf of a putative class of shareholders that The Hartford and the four named individual defendants, as control persons of The Hartford, failed to disclose to the investing public that The Hartford's business and growth was predicated on the unlawful activity alleged in the NYAG Complaint. The class period alleged is August 6, 2003 through October 13, 2004, the day before the NYAG Complaint was filed. The complaint seeks damages and attorneys' fees. Defendants filed a motion to dismiss in June 2005, and the Court heard oral argument on December 22, 2005. The Hartford and the individual defendants dispute the allegations and intend to defend these actions vigorously.

Two corporate derivative actions, now consolidated, also have been filed in the same court. The consolidated amended complaint, brought by a shareholder on behalf of The Hartford against its directors and an executive officer, alleges that the defendants knew adverse non-public information about the activities alleged in the NYAG Complaint and concealed and misappropriated that information to make profitable stock trades, thereby breaching their fiduciary duties, abusing their control, committing gross mismanagement, wasting corporate assets, and unjustly enriching themselves. The complaint seeks damages, injunctive relief, disgorgement, and attorneys' fees. Defendants filed a motion to dismiss in May 2005, and the plaintiffs thereafter agreed to stay further proceedings pending resolution of the motion to dismiss the securities class action. All defendants dispute the allegations and intend to defend these actions vigorously.

Three consolidated putative class actions filed in the same court on behalf of participants in The Hartford's 401(k) plan, alleging that The Hartford and other plan fiduciaries breached their fiduciary duties to plan participants by, among other things, failing to inform them of the risk associated with investment in The Hartford's stock as a result of the activity alleged in the NYAG Complaint, have been voluntarily dismissed by the plaintiffs without payment.

The Hartford is also a defendant in a multidistrict litigation in federal district court in New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to alleged conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Hartford and various of its subsidiaries are named in both complaints. The actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits complaint, claims under ERISA arising from conduct similar to that alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. The Hartford also has been named in two similar actions filed in state courts, which the defendants have removed to federal court. Those actions currently are transferred to the court presiding over the multidistrict litigation. In addition, The Hartford was joined as a defendant in an action by the California Commissioner of Insurance alleging similar conduct by various insurers in connection with the sale of group benefits products. The Commissioner's action asserts claims under California insurance law and seeks injunctive relief only. The Hartford disputes the allegations in all of these actions and intends to defend the actions vigorously.

Additional complaints may be filed against The Hartford in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Hartford's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that The Hartford may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

REGULATORY DEVELOPMENTS

In June 2004, The Hartford received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, The Hartford has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, The Hartford has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Hartford may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. In addition, The Hartford has received a request for information from the New York Attorney General's Office concerning The Hartford's compensation arrangements in connection with the administration of workers compensation plans. The Hartford intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding broker compensation issues in its Group Benefits operations.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Although no regulatory action has been initiated against The Hartford in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against The Hartford or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on The Hartford.

On October 29, 2004, the New York Attorney General's Office informed The Hartford that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of The Hartford, of 217,074 shares of The Hartford's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Hartford has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, The Hartford has determined that Mr. Marra complied with The Hartford's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford has received requests for information and subpoenas from the SEC, subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these contract owners and their broker, has resulted in the exchange or surrender of substantially all of the variable annuity contracts that were the subject of the previously settled litigation. Pursuant to an agreement in principle reached in February 2005 with the Board of Directors of the mutual funds, The Hartford has indemnified the affected mutual funds for material harm deemed to have been caused to the funds by frequent trading by these owners for the period from January 2, 2004 through December 31, 2005. The Hartford does not expect to incur additional costs pursuant to this agreement in principle in light of the exchange or surrender of these variable annuity contracts.

The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

To date, none of the SEC's and New York Attorney General's market timing investigation, the SEC's directed brokerage investigation, or the New York Attorney General's and Connecticut Attorney General's single premium group annuity investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC, the New York Attorney General's Office, and the Connecticut Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC, the New York Attorney General's Office and the Connecticut Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. Hartford Life recorded a charge of $66, after-tax, to establish a reserve for the market timing and directed brokerage matters in the first quarter of 2005. Based on recent developments, Hartford Life recorded an additional charge of $36, after-tax, in the fourth quarter of 2005, of which $14, after tax, was attributed to the Company to increase the reserve for the market timing, directed brokerage and single premium group annuity matters. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that the Company may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 already attributed to the Company. However, the ultimate liability of the Company is not reasonably estimable at this time.

On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $35, $36, and $31 for the years ended December 31, 2005, 2004 and 2003, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense is recognized on a level basis for the facility located in Simsbury, Connecticut, which expires on December 31, 2009, and amounted to approximately $27, $15 and $12 for the years ended December 31, 2005, 2004 and 2003, respectively.

Future minimum rental commitments on all operating leases are as follows:

2006                                                 $   33
2007                                                     31
2008                                                     26
2009                                                     23
2010                                                     21
Thereafter                                                8
------------------------------------------------------------
TOTAL                                                $  142
------------------------------------------------------------


TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and is in the examination phase. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years. During 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as all other tax years prior to 2004. The benefit related primarily to the separate account DRD and interest.

The separate account DRD is estimated for the current year using information from the most recent year-end, adjusted for projected equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on known actual mutual fund distributions and fee income from The Hartford's variable insurance products. The actual current year DRD can vary from the estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, appropriate levels of taxable income as well as the utilization of capital loss carry forwards at the mutual fund level.

UNFUNDED COMMITMENTS

At December 31, 2005, the Company has outstanding commitments totaling $477, of which $243 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining $234 of outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's insurance subsidiaries' premium taxes. There were $3.3, $2.9 and $0 in guaranty fund assessment payments (net of refunds) in 2005, 2004 and 2003, respectively.

The Hartford accounts for guaranty fund and other insurance assessments in accordance with Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2005 and 2004, the liability balance was $15 and $22, respectively. As of December 31, 2005 and 2004, included in other assets was $13 and $11, respectively, of related assets for premium tax offsets.

NOTE 12. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                ----------------------------
                                 2005      2004       2003
                                ----------------------------
Current                         $   71     $ (34)    $   13
Deferred                           136        63        155
                                ----------------------------
        INCOME TAX EXPENSE      $  207     $  29     $  168
                                ----------------------------

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               ----------------------------
                                2005      2004       2003
                               ----------------------------
Tax provision at the
   U.S. federal
   statutory rate              $  391    $  354     $  278
Dividends received
   deduction                     (184)     (132)      (108)
IRS audit settlement               --      (191)        --
Foreign related
   investments                     (2)       (2)        (4)
Other                               2        --          2
                               ----------------------------
                    TOTAL      $  207    $   29     $  168
                               ----------------------------


Deferred tax assets (liabilities) include the following as of December 31:

                                       2005         2004
                                     ----------------------
DEFERRED TAX ASSETS
Tax basis deferred policy
   acquisition costs and
   reserves                          $    581     $    607
NOL carryover                              13           --
Minimum tax credit                        191          126
Foreign tax credit carryovers              31            6
Other                                      30           36
                                     ----------------------
      TOTAL DEFERRED TAX ASSETS           846          775
DEFERRED TAX LIABILITIES
Financial statement deferred
   policy acquisition costs
   and reserves                          (977)        (677)
Net unrealized gains on
   securities                            (291)        (669)
Employee benefits                         (15)         (16)
Investment related items and
   other                                  (79)         (51)
                                     ----------------------
 TOTAL DEFERRED TAX LIABILITIES        (1,362)      (1,413)
                                     ----------------------
             TOTAL DEFERRED TAX
              ASSET/(LIABILITY)      $   (516)    $   (638)
                                     ----------------------


The Company had a current tax receivable of $199 and $121 as of December 31, 2005 and 2004, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance sheet in this account, which for tax return purposes was $88 as of December 31, 2005. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company anticipates, based on currently available information, that it will distribute the entire balance in the account, thereby permanently eliminating the potential tax of $31.

NOTE 13. STATUTORY RESULTS

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                             -------------------------------
                              2005       2004        2003
                             -------------------------------
Statutory net income         $   185    $   536     $   801
                             -------------------------------
Statutory capital and
   surplus                   $ 3,034    $ 3,191     $ 3,115
                             -------------------------------


A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2005, the maximum amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 2006, without prior approval, is $303.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 14. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $21, $20 and $19 in 2005, 2004 and 2003, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to the Company for this plan was approximately $8, $8 and $6 for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTE 15. STOCK COMPENSATION PLANS

On May 18, 2005 at the The Hartford's Annual Meeting of Shareholders, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code, stock appreciation rights, performance shares, restricted stock, or restricted stock units, or any combination of the foregoing. The aggregate number of shares of stock, which may be awarded, is subject to a maximum limit of 7,000,000 shares applicable to all awards for the ten-year duration of the 2005 Stock Plan. To the extent that any awards under The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors are forfeited, terminated, expire unexercised or are settled for cash in lieu of stock, the shares subject to such awards (or the relevant portion thereof) shall be available for awards under the 2005 Stock Plan and shall be added to the total number of shares available under the 2005 Stock Plan.

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of the The Hartford's common stock on the date of grant, and an option's maximum term is ten years and two days. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable upon the attainment of specified market price appreciation of the The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2005, The Hartford had not issued any incentive stock options under any plans.

Performance awards of common stock granted under the 2005 Stock Plan become payable upon the attainment of specific performance goals achieved over a period of not less than one nor more than five years, and the restricted stock granted is subject to a restriction period. On a cumulative basis, no more than 20% of the aggregate number of shares which may be awarded under the 2005 Stock Plan are available for performance shares, restricted stock awards, or restricted stock unit awards. Also, the maximum award of performance shares, restricted stock awards, or restricted stock unit awards for any individual employee in any year is 200,000 shares or units. In 2005, the The Hartford granted 704,738 shares of common stock with a weighted average price of $71.62 related to performance shares, restricted stock awards, and restricted stock unit awards. In 2004 and 2003, the The Hartford granted shares of common stock of 315,452 and 333,712 with weighted average prices of $64.93 and $38.13, respectively, related to performance share and restricted stock awards.

In 1996, the The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of the Company at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. The Hartford may sell up to 5,400,000 shares of stock to eligible employees under the ESPP. In 2005, 2004 and 2003, 328,276, 345,262 and 443,467 shares were sold, respectively. The per share weighted average fair value of the discount under the ESPP was $10.77, $9.31, and $11.96 in 2005, 2004 and 2003,
respectively. Additionally, during 1997, The Hartford established employee stock purchase plans for certain employees of The Hartford's international subsidiaries. Under these plans, participants may purchase common stock of The Hartford at a fixed price at the end of a three-year period. The activity under these programs is not material.

NOTE 16. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

In connection with a comprehensive evaluation of various capital maintenance and allocation strategies by The

Hartford, an intercompany asset sale transaction was completed in April 2003. The transaction resulted in certain of The Hartford's Property & Casualty subsidiaries selling ownership interests in certain high quality fixed maturity securities to the Company for cash equal to the fair value of the securities as of the effective date of the sale. For the Property and Casualty subsidiaries, the transaction monetized the embedded gain in certain securities on a tax deferred basis to The Hartford because no capital gains tax will be paid until the securities are sold to unaffiliated third parties. The transfer re-deployed to the Company desirable investments without incurring substantial transaction costs that would have been payable in a comparable open market transaction. The fair value of securities transferred was $1.7 billion.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI automatically ceded 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 through September 2005 that were otherwise not reinsured. The Company and HLAI, in total, ceded approximately $120 of premiums to HLA during this period. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA. The Company and HLAI, combined, paid cash of $63, received hedging assets with a fair value of $182 and extinguishment of a reinsurance recoverable liability of $36, resulting in a capital contribution of $155.

During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2005, $1,463 of the account value had been assumed by the Company.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK., a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and Hartford Life and Annuity Insurance Company agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, Hartford Life and Annuity Insurance Company received fees collected since inception by HLIKK. related to the in-force riders of $25. Prospectively, Hartford Life and Annuity Insurance Company will receive the rider fee (currently, approximately 26 basis points) collected by HLIKK. and payable monthly in arrears. Depending on the underlying contract form, benefits are paid from Hartford Life and Annuity Insurance Company to HLIKK. either on the guaranteed annuity commencement date, when the contract holder's account value is less than the present value of minimum guaranteed annuity payments, or alternatively, during the annuitization phase, when the contract holder's account value is reduced to zero or upon death of the contract holder.

While the form of the agreement between HLAI and HLIKK. is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the agreement is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in earnings. The methodology for calculating the value of the reinsurance derivative is consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese Yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to earnings.

As of August 31, 2005, the effective date of the agreement, the reinsurance derivative liability recorded by the Company was $15. As described above, in connection with accepting the reinsurance derivative, the Company received $25 in cash. The difference between the fair value of the reinsurance derivative and the cash received was recorded as an in substance capital contribution of $10 from a related party. Subsequent cohorts, as ceded, representing new business written with the GMIB rider, will be recorded in a manner similar to the in-force block. The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2005, the fair value of the reinsurance derivative was an asset of $72. During the year ended, December 31, 2005, the Company recorded a net capital contribution of $2 and a pre-tax realized gain of $113, representing the change in fair value of the reinsurance derivative.

NOTE 17. QUARTERLY RESULTS FOR 2005 AND 2004 (UNAUDITED)

                                                                          Three Months Ended
                                             -----------------------------------------------------------------------------
                                                 March 31,           June 30,         September 30,       December 31,
                                             -----------------------------------------------------------------------------
                                              2005      2004      2005     2004      2005      2004      2005      2004
                                             -----------------------------------------------------------------------------
Revenues                                     $ 1,440   $ 1,399   $1,400   $ 1,346   $ 1,521   $ 1,456   $ 1,543   $ 1,485
Benefits, claims and expenses                  1,118     1,116    1,172     1,091     1,210     1,202     1,275     1,243
Net income [1]                                   241       181      180       180       247       395       248       209
                                             -----------------------------------------------------------------------------


[1] Included in the quarter ended September 30, 2004 is a $191 tax benefit which relates to agreement with IRS on the resolution of matters pertaining to tax years prior to 2004.

                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  All financial statements are included in Part A and Part B of the Registration Statement.

(b)  (1)    (a)  Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford")
                 authorizing the establishment of the Separate Account.(1)

(b)  (1)    (b)  Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford")
                 authorizing the re-designation of the Separate Account.(2)

     (2)    Not applicable.

     (3)    (a) Principal Underwriter Agreement.(3)

     (3)    (b) Form of Dealer Agreement.(3)

     (4)    Form of Individual Flexible Premium Variable Annuity Contract.(1)

     (5)    Form of Application.(1)

     (6)    (a) Certificate of Incorporation of Hartford.(4)

            (b) Bylaws of Hartford.(5)

     (7)    Not applicable.

     (8)    Form of Fund Participation Agreement.(6)

     (9)    Opinion and Consent of Christopher M. Grinnell, Senior Counsel and Assistant Vice Preseident.

     (10)   Consent of Deloitte & Touche LLP.

     (11)   No financial statements are omitted.

     (12)   Not applicable.

     (99)   Copy of Power of Attorney


------------

(1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-73570, dated May 1, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 8, to the Registration Statement File No. 333-69439, dated April 9, 2001

(3) Incorporated by reference to Post Effective Amendment No. 3, to the Registration Statement File No. 33-73570, dated April 29, 1996.

(4) Incorporated by reference to Post Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(5) Incorporated by reference to Post Effective Amendment No. 12, to the Registration Statement File No. 333-69485, dated April 9, 2001.

(6) Incorporated by reference to Post Effective Amendment No. 2, to the Registration Statement File No. 333-91921, filed on August 25, 2000.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                POSITION WITH HARTFORD
----------------------------------  ---------------------------------------------------------------------------
Daniel A. Andriola                  Vice President
Robert Arena                        Vice President
David G. Bedard                     Senior Vice President
David A. Carlson                    Senior Vice President and Deputy Chief Financial Officer, Director*
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Vice President
Charles J. DiVencenzo, Jr.          Vice President
Joseph G. Eck                       Vice President
Christopher M. Grinnell             Assistant Vice President
Susan M. Hess                       Assistant Vice President
George R. Jay                       Assistant Vice President
Stephen T. Joyce                    Senior Vice President
Michael L. Kalen                    Executive Vice President, Director*
Thomas P. Kalmbach                  Assistant Vice President and Actuary
Patrice Kelly-Ellis                 Senior Vice President
Deborah Koltenuk                    Vice President
Joseph F. Mahoney                   Vice President
Thomas M. Marra                     President, Chief Executive Officer and Chairman of the Board, Director*
Kenneth A. McCullum                 Vice President and Actuary
Ernest M. McNeill, Jr.              Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Sharon Roberts                      Vice President
Craig R. Raymond                    Senior Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Michael J. Roscoe                   Vice President and Actuary
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
John C. Walters                     Executive Vice President, Director*
Neal S. Wolin                       Executive Vice President and General Counsel
Lizabeth H. Zlatkus                 Executive Vice President and Chief Financial Officer, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

*Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

    Incorporated by reference to Post-Effective Amendment No. 4, to the Registration Statement File No. 333-119414, filed on April 7, 2006.

ITEM 27.  NUMBER OF CONTRACT OWNERS

    As of January 31, 2006, there were 140,000 Contract Owners.

ITEM 28.  INDEMNIFICATION

    Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

    Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

   1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

       A.   conducted himself in good faith;

       B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

       C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

   2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

    In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

       A.   conducted himself in good faith;

       B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

       C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

    Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

   (a) HSD acts as principal underwriter for the following investment companies:

    Hartford Life Insurance Company - Separate Account One

    Hartford Life Insurance Company - Separate Account Two

    Hartford Life Insurance Company - Separate Account Two (DC Variable Account
    I)

    Hartford Life Insurance Company - Separate Account Two (DC Variable Account
    II)

    Hartford Life Insurance Company - Separate Account Two (QP Variable
    Account)

    Hartford Life Insurance Company - Separate Account Two (Variable Account
    "A")

    Hartford Life Insurance Company - Separate Account Two (NQ Variable
    Account)

    Hartford Life Insurance Company - Separate Account Ten

    Hartford Life Insurance Company - Separate Account Three

    Hartford Life Insurance Company - Separate Account Five

    Hartford Life Insurance Company - Separate Account Seven

    Hartford Life Insurance Company - Separate Account Eleven

    Hartford Life Insurance Company - Separate Account Twelve

    Hartford Life and Annuity Insurance Company - Separate Account One

    Hartford Life and Annuity Insurance Company - Separate Account Ten

    Hartford Life and Annuity Insurance Company - Separate Account Three

    Hartford Life and Annuity Insurance Company - Separate Account Five

    Hartford Life and Annuity Insurance Company - Separate Account Six

    Hartford Life and Annuity Insurance Company - Separate Account Seven

    Hart Life Insurance Company - Separate Account One

    Hart Life Insurance Company - Separate Account Two

    American Maturity Life Insurance Company - Separate Account AMLVA

    American Maturity Life Insurance Company - Separate Account One

    Nutmeg Life Insurance Company - Separate Account One

    Servus Life Insurance Company - Separate Account One

    Servus Life Insurance Company - Separate Account Two

   (b)  Directors and Officers of HSD

                                                           POSITIONS AND OFFICES
NAME                                                          WITH UNDERWRITER
-------------------------------  ---------------------------------------------------------------------------
David A. Carlson                 Senior Vice President and Deputy Chief Financial Officer
Richard G. Costello              Vice President and Secretary
Anthony Dowling                  Chief Compliance Officer
Stephen T. Joyce                 Senior Vice President
Thomas M. Marra                  Director
Martin A. Swanson                Vice President
John C. Walters                  Chief Executive Officer, Director
William Wilcox                   Chief Legal Officer
Lizabeth H. Zlatkus              Executive Vice President and Chief Financial Officer, Director

    Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 31.  MANAGEMENT SERVICES

    All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

   (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

   (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

   (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 7th day of April, 2006.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TEN
(Registrant)


By:        Thomas M. Marra                               *By:      /s/ Christopher M. Grinnell
           --------------------------------------------            --------------------------------------------
           Thomas M. Marra,                                        Christopher M. Grinnell
           President, Chief Executive Officer and                  Attorney-in-Fact
           Chairman of the Board*


HARTFORD LIFE INSURANCE COMPANY
(Depositor)


By:        Thomas M. Marra
           --------------------------------------------
           Thomas M. Marra,
           President, Chief Executive Officer and
           Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David A. Carlson, Senior Vice President and Deputy
     Chief Financial Officer, Director*
Michael L. Kalen, Executive Vice President, Director*
Thomas M. Marra, President, Chief Executive Officer
     and Chairman of the Board, Director*
Ernest M. McNeill, Jr., Vice President & Chief
     Accounting Officer*
John C. Walters, Executive Vice President, Director*    *By:       /s/ Christopher M. Grinnell
                                                                   --------------------------------------------
Lizabeth H. Zlatkus, Executive Vice President and                  Christopher M. Grinnell
     Chief Financial Officer, Director*                            Attorney-in-Fact
David M. Znamierowski, Executive Vice President &
     Chief Investment Officer, Director*                Date:      April 7, 2006

333-66939

                                EXHIBIT INDEX

      (9)   Opinion and Consent of Christopher M. Grinnell, Senior Counsel and Assistant Vice President.

      (10)  Consent of Deloitte & Touche LLP.

      (99)  Copy of Power of Attorney.